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AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT
dated as of February 1, 2015
between
J. ARON & COMPANY
and
ALON SUPPLY, INC.

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TABLE OF CONTENTS
Page

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Schedules

Schedule	Description
Schedule A	Products and Product Specifications
Schedule B	Pricing Benchmarks
Schedule C	Monthly True-up Amounts
Schedule D	Operational Volume Range
Schedule E	Tank List
Schedule F	[Reserved]
Schedule G	Daily Settlement Schedule
Schedule H	Form of Inventory Reports
Schedule I	Initial Inventory Targets
Schedule J	Scheduling and Communications Protocol
Schedule K	Monthly Excluded Transaction Fee
Schedule L	Monthly Working Capital Adjustment
Schedule M	Notices
Schedule N	FIFO Balance Final Settlements
Schedule O	Form of Run-out Report
Schedule P	Pricing Group
Schedule Q	Form of Trade Sheet
Schedule R	Form of Step-Out Inventory Sales Agreement
Schedule S	Form of Refinery Production Volume Report
Schedule T	Excluded Transaction Trade Sheet
Schedule U	[Reserved]
Schedule V	Available Storage or Transportation Arrangements
Schedule W	[Reserved]
Schedule X	Pipeline Systems

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AMENDED AND RESTATED SUPPLY AND OFFTAKE AGREEMENT
This Amended and Restated Supply and Offtake Agreement (this “Agreement”) is made as of February 1, 2015 (the “Effective Date”), between J. Aron & Company (“Aron”), a general partnership organized under the laws of New York and located at 200 West Street, New York, New York 10282-2198, and Alon Supply, Inc. (the “Company”), a Delaware corporation located at 12700 Park Central Dr., Suite 1600, Dallas, Texas 75251 (each referred to individually as a “Party” or collectively as the “Parties”).
WHEREAS, the Company has entered into the Tolling Agreement (as defined below) with Paramount Petroleum Corporation (“PPC”), pursuant to which the Company has the exclusive right, through services provided by PPC, to refine, process and store crude oil and refined petroleum products at the refining, processing and terminalling units owned and/or operated by PPC and located in Paramount, California, Long Beach, California, Lakewood, California and Bakersfield, California, together with other real and personal property related thereto (collectively, the “Refinery”);
WHEREAS, the Company and Aron are parties to a Supply and Offtake Agreement, (the “Original Agreement”) dated as of May 30, 2012, pursuant to which Aron agreed to deliver crude oil and other petroleum feedstocks to the Company for use at the Refinery and purchase all refined products produced by the Refinery (other than certain excluded products);
WHEREAS, the Parties have entered into various amendments of the Original Agreement;
WHEREAS, the Parties wish to make further amendments to the Original Agreement; and
WHEREAS, the Parties wish to incorporate such further amendments, together with all prior amendments into a single agreement by amending and restating the Original Agreement in its entirety as more specifically set forth herein.
NOW, THEREFORE, in consideration of the premises and respective promises, conditions, terms and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties do agree that the Original Agreement is hereby amended and restated in its entirety as of the date hereof and as follows:
ARTICLE 1

DEFINITIONS AND CONSTRUCTION
1.1    Definitions.
For purposes of this Agreement, including the foregoing recitals, the following terms shall have the meanings indicated below:
“Acknowledgement and Agreement” means the acknowledgement and agreement to be delivered to Aron by PPC pursuant to Section 2.1(r).

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“Actual Month End Crude Volume” has the meaning specified in Section 9.2(a).
“Actual Month End Product Volume” has the meaning specified in Section 9.2(a).
“Actual Monthly Crude Run” has the meaning specified in Section 6.4(c).
“Actual Net Crude Consumption” means, for any Delivery Month, the actual number of Crude Oil Barrels run by the Refinery for such Delivery Month minus the number of Other Barrels actually delivered into the Crude Storage Facilities during such Delivery Month.
“Adequate Assurance” has the meaning specified in Section 12.5.
“Adjustment Fee” means the amount set forth as the “Adjustment Fee” in the Fee Letter.
“Adjustment Amount” means the “Adjustment Amount” as per the “Available Volume” tab in the “PPC Daily Inventory Report” specified in Schedule H, provided that the data and other information used to determine the foregoing shall be reasonably satisfactory to and verifiable by Aron.
“Affected Obligations” has the meaning specified in Section 16.3.
“Affected Party” has the meaning specified in Section 16.1.
“Affiliate” means, in relation to any Person, any entity controlled, directly or indirectly, by such Person, any entity that controls, directly or indirectly, such Person, or any entity directly or indirectly under common control with such Person. For this purpose, “control” of any entity or Person means ownership of a majority of the issued shares or voting power or control in fact of the entity or Person.
“Aggregate Monthly Purchased Products Fee” has the meaning specified in Section 8.8.
“Aggregate Receipts” has the meaning specified in Section 7.5(d)(i).
“Ancillary Contract” has the meaning specified in Section 19.1(c).
“Ancillary Costs” means all freight, pipeline, transportation, storage, tariffs and other costs and expenses incurred as a result of the purchase, movement and storage of Crude Oil or Products undertaken in connection with or required for purposes of this Agreement (whether or not arising under Procurement Contracts and regardless of the point at which or terms upon which delivery is made under any such Procurement Contract), including, ocean-going freight and other costs associated with waterborne movements, inspection costs and fees, wharfage, port and dock fees, vessel demurrage, lightering costs, ship’s agent fees, import charges, waterborne insurance premiums, fees and expenses, broker’s and agent’s fees, load or discharge port charges and fees, pipeline transportation costs, pipeline transfer and pumpover fees, pipeline throughput and scheduling charges (including any fees and charges resulting from changes in nominations undertaken to satisfy delivery requirements under this Agreement), pipeline and other common carrier tariffs, blending, tankage, linefill and throughput charges, pipeline demurrage, superfund

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and other comparable fees, processing fees (including fees for water or sediment removal or feedstock decontamination), merchandise processing costs and fees, importation costs, any charges imposed by any Governmental Authority (including transfer taxes (but not taxes on the net income of Aron) and customs and other duties), user fees, fees and costs for any credit support provided to any third party pipelines with respect to any transactions contemplated by this Agreement and any pipeline compensation or reimbursement payments that are not timely paid by the pipeline to Aron. Notwithstanding the foregoing, (i) Aron’s hedging costs in connection with this Agreement or the transactions contemplated hereby shall not be considered Ancillary Costs (but such exclusion shall not change or be deemed to change the manner in which Related Hedges are addressed under Article 19 below) and (ii) any Product shipping costs of Aron, to the extent incurred after Aron has removed such Product from the Product Storage Facilities for its own account, shall not be considered Ancillary Costs.
“Annual Fee” means the amount set forth as the “Annual Fee” in the Fee Letter.
“Applicable Law” means (i) any law, statute, regulation, code, ordinance, license, decision, order, writ, injunction, decision, directive, judgment, policy, decree and any judicial or administrative interpretations thereof, (ii) any agreement, concession or arrangement with any Governmental Authority and (iii) any license, permit or compliance requirement, including Environmental Law, in each case as may be applicable to either Party or the subject matter of this Agreement.
“Aron’s Policies and Procedures” shall have the meaning specified in Section 13.4(a).
“ARKS” means Alon Refining Krotz Springs, Inc.
“ARKS Supply and Offtake Agreement” means the Second Amended and Restated Supply and Offtake Agreement between Aron and ARKS dated as of _____, 2015, as from time to time amended, modified, supplemented and/or restated.
“Asphalt Category” has the meaning specified in the Inventory Sales Agreement.
“Available Storage or Transportation Arrangements” means all of the storage and transportation facilities listed on Schedule V with respect to which the Company has certain transportation and/or storage rights.
“Bank Holiday” means any day (other than a Saturday or Sunday) on which banks are authorized or required to close in the State of New York.
“Bankrupt” means a Person that (i) is dissolved, other than pursuant to a consolidation, amalgamation or merger, (ii) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due, (iii) makes a general assignment, arrangement or composition with or for the benefit of its creditors, (iv) institutes a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors’ rights, or a petition is presented for its winding-up or liquidation, (v) has a resolution passed for its winding-up, official management or

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liquidation, other than pursuant to a consolidation, amalgamation or merger, (vi) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for all or substantially all of its assets, (vii) has a secured party take possession of all or substantially all of its assets, or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all of its assets, (viii) files an answer or other pleading admitting or failing to contest the allegations of a petition filed against it in any proceeding of the foregoing nature, (ix) causes or is subject to any event with respect to it which, under Applicable Law, has an analogous effect to any of the foregoing events, (x) has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy under any bankruptcy or insolvency law or other similar law affecting creditors’ rights and such proceeding is not dismissed within fifteen (15) days or (xi) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing events.
“Bankruptcy Code” means chapter 11 of Title 11, U.S. Code.
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.
“Base Agreements” means the Tolling Agreement and any of the Master Lease or any other agreement between PPC and a third party pursuant to which PPC acquired or acquires any rights to use the third party Included Crude Pipelines or Included Product Pipelines or the Included Third Party Storage Tanks.
“Baseline Volume” means for each Product Group the respective minimum volume specified therefor under the “Baseline Volume” column on Schedule D.
“Best Available Inventory Data” means daily inventory reports produced by the Company in respect of the Crude Storage Tanks, applicable Included Crude Pipelines, Product Storage Tanks and applicable Included Product Pipelines, in the form specified in Schedule H.
“Big Spring Supply and Offtake Agreement” means the Second Amended and Restated Supply and Offtake Agreement between Aron and Alon USA, LP dated as of ______, 2015 as from time to time be amended, modified, supplemented and/or restated.
“BS&W” means basic sediment and water.
“Business Day” means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the State of New York.
“Commencement Date” has the meaning specified in Section 2.3.
“Commencement Date Crude Oil Volumes” means the total quantity of Crude Oil in the Crude Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.
“Commencement Date Products Volumes” means the total quantities of the Products in the Product Storage Facilities purchased by Aron on the Commencement Date, pursuant to the Inventory Sales Agreement.

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“Commencement Date Purchase Value” means, with respect to the Commencement Date Volumes, initially the Estimated Commencement Date Value until the Definitive Commencement Date Value has been determined and thereafter the Definitive Commencement Date Value.
“Commencement Date Volumes” means, collectively, the Commencement Date Crude Oil Volumes and the Commencement Date Products Volumes.
“Company Purchase Agreement” has the meaning specified in the Marketing and Sales Agreement.
“Contract Cutoff Date” means, with respect to any Procurement Contract, the date and time by which Aron is required to provide its nominations to the Third Party Supplier thereunder for the next monthly delivery period for which nominations are then due.
“Contract Nominations” has the meaning specified in Section 5.4(b).
“Counterparty Crude Sales Fee” has the meaning specified in Section 6.4(h).
“CPT” means the prevailing time in the Central time zone.
“Crude Delivery Point” means the outlet flange of the Crude Storage Tanks.
“Crude Intake Point” means the inlet flange of the Crude Storage Tanks and Included Crude Tanks, respectively.
“Crude Oil” means crude oil of any type or grade.
“Crude Oil Linefill” means, at any time, the aggregate volume of Crude Oil linefill on the Included Crude Pipelines for which Aron is treated as the exclusive owner by the Included Crude Pipelines; provided that such volume shall be determined by using the volumes reported on the most recently available monthly statements from the Included Crude Pipelines.
“Crude Purchase Fee” has the meaning specified in Section 6.4(a).
“Crude Storage Facilities” means, collectively, the Crude Storage Tanks, Included Crude Tanks and Included Crude Pipelines.
“Crude Storage Tanks” means any of the tanks at the Refinery listed on Schedule E that store Crude Oil.
“Customer” has the meaning specified in the Marketing and Sales Agreement.
“Daily Prices” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B as the relevant daily price.
“Daily Product Sales” means, for any day and Product Group, Aron’s estimate of the aggregate sales volume of such Product sold or purchased during such day, pursuant to (a) Included

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Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“Default” means any event that, with notice or the passage of time, would constitute an Event of Default.
“Default Interest Rate” means the lesser of (i) the per annum rate of interest calculated on a daily basis using the prime rate published in the Wall Street Journal for the applicable day (with the rate for any day for which such rate is not published being the rate most recently published) plus two hundred (200) basis points and (ii) the maximum rate of interest permitted by Applicable Law.
“Defaulting Party” has the meaning specified in Section 18.2(a).
“Deferred Portion” has the meaning specified in the Inventory Sales Agreement.
“Definitive Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Delivery Date” means any calendar day.
“Delivery Month” means the month in which Crude Oil is to be delivered to the Refinery.
“Delivery Point” means a Crude Delivery Point or a Products Delivery Point, as applicable.
“Designated Affiliate” means, in the case of Aron, Goldman, Sachs & Co., and in the case of the Company, none.
“Designated Company-Sourced Barrels” means, for any month, the aggregate number of Barrels of Crude Oil delivered by the Company to Aron with transfer of title occurring either at the Crude Intake Point or at an upstream point, regardless of whether such delivery is via a pipeline that is not a third party Included Crude Pipeline or is pursuant to a Procurement Agreement with delivery via a third party Included Crude Pipeline.
“Disposed Quantity” has the meaning specified in Section 9.4(a).
“Disposition Amount” has the meaning specified in Section 9.4(a).
“Early Termination Date” has the meaning specified in Section 3.2.
“Effective Date” has the meaning specified in the introductory paragraph of this Agreement.
“Environmental Law” means any existing or past Applicable Law, policy, judicial or administrative interpretation thereof or any legally binding requirement that governs or purports to govern the protection of persons, natural resources or the environment (including the protection of ambient air, surface water, groundwater, land surface or subsurface strata, endangered species or wetlands), occupational health and safety and the manufacture, processing, distribution, use,

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generation, handling, treatment, storage, disposal, transportation, release or management of solid waste, industrial waste or hazardous substances or materials.
“EST” means the prevailing time in the Eastern time zone.
“Estimated Commencement Date Value” has the meaning specified in the Inventory Sales Agreement.
“Estimated Daily Net Crude Sales” has the meaning specified in Section 10.1(c)(i).
“Estimated Daily Net Product Sales” has the meaning specified in Section 10.1(c)(ii).
“Estimated Termination Amount” has the meaning specified in Section 19.2(b).
“Estimated Yield” has the meaning specified in Section 8.3(a).
“Event of Default” means an occurrence of the events or circumstances described in Section 18.1.
“Excluded Materials” means any materials other than Crude Oil or Products.
“Excluded Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Expiration Date” has the meaning specified in Section 3.1.
“Fed Funds Rate” means the rate set forth in H.15(519) or in H.15 Daily Update for the most recently preceding Business Day under the caption “Federal funds (effective)”; provided that if no such rate is so published for any of the immediately three preceding Business Days, then such rate shall be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged by each of three leading brokers of U.S. dollar Federal funds transactions prior to 9:00 a.m., EST, on that day, which brokers shall be selected by Aron in a commercially reasonable manner. For purposes hereof, “H.15(519)” means the weekly statistical release designated as such, or any successor publication, published by the Board of Governors of the Federal Reserve System, available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/, or any successor site or publication and “H.15 Daily Update” means the daily update of H.15(519), available through the worldwide website of the Board of Governors of the Federal Reserve System at http://www.federalreserve.gov/releases/h15/update/, or any successor site or publication.
“Fee Letter” means that certain amended and restated letter from Aron to the Company, executed on or after the date hereof and as from time to time thereafter amended and/or restated, which identifies itself as the “Fee Letter” for purposes hereof, and pursuant to which the Parties have set forth the amounts for and other terms relating to certain fees payable hereunder.
“Force Majeure” means any cause or event reasonably beyond the control of a Party, including fires, earthquakes, lightning, floods, explosions, storms, adverse weather, landslides and other acts of natural calamity or acts of God; navigational accidents or maritime peril; vessel damage

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or loss; strikes, grievances, actions by or among workers or lock-outs (whether or not such labor difficulty could be settled by acceding to any demands of any such labor group of individuals and whether or not involving employees of the Company or Aron); accidents at, closing of, or restrictions upon the use of mooring facilities, docks, ports, pipelines, harbors, railroads or other navigational or transportation mechanisms; disruption or breakdown of, explosions or accidents to wells, storage plants, refineries, terminals, machinery or other facilities; acts of war, hostilities (whether declared or undeclared), civil commotion, embargoes, blockades, terrorism, sabotage or acts of the public enemy; any act or omission of any Governmental Authority; good faith compliance with any order, request or directive of any Governmental Authority; curtailment, interference, failure or cessation of supplies reasonably beyond the control of a Party; or any other cause reasonably beyond the control of a Party, whether similar or dissimilar to those above and whether foreseeable or unforeseeable, which, by the exercise of due diligence, such Party could not have been able to avoid or overcome. Solely for purposes of this definition, the failure of any Third Party Supplier to deliver Crude Oil pursuant to any Procurement Contract, whether as a result of Force Majeure as defined above, “force majeure” as defined in such Procurement Contract, breach of contract by such Third Party Supplier or any other reason, shall constitute an event of Force Majeure for Aron under this Agreement with respect to the quantity of Crude Oil subject to that Procurement Contract.
“Governmental Authority” means any federal, state, regional, local, or municipal governmental body, agency, instrumentality, authority or entity established or controlled by a government or subdivision thereof, including any legislative, administrative or judicial body, or any person purporting to act therefor.
“Guarantee” has the meaning specified in Section 18.1(n).
“Guarantor” has the meaning specified in Section 18.1(n).
“Hazardous Substances” means any explosive or radioactive substances or wastes and any toxic or hazardous substances, materials, wastes, contaminants or pollutants, including petroleum or petroleum distillates, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances defined or listed as “hazardous substances,” “hazardous materials,” “hazardous wastes” or “toxic substances” (or similarly identified), regulated under or forming the basis for liability under any applicable Environmental Law.

“Identified Facilities” has the meaning specified in Section 13.4(a).

“Included Crude Pipelines” means the pipelines or sections thereof owned or leased by the Company, PPC or an Affiliate of PPC or by a third party, as further described on Schedule X, as such schedule may, from time to time, be amended by the Parties.
“Included Crude Tanks” means the crude storage tanks owned and operated by third parties as further identified and described in Schedule E, including, as applicable with respect to the inventory report provided by such third party, any related facilities, pipelines or other connecting hoses used in connection with such tanks.

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“Included Locations” means, collectively, the Crude Storage Facilities and the Product Storage Facilities.
“Included Product Pipelines” means pipelines or sections thereof owned or leased by the Company, PPC or an Affiliate of PPC or by a third party, as further described on Schedule X or listed on Schedule E, as such schedules may, from time to time, be amended by the Parties.
“Included Product Tanks” means the product storage tanks owned and operated by third parties as further identified and described on Schedule E, including, as applicable with respect to the inventory report provided by such third party, any related facilities, pipelines or other connecting hoses used in connection with such tanks.
“Included Purchase Transaction” has the meaning specified in the Marketing and Sales Agreement.
“Included Third Party Storage Tanks” means, collectively the Included Crude Tanks and Included Product Tanks.
“Included Transactions” has the meaning specified in the Marketing and Sales Agreement.
“Independent Inspection Company” has the meaning specified in Section 11.3.
“Index Value” has the meaning specified in Section 7.5(d)(ii).
“Initial Estimated Yield” has the meaning specified in Section 8.3(a).
“Interim Payment” has the meaning specified in Section 10.1(a).
“Inventory Lien Documents” has the meaning specified in Section 2.1(q).
“Inventory Sales Agreement” means the purchase and sale agreement, in form and in substance mutually agreeable to the Parties, dated as of the Commencement Date, pursuant to which the Company is selling and transferring to Aron the Commencement Date Volumes for the Commencement Date Purchase Value, free and clear of all liens, claims and encumbrances of any kind.
“Level One Fee” means the amount set forth as the “Level One Fee” in the Fee Letter.
“Level Two Fee” means the amount set forth as the “Level Two Fee” in the Fee Letter.
“Liabilities” means any losses, liabilities, charges, damages, deficiencies, assessments, interests, fines, penalties, costs and expenses (collectively, “Costs”) of any kind (including reasonable attorneys’ fees and other fees, court costs and other disbursements), including any Costs directly or indirectly arising out of or related to any suit, proceeding, judgment, settlement or judicial or administrative order and any Costs arising from compliance or non-compliance with Environmental Law.

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“Liens” has the meaning specified in Section 17.2(h).
“Liquidated Amount” has the meaning specified in Section 18.2(f).
“Long Product FIFO Price” means the price so listed on Schedule B.
“Marketing and Sales Agreement” means the products marketing and sales agreement, dated as of the Commencement Date, between the Company and Aron pursuant to which the Product purchased by Aron hereunder shall from time to time be marketed and sold by the Company for Aron’s account, as amended, supplemented, restated or otherwise modified from time to time.
“Master Lease” means the Lease Agreement by and among Edgington Oil Company, LLC, Paramount of Oregon, LLC, Paramount of Washington, LLC, Paramount Petroleum Corporation of Arizona, Inc., and Alon Bakersfield Property, Inc., jointly and severally, as Landlord, and Paramount Petroleum Corporation, as Tenant, as amended, pursuant to which PPC is the exclusive lessee and operator of its refining and processing facilities in Long Beach, California and Bakersfield, California, together with other real and personal property related thereto.
“Material Adverse Change” means a material adverse effect on and/or material adverse change with respect to (i) the business, operations, properties, assets or financial condition of the Company and its subsidiaries taken as a whole; (ii) the occurrence of a Material Adverse Change under the ARKS Supply and Offtake Agreement or Big Spring Supply and Offtake Agreement as defined therein; (iii) the ability of PPC to perform its obligations under the Tolling Agreement (iv) the ability of the Company to fully and timely perform its obligations; (v) the legality, validity, binding effect or enforceability against the Company of any of the Transaction Documents; or (vi) the rights and remedies available to, or conferred upon, Aron hereunder; provided that none of the following changes or effects shall constitute a “Material Adverse Change”: (1) changes, or effects arising from or relating to changes, of laws, that are not specific to the business or markets in which the Company operates; (2) changes arising from or relating to, or effects of, the transactions contemplated by this Agreement or the taking of any action in accordance with this Agreement; (3) changes, or effects arising from or relating to changes, in economic, political or regulatory conditions generally affecting the U.S. economy as a whole, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; (4) changes, or effects arising from or relating to changes, in financial, banking, or securities markets generally affecting the U.S. economy as a whole, (including (a) any disruption of any of the foregoing markets, (b) any change in currency exchange rates, (c) any decline in the price of any security or any market index and (d) any increased cost of capital or pricing related to any financing), except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants; and (5) changes arising from or relating to, or effects of, any seasonal fluctuations in the business, except to the extent such change or effect has a disproportionate effect on the Company relative to other industry participants.
“Measured Crude Quantity” means, for any Delivery Date, the total quantity of Crude Oil that, during such Delivery Date, was withdrawn and lifted by and delivered to the Company at the Crude Delivery Point, as evidenced by either meter readings and meter tickets for that Delivery Date and tank gaugings conducted at the beginning and end of such Delivery Date.

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“Measured Product Quantity” means, for any Delivery Date, the total quantity of a particular Product that, during such Delivery Date, was delivered by the Company to Aron at the Products Delivery Point, as evidenced by either (i) meter readings and meter tickets for that Delivery Date or (ii) tank gaugings conducted at the beginning and end of such Delivery Date.
“Monthly Cover Costs” has the meaning specified in Section 7.6.
“Monthly Crude Forecast” has the meaning specified in Section 5.2(b).
“Monthly Crude Oil True-up Amount” has the meaning specified in Schedule C.
“Monthly Crude Payment” has the meaning specified in Section 6.3.
“Monthly Crude Price” means, with respect to the Net Crude Sales Volume for any month, the volume weighted average price per Barrel specified in the related Procurement Contracts under which Aron acquired or sold such barrels in such month.
“Monthly Crude Receipts” has the meaning specified in Schedule C.
“Monthly Excluded Transaction Fee” has the meaning specified in Section 7.8.
“Monthly Procurement Shortfall” has the meaning specified in Section 6.4(d).
“Monthly Product Sale Adjustment” has the meaning specified in Section 7.5.
“Monthly Product Sales” means, for any month and Product Group, the aggregate sales volume of such Product sold during such month, pursuant to (a) Included Transactions and Excluded Transactions (each as defined in the Marketing and Sales Agreement) or (b) any Company Purchase Agreements.
“Monthly Product True-up Amount” has the meaning specified in Schedule C.
“Monthly True-up Amount” has the meaning specified in Section 10.2(a).
“Monthly Working Capital Adjustment” is an amount to be determined pursuant to Schedule L.
“Net Crude Sales Volume” has the meaning specified in Section 9.3(a).
“Nomination Month” means the month that occurs prior to the Delivery Month.
“Non-Affected Party” has the meaning specified in Section 16.1.
“Non-Defaulting Party” has the meaning specified in Section 18.2(a).
“NSV” means, with respect to any measurement of volume, the total liquid volume, excluding sediment and water and free water, corrected for the observed temperature to 60° F.

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“Operational Volume Range” means the range of operational volumes for any given set of associated Crude Storage Facilities for each type of Crude Oil and for any given set of associated Product Storage Facilities for each group of Products, between the minimum volume and the maximum volume, as set forth on Schedule D.
“Original Agreement” has the meaning specified in the recitals above.
“Original Agreement Effective Date” means the “Effective Date” as defined in the Original Agreement.
“Other Barrels” has the meaning specified in Section 5.3(f).
“Other Rejected Barrels” has the meaning specified in Section 6.4(g).
“Party” or “Parties” has the meaning specified in the preamble to this Agreement.
“Payment Factor” has the meaning specified in Schedule G.
“Person” means an individual, corporation, partnership, limited liability company, joint venture, trust or unincorporated organization, joint stock company or any other private entity or organization, Governmental Authority, court or any other legal entity, whether acting in an individual, fiduciary or other capacity.
“Pipeline Cutoff Date” means, with respect to any third party Included Crude Pipeline or Included Product Pipeline, the date and time by which a shipper on such Included Crude Pipeline or Included Product Pipeline, as applicable is required to provide its nominations to the entity that schedules and tracks Crude Oil and Products in such Included Crude Pipeline or Included Product Pipeline, as applicable for the next shipment period for which nominations are then due.
“Pipeline System” means the Included Crude Pipelines and Included Product Pipelines.
“PPC” means Paramount Petroleum Corporation.
“Pricing Benchmark” means, with respect to a particular grade of Crude Oil or type of Product, the pricing index, formula or benchmark indicated on Schedule B.
“Pricing Group” means any of the Product Groups listed as a pricing group on Schedule P.
“Procurement Contract” means any procurement contract entered into by Aron for the purchase or sale of Crude Oil to be processed or sold at the Refinery, which may be either a contract with any seller or purchaser of Crude Oil (other than the Company or an Affiliate of the Company) or a contract with the Company, or such other contract to the extent the Parties deem such contract to be a Procurement Contract for purposes hereof.
“Procurement Contract Assignment” means an instrument, in form and substance reasonably satisfactory to Aron, by which the Company assigns to Aron all rights and obligations under a Procurement Contract and Aron assumes such rights and obligations thereunder, subject to terms

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satisfactory to Aron providing for the automatic reassignment thereof to the Company in connection with the termination of this Agreement.
“Product” means any of the refined petroleum products listed on Schedule A, as from time to time amended by mutual agreement of the Parties.
“Product Cost” has the meaning specified in Section 8.7.
“Product Group” means Crude Oil or a group of Products as specified on Schedule P.
“Product Linefill” means, at any time and for any grade of Product, the aggregate volume of linefill of that Product on the Included Product Pipelines for which Aron is treated as the exclusive owner by the Included Product Pipelines; provided that such volume shall be determined by using the volumes reported on the monthly or daily statements, as applicable, from the Included Product Pipelines.
“Product Purchase Agreements” has the meaning specified in the Marketing and Sales Agreement.
“Product Storage Facilities” means, collectively, the Product Storage Tanks, Included Product Tanks and Included Product Pipelines.
“Product Storage Tanks” means any of the tanks at the Refinery that store Products and are listed on Schedule E as such, including those tanks available to PPC, if any, pursuant to the Terminal Lease entered into on June 1, 2010 between Equilon Enterprises LLC and Alon Bakersfield Property, Inc. during the term thereof, and any other product storage tanks owned by the Company, PPC or any of their Affiliates and listed on Schedule E as such.
“Products Delivery Point” means the inlet flange of the Product Storage Tanks.
“Products Offtake Point” means the delivery point at which Aron transfers title to Products in accordance with sales transactions executed pursuant to the Marketing and Sales Agreement.
“Pro Forma Expiration Date” has the meaning specified in Section 18.2(b).
“Projected Monthly Run Volume” has the meaning specified in Section 7.2(a).
“Projected Net Crude Consumption” means, for any Delivery Month, the Projected Monthly Run Volume for such Delivery Month minus the number of Other Barrels that the Company indicated it expected to deliver into the Crude Storage Tanks during such Delivery Month.
“PST” means the prevailing time in the Pacific time zone.
“Purchased Product Barrel Fee” means the amount set forth as the “Purchased Product Barrels Fee” in the Fee Letter.
“Reduced Fee Barrels” has the meaning specified in Section 6.4(b).

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“Refinery” has the meaning specified in the first recital hereto.
“Refinery Facilities” means (i) all the facilities located at the Refinery, and (ii) any associated or adjacent facility in each case, used by the Company to carry out the terms of this Agreement, excluding, however, the Crude Oil receiving and Products delivery facilities, pipelines, tanks and associated facilities which constitute the Storage Facilities.
“Rejected Procurement Contract” has the meaning specified in Section 6.4(f).
“Related Hedges” means any transactions from time to time entered into by Aron with third parties unrelated to Aron or its Affiliates to hedge Aron’s exposure resulting from this Agreement or any other Transaction Document and Aron’s rights and obligations hereunder or thereunder.
“Remedies Exercise Date” has the meaning specified in Section 18.2(b).
“Required Storage and Transportation Arrangements” mean such designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company shall have provided Aron with the Company’s (or its Affiliates’) full and unimpaired right to use the third party Included Crude Pipelines, third party Included Product Pipelines and Included Third Party Storage Tanks.
“Revised Estimated Yield” has the meaning specified in Section 8.3(a).
“Run-out Report” has the meaning specified in Section 7.3(a).
“Second Level Two Fee” means the amount set forth as the “Second Level Two Fee” in the Fee Letter.
“Settlement Amount” has the meaning specified in Section 18.2(b).
“Shortfall Procurement Barrels” has the meaning specified in Section 6.4(e).
“Specified Indebtedness” means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) of the Company in respect of borrowed money.
“Specified Transaction” means (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between Aron (or any of its Designated Affiliates) and the Company (or any of its Designated Affiliates) (i) which is a rate swap transaction, swap option, basis swap, forward rate transaction, commodity swap, commodity option, commodity spot transaction, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option, weather swap, weather derivative, weather option, credit protection transaction, credit swap, credit default swap, credit default option, total return swap, credit spread transaction, repurchase transaction, reverse repurchase transaction, buy/sell-back transaction, securities lending transaction, or forward purchase or sale of a security, commodity or other financial instrument or interest (including any option with respect to any of these transactions) or (ii) which is a type of transaction that is similar

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to any transaction referred to in clause (i) that is currently, or in the future becomes, recurrently entered into the financial markets (including terms and conditions incorporated by reference in such agreement) and that is a forward, swap, future, option or other derivative on one or more rates, currencies, commodities, equity securities or other equity instruments, debt securities or other debt instruments, or economic indices or measures of economic risk or value, (b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this agreement or the relevant confirmation.
“Split True Up Invoice” means any invoice that as per Schedule G has two “True Up Dates,” in which case the “True Up Factor” used to allocate volumes and settlement values between the two “True Up Dates” shall not be equal to 1.
“Step-Out Inventory Sales Agreement” means the purchase and sale agreement, in a form and substance mutually agreeable to the Parties, to be dated as of the Termination Date, pursuant to which the Company shall buy Crude Oil and Products from Aron subject to the provisions of this Agreement and any other terms agreed to by the Parties thereto.
“Storage Facilities” mean the storage, loading and offloading facilities located at the Refinery including the Crude Storage Tanks, the Product Storage Tanks and the land, piping, marine facilities, truck facilities and other facilities related thereto, together with existing or future modifications or additions, which are excluded from the definition of Refinery or Refinery Facilities. In addition, the term “Storage Facilities” includes the Included Third Party Storage Tanks and any other location where a storage facility is used by the Company to store or throughput Crude Oil or Products, except those storage, loading and offloading facilities which are used exclusively to store Excluded Materials.
“Storage Facilities Agreement” means the storage facilities agreement, in form and substance mutually agreeable to the Parties, to be dated as of the Commencement Date, between the Company, PPC, certain of PPC’s Affiliates (collectively, the “Granting Parties”) and Aron, pursuant to which the Granting Parties have granted to Aron an exclusive right to use the Storage Facilities in connection with this Agreement.
“Supplier’s Inspector” means any Person selected by Aron in a commercially reasonable manner that is acting as an agent for Aron or that (1) is a licensed Person who performs sampling, quality analysis and quantity determination of the Crude Oil and Products purchased and sold hereunder, (2) is not an Affiliate of any Party and (3) in the reasonable judgment of Aron, is qualified and reputed to perform its services in accordance with Applicable Law and industry practice, to perform any and all inspections required by Aron.
“Tank Maintenance” has the meaning specified in Section 9.5.
“Target Month End Crude Volume” has the meaning specified in Section 7.2(b).
“Target Month End Product Volume” has the meaning specified in Section 7.3(b).
“Tax” or “Taxes” has the meaning specified in Section 14.1.

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“Term” has the meaning specified in Section 3.1.
“Term Credit Agreement” means the Credit Agreement dated as of June 22, 2006 by and among Alon USA Energy, Inc., the Lenders thereto and Credit Suisse, as from time to time amended.
“Termination Amount” means, without duplication, the total net amount owed by one Party to the other Party upon termination of this Agreement under Section 19.2(a).
“Termination Date” has the meaning specified in Section 19.1.
“Termination Date Crude Oil Volumes” has the meaning specified in Section 19.1(d).
“Termination Date Product Volumes” has the meaning specified in Section 19.1(d).
“Termination Date Volumes” has the meaning specified in Section 19.1(d).
“Termination Holdback Amount” has the meaning specified in Section 19.2(b).
“Termination Reconciliation Statement” has the meaning specified in Section 19.2(c).
“Third Party Supplier” means any seller of Crude Oil under a Procurement Contract (other than the Company or any Affiliate of the Company).
“Tolling Agreement” means that certain Tolling Agreement between the Company and PPC dated as of May 30, 2012.
“Transaction Document” means any of this Agreement, the Acknowledgment and Agreement, Marketing and Sales Agreement, the Inventory Sales Agreement, the Storage Facilities Agreement, the Step-Out Inventory Sales Agreement, the Required Storage and Transportation Arrangements, the Fee Letter, the Inventory Lien Documents and any other agreement or instrument contemplated hereby or executed in connection herewith, including any guarantees or other credit support documents as may be from time to time provided by the Company and/or its Affiliates.
“Transported Quantities” means the aggregate volume of Crude Oil transported via truck or rail to and from those Crude Tanks located at the portions of the Refinery in Paramount, California and Long Beach, California, as per the “Available Volume” tab in the “PPC Daily Inventory Report” specified in Schedule H, unless Aron determines, based on its reasonable judgment (which may include the judgment of Supplier’s Inspector), that the volumes reflected in such tab are not sufficiently reliable or accurate, in which case the parties shall agree to and implement an alternative method satisfactory to Aron for determining and reporting the foregoing volumes.
“Volume Determination Procedures” mean (a) in respect of determining the NSV of Crude Oil in the Crude Storage Tanks or Products in the Product Storage Tanks, PPC’s ordinary month-end procedures, which include manually gauging each Crude Storage Tank or Product Storage Tank on the last day of the month to ensure that the automated tank level readings are accurate to within a tolerance of two inches; provided that if the automated reading cannot be calibrated to be within such tolerance, the Company shall use the manual gauge reading in its calculation of month-end

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inventory (b) in respect of determining the NSV of Crude Oil in the Included Crude Tanks, Products in the Included Product Tanks, using the volumes reported on the most recently available monthly statements in respect of such tanks (c) in respect of determining the NSV of the linefill in the third party Included Crude Pipelines and third party Included Product Pipelines, using the procedures set forth in the storage or transportation agreement underlying the applicable Required Storage and Transportation Arrangement and (d) in respect of the linefill in the PPC-owned Included Crude Pipelines and PPC-owned Included Product Pipelines, such pipelines shall be deemed full, except when crude oil, other feedstocks or products owned by third parties are flowing through such pipelines.
“Weekly Projection” has the meaning specified in Section 5.2(c).
1.2    Construction of Agreement.
(a)    Unless otherwise specified, reference to, and the definition of any document (including this Agreement) shall be deemed a reference to such document as may be, amended, supplemented, revised or modified from time to time.
(b)    Unless otherwise specified, all references to an “Article,” “Section,” or Schedule” are to an Article or Section hereof or a Schedule attached hereto.
(c)    All headings herein are intended solely for convenience of reference and shall not affect the meaning or interpretation of the provisions of this Agreement.
(d)    Unless expressly provided otherwise, the word “including” as used herein does not limit the preceding words or terms and shall be read to be followed by the words “without limitation” or words having similar import.
(e)    Unless expressly provided otherwise, all references to days, weeks, months and quarters mean calendar days, weeks, months and quarters, respectively.
(f)    Unless expressly provided otherwise, references herein to “consent” mean the prior written consent of the Party at issue, which shall not be unreasonably withheld, delayed or conditioned.
(g)    A reference to any Party to this Agreement or another agreement or document includes the Party’s permitted successors and assigns.
(h)    Unless the contrary clearly appears from the context, for purposes of this Agreement, the singular number includes the plural number and vice versa; and each gender includes the other gender.
(i)    Except where specifically stated otherwise, any reference to any Applicable Law or agreement shall be a reference to the same as amended, supplemented or re-enacted from time to time.

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(j)    Unless otherwise expressly stated herein, any reference to “volume” shall be deemed to refer to actual NSV, unless such volume has not been yet been determined, in which case, volume shall be an estimated net volume determined in accordance with the terms hereof.
(k)    The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.
(l)    For the purposes of this Agreement, any reference to the “first month” shall be the period from and including the Commencement Date to and including April 30, 2012. Any reference to the “prior month” means the period from and including the Commencement Date of the Original Agreement (as defined therein) to and including the day immediately preceding the Commencement Date.
1.3    The Parties acknowledge that they and their counsel have reviewed and revised this Agreement and that no presumption of contract interpretation or construction shall apply to the advantage or disadvantage of the drafter of this Agreement.
ARTICLE 2

CONDITIONS TO COMMENCEMENT
2.1    Conditions to Obligations of Aron. The obligations of Aron contemplated by this Agreement shall be subject to satisfaction by the Company of the following conditions precedent on and as of the Commencement Date:
(a)    The Inventory Sales Agreement shall have been duly executed by the Company and, pursuant thereto, the Company shall have agreed to transfer to Aron on the Commencement Date, all right, title and interest in and to the Commencement Date Volumes, free and clear of all Liens;
(b)    The Company shall have agreed to a form of the Step-Out Inventory Sales Agreement in form and in substance satisfactory to Aron;
(c)    The Company, PPC and certain of PPC’s Affiliates shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to Aron and provided Aron satisfactory documentation that it has secured, for the benefit of Aron, full, unencumbered storage and usage rights of the Crude Storage Tanks and the Product Storage Tanks;
(d)    The Required Storage and Transportation Arrangements shall have been duly executed by the Company’s Affiliates and all third parties thereto and shall have been assigned, modified and/or replaced in a manner satisfactory to Aron so that arrangements in form and substance similar in all material respects are in effect hereunder;

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(e)    The Company shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to Aron;
(f)    The Company shall have provided Aron with evidence, in a form satisfactory to Aron, that the Commencement Date Volumes will be sold to Aron free and clear of any Liens under or pursuant to the Term Credit Agreement and the security documents related thereto;
(g)    The Company shall have duly executed the Fee Letter and performed any terms and conditions thereof to be performed by the Company on or before the Commencement Date;
(h)    The Company shall have delivered to Aron a certificate signed by Sarah Campbell - Corporate Secretary certifying as to incumbency, due authorization, board approval and resolutions;
(i)    The Company shall have delivered to Aron an opinion of counsel, in form and substance satisfactory to Aron, covering such matters as Aron shall reasonably request, including: good standing; existence and due qualification; power and authority; due authorization and execution; enforceability; no conflicts; provided that, subject to Aron’s consent, certain of such opinions may be delivered by James Ranspot, Chief Legal Counsel—Corporate;
(j)    The Company shall have delivered to Aron a legal opinion from its outside counsel, in form and substance satisfactory to Aron, that the transactions contemplated hereunder do not conflict with the obligations of the Company or PPC under agreements relating to indebtedness for borrowed money or other material agreements to which the Company or PPC is a party;
(k)    No action or proceeding shall have been instituted nor shall any action by a Governmental Authority be threatened, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority as of the Commencement Date to set aside, restrain, enjoin or prevent the transactions and performance of the obligations contemplated by this Agreement;
(l)    The Refinery or any of the Included Locations shall not have been affected adversely or threatened to be affected adversely by any loss or damage, whether or not covered by insurance, unless such loss or damages would not have a material adverse effect on the usual, regular and ordinary operations of the Refinery or the Storage Facilities;
(m)    If required by Aron, the Company shall have delivered to Aron insurance certificates evidencing the effectiveness of the insurance policies required by Article 15 below;
(n)    The Company shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date;

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(o)    All representations and warranties of the Company and its Affiliates contained in the Transaction Documents shall be true and correct on and as of the Commencement Date;
(p)    The Company shall have delivered to Aron such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein;
(q)    The Company shall have entered into such security agreements and other documents (the “Inventory Lien Documents”) in form and substance satisfactory to Aron, granting Aron a perfected, first priority security interest and lien on all (x) Crude Oil, Products and other hydrocarbon inventory of the Company and (y) proceeds (including accounts and cash proceeds) thereof (as further defined in the Inventory Lien Documents); and
(r)    The Company shall have delivered to Aron an acknowledgement and agreement, in form and substance reasonable acceptable to Aron, duly executed by PPC, (i) confirming that PPC is acting solely as a processor under the Tolling Agreement and that it has no ownership interest in any of the Crude Oil, Products and other hydrocarbon inventory being processed at the Refinery or being held at any other third-party locations, except that from time to time PPC may purchase Product from the Company or Aron at the racks for immediate resale at the point and (ii) agreeing to act in compliance with certain provisions of this Agreement with respect to the custody and handling of Crude Oil and Products.
2.2    Conditions to Obligations of the Company. The obligations of the Company contemplated by this Agreement shall be subject to satisfaction by Aron of the following conditions precedent on and as of the Commencement Date:
(a)    Aron shall have duly executed the Inventory Sales Agreement in form and substance satisfactory to the Company;
(b)    Aron shall have duly executed the Storage Facilities Agreement in form and in substance satisfactory to the Company;
(c)    Aron shall have duly executed the Marketing and Sales Agreement in form and in substance satisfactory to the Company;
(d)    Aron shall have agreed to the form of the Step-Out Inventory Sales Agreement in form and in substance satisfactory to the Company;
(e)    Aron shall have duly executed the Fee Letter;
(f)    All representations and warranties of Aron contained in the Transaction Documents shall be true and correct on and as of the Commencement Date;
(g)    Aron shall have complied with all covenants and agreements hereunder that it is required to comply with on or before the Commencement Date; and

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(h)    Aron shall have delivered to the Company such other certificates, documents and instruments as may be reasonably necessary to consummate the transactions contemplated herein; and
(i)    Aron shall have delivered satisfactory evidence of its federal form 637 license.
2.3    Status of Certain Conditions and Other Provisions. The Parties acknowledge that the Commencement Date occurred on June 1, 2012 (the “Commencement Date”) under the Original Agreement and that, on and as of such date, various conditions were satisfied and other provisions complied with as contemplated under the Original Agreement, including without limitation the conditions set forth in Sections 2.1 and 2.2 and the determinations, transfer and payments contemplated under Article 4. The retention of the foregoing provisions in this Agreement shall not be deemed to imply that any of such conditions or other provisions were not satisfied or complied with on and as of the Commencement Date, and any defined terms used in Sections 2.1 and 2.2 shall be defined solely for purposes of Sections 2.1 and 2.2 as such terms were defined as of the Commencement Date.
2.4    Additional Conditions relating to this Amended and Restated Supply and Offtake Agreement. In connection with the execution by the Parties of this Agreement,
(a)    the Company shall have entered into the Fee Letter.
(b)    Aron shall have entered into the Fee Letter.
2.5    Post-Commencement Date Undertakings.
(a)    From and after the Commencement Date, the Company may endeavor to negotiate and implement designations and other binding contractual arrangements, in form and substance satisfactory to Aron, pursuant to which the Company may transfer and assign to Aron the Company’s (or its Affiliates’) right to use any Available Storage or Transportation Arrangement that has not previously been included as an Included Location or such other storage or transportation facility as may hereafter be identified by the Company; provided that (i) upon and concurrently with implementing any such assignment, designation or arrangement, any such Available Storage or Transportation Arrangement shall be added to the appropriate Schedule hereto as an additional Included Crude Tank, Included Product Tank, Included Crude Pipeline or Included Product Pipeline, as applicable, and such assignment, designation or arrangement shall constitute a Required Storage and Transportation Arrangement hereunder; (ii) to the extent requested by Aron, the Parties shall amend the Inventory Sales Agreement and any other applicable Transaction Document to include any inventory transferred to Aron as a result of such assignment, designation or arrangement; and (iii) without limiting the generality of the foregoing, the addition of an Included Location shall be subject to satisfaction of Aron’s Policies and Procedures (as defined in Section 13.4(a) below), which shall be applied in a nondiscriminatory manner as provided in Section 13.4(b)(i) below. In addition, if the relevant storage or transportation facility fails to satisfy Aron’s Policies and Procedures as a result of Aron’s Policies and

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Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then, upon the Company’s request, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such storage or transportation facility complies with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such storage or transportation facility would comply with Aron’s Policies and Procedures and, based on such further information and/or the implementation of such additional actions or procedures, Aron will from time to time reconsider whether such storage or transportation facility satisfies clause (iii) above.
(b)    If, at any time during the Term of this Agreement, the Company restarts or is intending to restart any of its refining and processing units at the portion of the Refinery in Bakersfield, California, the Company shall enter into exclusive negotiations with Aron with respect to the terms upon which the parties may mutually agree to expand the scope of this Agreement to include, as Crude Storage Tanks under this Agreement, any tanks at the Bakersfield Refinery which are to be used in the Company’s refining operations and that the Company is not obligated to offer for use to a third party pursuant to an existing agreement as of the date of this Agreement, to provide for the supply of Crude Oil and feedstocks to and the offtake of Products from such refining and processing units in Bakersfield, California.
2.6    UCC Filings.
(a)    From and after the Commencement Date, the Company will cooperate with Aron to cause to be prepared, executed and filed, in such jurisdictions as Aron shall deem necessary or appropriate, UCC-1 financing statements reflecting (i) Aron as owner of all Crude Oil and Products in the Included Locations and (ii) Aron as a secured party with respect to any Crude Oil and Products not located at an Included Location and owned by the Company to perfect Aron’s security interest under the Inventory Lien Documents. The Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all such financing statements, amendments to financing statements, continuation financing statements, termination statements, relating to such Crude Oil and Products, and other documents and instruments, all in form satisfactory to Aron, as Aron may request, to confirm Aron’s ownership of such Crude Oil and Products and to otherwise accomplish the purposes of this Agreement.
(b)    Without limiting the generality of the foregoing, the Company ratifies and authorizes the filing by Aron of any financing statements filed prior to the Commencement Date.
ARTICLE 3

TERM OF AGREEMENT
3.1    Term. The Original Agreement became effective on the Original Agreement Effective Date with the Commencement Date occurring as provided above. This Agreement

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constitutes a continuation of the term of the Original Agreement under the amended and restated terms hereof and, subject to Section 3.2, shall continue for a period ending at 11:59:59 p.m., CPT on May 31, 2019 (the “Term”; the last day of such Term being herein referred to as the “Expiration Date,” except as provided in Section 3.2 below).
3.2    Changing the Term. Aron may elect to terminate this Agreement early effective on May 31, 2016, May 31, 2017 or May 31, 2018 and the Company may elect to terminate this Agreement early effective on May 31, 2018; provided that no such election shall be effective unless the Party making such election gives the other Party at least six (6) months prior notice of any such election pursuant to Article 26. If any early termination is properly elected pursuant to the preceding sentence, the effective date of such termination shall be the “Early Termination Date.”
3.3    Obligations upon Termination. In connection with the termination of the Agreement on the Expiration Date or the Early Termination Date, the Parties shall perform their obligations relating to termination pursuant to Article 19.
ARTICLE 4

COMMENCEMENT DATE TRANSFER
4.1    Transfer and Payment on the Commencement Date. The Parties acknowledge that Aron’s obligations hereunder (other than its obligation under Section 2.3 above) shall commence on the Commencement Date only if the Commencement Date Volumes shall be sold and transferred to Aron as provided under the Inventory Sales Agreement, against payment of the Estimated Commencement Date Value made as provided therein.
4.2    Post-Commencement Date Reconciliation and True-up. The Parties further acknowledge that the determination and payment of the Definitive Commencement Date Value shall be made as provided in the Inventory Sales Agreement.
ARTICLE 5

PURCHASE AND SALE OF CRUDE OIL
5.1    Sale of Crude Oil. On and after the Commencement Date through the end of the Term, and subject to (a) Aron’s ability to procure Crude Oil in accordance with the terms hereof, (b) its receipt of Crude Oil under Procurement Contracts and (c) the Company’s maintenance of the Base Agreements and Required Storage and Transportation Arrangements and compliance with the terms and conditions hereof, Aron will endeavor, in a commercially reasonable manner, to enter into Procurement Contracts which will accommodate, in the aggregate, monthly deliveries of Crude Oil that equal or exceed an average of fifty thousand (50,000) Barrels per day and the Company agrees to purchase and receive from Aron all such Crude Oil as provided herein. Aron shall, in accordance with the terms and conditions hereof, have the right to be the exclusive owner of Crude Oil in the Crude Storage Tanks.

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5.2    Monthly and Weekly Forecasts and Projections.
(a)    No later than the tenth (10th) Business Day prior to the Contract Cutoff Date of the Nomination Month, Aron shall provide the Company with a preliminary written forecast of Aron’s Target Month End Crude Volume and Target Month End Product Volume for the Delivery Month. During the first two months of deliveries of Crude Oil made pursuant to this Agreement, Aron’s Target Month End Crude Volume and Target Month End Product Volume shall be the amounts set forth on Schedule D.
(b)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall provide Aron with a written forecast of the Refinery’s anticipated Crude Oil requirements for the related Delivery Month (each, a “Monthly Crude Forecast”).
(c)    No later than 5:00 p.m., PST each Monday, the Company shall provide Aron with a written summary of the Refinery’s projected Crude Oil runs for the upcoming production week (each, a “Weekly Projection”).
(d)    The Company shall promptly notify Aron in writing upon learning of any material change in any Monthly Crude Forecast or Weekly Projection or if it is necessary to delay any previously scheduled pipeline nominations.
(e)    The Parties acknowledge that the Company is solely responsible for providing the Monthly Crude Forecast and the Weekly Projection and for making any adjustments thereto, and the Company agrees that all such forecasts and projections shall be prepared in good faith, with due regard to all available and reliable historical information and the Company’s then-current business prospects, and in accordance with such standards of care as are generally applicable in the U.S. oil refining industry. The Company acknowledges and agrees that (i) Aron shall be entitled to rely and act, and shall be fully protected in relying and acting, upon all such forecasts and projections, and (ii) Aron shall not have any responsibility to make any investigation into the facts or matters stated in such forecasts or projections.
5.3    Procurement of Crude Oil.
(a)    As of the Commencement Date, Aron may have entered into Procurement Contracts for the purchase of Crude Oil to be processed at the Refinery.
(b)    From time to time during the Term of this Agreement, the Company may propose that an additional Procurement Contract be entered into, including any such additional Procurement Contract as may be entered into in connection with the expiration of an outstanding Procurement Contract. If the Parties mutually agree to seek additional Procurement Contracts, then the Company shall endeavor to identify quantities of Crude Oil that may be acquired on a spot or term basis from one or more Third Party Suppliers. The Company may negotiate with any such Third Party Supplier regarding the price and other terms of such potential additional Procurement Contract. The Company shall have

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no authority to bind Aron to, or enter into on Aron’s behalf, any additional Procurement Contract or Procurement Contract Assignment, and the Company shall not represent to any third party that it has such authority. If the Company has negotiated an offer from a Third Party Supplier for an additional Procurement Contract (and if relevant, Procurement Contract Assignment) that the Company wishes to be executed, the Company shall apprise Aron in writing, using the applicable trade sheet included in Schedule Q, of the terms of such offer, Aron shall promptly determine and advise the Company as to whether Aron desires to accept such offer. If Aron indicates its desire to accept such offer, then Aron shall promptly endeavor to formally communicate its acceptance of such offer to the Company and such Third Party Supplier so that the Third Party Supplier and Aron may enter into a binding additional Procurement Contract (and if relevant, Procurement Contract Assignment) provided that any additional Procurement Contract (and, if relevant, related Procurement Contract Assignment) shall require Aron’s express agreement and Aron shall not have any liability under or in connection with this Agreement if for any reason it, acting in good faith, does not agree to any proposed additional Procurement Contract or related Procurement Contract Assignment.
(c)    If the Company determines, in its reasonable judgment, that it is commercially beneficial for the Refinery to run a particular grade and/or volume of Crude Oil that is available from a Third Party Supplier that is not a counterparty with which Aron is then prepared to enter into a contract, then the Company may execute a contract to acquire such Crude Oil for the Company’s account.
(d)    Title for each quantity of Crude Oil delivered into a Crude Storage Tank shall pass to Aron, (i) if delivered under a Procurement Contract with a Third Party Supplier, from such Third Party Supplier as provided in the relevant Procurement Contract, (ii) if delivered under a Procurement Contract with the Company, at the upstream delivery point specified therein and (iii) if not delivered under a Procurement Contract (and whether such delivery is via an Included Crude Pipeline or another crude pipeline), from the Company as the Crude Oil passes the Crude Intake Point. The Parties acknowledge that the consideration due from Aron to the Company for any Crude Oil that is not delivered under a Procurement Contract will be reflected in the Monthly True-up Amounts determined following delivery and in accordance with Schedule C.
(e)    [Reserved.]
(f)    No later than four (4) Business Days prior to the earliest Contract Cutoff Date in any Nomination Month, the Company shall inform Aron whether the Company has purchased or intends to purchase any Crude Oil that is not being procured under a Procurement Contract for delivery during the related Delivery Month (“Other Barrels”), in which case the Company shall provide to Aron the quantity, grade and delivery terms of such Other Barrels expected to be delivered to the Crude Storage Tanks during such Delivery Month.
5.4    Nominations under Procurement Contracts and for Pipelines.

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(a)    On the Business Day following receipt of the Monthly Crude Forecast and prior to the delivery of the Projected Monthly Run Volume, Aron shall provide to the Company Aron’s preliminary Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month if different from the Target Month End Crude Volume and Target Month End Product Volume for the related Delivery Month previously provided in Section 5.2(a). By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in such Nomination Month, the Company shall provide to Aron the Projected Monthly Run Volume for the Delivery Month for which deliveries must be nominated prior to such Contract Cutoff Dates. As part of such Projected Monthly Run Volume, the Company may specify the grade of such Projected Monthly Run Volume, provided that such grades and their respective quantities specified by the Company shall fall within the grades and quantities then available to be nominated by Aron under the outstanding Procurement Contracts.
(b)    Provided that the Company provides Aron with the Projected Monthly Run Volume as required under Section 5.4(a), Aron shall make all scheduling and other selections and nominations (collectively, “Contract Nominations”) that are to be made under the Procurement Contracts on or before the Contract Cutoff Dates for the Procurement Contracts and such Contract Nominations shall reflect the quantity of each grade specified by the Company in such Projected Monthly Run Volume. Should any Contract Nomination not be accepted by any Third Party Supplier under a Procurement Contract, Aron shall promptly advise the Company and use commercially reasonable efforts with the Company and such Third Party Supplier to revise the Contract Nomination subject to the terms of any such Procurement Contract. Aron shall provide the Company with confirmation that such Contract Nominations have been made.
(c)    Insofar as any pipeline nominations are required to be made by Aron for any Crude Oil prior to any applicable Pipeline Cutoff Date for any month, Aron shall be responsible for making such pipeline and terminal nominations for that month; provided that, Aron’s obligation to make such nominations shall be conditioned on its receiving from the Company scheduling instructions for that month a sufficient number of days prior to such Pipeline Cutoff Date so that Aron can make such nominations within the lead times required by such pipelines and terminals. Aron shall not be responsible if a Pipeline System is unable to accept Aron’s nomination or if the Pipeline System must allocate capacity among its shippers.
(d)    The Parties agree that the Company may, from time to time, request that Aron make adjustments or modifications to Contract Nominations it has previously made under the Procurement Contracts. Promptly following receipt of any such request, Aron will use its commercially reasonable efforts to make such adjustment or modification, subject to any limitations or restrictions under the relevant Procurement Contracts. Any additional cost or expenses incurred as a result of such an adjustment or modification shall constitute an Ancillary Cost hereunder.

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(e)    Aron shall not nominate or to its knowledge otherwise acquire any Crude Oil with characteristics that are not previously approved by the Company for use at the Refinery, such approval to be in the Company’s sole and absolute discretion.
(f)    In addition to the nomination process, Aron and the Company shall follow the mutually agreed communications protocol as set forth on Schedule J hereto, with respect to ongoing daily coordination with feedstock suppliers, including purchases or sales of Crude Oil or other feedstocks outside of the normal nomination procedures.
(g)    Each of the Company and Aron agrees to use commercially reasonable efforts in preparing the forecasts, projections and nominations required by this Agreement in a manner intended to maintain Crude Oil and Product operational volumes within the Operational Volume Range.
(h)    Prior to entering into any Ancillary Contract that is intended for the exclusive benefit of the Company in connection with this Agreement and does not by its terms expire or terminate on or before the Expiration Date, Aron will endeavor, in good faith and subject to any confidentiality restrictions, to afford the Company an opportunity to review and comment on such Ancillary Contract or the terms thereof and to confer with the Company regarding such Ancillary Contract and terms, and if Aron enters into any such Ancillary Contract without the Company’s consent, the Company shall not be obligated to assume such Ancillary Contract pursuant to Section 19.1(c) below.
5.5    Transportation, Storage and Delivery of Crude Oil.
(a)    Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store and withdraw Crude Oil in and from the Crude Storage Tanks and Included Crude Tanks as provided in the Storage Facilities Agreement.
(b)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Crude Oil in and on the Included Crude Pipeline to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
(c)    Provided no Default or Event of Default has occurred and is continuing, the Company shall be permitted to withdraw from the Crude Storage Tanks and take delivery of Crude Oil on any day and at any time. The withdrawal and receipt of any Crude Oil by the Company at the Crude Delivery Point shall be on an “ex works” basis. Aron shall be responsible only for arranging transportation and delivery of Crude Oil into the Crude Storage Tanks and the Company shall bear sole responsibility for arranging the withdrawal of Crude Oil from the Crude Storage Tanks. The Company shall take all actions necessary to maintain a connection with the Crude Storage Tanks to enable withdrawal and delivery of Crude Oil to be made as contemplated hereby.

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5.6    Title, Risk of Loss and Custody.
(a)    Title to and risk of loss of the Crude Oil shall pass from Aron to the Company at the Crude Delivery Point. The Company shall assume custody of the Crude Oil as it passes the Crude Delivery Point.
(b)    During the time any Crude Oil or Products is held in any Storage Facilities, the Company, PPC and certain of PPC’s Affiliates, in their capacity as operator of the Storage Facilities and pursuant to the Storage Facilities Agreement, shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws, pertaining to the possession, handling, use and processing of such Crude Oil or Products and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom except to the extent such Liabilities are caused by or attributable to any of the matters for which Aron is indemnifying the Company pursuant to Article 20.
(c)    At and after transfer of any Crude Oil at the Crude Delivery Point, the Company, PPC and their Affiliates shall be solely responsible for compliance with all Applicable Laws, including all Environmental Laws pertaining to the possession, handling, use and processing of such Crude Oil and shall indemnify and hold harmless Aron, its Affiliates and their agents, representatives, contractors, employees, directors and officers, for all Liabilities directly or indirectly arising therefrom.
(d)    Notwithstanding anything to the contrary herein, Aron and the Company agree that the Company shall have an insurable interest in Crude Oil that is subject to a Procurement Contract and that the Company may, at its election and with prior notice to Aron, endeavor to insure the Crude Oil. If pursuant to the terms of this Agreement, the Company bears the loss of any Crude Oil, then (subject to any other setoff or netting rights Aron may have hereunder) any insurance payment to Aron made to cover same shall be promptly paid over by Aron to the Company.
(e)    To the extent any of the Crude Oil or Products are transported from one Included Location to another Included Location via truck or rail, it is agreed that the full title, custody and risk of loss for such Crude Oil or Products shall pass from Aron to the Company as such material passes the exit flange of the loading facility of the relevant Included Location, remain with the Company or one of its Affiliates at all times while such material is in transit between such Included Locations (whether held in a truck or train or in facilities, pipelines or other connecting hoses used in connection with such transit activities) and pass back to Aron from the Company (or one of its Affiliates) as such material passes the intake flange of the receiving facility of the relevant Included Location.
(f)    Without limiting clause (e) above, to the extent the Company wishes to sell any Crude Oil to any third party, the Company acknowledges that it shall not have the authority to agree to such sale without Aron’s prior written consent.
5.7    Contract Documentation, Confirmations and Conditions.

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(a)    Aron’s obligations to deliver Crude Oil under this Agreement shall be subject to (i) the Company identifying and negotiating potential Procurement Contracts, in accordance with Section 5.3, that are acceptable to both the Company and Aron relating to a sufficient quantity of Crude Oil to meet the Refinery’s requirements, (ii) the Company performing its obligations hereunder with respect to providing Aron with timely nominations, forecasts and projections (including Projected Monthly Run Volumes, as contemplated in Section 5.4(a)) so that Aron may make timely nominations under the Procurement Contracts, (iii) all of the terms and conditions of the Procurement Contracts, (iv) any other condition set forth in Section 5.1 above and (v) no Event of Default having occurred and continuing with respect to the Company.
(b)    In documenting each Procurement Contract, Aron will endeavor and cooperate with the Company, in good faith and in a commercially reasonable manner, to obtain the Third Party Supplier’s agreement that a copy of such Procurement Contract may be provided to the Company; provided that this Section 5.7(b) in no way limits the Company’s rights to consent to all Procurement Contracts as contemplated by Section 5.3. In addition, to the extent it is permitted to do so, Aron will endeavor to keep the Company apprised of, and consult with the Company regarding, the terms and conditions being incorporated into any Procurement Contract under negotiation with a Third Party Supplier.
(c)    The Company acknowledges and agrees that, subject to the terms and conditions of this Agreement, it is obligated to purchase and take delivery of all Crude Oil acquired by Aron under Procurement Contracts executed in connection herewith and subject to the terms and conditions specified in Section 5.4 above. In the event of a dispute, Aron will provide, to the extent legally and contractually permissible, to the Company, a copy of the Procurement Contract in question.
5.8    DISCLAIMER OF WARRANTIES. EXCEPT FOR THE WARRANTY OF TITLE WITH RESPECT TO CRUDE OIL DELIVERED HEREUNDER, ARON MAKES NO WARRANTY, CONDITION OR OTHER REPRESENTATION, WRITTEN OR ORAL, EXPRESS OR IMPLIED, OF MERCHANTABILITY, FITNESS OR SUITABILITY OF THE CRUDE OIL FOR ANY PARTICULAR PURPOSE OR OTHERWISE. FURTHER, ARON MAKES NO WARRANTY OR REPRESENTATION THAT THE CRUDE OIL CONFORMS TO THE SPECIFICATIONS IDENTIFIED IN ARON’S CONTRACT WITH ANY THIRD PARTY SUPPLIER.
5.9    Quality Claims and Claims Handling.
(a)    The failure of any Crude Oil that Aron hereunder sells to the Company to meet the specifications or other quality requirements applicable thereto as stated in Aron’s Procurement Contract for that Crude Oil shall be for the sole account of the Company and shall not entitle the Company to any reduction in the amounts due by it to Aron hereunder; provided, however, that any claims made by Aron with respect to such non-conforming Crude Oil shall be for the Company’s account and resolved in accordance with this Section 5.9.

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(b)    The Parties shall consult with each other and coordinate how to handle and resolve any claims arising in the ordinary course of business (including claims related to Crude Oil, pipeline, tank transfers, or ocean transportation, and any dispute, claim, or controversy arising hereunder between Aron and any of its vendors who supply goods or services in conjunction with Aron’s performance of its obligations under this Agreement) made by or against Aron. In all instances wherein claims are made by a third party against Aron which will be for the account of the Company, the Company shall have the right, subject to Section 5.9(d), to either direct Aron to take commercially reasonable actions in the handling of such claims or assume the handling of such claims in the name of Aron, all at the Company’s cost and expense; provided that Aron may require that the Company assume the handling of any such claim. To the extent that the Company believes that any claim should be made by Aron for the account of the Company against any third party (whether a Third Party Supplier, terminal facility, pipeline, storage facility or otherwise), and subject to Section 5.9(d), Aron will take any commercially reasonable actions as requested by the Company either directly, or by allowing the Company to do so, to prosecute such claim all at the Company’s cost and expense and all recoveries resulting from the prosecution of such claim shall be for the account of the Company.
(c)    Aron shall, in a commercially reasonable manner, cooperate with the Company in prosecuting any such claim and shall be entitled to assist in the prosecution of such claim at the Company’s expense.
(d)    Notwithstanding anything in Section 5.9(b) or Section 5.9(c) to the contrary, Aron may notify the Company that Aron is retaining control over or limiting its participation in the resolution of any claim referred to in Section 5.9(b) or Section 5.9(c) if Aron, in its reasonable judgment, has determined that it has commercially reasonable business considerations for doing so based on any relationships that Aron or any of its Affiliates had, has or may have with the third party involved in such claim; provided that, subject to such considerations, Aron shall use commercially reasonable efforts to resolve such claim, at the Company’s expense and for the Company’s account. In addition, any claim that is or becomes subject to Article 20 shall be handled and resolved in accordance with the provisions of Article 20.
(e)    If any claim contemplated in this Section 5.9 involves a counterparty that is an Affiliate of Aron and the management and operation of such counterparty is under the actual and effective control of Aron, then the Company shall control the dispute and resolution of such claim.
5.10    Communications.
(a)    Each Party shall promptly provide to the other copies of any and all written communications and documents between it and any third party which in any way relate to Ancillary Costs, including but not limited to written communications and documents with Pipeline Systems, provided that Aron has received such communications and documents in respect of the Pipeline System and/or any communications and documents related to the nominating, scheduling and/or chartering of vessels; provided that neither Party shall be

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obligated to provide to the other any such materials that contain proprietary or confidential information and, in providing any such materials, such Party may redact or delete any such proprietary or confidential information.
(b)    With respect to any proprietary or confidential information referred to in Section 5.10(a), Aron shall promptly notify the Company of the nature or type of such information and use its commercially reasonable efforts to obtain such consents or releases as necessary to permit such information to be made available to the Company.
(c)    The Parties shall coordinate all nominations and deliveries according to the communications protocol on Schedule J hereto.
ARTICLE 6

PURCHASE PRICE FOR CRUDE OIL
6.1    Daily Volumes. Each Business Day the Company shall provide to Aron, by no later than 12:00 pm PST meter tickets and/or meter readings, and tank gauge readings confirming the Measured Crude Quantity for each Crude Storage Tank for all Delivery Dates since the prior Business Day.
6.2    Purchase Price. As the purchase price for the Net Crude Sales Volume for any month, the Company shall owe to Aron when due the Monthly Crude Payment determined with respect to that Net Crude Sales Volume, subject to application of the relevant prices as provided on Schedule B hereto and calculation of the Monthly Crude Oil True-up Amount as provided for on Schedule C hereto, and payable as provided in Section 10.2.
6.3    Monthly Crude Payment. For any month, the “Monthly Crude Payment” shall equal, with respect to the Net Crude Sales Volume for such month, the sum of (A) the product of (1) the Monthly Crude Price for that month and (2) the Net Crude Sales Volume for such month (the amount determined in this clause (A) may be a positive or negative number), (B) the Crude Purchase Fee for that month and (C) the Ancillary Costs for that month. If the Monthly Crude Payment is a negative number, then the absolute value thereof shall represent an amount owed from Aron to the Company and payable as provided in Section 10.2.
6.4    Crude Purchase Fee. As used herein:
(a) For any month, the “Crude Purchase Fee” shall equal the sum of (A) the product of (1) Level One Fee per Barrel and (2) the Reduced Fee Barrels for such month, plus (B) the product of (1) Level Two Fee per Barrel and (2) the greater of (x) zero and (y) the Actual Monthly Crude Run for such month minus the Reduced Fee Barrels for such month, minus (C) if a Monthly Procurement Shortfall exists for such month, the product of the Shortfall Procurement Barrels for such month and Adjustment Fee per Barrel, plus (D) the Counterparty Crude Sales Fee.
(b) “Reduced Fee Barrels” means, for any month, whichever of the following is the smallest quantity: (i) the Actual Monthly Crude Run for such month, (ii) the Designated Company-

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Sourced Barrels for such Month and (iii) seventeen thousand (17,000) Barrels; provided that in no event shall the foregoing be less than zero.
(c) “Actual Monthly Crude Run” means, for any month, the Net Crude Sales Volume for such month plus the aggregate quantity of those Other Barrels that are actually delivered and received at the Crude Storage Tanks during such month.
(d) A “Monthly Procurement Shortfall” shall exist, for any month, if the Procurement Contracts providing for delivery during such month do not, in the aggregate, result in deliveries that equal or exceed an average of fifty thousand (50,000) Barrels per day.
(e) If a Monthly Procurement Shortfall exists for any month, then the “Shortfall Procurement Barrels” for such month shall equal the lesser of (i) fifty thousand (50,000) Barrels minus the average daily quantity of Barrels that are contemplated to be delivered under Procurement Contracts during such month multiplied by the number of days in such month and (ii) the average daily quantity of Barrels that were delivered under the Rejected Procurement Contracts for such month multiplied by the number of days in such month, minus the Other Rejected Barrels for such month.
(f) “Rejected Procurement Contract” means, for any month, a contract that was first proposed as a Procurement Contract by the Company pursuant to Section 5.3(b) that contemplated deliveries during such month and was proposed to Aron no later than the last Business Day prior to the scheduling day for such month which Aron rejected and was entered into by the Company; provided that such contract shall only constitute a Rejected Procurement Contract if the economic and other material terms thereof are no more favorable to the Company than the economic and other materials terms thereof in the proposed Procurement Contract offered to Aron and if Aron had a period of at least two weeks following the initial date on which such contract was proposed in which to determine whether or not to enter into or reject such contract.
(g) Those Designated Company-Sourced Barrels for any month that are not delivered under Rejected Procurement Contracts constitute the “Primary Company Barrels” for such month. If the Reduced Fee Barrels for such month exceed the Primary Company Barrels for such month, then such excess shall be the “Other Rejected Barrels” for such month.
(h) For any month, the “Counterparty Crude Sales Fee” shall equal the product of (A) “Monthly Crude Procurement Sale Volume” (as defined in Schedule C) and (B) the counterparty level fee as determined on a monthly basis by Aron for each respective party.
(i) The Crude Purchase Fee calculated under this Section 6.4 shall be incorporated under Schedule C as an amount due to Aron and, to the extent necessary, Aron may convert such amount to a negative number for purposes of achieving that result in making its calculations under Schedule C.
6.5    Material Crude Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications (including specific gravity and sulfur content of the Crude Oil) of the Crude Oil procured, or projected to be procured, differ materially from the grades

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that have generally been run by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Crude Oil, and (ii) a settlement payment from one Party to the other that is sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.
6.6    Upon Aron’s request, the Company will provide documentation evidencing all purchases of Designated Company-Sourced Barrels for any month.
ARTICLE 7

TARGET INVENTORY LEVELS AND WORKING CAPITAL ADJUSTMENT
7.1    Target Inventory Levels. Aron will set monthly inventory targets for Crude Oil and Products. Such monthly inventory targets for Crude Oil and Products shall be subject to the minimum and maximum inventory levels in Schedule D for each Pricing Group.
7.2    Target Month End Crude Volume.
(a)    By no later than two (2) Business Days prior to the earliest Contract Cutoff Date occurring in each Nomination Month, the Company shall notify Aron of the aggregate quantity of Crude Oil that the Company expects to run at the Refinery during the subject Delivery Month (the “Projected Monthly Run Volume”).
(b)    For each month of the Term, the “Target Month End Crude Volume” shall equal (i) the Target Month End Crude Volume for the immediately preceding month, subject to any adjustment thereto made pursuant to Section 7.1, plus (ii) the aggregate volume of Crude Oil that Aron has nominated under the Procurement Contracts for delivery during that month pursuant to Section 5.4(b), plus (iii) the aggregate volume of the expected Other Barrels, minus (iv) the Projected Monthly Run Volume for that month, (except that the Target Month End Crude Volume as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).
(c)    In establishing a Target Month End Crude Volume, Aron acknowledges that its ability to increase any such Target Month End Crude Volume is constrained to the extent that the Crude Oil available for delivery under the Procurement Contracts plus Other Barrels available for delivery during such month are not greater than the Company’s Crude Oil requirements for the Refinery for the month related to such Target Month End Crude Volume.
(d)    After Aron has established a Target Month End Crude Volume for any month, it may change such Target Month End Crude Volume as follows:
(i)    If the Actual Month End Crude Volume is above the Target Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Projected Net Crude Consumption is greater than the Actual Net Crude Consumption, then Aron may increase the Target Month End Crude Volume for such Delivery

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Month by the lesser of (i) the Actual Month End Crude Volume minus the sum of the Target Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Projected Net Crude Consumption minus the Actual Net Crude Consumption. If the Target Month End Crude Volume is above the Actual Month End Crude Volume by more than thirty five thousand (35,000) Barrels and the Actual Net Crude Consumption is greater than the Projected Net Crude Consumption, then Aron may reduce the Target Month End Crude Volume for such Delivery Month by the lesser of (i) the Target Month End Crude Volume minus the sum of the Actual Month End Crude Volume plus thirty five thousand (35,000) Barrels and (ii) the Actual Net Crude Consumption minus the Projected Net Crude Consumption. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron.
(ii)    In addition, Aron may adjust the Target Month End Crude Volume with the consent of the Company.
In all cases described above, the changed Target Month End Crude Volume affects only the subject month and does not impact the calculation of the Target Month End Crude Volume in subsequent months pursuant to Section 7.2(b).
(e)    If, with respect to any delivery month, the operator of any Included Crude Pipeline notifies Aron that its required Crude Oil Linefill for such month is greater than or less than the amount specified for such Included Crude Pipeline on Schedule D hereto, then the minimum and maximum Crude Oil inventory levels specified on Schedule D hereto shall, in such month (and for any subsequent months for which such increase or decrease remains in effect), be increased or decreased by an amount equal to such increase or decrease in such required Crude Oil Linefill.
7.3    Target Month End Product Volume.
(a)    By the thirteenth (13th) of each month the Company shall provide to Aron its standard run-out report (the “Run-out Report”) showing the estimated quantities of each Product that it expects to produce and deliver to Aron during the following month and the quantities of each Product it expects to sell under the Marketing and Sales Agreement during such following month (for each Product, the “Projected Monthly Production Volume”), which may, from time to time, be adjusted by the Company.
(b)    For each month and each type of Product, Aron shall from time to time (but subject to any applicable notification deadlines specified on Schedule D hereto) specify an aggregate quantity and grade that shall be the “Target Month End Product Volume” for that month, which shall represent that volume (which may be zero or a positive number) for that Product targeted to be in excess of the Baseline Volume for that Product (except that the Target Month End Product Volume for each type of Product as of the Commencement Date and as of the end of the first month of the Term shall be the respective volumes specified as such on Schedule I hereto).

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(c)    Provided that the Company has complied with its obligations under the Marketing and Sales Agreement, and subject to events of Force Majeure, facility turnarounds, the performance of any third parties (including purchasers of Products under the Marketing and Sales Agreement), Aron will, in establishing each Target Month End Product Volume, cause such Target Month End Product Volume to be within the applicable range specified for such Product on Schedule D hereto.
(d)    At any time prior to the beginning of the month to which a Target Month End Product Volume relates (but subject to any applicable notification deadlines specified on Schedule D hereto), Aron may change such Target Month End Product Volume.
(e)    After Aron has established a Target Month End Product Volume, it may change such Target Month End Product Volume if one of the following occurs: (i) the Actual Month End Product Volume is below the minimum of the Operational Volume Range for the volume in excess of the Baseline Volume or (ii) the Actual Month End Product Volume is above the maximum of the Operational Volume Range for the volume in excess of the Baseline Volume, in which case Aron may change its Target Month End Product Volume for such month to equal the Actual Month End Product Volume. Aron must notify the Company of its intent to make this change within four (4) Business Days after the end of such Delivery Month. The Company may dispute this change within one (1) Business Day after receiving such notification from Aron. In all cases described above, the changed Target Month End Product Volume affects only the subject month and does not impact the calculation of the Target Month End Product Volume in subsequent months.
(f)    The Target Month End Product Volume will be adjusted in accordance with the procedure for Excluded Transactions as described in the Marketing and Sales Agreement.
(g)    In addition, Aron may adjust the Target Month End Product Volume with the consent of the Company.
7.4    Monthly Working Capital Adjustment. Promptly after the end of each month, Aron shall determine the Monthly Working Capital Adjustment.
7.5    Monthly Product Sale Adjustments. For each month (or portion thereof) during the term of the Marketing and Sales Agreement and for each Product Group, Aron shall determine whether an amount is due by one Party to the other (for each Product Group, a “Monthly Product Sale Adjustment”) in accordance with the following terms and conditions:
(a)    For each Product Group and relevant period, Aron shall determine (i) the aggregate quantity of Barrels of such Product Group sold during such period under Product Purchase Agreements and Company Purchase Agreements, (ii) the aggregate quantity of Barrels of such Product Group sold under Excluded Transactions executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement and (iii) the Aggregate Receipts (as defined below);

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(b)    If, for any Product Group and relevant period, (i) the Aggregate Receipts exceeds the Index Value (as defined below), then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to the Company and (ii) the Index Value exceeds the Aggregate Receipts, then the Monthly Product Sale Adjustment for that Product Group shall equal such excess and shall be due to Aron;
(c)    If Aron determines that any Monthly Product Sale Adjustment is due, it will include its calculation of such amount in the documentation provided to the Company for the relevant period pursuant to Section 10.2 and such Monthly Product Sale Adjustment shall be incorporated as a component of the Monthly True-up Amount due for such period which, if due to the Company, shall be expressed as a positive number and, if due to Aron, shall be expressed as a negative number; and
(d)    As used herein:
(i)    “Aggregate Receipts” shall mean, for any Product Group and relevant period, the sum of (x) the actual aggregate purchase value invoiced by Aron for all quantities of such Product Group that Aron delivered during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements with Customers and under Company Purchase Agreements with Company Purchasers (as defined in the Marketing and Sales Agreement) and (y) for any Excluded Transaction executed pursuant to Section 2.2(c) of the Marketing and Sales Agreement, the aggregate purchase price that would have been payable under the proposed Product Purchase Agreement in connection with which such Excluded Transaction was executed;
(ii)    “Index Value” shall mean, for any Product Group and relevant period, the product of (A) the sum of the aggregate quantity of Barrels of such Product Group sold during such period (without giving effect to any offsetting Excluded Transactions) under Product Purchase Agreements and Company Purchase Agreements and the quantity of sales for such period covered by clause (y) of the definition of Aggregate Receipts, multiplied by (B) the Long Product FIFO Price for that Product Group and period.
7.6    Monthly Cover Costs. If, for any month (or portion thereof), Aron reasonably determines that, as a result of the Company’s failure to produce the quantities of Product projected under this Agreement or the Company’s failure to comply with its obligations under the Marketing and Sales Agreement, Aron retains insufficient quantities of Product to comply with its obligations to any third parties or the Company, whether under Product Purchase Agreements, Company Purchase Agreements or Excluded Transactions, and Aron incurs any additional costs and expenses in procuring and transporting Product from other sources for purposes of covering such delivery obligations or the shortfall in the quantity held for its account (collectively, “Monthly Cover Costs”), then the Company shall be obliged to reimburse Aron for such Monthly Cover Costs. If Aron determines that any Monthly Cover Costs are due to it, Aron shall promptly communicate such determination to the Company and, subject to any mitigation of such costs actually achieved by the Company, include the calculation of such amount in the documentation provided to the Company

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for the relevant period pursuant to Section 10.2 and such Monthly Cover Costs shall be incorporated as a component of the Monthly True-up Amount due for such period hereunder.
7.7    Costs Related to Shortfall. To the extent that Aron is required to cover any shortfall in any Product delivery, whether under a Product Purchase Agreement or Company Purchase Agreement or otherwise, by any inventory it owns and acquires separately from the inventory owned and maintained in connection with this Agreement, any cost or loss incurred by Aron in connection therewith that is not otherwise included as a Monthly Cover Cost shall constitute an Ancillary Cost that is to be reimbursed to Aron.
7.8    Monthly Excluded Transaction Fee. For any Barrel of gasoline, diesel or jet delivered by Aron under an Excluded Transaction (net of any purchases under Excluded Transactions), Aron shall be obligated to pay to the Company an amount equal to the applicable Per Barrel Adjustment (as set forth on Schedule K to this Agreement). For each month, Aron shall determine the net quantities of gasoline and jet fuel delivered during such month under Excluded Transactions and the aggregate amount due under this Section 7.8 as a result of such deliveries (the “Monthly Excluded Transaction Fee”).
ARTICLE 8

PURCHASE AND DELIVERY OF PRODUCTS
8.1    Purchase and Sale of Products. Aron agrees to purchase and receive from the Company, and the Company agrees to sell and deliver to Aron, the entire Products output of the Refinery from and including the Commencement Date through the end of the Term of this Agreement, at the prices determined pursuant to this Agreement and otherwise in accordance with the terms and conditions of this Agreement.
8.2    Delivery and Storage of Products.
(a)    Unless otherwise agreed by Aron, all Products shall be delivered by the Company to Aron at the Products Delivery Point into the Product Storage Tanks, on an FOB basis.
(b)    Aron shall have exclusive right to store Products in the Product Storage Tanks and Included Product Tanks as provided in the Storage Facilities Agreement.
8.3    Expected Yield and Estimated Output.
(a)    On or before the Commencement Date, the Company will provide to Aron an expected Product yield for the Refinery based on its then current operating forecast for the Refinery (the “Initial Estimated Yield”). From time to time, based on its then current operating forecast for the Refinery, the Company may provide to Aron a revised expected Product yield for the Refinery (each, a “Revised Estimated Yield” and, together with the Initial Estimated Yield, an “Estimated Yield”).

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(b)    On the Commencement Date and thereafter as set forth on Schedule J, the Company shall, based on the then current Estimated Yield and such other operating factors as it deems relevant, prepare and provide to Aron an estimate of the Product quantities it expects to deliver to Aron during such month (each, a “Monthly Product Estimate”).
8.4    Delivered Quantities. (a) For each Delivery Date, the Company shall provide to Aron, by no later than 12:00 p.m., PST on the next Business Day (except (i) in the case of Friday and Saturday, then by the following Monday and (ii) in the case of Sunday and Monday, then by the following Tuesday), meter tickets and/or meter readings and tank gauge readings confirming the Measured Product Quantity in each Product Storage Tank for each Product delivered during that Delivery Date.
(b)    If the Company determines that any meter tickets and/or meter readings and tank gauge readings provided pursuant to clause (a) above are inaccurate, the Company will provide to Aron such corrected meter tickets and/or meter readings and tank gauge readings by no later than 12:00 p.m., PST on the Business Day following the date on which such determination is made.
8.5    Title and Risk of Loss. Title and risk of loss to Products shall pass from the Company to Aron as Products pass the Products Delivery Point. Aron shall retain title through the Included Product Pipelines and in the Included Third Party Storage Tanks. Title and risk of loss to Products shall pass from Aron to the Company as Products pass at the Products Offtake Point.
8.6    Product Specifications. The Company agrees that all Products sold to Aron hereunder shall conform to the respective specifications set forth on Schedule A or to such other specifications as are from time to time agreed upon by the Parties.
8.7    Purchase Price of Products. The per unit price for each type of Product sold to Aron hereunder shall equal the Long Product FIFO Price specified for such Product (the “Product Cost”), subject to application of the relevant prices as provided on Schedule B and calculation of the Monthly Product True-up Amount as provided for on Schedule C.
8.8    Fees for Included Purchase Transactions. The Purchased Product Barrel Fee shall be applied to each Barrel of Product to be delivered to the Refinery pursuant to an Included Purchase Transaction. With respect to each month, the aggregate monthly value of the Purchased Product Barrel Fee (the “Aggregate Monthly Purchased Products Fee”) shall be calculated pursuant to Section 10.2 and shall be due and payable from the Company to Aron as specified in Section 10.2.
8.9    Transportation, Storage and Delivery of Products.
(a)    Aron shall have the exclusive right to inject, store and withdraw Products in the Products Storage Tanks as provided in the Storage Facilities Agreement.
(b)    Pursuant to the Required Storage and Transportation Arrangements, Aron shall have the exclusive right to inject (except for such injections by the Company otherwise contemplated hereby), store, transport and withdraw Products in and on the Included Product

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Pipelines and the Included Third Party Storage Tanks to the same extent as the Company’s rights to do so prior to the implementation of the Required Storage and Transportation Arrangements.
8.10    Material Product Grade Changes. If either the Company or Aron concludes in its reasonable judgment that the specifications or the mix of the constituents of a Pricing Group produced, or projected to be produced, differ materially from those that have generally been produced by the Refinery, then the Company and Aron will endeavor in good faith to mutually agree on (i) acceptable price indices for such Product, and (ii) a settlement payment from one Party to the other sufficient to compensate the relevant Party for the relative costs and benefits to each of the price differences between the prior price indices and the amended price indices.
8.11    Certain Regulatory Matters. If Aron shall determine, in its sole judgment, that as a result of any law or regulation or interpretation thereof (or compliance by it with any request, guideline or directive) it is not permitted to hold or own asphalt or it would, were it to continue to hold or own asphalt, be or likely to be subject to additional or increased burdens or costs, then it shall notify the Company in writing of such determination and specify in such notice a date (the “Asphalt Transfer Date”) upon which the Company shall purchase from Aron all asphalt then held by Aron in any of the Product Storage Facilities at a per Barrel purchase price equal to the applicable price listed on Schedule B hereto; provided that if the basis for giving such notice is that Aron is or likely may be subject to additional or increased burdens or costs, then such Asphalt Transfer Date shall occur no earlier than six (6) months after the date such notice is given and to the extent that Aron incurs any such additional or increased burdens or costs after such notice and prior to such Asphalt Transfer Date, such additional or increased burdens or costs shall constitute Ancillary Costs hereunder; provided, however, that the Company may give notice to Aron of the acceleration of the Asphalt Transfer Date to an earlier date, with such earlier date occurring no less than three (3) months following the date of the Company’s notice of acceleration. Aron shall estimate the volume of such asphalt and aggregate purchase price therefor and such aggregate estimated purchase price shall be payable to Aron as part of the Interim Payment due on such date. Thereafter, Aron shall promptly determine the volume of such asphalt and the aggregate definitive purchase price therefor (which to the extent applicable will reflect the application of the monthly true up calculations pursuant to Schedule C hereto) and to the extent such aggregate definitive purchase price differs from such aggregate estimated purchase price, the difference shall be included as an adjustment to the first Interim Payment due following the determination of such aggregate definitive purchase price. In addition, from and after the Asphalt Transfer Date, asphalt shall no longer constitute a Product for purposes of this Agreement or any of the other documents related hereto and, to the extent reasonably requested by Aron, the parties shall make such further amendments to this Agreement and such other documents are may be necessary to reflect the removal of asphalt from the definition of Products.
ARTICLE 9

ANCILLARY COSTS; MONTH END INVENTORY; CERTAIN DISPOSITIONS; TANK MAINTENANCE
9.1    Ancillary Costs.

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(a)    From time to time, Aron shall estimate Ancillary Costs it expects to incur with respect to each day occurring during any month. As provided in Section 10.1, Aron shall include such daily estimate of Ancillary Costs in the determination of the Interim Payments due with respect to each day in such month.
(b)    Without limiting the foregoing, the Company agrees to reimburse Aron for all Ancillary Costs incurred by Aron. Such reimbursement shall occur from time to time upon demand of Aron to the Company. When making such demand, Aron shall promptly provide the Company with copies of any relevant invoices for Ancillary Costs incurred by Aron. All refunds or adjustments of any type received by Aron related to any Ancillary Costs shall be reflected in the Monthly True-up Amount as provided in Section 10.2 below.
9.2    Month End Inventory.
(a)    As of 11:59:59 p.m., PST, on the last day of each month, the Company shall apply the Volume Determination Procedures to the Crude Storage Facilities and the Product Storage Facilities, and based thereon shall determine for such month (i) the aggregate volume of Crude Oil held in the Crude Storage Tanks and Included Crude Tanks at that time, plus the Crude Oil Linefill at that time minus the Baseline Volume for Crude Oil (the “Actual Month End Crude Volume”), which may be positive, negative or zero and (ii) for each Product, the aggregate volume of such Product held in the Product Storage Tanks and the Included Product Tanks at that time, plus the Product Linefill for such Product at that time minus the Baseline Volume for such Product (each, an “Actual Month End Product Volume”), which may be positive, negative or zero. The Company shall notify Aron of the Actual Month End Crude Volume and each Actual Month End Product Volume by no later than 5:00 p.m., PST on the tenth day thereafter, except that with respect to volume information provided by third parties, the Company shall endeavor to cause third parties to provide such information to Aron by the fifteenth (15th) day after the end of such month.
(b)    Aron may, or may have Supplier’s Inspector, witness all or any aspects of the Volume Determination Procedures as Aron shall direct. If, in the judgment of Aron or Supplier’s Inspector, the Volume Determination Procedures have not been applied correctly, then the Company will cooperate with Aron, or Supplier’s Inspector, to ensure the correct application of the Volume Determination Procedures, including making such revisions to the Actual Month End Crude Volume and any Actual Month End Product Volume as may be necessary to correct any such errors.
9.3    Calculation of Sales.
(a)    For any month, the “Net Crude Sales Volume” shall equal the greater of (A) (1) the sum of (a) the Actual Month End Crude Volume for the prior month minus (b) the Monthly Crude Procurement Purchase Volume, as defined in Schedule C, for such month, minus (2) the Actual Month End Crude Volume for such month and (B) zero.
(b)    For any month, and for each Pricing Group (as defined on Schedule P), the “Net Product Sales Volume” shall equal (A) the sum of (1) the Actual Month End Product

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Volume for such month plus (2) the Monthly Product Sales for such month, minus (B) the Actual Month End Product Volume for the prior month.
9.4    Disposition Following Force Majeure.
(a)    Notwithstanding anything to the contrary, if Aron decides or is required, due to an event of Force Majeure affecting either Party or otherwise, to sell to any unrelated third parties, in arm’s length transactions, any quantities of Crude Oil that, based on the then current Monthly Crude Forecast or Weekly Projection, Aron would reasonably have expected to have sold to the Company (any quantity of Crude Oil so disposed of by Aron being referred to as a “Disposed Quantity”), then the Company shall be obligated to pay to Aron an amount equal to the difference between the price at which such Disposed Quantity would have been sold to the Company, minus the amount realized in the sale to a third party (the “Disposition Amount”). In no event shall the Disposed Quantity exceed the aggregate amount of Crude Oil that the Company would have been expected to purchase based on their current Monthly Crude Forecast or Weekly Projection for the period during which the Company is unable to take delivery of Crude Oil as the result of the Force Majeure event or otherwise.
(b)    In connection with its selling any Disposed Quantity, Aron shall promptly determine the Disposition Amount and issue to the Company an invoice for such amount. The Company shall pay to Aron the invoiced amount no later than the second Business Day after the date of such invoice. If, in connection with the sale of any Disposed Quantity, the Disposition Amount is a negative number, then Aron shall pay the amount of such excess to the Company no later than the second Business Day after the date of such invoice.
9.5    Tank Maintenance.
(a)    Promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any tank maintenance contemplated with respect to such year that would result in any Crude Storage Tank or Product Storage Tank being unavailable for use by Aron. The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime or maintenance of any Crude Storage Tank or Product Storage Tank and its expected duration.
(b)    The Company shall give Aron at least two (2) months’ prior written notice of any maintenance that the Company, PPC and/or any of their Affiliates intends to conduct on any of the Crude Storage Tanks or Product Storage Tanks that would result in such storage tank being taken out of service (“Tank Maintenance”). The Parties agree to cooperate with each other in establishing the start date for any such maintenance so as to not unnecessarily interfere with any of Aron’s purchase or sale commitments or to otherwise accommodate, to the extent reasonably practicable, other commercial or market considerations that Aron deems relevant.
(c)    In connection with any Tank Maintenance, the Parties shall promptly consult and endeavor to agree on adjusted inventory minimum and maximum levels and other

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appropriate adjustments hereunder that are to apply during the period of such Tank Maintenance.
(d)    The Company agrees (and pursuant to the PPC Acknowledgement and Agreement, PPC and its Affiliates have agreed) that each of them will use its best efforts, consistent with good industry standards and practices, to complete (and to cause any third parties to complete) any Tank Maintenance as promptly as practicable. The Company shall provide Aron with an initial estimate of the period of any Tank Maintenance and shall regularly update Aron as to the progress of such Tank Maintenance. If, the Company determines that the expected completion date for Tank Maintenance has or is likely to change by thirty (30) days or more, it shall promptly notify Aron of such determination.
(e)    If as a result of Tank Maintenance and/or any unscheduled events resulting in the loss of tank availability, an aggregate volume of more than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations has ceased to be available for any period of at least ninety (90) consecutive days, then (i) the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with such change in the Operational Volume Range and (ii) the Level Two Fee shall automatically be changed to equal the Second Level Two Fee set forth in the Fee Letter. Upon restoration of tanks to service such that less than three hundred thousand (300,000) Barrels (based on shell capacity) of the storage tanks included in the Included Locations are unavailable, the reimbursement obligation set forth in (i) above shall cease and the fee shall automatically revert from the Second Level Two Fee to the Level Two Fee, as each is set forth in the Fee Letter; provided that the Company shall be obligated to reimburse Aron for any loss, costs and damages incurred or realized by Aron as a result of its maintaining, terminating or obtaining any Related Hedges in connection with the restoration of such tank capacity.
ARTICLE 10

PAYMENT PROVISIONS
10.1    Interim Payments.
(a)    For each day, Aron will calculate a provisional payment (each an “Interim Payment”) by applying the applicable Daily Prices to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales for that day, plus an estimate of Ancillary Costs for such day to the extent not directly invoiced to the Company, in the manner illustrated on Schedule G and using Best Available Inventory Data; provided that if inventory data have not been reported on any day within a two (2) Business Day period, Aron will use the inventory data for the day occurring during the thirty (30) day period preceding such calendar day that results in the largest Estimated Daily Net Crude Sales or the smallest Estimated Daily Net Product Sales (as the case may be); provided that, if Aron determines that any inventory data it has used in such determination was inaccurate, then Aron may, at its option, adjust future Interim Payments to take account of any corrected inventory data.

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The “Interim Payment” shall be an amount equal to the value of the Estimated Daily Net Product Sales based on the applicable Daily Prices minus the sum of the value of the Estimated Daily Net Crude Sales based on the applicable Daily Prices plus the estimated Ancillary Costs for such day. If this is a negative amount, the absolute value will represent an amount payable to Aron and if this is a positive amount, it will represent an amount payable to the Company.
(b)    With respect to the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales,
(i)    The inventory data to be used in determining each shall include the Best Available Inventory Data.
(ii)    The Company shall, at the end of each day, provide to Aron inventory reports in the form set forth on Schedule H, showing the quantity of Crude Oil held in Crude Storage Tanks and the quantities of Products held in Product Storage Tanks; and
(c)    For the purposes hereof,
(i)    “Estimated Daily Net Crude Sales” for any day shall be the estimate for that day of the Crude Oil volume that equals (A) the total of (v) the aggregate volume of Crude Oil measured at the meter before processing unit 1 at the Refinery, at the end of such day, plus (w) the aggregate volume of Crude Oil measured at the meter before processing unit 2 at the Refinery, at the end of such day, minus (x) the Adjustment Amount, provided that the Adjustment Amount shall be the most recent amount available, minus (y) the aggregate volume of the Transported Quantities to the Refinery at the end of such day by the Company, plus (z) the aggregate volume of the Transported Quantities from the Refinery at the end of such day by the Company multiplied by (B) the relevant daily “Payment Factor” as indicated on Schedule G;
(ii)    “Estimated Daily Net Product Sales” for any day and Product shall be the estimate for that day of the Product volume that equals (A) the total of (x) the aggregate volume of such Product held in the Product Storage Facilities at the end of such day, plus (y) the Daily Product Sales of such Product for such day, minus (z) the aggregate volume of such Product held in the Product Storage Facilities at the beginning of such day, multiplied by (B) the relevant daily “Payment Factor” as indicated on Schedule G; and
(d)    For each day, Aron shall determine the Estimated Daily Net Crude Sales and Estimated Daily Net Product Sales, in a commercially reasonable manner based on the inventory data and otherwise in the manner contemplated by this Section 10.1 and Schedule G, and to the extent it deems appropriate taking into account such other data as may be relevant to the determination of such estimates.

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(e)    [Reserved.]
(f)    Aron shall advise the Company of the amount of an Interim Payment via invoice issued in accordance with Schedule G. The party obligated to make such Interim Payment shall cause such payment to be made on the applicable Payment Date indicated on Schedule G.
(g)    For any Business Day, the Interim Payment to be determined and advised by Aron shall be the Interim Payment for that day, provided that if such Business Day is followed by one or more non-Business Days (whether weekends or Bank Holidays), then Aron shall determine and advise to the Company the Interim Payment for that Business Day as well as the Interim Payment each of such following non-Business Days and all such Interim Payments shall be due on the same day.
10.2    Monthly True-up Amount.
(a)    Aron will use commercially reasonable efforts to provide to the Company, within fifteen (15) Business Days after the end of any month, a calculation and appropriate documentation to support such calculation for such month for a monthly true-up payment (the “Monthly True-up Amount”). The Monthly True-up Amount for any month shall be equal to:
(i)    the Monthly Crude Oil True-up Amount (as defined in Schedule C); plus
(ii)    the “Aggregate Monthly Product True-up Amount” (as defined in Schedule C), minus
(iii)    the Ancillary Costs for such month, plus
(iv)    the Monthly Excluded Transaction Fee, plus
(v)    the Monthly Product Sale Adjustment, minus
(vi)    the Monthly Cover Costs, plus
(vii)    the Monthly Working Capital Adjustment, minus
(viii)    the Aggregate Monthly Purchased Products Fee, plus
(ix)    any other amount then due from Aron to the Company under this Agreement or any other Transaction Document, minus
(x)    any other amount then due from the Company to Aron under this Agreement or any other Transaction Document.

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If the Monthly True-up Amount is a positive number, such amount shall be due from Aron to the Company, and if the Monthly True-up Amount is a negative number, then the absolute value thereof shall be due from the Company to Aron. The Company shall pay any Monthly True-up Amount due to Aron within two (2) Business Days after the Company’s receipt of the monthly invoice and all related documentation supporting the invoiced amount. Aron shall pay any Monthly True-up Amount due to the Company within two (2) Business Days after making its definitive determination of such amount.
(b)    For purposes of determining the amounts due under clauses (i) and (ii) of Section 10.2(a), the definitions and formulas set forth in Schedule C shall apply and for purposes of determining the amount due under clause (v) of Section 10.2(a), the definitions and formula set forth in Schedule L shall apply.
(c)    For purposes of determining the Monthly Crude Oil True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:
(i)    the “Short Crude FIFO Position” as of the end of the prior month (i.e., March 2012) shall equal the lesser of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date;
(ii)    the “Long Crude FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Crude Oil Volume minus the Target Month End Crude Volume as of the Commencement Date; and
(iii)    the “FIFO Sale Price from Prior Month” shall equal the “Step-in Price” for Crude Oil as determined pursuant to Schedule B.
(d)    For the purposes of determining each Monthly Product True-up Amount for the first month of the Term hereof, and notwithstanding anything to the contrary in Schedule C:
(i)    the “Short Product FIFO Position” as of the end of the prior month (i.e., March 2012) for a particular Product Group shall equal the lesser of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group;
(ii)    the “Long Product FIFO Position” as of the end of the prior month shall equal the greater of (x) zero and (y) the Commencement Date Product Volume for that Product Group minus the Target Month End Product Volume as of the Commencement Date for that Product Group; and
(iii)    the “Product FIFO Purchase Price from Prior Month” shall equal the “Step-in Price” for such Product Group as determined pursuant to Schedule B.

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(e)    Annual and Other Fees. As additional consideration for the arrangements contemplated hereby, the Company agrees to pay to Aron, as and when due, all fees provided for in the Fee Letter; provided that with respect to the Annual Fee referred to therein, such Annual Fee for each twelve (12) month period during the Term is to be paid in arrears, in equal quarterly installments, on June 1, September 1, December 1 and March 1 of each year, and the Termination Date. The Annual Fee shall be prorated for any periods of less than a full three months.
(f)    If Aron determines that there has been a significant level of sales or of exchange volumes such that calculations of the Base Price and Procurement Price (as defined on Schedule B) produce a skewed price, Aron shall notify the Company thereof. If Aron and the Company are unable to agree on a Base Price by the last business day of an applicable calendar month, the Base Price and Procurement Price for such month will be equal to the Alternate Price (as defined below).
(i)    The “Alternate Price” for each calendar month equals:                a + $12 per barrel
Where:

a: The arithmetic average of the closing settlement price(s) on the New York Mercantile Exchange for the first nearby Light Sweet Crude Oil Futures Contract, as determined on each Trading Day during the Delivery Month.
10.3    Invoices.
(a)    Invoices shall be prepared and submitted in accordance to Schedule G.
(b)    If the Company in good faith disputes the amount of any invoice issued by Aron relating to any amount payable hereunder (including Interim Payments, Monthly True-up Amounts or Ancillary Costs), it nonetheless shall pay Aron the full amount of such invoice by the due date and inform Aron in writing of the portion of the invoice with which it disagrees and why; provided that, to the extent that the Company promptly informs Aron of a calculation error that is obvious on its face, the Company shall pay Aron the undisputed amounts and may retain such disputed amount pending resolution of such dispute. The Parties shall cooperate in resolving the dispute expeditiously. If the Parties agree that the Company does not owe some or all of the disputed amount or as may be determined by a court pursuant to Article 24, Aron shall return such amount to the Company, together with interest at the Fed Funds Rate from the date such amount was paid, within two (2) Business Days from, as appropriate, the date of their agreement or the date of the final, non-appealable decision of such court. Following resolution of any such disputed amount, Aron will issue a corrected invoice and any residual payment that would be required thereby will be made by the appropriate Party within two (2) Business Days.

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10.4    Other Feedstocks. If Aron procures any catfeed or other non-Crude Oil feedstocks for the Company to run at the Refinery, the Parties shall agree in connection with such procurement upon terms for incorporating the purchase of such feedstocks into the daily and monthly settlements contemplated by Sections 10.1 and 10.2 above.
10.5    Interest. Interest shall accrue on late payments under this Agreement at the Default Interest Rate from the date that payment is due until the date that payment is actually received by Aron.
10.6    Payment in Full in Same Day Funds. All payments to be made under this Agreement shall be made by wire transfer of same day funds in U.S. Dollars to such bank account at such bank as the payee shall designate in writing to the payor from time to time. Except as expressly provided in this Agreement, all payments shall be made in full without discount, offset, withholding, counterclaim or deduction whatsoever for any claims which a Party may now have or hereafter acquire against the other Party, whether pursuant to the terms of this Agreement or otherwise.
ARTICLE 11

INDEPENDENT INSPECTORS; STANDARDS OF MEASUREMENT
11.1    Aron shall be entitled to have Supplier’s Inspector present at any time the Volume Determination Procedures are to be applied in accordance with the terms of this Agreement and to observe the conduct of Volume Determination Procedures.
11.2    In addition to its rights under Section 11.1, Aron may, from time to time during the Term of this Agreement, upon reasonable prior notice to the Company, at Aron’s own cost and expense, have Supplier’s Inspector conduct surveys and inspections of any of the Storage Facilities or observe any Crude Oil or Product transmission, handling, metering or other activities being conducted at such Storage Facilities or the Delivery Points; provided that such surveys, inspections and observations shall not materially interfere with the ordinary course of business being conducted at such Storage Facilities or the Refinery.
11.3    In the event that recalibration of meters, gauges or other measurement equipment is requested by Aron such as “strapping,” the Parties shall select a mutually agreeable certified and licensed independent petroleum inspection company (the “Independent Inspection Company”) to conduct such recalibration. The cost of the Independent Inspection Company is to be shared equally by the Company and Aron.
11.4    Standards of Measurement. All quantity determinations herein will be corrected to sixty (60) degrees Fahrenheit based on a U.S. gallon of two hundred thirty one (231) cubic inches and forty two (42) gallons to the Barrel, in accordance with the latest supplement or amendment to ASTM-IP petroleum measurement tables (Table 6A of ASTM-IP for Feedstocks and Table 6B of ASTM-IP for Products).

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ARTICLE 12

FINANCIAL INFORMATION; CREDIT SUPPORT; AND ADEQUATE ASSURANCES
12.1    Provision of Financial Information. The Company shall provide Aron (i) within ninety (90) days following the end of each of its fiscal years, (a) a copy of the annual report, containing audited consolidated financial statements of Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal year certified by independent certified public accountants and (b) the balance sheet, statement of income and statement of cash flow of the Company for such fiscal year, as reviewed by the Company’s independent certified public accountants, and (ii) within forty five (45) days after the end of its first three fiscal quarters of each fiscal year, a copy of the quarterly report, containing unaudited consolidated financial statements of Alon USA Energy, Inc. and its consolidated subsidiaries for such fiscal quarter; provided that so long as Alon USA Energy, Inc. is required to make public filings of its quarterly and annual financial results pursuant to the Exchange Act, such filings are available on the SEC’s EDGAR database and such filings are made in a timely manner, then the Company will not be required to provide such annual or quarterly financial reports of Alon USA Energy, Inc. to Aron.
12.2    Additional Information.
(a)    Upon reasonable notice, the Company shall provide to Aron such additional information as Aron may reasonably request to enable it to ascertain the current financial condition of the Company, including product reports in the form of Schedule S; and
(b)    From time to time, upon reasonable request by Aron, the Company shall obtain and provide to Aron an estoppel certificate from the Landlord (as defined in the Master Lease) confirming that there are no defaults thereunder and that the Master Lease continues to be in full force and effect.
12.3    Notification of Certain Events. The Company shall notify Aron within one (1) Business Day after learning of any of the following events:
(a)    The Company’s or any of its Affiliates’ binding agreement to sell, lease, sublease, transfer or otherwise dispose of, or grant any Person (including an Affiliate) an option to acquire, in one transaction or a series of related transactions, all or a material portion of the Refinery assets; or
(b)    The Company’s or any of its Affiliates’ binding agreement to consolidate or amalgamate with, merge with or into, or transfer all or substantially all of its assets to, another entity (including an Affiliate).
(c)    An early termination of or any notice of “event of default” under any Base Agreement.
12.4    Credit Support. As further security for the prompt and complete payment of all amounts due or that may become due hereunder, the Company shall grant the Lien contemplated

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by, comply with the terms of and maintain in full force and effect the Inventory Lien Documents and assist Aron in maintaining any Uniform Commercial Code financing statements or other filings necessary to preserve Aron’s liens pursuant to the Inventory Lien Documents.
12.5    Adequate Assurances. If, during the Term of this Agreement, a Material Adverse Change has occurred with respect to the Company and is continuing, then Aron may notify the Company thereof and demand in writing that the Company provide to Aron adequate assurance of the Company’s ability to perform its obligations hereunder. Such adequate assurance (the “Adequate Assurance”) may take the form of a prepayment from the Company to Aron in such amount as Aron reasonably deems sufficient, a provision of additional credit support in the form of letters of credit, third party guaranties and/or collateral security in such forms and amount and provided by such parties as Aron reasonably deems sufficient or such other form of assurance as Aron reasonably deems sufficient, in each case taking into account such Material Adverse Change. If such adequate assurance is not received within ten (10) Business Days after such demand by Aron, then such failure shall constitute an Event of Default by the Company under clause (j) of Section 18.1.
ARTICLE 13

REFINERY TURNAROUND, MAINTENANCE AND CLOSURE
13.1    The Company shall promptly notify Aron in writing of the date for which any inspection, maintenance, restart or turnaround at the Refinery has been scheduled, or any revision to previously scheduled inspection, maintenance, restart or turnaround, which may affect receipts of Crude Oil at the Refinery or the Storage Facilities, the processing of Crude Oil in the Refinery or the delivery of Products to Aron or by Aron to the Company or any third parties; provided that, (i) promptly after the Company completes its annual business plan with respect to any year, it shall notify Aron of any such inspection, maintenance, restart or turnaround contemplated with respect to such year and (ii) the Company shall give Aron at least two (2) months’ prior written notice of any such scheduled inspection, maintenance, restart or turnaround.
13.2    The Company immediately shall notify Aron orally (followed by prompt written notice) of any previously unscheduled downtime, inspection, maintenance or turnaround and its expected duration.
13.3    In the event of a scheduled shutdown of the Refinery, the Company shall, to the extent feasible, complete processing of all Crude Oil being charged to, processed at or consumed in the Refinery at that time.
13.4    (a) Subject to Section 13.4(b) below, if at any time Aron determines that all or any portion of the facilities constituting an Included Location (in each case, “Identified Facilities”) fail to satisfy Aron’s then applicable policies and procedures relating to the prudent maintenance and operation of storage tanks and pipeline facilities (“Aron’s Policies and Procedures”), and without limiting any other rights and remedies available to Aron hereunder or under any other Transaction Document, Aron may provide the Company notice of such failure so long as such failure is continuing and, if Aron provides such notice, the following provisions shall be applicable: (i) in the case of any Identified Facilities that are subject to the Storage Facility Agreement, upon such date as Aron

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shall specify, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof; and (ii) in the case of any Identified Facilities that are subject to a Required Storage and Transportation Arrangement, the Parties shall endeavor as promptly as reasonably practicable to execute such rights, provide such notices, negotiate such reassignments or terminations and/or take such further actions as Aron deems necessary or appropriate to terminate Aron’s status as the party entitled to use and/or hold Crude Oil or Products at such Identified Facilities and, concurrently with effecting the termination of such status, such Identified Facilities shall cease to constitute an Included Location (or part of an Included Location) for purposes hereof and any payment to Aron in respect of any Crude Oil or Products held in such Identified Facilities shall become due in accordance with the provisions of Section 10 hereof.
(b) Aron’s rights under Section 13.4(a) above are subject to the following additional terms and conditions:
(i) Aron shall apply Aron’s Policies and Procedures with respect to the Included Locations in a non-discriminatory manner as compared with other similar storage tanks and pipeline facilities utilized by Aron in a similar manner;
(ii) If the failure of any Identified Facilities to satisfy Aron’s Policies and Procedures is a result of Aron’s Policies and Procedures exceeding the standards or requirements imposed under Applicable Law or good and prudent industry practice, then (1) Aron shall not require the removal of such Identified Facilities as Included Locations until the 120th day after giving the Company notice of such failure, (2) during such 120 day period, Aron shall consult with the Company in good faith to determine whether based on further information provided by the Company such Identified Facilities comply with Aron’s Policies and Procedures and/or whether additional actions or procedures can be taken or implemented so that, as a result, such Identified Facilities would comply with Aron’s Policies and Procedures, and (3) if it is determined that such Identified Facilities do comply with Aron’s Policies and Procedures or, as a result of such additional actions or procedures, such Identified Facilities become so compliant within such 120 day period, then such Identified Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company;
(iii) If within the 120 day period referred to in clause (ii)(2) above, the Company has identified and diligently commenced the implementation of additional actions or procedures that are intended to result in such Identified Facilities becoming compliant with Aron’s Policies and Procedures, but such implementation cannot through commercially reasonable efforts be completed within such 120 day period, then so long as the Company continues to diligently and in a commercially reasonable manner pursue the implementation of such additional actions and procedures, Aron will extend such 120 day period up for up to an additional 60 days to allow for such implementation to be completed and if such implementation is completed within such additional 60 day period, then such Identified

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Facilities shall not cease to be Included Locations based on the noncompliance stated in Aron’s notice to the Company; and
(iv) If any Identified Facilities cease to be Included Locations pursuant to Section 13.4(a) above and thereafter Aron determines, in its reasonable good faith judgment, that such Identified Facilities have become compliant with Aron’s Policies and Procedures, then Aron shall promptly cooperate with the Company to reestablish such Identified Facilities as Included Locations hereunder.
ARTICLE 14

TAXES
14.1    (a) The Company shall pay and indemnify and hold Aron harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Aron directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that the Company is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that the Company shall bear the economic burden of the Taxes. The Company shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Aron. To the extent Aron is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by the Company in accordance with this Agreement, unless the Company is exempt from such Taxes and furnishes Aron with a certificate of exemption; provided, however, that (i) the failure of Aron to separately state or collect Taxes from the Company shall not alter the liability of the Company for Taxes and (ii) Aron shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from the Company. Aron shall be responsible for all taxes imposed on Aron’s net income.
(b) In addition to paragraph (a), the Company shall complete and file all necessary property tax returns on Aron’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Aron or the Company, disclose Aron’s ownership interest therein, and pay such amounts as due. Provided that the Company pays (or indemnifies Aron for) all property taxes, the Company shall have the first right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by the Company.
14.2    If the Company disagrees with Aron’s determination that any Tax is due with respect to transactions under this Agreement, the Company shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, the Company shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Aron for the entire amount of such contested Tax should such Tax be deemed applicable. Aron

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agrees to reasonably cooperate with the Company, at the Company’s cost and expense, in the event the Company determines to contest any such Taxes.
14.3    (a) The Company and Aron shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Aron with respect to such asserted liability shall be under Aron’s direction but the Company shall be consulted. Any legal proceedings or any other action against the Company with respect to such asserted liability shall be under the Company’s direction but Aron shall be consulted. In any event, the Company and Aron shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.
(b) In addition to paragraph (a) and other information sharing requirements applicable to Aron and the Company, Aron and the Company shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes (including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
14.4    Any other provision of this Agreement to the contrary notwithstanding, this Article 14 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.
ARTICLE 15

INSURANCE
15.1    Insurance Coverages. The Company and the other Granting Parties shall procure and maintain in full force and effect throughout the Term of this Agreement insurance coverages of the following types and amounts and with insurance companies rated not less than A- by A.M. Best, or otherwise equivalent in respect of the Company’s and the other Granting Parties’ properties and operations:
(a)    Property damage coverage on an “all risk” basis in an amount sufficient to cover the market value or potential full replacement cost of all Crude Oil to be delivered to the Company at the Crude Delivery Point and all Products to be delivered to Aron at the Products Delivery Point. In the event that the market value or potential full replacement cost of all Crude Oil and Products exceeds the insurance limits available or the insurance limits available at commercially reasonable rates in the insurance marketplace, the Company will maintain the highest insurance limit available at commercially reasonable rates; provided, however, that the Company will promptly notify Aron of the Company’s inability to fully insure any Crude Oil and Products and provide full details of such inability. Such policies shall name Aron as a loss payee with respect to any of Aron’s Crude Oil or Product in the care, custody or control of the Company. Notwithstanding anything to the contrary herein, Aron, may, at its option and expense, endeavor to procure and provide such property damage coverage for the Crude Oil and Products; provided that, to the extent any such

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insurance is duplicative with insurance procured by the Company, the insurance procured by the Company shall in all cases represent, and be written to be, the primary coverage.
(b)    Commercial general liability coverage which includes bodily injury, broad form property damage and contractual liability, cross suit liability, products and completed operations liability, and sudden and accidental pollution liability coverage in a minimum amount of $(***) per occurrence and $(***) in the aggregate, which coverage may be self-insured by the Company.
(c)    (i) Workers compensation in the amount required by Applicable Law, and (ii) employer’s liability with a minimum amount of $(***) per accident, $(***) per disease, and $(***) aggregate.
(d)    Commercial automobile liability insurance in a minimum amount of $(***) per accident.
(e)    Umbrella/excess liability coverage providing coverage on a follow-form basis with respect the coverage required under Sections 15.1(b), (c)(ii) and (d) in a minimum amount of $(***) per occurrence and in the aggregate.
(f)    Pollution legal liability coverage in a minimum amount of $(***) per occurrence and in the aggregate at the Long Beach, California facility ($(***) per occurrence and in the aggregate at the Long Beach, California facility’s pipelines) and $(***) per occurrence and in the aggregate at the Bakersfield, California facility.
(g)    Wharfinger’s / charterer’s liability insurance (if applicable) in a minimum amount of $(***) per occurrence and in the aggregate.
(h)    Non-owned aviation liability insurance (if applicable) in a minimum amount of $(***) per occurrence and in the aggregate.
15.2    Additional Insurance Requirements.
(a)    The foregoing policies shall include or provide that the underwriters waive all rights of subrogation against Aron and the insurance is primary without contribution from Aron’s insurance. The foregoing policies with the exception of those listed in Sections 15.1(a), 15.1(c) and 15.1(g) shall include Aron, its subsidiaries, and affiliates and their respective directors, officers, employees and agents as additional insured.
(b)    The Company shall cause its insurance carriers to furnish Aron with insurance certificates, in Acord form or equivalent, evidencing the existence of the coverages and the endorsements required above. The Company shall provide thirty (30) days’ written notice prior to cancellation or material modification of insurance becoming effective. The Company also shall provide renewal certificates prior to expiration of the policy.
(c)    The mere purchase and existence of insurance does not reduce or release either Party from any liability incurred or assumed under this Agreement.

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(d)    The Company shall comply with all notice and reporting requirements in the foregoing policies and timely pay all premiums.
(e)    The Company shall be responsible for any deductibles or retentions that are applicable to the insurance required pursuant to Section 15.1.
ARTICLE 16

FORCE MAJEURE
16.1    If a Party is rendered unable by an event of Force Majeure to perform in whole or in part any obligation or condition of this Agreement (the “Affected Party”), it shall not be liable to the other Party to perform such obligation or condition (except for payment and indemnification obligations) for so long as the event of Force Majeure exists and to the extent that performance is hindered by such event of Force Majeure; provided, however, that the Affected Party shall use any commercially reasonable efforts to avoid or remove the event of Force Majeure. During the period that performance by the Affected Party of a part or whole of its obligations has been suspended by reason of an event of Force Majeure, the other Party (the “Non-Affected Party”) likewise may suspend the performance of all or a part of its obligations to the extent that such suspension is commercially reasonable, except for any payment and indemnification obligations. The Parties acknowledge that if, as a result of a Force Majeure, the Company were to suspend its receipt and/or processing of Crude Oil, then Aron would be entitled to suspend, to a comparable extent, its purchasing of Products.
16.2    The Affected Party shall give prompt oral notice to the Non-Affected Party of its declaration of an event of Force Majeure, to be followed by written notice within twenty-four (24) hours after receiving notice of the occurrence of a Force Majeure event, including, to the extent feasible, the details and the expected duration of the Force Majeure event and the volume of Crude Oil or Products affected. The Affected Party also shall promptly notify the Non-Affected Party when the event of Force Majeure is terminated. However, the failure or inability of the Affected Party to provide such notice within the time periods specified above shall not preclude it from declaring an event of Force Majeure.
16.3    In the event the Affected Party’s performance is suspended due to an event of Force Majeure in excess of thirty (30) consecutive days after the date that notice of such event is given, and so long as such event is continuing, the Non-Affected Party, in its sole discretion, may terminate or curtail its obligations under this Agreement affected by such event of Force Majeure (the “Affected Obligations”) by giving notice of such termination or curtailment to the Affected Party, and neither Party shall have any further liability to the other in respect of such Affected Obligations to the extent terminated or curtailed, except for the rights and remedies previously accrued under this Agreement, any payment and indemnification obligations by either Party under this Agreement and the obligations set forth in Article 19.
16.4    If any Affected Obligation is not terminated pursuant to this Article 16 or any other provision of this Agreement, performance shall resume to the extent made possible by the end or

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amelioration of the event of Force Majeure in accordance with the terms of this Agreement; provided, however, that the term of this Agreement shall not be extended.
16.5    The Parties acknowledge and agree that the right of Aron to declare a Force Majeure based upon any failure by a Third Party Supplier to deliver Crude Oil under a Procurement Contract is solely for purposes of determining the respective rights and obligations as between Aron and the Company with respect to any Crude Oil delivery affected thereby, and any such declaration shall not excuse the default of such Third Party Supplier under one or more Procurement Contracts. Any claims that Aron may have as a result of such Third Party Supplier’s failure shall be subject to Section 5.9 and any other applicable provisions of this Agreement relating to claims against third parties.
16.6    If at any time during the Term any of the Required Storage and Transportation Arrangements cease to be in effect (in whole or in part) or any of the applicable Included Crude Pipelines, Included Product Pipelines or Included Third Party Storage Tanks cease, in whole or in part, to be available to Aron pursuant to the Required Storage and Transportation Arrangements, and the foregoing is a result of or attributable to any owner or operator of such Included Crude Pipelines, Included Product Pipelines or Included Third Party Storage Tanks becoming Bankrupt or breaching or defaulting in any of its obligations relating to the Required Storage and Transportation Arrangements, then:
(a)    The Company shall promptly use commercially reasonable efforts to establish for Aron’s benefit alternative and/or replacement storage and transportation arrangements no less favorable to Aron (in Aron’s reasonable judgment) than those that have ceased to be available;
(b)    Until such alternative and/or replacement arrangements complying with clause (a) above have been established, each Party shall be deemed to have been affected by an event of Force Majeure and its obligations under this Agreement shall be curtailed to the extent such performance is hindered by such lack of effectiveness of any Required Storage and Transportation Arrangements or the availability of any pipeline or storage facility related thereto; and
(c)    Without limiting the generality of the foregoing, in no event shall Aron have any obligation under or in connection with this Agreement to store Crude Oil or Product in any pipeline or store Crude Oil or Product in any storage facility at any time from and after the owner or operator thereof becoming Bankrupt. If any such storage facility is an Included Location then Aron may, in its discretion, elect upon written notice to the Company that such storage facility shall cease to be an Included Location as of a date specified in such written notice in which case any Crude Oil or Product held by Aron therein shall be purchased by the Company in accordance with the applicable provisions of Sections 10.1 and 10.2 hereof.
ARTICLE 17

REPRESENTATIONS, WARRANTIES AND COVENANTS

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17.1    Mutual Representations. Each Party represents and warrants to the other Party as of the Effective Date and each sale of Crude Oil hereunder, that:
(a)    It is an “Eligible Contract Participant,” as defined in Section 1a(18) of the Commodity Exchange Act, as amended.
(b)    It is a “forward contract merchant” in respect of this Agreement and this Agreement and each sale of Crude Oil or Products hereunder constitutes a “forward contract,” as such term is used in Section 556 of the Bankruptcy Code.
(c)    It is duly organized and validly existing under the laws of the jurisdiction of its organization or incorporation and in good standing under such laws.
(d)    It has the corporate, governmental or other legal capacity, authority and power to execute and deliver the Transaction Documents and to perform its obligations under this Agreement, and has taken all necessary action to authorize the foregoing.
(e)    The execution, delivery and performance of the Transaction Documents and the performance of its obligations thereunder and the consummation of the transactions contemplated thereby do not violate or conflict with any Applicable Law, any provision of its constitutional documents, any order or judgment of any court or Governmental Authority applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets.
(f)    All governmental and other authorizations, approvals, consents, notices and filings that are required to have been obtained or submitted by it with respect to the Transaction Documents have been obtained or submitted and are in full force and effect, and all conditions of any such authorizations, approvals, consents, notices and filings have been complied with.
(g)    Its obligations under the Transaction Documents constitute its legal, valid and binding obligations, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application regardless of whether enforcement is sought in a proceeding in equity or at law).
(h)    No Event of Default or Default has occurred and is continuing, and no such event or circumstance would occur as a result of its entering into or performing its obligations under the Transaction Documents.
(i)    There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, Governmental Authority, official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or its ability to perform its obligations under the Transaction Documents.

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(j)    It is not relying upon any representations of the other Party other than those expressly set forth in this Agreement.
(k)    It has entered into this Agreement as principal (and not as advisor, agent, broker or in any other capacity, fiduciary or otherwise), with a full understanding of the material terms and risks of the same, and is capable of assuming those risks.
(l)    It has made its trading and investment decisions (including their suitability) based upon its own judgment and any advice from its advisors as it has deemed necessary and not in reliance upon any view expressed by the other Party.
(m)    The other Party (i) is acting solely in the capacity of an arm’s-length contractual counterparty with respect to this Agreement, (ii) is not acting as a financial advisor or fiduciary or in any similar capacity with respect to this Agreement and (iii) has not given to it any assurance or guarantee as to the expected performance or result of this Agreement.
(n)    It is not bound by any agreement that would preclude or hinder its execution, delivery, or performance of this Agreement.
(o)    Neither it nor any of its Affiliates has been contacted by or negotiated with any finder, broker or other intermediary in connection with the sale of Crude Oil or Products hereunder who is entitled to any compensation with respect thereto.
(p)    None of its directors, officers, employees or agents or those of its Affiliates has received or will receive any commission, fee, rebate, gift or entertainment of significant value in connection with this Agreement.
17.2    Company’s Representations and Covenants.
(a)    The Company has delivered true and complete copies of the Base Agreements and Required Storage and Transportation Arrangements and all amendments thereto to Aron.
(b)    The Company shall in all material respects continue to perform its obligations under and comply with the terms of the Base Agreements and Required Storage and Transportation Arrangements.
(c)    The Company shall maintain and pursue diligently all its material rights under the Base Agreements and Required Storage and Transportation Arrangements and take all reasonable steps to enforce its rights and any rights granted to the Company thereunder.
(d)    The Company shall not modify, amend or waive rights arising under any of the Base Agreements or the Required Storage and Transportation Arrangements without the prior written consent of Aron; provided, however, that if the Company provides Aron with notice, the Company may make such modifications or amendments, including extensions or elections under any of the foregoing, that do not adversely affect Aron’s rights thereunder, degrade, reduce or limit the standards applicable to the operator thereunder or otherwise

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interfere with Aron’s rights to use the Pipeline System and Included Third Party Storage Tanks subject thereto without the prior written consent of Aron.
(e)    The Company shall not cause or permit any of the Crude Oil or Products held at the Included Locations to become subject to any Liens.
(f)    The Company represents and warrants that the Storage Facilities have been maintained, repaired, inspected and serviced in accordance with good and prudent industry standards and Applicable Law and are in good working order and repair in all respects.
(g)    In the event the Company becomes Bankrupt, and to the extent permitted by Applicable Law, the Company intends that (i) Aron’s right to liquidate, collect, net and set off rights and obligations under this Agreement and liquidate and terminate this Agreement shall not be stayed, avoided, or otherwise limited by the Bankruptcy Code, including sections 362(a), 547, 548 or 553 thereof; (ii) Aron shall be entitled to the rights, remedies and protections afforded by and under, among other sections, sections 362(b)(6), 362(b)(17), 362((b)(27), 362(o), 546(e), 546(g), 546(j), 548(d), 553, 556, 560, 561 and 562 of the Bankruptcy Code; and (iii) any cash, securities or other property provided as performance assurance, credit, support or collateral with respect to the transactions contemplated hereby shall constitute “margin payments” as defined in section 101(38) of the Bankruptcy Code and all payments for, under or in connection with the transactions contemplated hereby, shall constitute “settlement payments” as defined in section 101(51A) of the Bankruptcy Code.
(h)    The Company agrees (and pursuant to the PPC Acknowledgement and Agreement, PPC and the other Granting Parties have agreed) that each of them shall have no interest in or the right to dispose of, and shall not permit the creation of, or suffer to exist, any security interest, lien, encumbrance, charge or other claim of any nature (collectively, “Liens”) with respect to, any quantities of Crude Oil prior to the delivery thereof by Aron to the Company at the Crude Delivery Point or any quantities of Products after delivery thereof to Aron at the Products Delivery Point (collectively, “Aron’s Property”). The Company authorizes Aron to file at any time and from time to time any Uniform Commercial Code financing statements describing the quantities of Aron’s Property subject to this Agreement and Aron’s ownership thereof and title thereto, and the Company shall execute and deliver to Aron, and the Company hereby authorizes Aron to file (with or without the Company’s signature), at any time and from time to time, all amendments to financing statements, assignments, continuation financing statements, termination statements, and other documents and instruments, in form reasonably satisfactory to Aron, as Aron may reasonably request, to provide public notice of Aron’s ownership of and title to the quantities of Aron’s Property subject to this Agreement and to otherwise protect Aron’s interest therein.
(i)    The Company (i) represents and warrants that at the time it becomes a direct or indirect subsidiary of Alon USA Energy Inc. the Company shall be an “unrestricted subsidiary” as defined under the Term Credit Agreement and (ii) covenants and agrees that from and after such time it shall remain an “unrestricted subsidiary” as defined under the Term Credit Agreement.

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17.3    Acknowledgment. The Company acknowledges and agrees that (1) Aron is a merchant of Crude Oil and Products and may, from time to time, be dealing with prospective counterparties, or pursuing trading or hedging strategies, in connection with aspects of Aron’s business which are unrelated hereto and that such dealings and such trading or hedging strategies may be different from or opposite to those being pursued by or for the Company, (2) Aron may, in its sole discretion, determine whether to advise the Company of any potential transaction with a Third Party Supplier and prior to advising the Company of any such potential transaction Aron may, in its discretion, determine not to pursue such transaction or to pursue such transaction in connection with another aspect of Aron’s business and Aron shall have no liability of any nature to the Company as a result of any such determination, (3) Aron has no fiduciary or trust obligations of any nature with respect to the Refinery or the Company or any of its Affiliates, (4) Aron may enter into transactions and purchase Crude Oil or Products for its own account or the account of others at prices more favorable than those being paid by the Company hereunder and (5) nothing herein shall be construed to prevent Aron, or any of its partners, officers, employees or Affiliates, in any way from purchasing, selling or otherwise trading in Crude Oil, Products or any other commodity for its or their own account or for the account of others, whether prior to, simultaneously with or subsequent to any transaction under this Agreement.
ARTICLE 18

DEFAULT AND TERMINATION
18.1    Events of Default. Notwithstanding any other provision of this Agreement, the occurrence of any of the following shall constitute an “Event of Default”:
(a)    Either Party fails to make payment when due (i) under Article 10, Article 19 or any Company Purchase Agreement within one (1) Business Day after a written demand therefor or (ii) under any other provision hereof or any other Transaction Document within five (5) Business Days; or
(b)    Other than a default described in Sections 18.1(a) and 18.1(c), either Party (or, if applicable, any Affiliate of such Party that is party to a Transaction Document) fails to perform any material obligation or covenant to the other under this Agreement or any other Transaction Document, which is not cured to the reasonable satisfaction of the other Party (in its sole discretion) within ten (10) Business Days after the date that such Party receives written notice that such obligation or covenant has not been performed; or
(c)    Either Party (or, if applicable, any Affiliate of such Party that is party to a Transaction Document) breaches any material representation or material warranty made or repeated or deemed to have been made or repeated by the Party, or any warranty or representation proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated under any Transaction Document; provided, however, that if such breach is curable, such breach is not cured to the reasonable satisfaction of the other Party within ten (10) Business Days after the date that such Party receives notice that corrective action is needed; or

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(d)    Either Party becomes Bankrupt; or
(e)    Either Party or any of its Designated Affiliates (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or any early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three (3) Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf); or either Party or any Affiliate of such Party that is party to any credit support document provided pursuant hereto or in connection herewith, disaffirms, disclaims, repudiates or rejects, in whole or in party, such credit support document or its obligations thereunder; or
(f)    An “Event of Default” with respect to ARKS or Alon USA, LP shall occur under the ARKS Supply and Offtake Agreement or Big Spring Supply and Offtake Agreement respectively;
(g)    (i) The Company fails to perform its obligations under, comply with, or maintain a Base Agreement or the Required Storage and Transportation Arrangements; (ii) there shall occur an “Event of Default” under or early termination of the Master Lease, or (iii) the Company breaches its obligations under Section 17.2(f);
(h)    The Company or any of its Affiliates sells, leases, subleases, transfers or otherwise disposes of, in one transaction or a series of related transactions, all or a material portion of the assets of the Refinery; or
(i)    The Company or any of its Affiliates (i) consolidates or amalgamates with, merges with or into, or transfers all or substantially all of its assets to, another entity (including an Affiliate) or any such consolidation, amalgamation, merger or transfer is consummated, and (ii)(A)the successor entity resulting from any such consolidation, amalgamation or merger or the Person that otherwise acquires all or substantially all of the assets of the Company or any of its Affiliates does not assume, in a manner satisfactory to Aron, all of the Company’s obligations hereunder and under the other Transaction Documents, or (B) in the reasonable judgment of Aron, the creditworthiness of the resulting, surviving or transferee entity, taking into account any guaranties, is materially weaker than the Company immediately prior to the consolidation, amalgamation, merger or transfer; or
(j)    The Company fails to provide Adequate Assurance in accordance with Section 12.5 or
(k)    There shall occur either (A) a default, event of default or other similar condition or event (however described) in respect of the Company or any of its Affiliates under one or more agreements or instruments relating to Specified Indebtedness in an

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aggregate amount of not less than twenty million dollars ($20,000,000) which has resulted in such Specified Indebtedness becoming due and payable under such agreements and instruments before it would have otherwise been due and payable or (B) a default by the Company or any of its Affiliates (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than twenty million dollars ($20,000,000) under such agreements or instruments (after giving effect to any applicable notice requirement or grace period); or
(l)    An “Event of Default” has occurred under the Term Credit Agreement.
(m)    (i) PPC has defaulted under the Tolling Agreement or (ii) the Tolling Agreement has been terminated before the Termination Date of this Agreement.
(n)    With respect to any guarantor of the Company (a “Guarantor”), any of the following: (i) the Guarantor fails to perform or otherwise defaults in any obligation under such Guarantor’s guarantee of the Company’s obligations (a “Guarantee”), (ii) the Guarantor becomes Bankrupt, (iii) such Guarantee expires or terminates or ceases to be in full force and effect prior to the satisfaction of all obligations of the Company or any other Affiliate of the Company to Aron under this Agreement and the other Transaction Documents, or (iv) the Guarantor disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Guarantee.
The Company shall be the Defaulting Party upon the occurrence of any of the events described in clauses (f)-(n) (inclusive) above.
18.2    Remedies Upon Event of Default.
(a)    Notwithstanding any other provision of this Agreement, if any Event of Default with respect to the Company, on the one hand, or Aron, on the other hand (such defaulting Party, the “Defaulting Party”) has occurred and is continuing, Aron (where the Company is the Defaulting Party) or the Company (where Aron is the Defaulting Party) (such non-defaulting Party or Parties, the “Non-Defaulting Party”) may, without notice, (i) declare all of the Defaulting Party’s obligations under this Agreement to be forthwith due and payable, all without presentment, demand, protest or further notice of any kind, all of which are expressly waived by the Defaulting Party and/or (ii) subject to Section 18.2(c), exercise any rights and remedies provided or available to the Non-Defaulting Party under this Agreement or at law or equity, including all remedies provided under the Uniform Commercial Code and as provided under this Section 18.2.
(b)    Notwithstanding any other provision of this Agreement, if an Event of Default has occurred and is continuing with respect to the Defaulting Party, the Non-Defaulting Party shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement (and any other contract or agreement that may then be outstanding among the Parties that relates specifically to this Agreement, including any Transaction Document) and, subject to Section 18.2(c), to liquidate and terminate any or all rights and obligations under this Agreement; provided that, in the event Aron is the Non-Defaulting Party, this

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Agreement shall not be deemed to have terminated in full until Aron shall have disposed of all Crude Oil and Products owned or maintained by Aron in connection herewith. The Settlement Amount (as defined below) shall be calculated in a commercially reasonable manner based on such liquidated and terminated rights and obligations and shall be payable by one Party to the other. The “Settlement Amount” shall mean the amount, expressed in U.S. Dollars, of losses and costs that are or would be incurred by the Non-Defaulting Party (expressed as a positive number) or gains that are or would be realized by the Non-Defaulting Party (expressed as a negative number) as a result of the liquidation and termination of all rights and obligations under this Agreement. The determination of the Settlement Amount shall include (without duplication): (x) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party in terminating, transferring, redeploying or otherwise modifying any outstanding Procurement Contracts and (y) the losses and costs (or gains) incurred or realized (and determined in a commercially reasonable manner) by the Non-Defaulting Party with respect to Crude Oil and Product inventories maintained for purposes of this Agreement which shall be determined by the Non-Defaulting Party as follows: (1) Aron will, subject to Sections 7.2 and 7.3, project Target Month End Crude Volumes and Target Month End Product Volumes for all months occurring from the date on which the Non-Defaulting Party terminates this Agreement or commences exercising its remedies following such Event of Default (the “Remedies Exercise Date”) to the earlier of the Expiration Date set forth in Section 3.1 or, if elected by either Party, any other date as of which either Party would have been entitled to terminate this Agreement under Section 3.2 but only if such Party notifies the other Party of such election within 3 Business Days after the Remedies Exercise Date (the earliest of such Expiration Date and any such date elected by a Party being the “Pro Forma Expiration Date”) and (2) in accordance with clause (c) below, the Non-Defaulting Party shall value, and determine the net amount that would have been owing from one party to the other based on, all purchases and sales of Crude Oil and Products that would have resulted from such projected Target Month End Crude Volumes and Target Month End Product Volumes through the Pro Forma Expiration Date (including a final sale of all remaining inventories), which net amount shall be discounted to present value on a commercially reasonable basis and constitute the amount due under this clause (y). If the Settlement Amount is a positive number it shall be due to the Non-Defaulting Party and if it is a negative number, the absolute value thereof shall be due to the Defaulting Party.
(c)    The Settlement Amount shall be determined by the Non-Defaulting Party, acting in good faith, in a commercially reasonable manner. The Non-Defaulting Party shall determine the Settlement Amount commencing as of the date on which such termination occurs by reference to such futures, forward, swap and options markets as it shall select in its commercially reasonable judgment; provided that the Non-Defaulting Party is not required to effect such terminations and/or determine the Settlement Amount on a single day, but rather may effect such terminations and determine the Settlement Amount over a commercially reasonable period of time. Without limiting the generality of the foregoing, it is agreed that for purposes of determining the Settlement Amount: (1) any fixed fee amounts (including those provided for under Section 10.3) shall be the amount of such fee that would have accrued through the Pro Forma Expiration Date; (2) for the period following the

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Remedies Exercise Date, no Crude Oil per Barrel fees as provided for in Sections 6.2 and 6.4 shall be included in the Settlement Amount except with respect to Barrels of Crude Oil actually processed at the Refinery following such date; (3) to the extent the Fee Letter provides for the calculation of any amount to be included in the Settlement Amount, the provisions of the Fee Letter shall be controlling for such purpose; and (4) to the extent the Non-Defaulting Party deems it commercially reasonable to do so, it may in referencing prices in the futures, forward, swap and options markets for purposes of calculating various elements of the Settlement Amount endeavor to align the dates as of which such reference prices are determined. In calculating the Settlement Amount, the Non-Defaulting Party shall discount to present value (in any commercially reasonable manner based on London interbank rates for the applicable period and currency) any amount which would be due at a later date and shall add interest (at a rate determined in the same manner) to any amount due prior to the date of the calculation.
(d)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and Aron is the Non-Defaulting Party, Aron may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement, (ii) withdraw from storage any and all of the Crude Oil and/or Products then in the Storage Facilities, (iii) otherwise arrange for the disposition of any Crude Oil and/or Products subject to outstanding Procurement Contracts and/or the modification, settlement or termination of such outstanding Procurement Contracts in such manner as it elects and (iv) liquidate in a commercially reasonable manner any credit support, margin or collateral, to the extent not already in the form of cash (including applying any other margin or collateral) and apply and set off such credit support, margin or collateral or the proceeds thereof against any obligation owing by the Company to Aron. Aron shall be under no obligation to prioritize the order with respect to which it exercises any one or more rights and remedies available hereunder. The Company shall in all events remain liable to Aron for any amount payable by the Company in respect of any of its obligations remaining unpaid after any such liquidation, application and set off.
(e)    Without limiting any other rights or remedies hereunder, if an Event of Default has occurred and is continuing and the Company is the Non-Defaulting Party, the Company may, in its discretion, (i) withhold or suspend its obligations, including any of its delivery or payment obligations, under this Agreement and/or (ii) otherwise arrange for the settlement or termination of the Parties’ outstanding commitments hereunder, the sale in a commercially reasonable manner of Crude Oil and/or Product for Aron’s account, and the replacement of the supply and offtake arrangement contemplated hereby with such alternative arrangements as it may procure.
(f)    The Non-Defaulting Party shall set off (i) the Settlement Amount (if due to the Defaulting Party), plus any performance security (including any other margin or collateral) then held by the Non-Defaulting Party pursuant to the Transaction Documents, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Defaulting Party hereunder (including under Article 10), against (ii) the Settlement Amount (if due to the Non-Defaulting Party), plus any performance security (including the any other margin

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or collateral) then held by the Defaulting Party, plus (at the Non-Defaulting Party’s election) any or all other amounts due to the Non-Defaulting Party hereunder (including under Article 10), so that all such amounts shall be netted to a single liquidated amount payable by one Party to the other (the “Liquidated Amount”). The Party with the payment obligation shall pay the Liquidated Amount to the applicable other Parties within one (1) Business Day after such amount has been determined. In addition, the Parties acknowledge that, in connection with an Event of Default hereunder, the Step-out Inventory Sales Agreement may be terminated and with respect thereto any rights and remedies available hereunder, under any other agreement between the Parties hereto or the parties thereto, or at law or equity may be exercised.
(g)    No delay or failure on the part of the Non-Defaulting Party in exercising any right or remedy to which it may be entitled on account of any Event of Default shall constitute an abandonment of any such right, and the Non-Defaulting Party shall be entitled to exercise such right or remedy at any time during the continuance of an Event of Default.
(h)    The Non-Defaulting Party’s rights under this Section 18.2 shall be in addition to, and not in limitation or exclusion of, any other rights which the Non‑Defaulting Party may have (whether by agreement, operation of law or otherwise), including any rights of recoupment, setoff, combination of accounts or other rights under any credit support that may from time to time be provided in connection with this Agreement. The Defaulting Party shall indemnify and hold the Non-Defaulting Party harmless from all reasonable costs and expenses, including reasonable attorney fees, incurred in the exercise of any remedies hereunder.
(i)    If an Event of Default has occurred and is continuing, the Non-Defaulting Party may, without limitation on its rights under this Section 18.2, set off amounts which the Defaulting Party owes to it against any amounts which it owes to the Defaulting Party (whether hereunder, under any other contract or agreement or otherwise and whether or not then due).
(j)    The Parties acknowledge and agree that this Agreement is intended to be a “master netting agreement” as such term is defined in section 101(38A) of the Bankruptcy Code. As used in this Section 18.2, unless otherwise expressly provided, each reference to “this Agreement” shall, and shall be deemed to, be a reference to “this Agreement and the other Transaction Documents.”
ARTICLE 19

SETTLEMENT AT TERMINATION
19.1    Upon expiration or termination of this Agreement for any reason other than as a result of an Event of Default (in which case the Expiration Date, the Early Termination Date or such other date as the Parties may agree shall be the “Termination Date”; provided that if such date is not a Business Day, the Termination Date shall occur on the immediately preceding Business Day), the Parties covenant and agree to proceed as provided in this Article 19; provided that (x) this

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Agreement shall continue in effect following the Termination Date until all obligations are finally settled as contemplated by this Article 19 and (y) the provisions of this Article 19 shall in no way limit the rights and remedies which the Non-Defaulting Party may have as a result of an Event of Default, whether pursuant to Article 18 above or otherwise:
(a)    If any Procurement Contract does not either (i) by its terms automatically become assigned to the Company on and as of the Termination Date in a manner which releases Aron from all obligations thereunder for all periods following the Termination Date or (ii) by its terms, expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the then existing Third Party Suppliers, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such Procurement Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron under each of the then outstanding Procurement Contracts shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by such Third Party Suppliers and the Company from any further obligations thereunder. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the supply and payment arrangements, including any change in payment terms, under the relevant Procurement Contracts so as to prevent any material disruption in the supply of Crude Oil thereunder.
(b)    If, pursuant to the Marketing and Sales Agreement, any sales commitments are outstanding which, by their terms, extend beyond the Termination Date, then the Parties shall promptly negotiate and enter into, with each of the purchasers thereunder, assignments, assumptions and/or such other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which, as of the Termination Date, (i) such sales commitment shall be assigned (or reassigned) to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding sales commitment shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the purchasers thereunder and the Company from any further obligations with respect to such sales commitments. In connection with the assignment or reassignment of any Procurement Contract, the Parties shall endeavor, in a commercially reasonable manner, to facilitate the transitioning of the Product marketing and sales arrangements so as to prevent any material disruption in the distribution of Products from the Refinery.
(c)    In the event that Aron has become a party to any other third party service contract in connection with this Agreement and the transactions contemplated hereby, including any pipeline, terminalling, storage and shipping arrangement including but not limited to the Required Storage and Transportation Arrangements (an “Ancillary Contract”) and such Ancillary Contract does not by its terms expire or terminate on and as of the Termination Date, then the Parties shall promptly negotiate and enter into with each service provider thereunder such instruments or other documentation, in form and substance reasonably satisfactory to the Parties, pursuant to which as of the Termination Date (i) such

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Ancillary Contract shall be assigned to the Company or shall be terminated, (ii) all rights and obligations of Aron with respect to each then outstanding Ancillary Contract shall be assigned to the Company, (iii) the Company shall assume all of such obligations to be paid or performed following such termination, and (iv) Aron shall be released by the third party service providers thereunder and the Company from any further obligations with respect to such Ancillary Contract.
(d)    The volume of Crude Oil and Products at the Included Locations shall be purchased and transferred as contemplated in the Step-Out Inventory Sales Agreement. The Crude Oil volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Crude Oil Volumes” for the purposes of this Agreement and the Product volumes measured by Supplier’s Inspector at the Termination Date and recorded in Supplier’s Inspector’s final inventory report shall be the “Termination Date Product Volumes” for purposes of this Agreement, and such Termination Date Crude Oil Volumes and Termination Date Product Volumes shall collectively be referred to as the “Termination Date Volumes.”
(e)    Aron shall promptly reconcile and determine the Termination Amount pursuant to Section 19.2. The Parties shall promptly exchange all information necessary to determine the estimates and final calculations contemplated by Section 19.2.
(f)    Aron shall have no further obligation to purchase and shall not purchase or pay for Crude Oil or Products, or incur any such purchase obligations on and after the Termination Date. Except as may be required for Aron to fulfill its obligations hereunder until the Termination Date or during any obligatory notice period pursuant to any Procurement Contract, Aron shall not be obligated to purchase, take title to or pay for any Crude Oil or Products following the Termination Date or such earlier date as the Parties may determine in connection with the transitioning of such supply arrangements to the Company. Notwithstanding anything to the contrary herein, no Delivery Date shall occur later than the calendar day immediately preceding the Termination Date.
19.2    Termination Amount.
(a)    The “Termination Amount” shall equal:
(i)    Any unpaid amounts owed by the Company to Aron pursuant to the Step-Out Inventory Sales Agreement, plus
(ii)    all unpaid amounts payable hereunder by the Company to Aron in respect of Crude Oil delivered on or prior to the Termination Date, plus
(iii)    all Ancillary Costs incurred through the Termination Date that have not yet been paid or reimbursed by the Company, plus
(iv)    in the case of an early termination, the amount reasonably determined by Aron as the breakage costs it incurred in connection with the termination,

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unwinding or redeploying of all Related Hedges as a result of such early termination; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, no amount shall be due under this clause (iv), plus
(v)    the aggregate amount due under Section 10.2(a), calculated as of the Termination Date with such date being the final day of the last monthly period for which such calculations are to be made under this Agreement; provided that, if such amount under Section 10.2(a) is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) is due to the Company, then such amount will be included in this Termination Amount as a negative number, plus
(vi)    any unpaid portion of the annual or other fee owed to Aron pursuant to Section 10.3; provided that if the Termination Date occurs as a result of either party exercising its termination right under Section 3.2, the amount of such fees shall be the amounts accruing to date of such early termination, plus
(vii)    any FIFO Balance Final Settlement that is determined to be due pursuant to Schedule N; provided that, if such FIFO Balance Final Settlement is due to Aron, then such amount will be included in this Termination Amount as a positive number and if such amount under Section 10.2(a) would be due to the Company, then such amount will be included in this Termination Amount as a negative number, minus
(viii)    all unpaid amounts payable hereunder by Aron to the Company in respect of Product delivered on or prior to the Termination Date, minus
(ix)    all unpaid amounts payable under the Marketing and Sales Agreement by Aron to the Company for services provided up to the Termination Date.
All of the foregoing amounts shall be aggregated or netted to a single liquidated amount owing from one Party to the other. If the Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(b)    The Parties acknowledge that one or more of the components of the Termination Amount will not be able to be definitively determined by the Termination Date and therefore agree that Aron shall, in a commercially reasonable manner, estimate each of such components and use such estimated components to determine an estimate of the Termination Amount (the “Estimated Termination Amount”) plus such additional amount which Aron shall reasonably determine (the “Termination Holdback Amount”); provided that the Termination Holdback Amount shall not be greater than the Deferred Portion. Without limiting the generality of the foregoing, the Parties agree that the amount due under Section 19.2(a)(i) above shall be estimated by Aron in the same manner and using the same methodology as it used in preparing the Estimated Commencement Date Value, but applying the “Step-Out Prices” as indicated in Schedule B and other price terms provided for herein

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with respect to the purchase of the Termination Date Volumes. Aron shall use its commercially reasonable efforts to prepare, and provide the Company with, an initial Estimated Termination Amount, together with appropriate supporting documentation, at least five (5) Business Days prior to the Termination Date. To the extent reasonably practicable, Aron shall endeavor to update its calculation of the Estimated Termination Amount by no later than 12:00 p.m. PST on the Business Day prior to the Termination Date. If Aron is able to provide such updated amount, that amount shall constitute the Estimated Termination Amount and shall be due and payable by no later than 5:00 p.m., PST on the Business Day preceding the Termination Date. Otherwise, the initial Estimated Termination Amount shall be the amount payable on the Termination Date. If the Estimated Termination Amount is a positive number, it shall be due to Aron and if it is a negative number, the absolute value thereof shall be due to the Company.
(c)    Aron shall prepare, and provide the Company with, (i) a statement showing the calculation, as of the Termination Date, of the Termination Amount, (ii) a statement (the “Termination Reconciliation Statement”) reconciling the Termination Amount with the sum of the Estimated Termination Amount pursuant to Section 19.2(b) and the Termination Holdback Amount and indicating any amount remaining to be paid by one Party to the other as a result of such reconciliation. Within one (1) Business Day after receiving the Termination Reconciliation Statement and the related supporting documentation, the Parties will make any and all payments required pursuant thereto. Promptly after receiving such payment, Aron shall cause any filing or recording of any Uniform Commercial Code financing forms to be terminated.
(d)    Notwithstanding anything herein to the contrary, Aron shall not have any obligation to make any payment contemplated by this Section 19.2, transfer of title to Crude Oil or Products or to otherwise cooperate in the transition matters described in Section 19.1 unless the Company shall have performed its obligations under the Step-Out Inventory Sales Agreement and performed its obligations thereunder as and when required pursuant to the terms thereof.
19.3    Transition Services. To the extent necessary to facilitate the transition to the Purchasers of the storage and transportation rights and status contemplated hereby, each Party shall take such additional actions, execute such further instruments and provide such additional assistance as the other Party may from time to time reasonably request for such purposes.
ARTICLE 20

INDEMNIFICATION
20.1    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in the Transaction Documents, Aron shall defend, indemnify and hold harmless the Company, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by Aron of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of Aron made herein or in connection herewith proving to be false or misleading, (ii)

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any failure by Aron to comply with or observe any Applicable Law, (iii) Aron’s negligence or willful misconduct, or (iv) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by Aron or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, except to the extent that any Liability arising under clause (iv) has resulted from the negligence or willful misconduct on the part of the Company, its Affiliates or any of their respective employees, representatives, agents or contractors.
20.2    To the fullest extent permitted by Applicable Law and except as specified otherwise elsewhere in this Agreement, the Company shall defend, indemnify and hold harmless Aron, its Affiliates, and their directors, officers, employees, representatives, agents and contractors for and against any Liabilities directly or indirectly arising out of (i) any breach by the Company of any covenant or agreement contained herein or made in connection herewith or any representation or warranty of the Company made herein or in connection herewith proving to be false or misleading, including, without limitation the Company’s obligation for payment of taxes pursuant to Section 14.1, (ii) the Company’s transportation, handling, storage, refining or disposal of any Crude Oil or the products thereof, including any conduct by the Company on behalf of or as the agent of Aron under the Required Storage and Transportation Arrangements, (iii) the Company’s failure to comply with its obligations under the terminalling, pipeline and lease agreements underlying the Required Storage and Transportation Arrangements, (iv) the Company’s negligence or willful misconduct, (v) any failure by the Company to comply with or observe any Applicable Law, (vi) injury, disease, or death of any person or damage to or loss of any property, fine or penalty, any of which is caused by the Company or its employees, representatives, agents or contractors in exercising any rights or performing any obligations hereunder or in connection herewith, (vii) actual or alleged presence or release of Hazardous Substances in connection with the Transaction Documents or the transactions contemplated thereby, or any liability under any Environmental Law related in any way to or asserted in connection with the Transaction Documents or the transactions contemplated thereby or (viii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Company, and regardless of whether J. Aron is a party thereto, except to the extent that any Liability arising under clause (vi), (vii) or (viii) above has resulted from the negligence or willful misconduct on the part of Aron, its Affiliates or any of their respective employees, representatives, agents or contractors.
20.3    The Parties’ obligations to defend, indemnify, and hold each other harmless under the terms of the Transaction Documents shall not vest any rights in any third party (whether a Governmental Authority or private entity), nor shall they be considered an admission of liability or responsibility for any purposes other than those enumerated in the Transaction Documents.
20.4    Each Party agrees to notify the other as soon as practicable after receiving notice of any claim or suit brought against it within the indemnities of this Agreement, shall furnish to the other the complete details within its knowledge and shall render all reasonable assistance requested by the other in the defense; provided that, the failure to give such notice shall not affect the indemnification provided hereunder, except to the extent that the indemnifying Party is materially adversely affected by such failure. Each Party shall have the right but not the duty to participate,

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at its own expense, with counsel of its own selection, in the defense and settlement thereof without relieving the other of any obligations hereunder. Notwithstanding the foregoing, an indemnifying Party shall not be entitled to assume responsibility for and control of any judicial or administrative proceeding if such proceeding involves an Event of Default by the indemnifying Party under this Agreement which shall have occurred and be continuing.
ARTICLE 21

LIMITATION ON DAMAGES
UNLESS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, THE PARTIES’ LIABILITY FOR DAMAGES IS LIMITED TO DIRECT, ACTUAL DAMAGES ONLY (WHICH INCLUDE ANY AMOUNTS DETERMINED UNDER ARTICLE 18) AND NEITHER PARTY SHALL BE LIABLE FOR SPECIFIC PERFORMANCE, LOST PROFITS OR OTHER BUSINESS INTERRUPTION DAMAGES, OR SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, EXEMPLARY OR INDIRECT DAMAGES, IN TORT, CONTRACT OR OTHERWISE, OF ANY KIND, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE PERFORMANCE, THE SUSPENSION OF PERFORMANCE, THE FAILURE TO PERFORM, OR THE TERMINATION OF THIS AGREEMENT; PROVIDED, HOWEVER, THAT, SUCH LIMITATION SHALL NOT APPLY WITH RESPECT TO (I) ANY THIRD PARTY CLAIM FOR WHICH INDEMNIFICATION IS AVAILABLE UNDER THIS AGREEMENT OR (II) ANY BREACH OF ARTICLE 23. EACH PARTY ACKNOWLEDGES THE DUTY TO MITIGATE DAMAGES HEREUNDER.
ARTICLE 22

AUDIT AND INSPECTION
During the Term of this Agreement each Party and its duly authorized representatives, upon reasonable notice and during normal working hours, shall have access to the accounting records and other documents maintained by the other Party, or any of the other Party’s contractors and agents, which relate to this Agreement; provided that, neither this Section nor any other provision hereof shall entitle the Company to have access to any records concerning any hedges or offsetting transactions or other trading positions or pricing information that may have been entered into with other parties or utilized in connection with any transactions contemplated hereby or by any other Transaction Document. The right to inspect or audit such records shall survive termination of this Agreement for a period of two (2) years following the Termination Date. Each Party shall preserve, and shall cause all contractors or agents to preserve, all of the aforesaid documents for a period of at least two (2) years from the Termination Date.

ARTICLE 23

CONFIDENTIALITY
23.1    In addition to the Company’s confidentiality obligations under the Transaction Documents, the Parties agree that the specific terms and conditions of this Agreement, including

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any list of counterparties, the Transaction Documents and the drafts of this Agreement exchanged by the Parties and any information exchanged between the Parties, including calculations of any fees or other amounts paid by the Company to Aron under this Agreement and all information received by Aron from the Company relating to the costs of operation, operating conditions, and other commercial information of the Company not made available to the public, are confidential and shall not be disclosed to any third party, except (i) as may be required by court order or Applicable Laws or as requested by a Governmental Authority, (ii) to such Party’s or its Affiliates’ employees, directors, shareholders, auditors, consultants, banks, lenders, financial advisors and legal advisors, or (iii) to such Party’ insurance providers, solely for the purpose of procuring insurance coverage or confirming the extent of existing insurance coverage; provided that, prior to any disclosure permitted by this clause (iii), such insurance providers shall have agreed in writing to keep confidential any information or document subject to this Section 23.1. The confidentiality obligations under this Agreement shall survive termination of this Agreement for a period of two (2) years following the Termination Date. The Parties shall be entitled to all remedies available at law, or in equity, to enforce or seek relief in connection with the confidentiality obligations contained herein.
23.2    In the case of disclosure covered by clause (i) of Section 23.1, to the extent practicable and in conformance with the relevant court order, Applicable Law or request, the disclosing Party shall notify the other Party in writing of any proceeding of which it is aware which may result in disclosure.
23.3    Tax Disclosure. Notwithstanding anything herein to the contrary, the Parties (and their respective employees, representatives or other agents) are authorized to disclose to any person the U.S. federal and state income tax treatment and tax structure of the transaction and all materials of any kind (including tax opinions and other tax analyses) that are provided to the Parties relating to that treatment and structure, without the Parties imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, “tax structure” is limited to any facts that may be relevant to that treatment.
ARTICLE 24

GOVERNING LAW
24.1    THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED UNDER THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER STATE.
24.2    EACH OF THE PARTIES HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT OF COMPETENT JURISDICTION SITUATED IN THE CITY OF NEW YORK, (WITHOUT RECOURSE TO ARBITRATION UNLESS BOTH PARTIES AGREE IN WRITING), AND TO SERVICE OF PROCESS BY CERTIFIED MAIL, DELIVERED TO THE PARTY AT THE ADDRESS

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INDICATED IN ARTICLE 26. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION TO PERSONAL JURISDICTION, WHETHER ON GROUNDS OF VENUE, RESIDENCE OR DOMICILE.
24.3    Each Party waives, to the fullest extent permitted by Applicable Law, any right it may have to a trial by jury in respect of any proceedings relating to this agreement.
ARTICLE 25

ASSIGNMENT
25.1    This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.
25.2    The Company shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of Aron. Aron may, without the Company’s consent, assign and delegate all of Aron’s rights and obligations hereunder to (i) any Affiliate of Aron, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes Aron’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the creditworthiness of Aron immediately prior to such assignment. Any other assignment by Aron shall require the Company’s consent.
25.3    Any attempted assignment in violation of this Article 25 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.
ARTICLE 26

NOTICES
All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email set forth in Schedule M, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
ARTICLE 27

NO WAIVER, CUMULATIVE REMEDIES
27.1    The failure of a Party hereunder to assert a right or enforce an obligation of the other Party shall not be deemed a waiver of such right or obligation. The waiver by any Party of a breach

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of any provision of, or Event of Default or Default under, this Agreement shall not operate or be construed as a waiver of any other breach of that provision or as a waiver of any breach of another provision of, Event of Default or Default under, this Agreement, whether of a like kind or different nature.
27.2    Each and every right granted to the Parties under this Agreement or allowed it by law or equity shall be cumulative and may be exercised from time to time in accordance with the terms thereof and Applicable Law.
ARTICLE 28

NATURE OF THE TRANSACTION AND RELATIONSHIP OF PARTIES
28.1    This Agreement shall not be construed as creating a partnership, association or joint venture between the Parties. It is understood that each Party is an independent contractor with complete charge of its employees and agents in the performance of its duties hereunder, and nothing herein shall be construed to make such Party, or any employee or agent of the Company, an agent or employee of the other Party.
28.2    Neither Party shall have the right or authority to negotiate, conclude or execute any contract or legal document with any third person; to assume, create, or incur any liability of any kind, express or implied, against or in the name of the other; or to otherwise act as the representative of the other, unless expressly authorized in writing by the other.
ARTICLE 29

MISCELLANEOUS
29.1    If any Article, Section or provision of this Agreement shall be determined to be null and void, voidable or invalid by a court of competent jurisdiction, then for such period that the same is void or invalid, it shall be deemed to be deleted from this Agreement and the remaining portions of this Agreement shall remain in full force and effect.
29.2    The terms of this Agreement constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
29.3    No promise, representation or inducement has been made by either Party that is not embodied in this Agreement or the Transaction Documents, and neither Party shall be bound by or liable for any alleged representation, promise or inducement not so set forth.
29.4    Time is of the essence with respect to all aspects of each Party’s performance of any obligations under this Agreement.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

29.5    Nothing expressed or implied in this Agreement is intended to create any rights, obligations or benefits under this Agreement in any person other than the Parties and their successors and permitted assigns.
29.6    All audit rights, payment, confidentiality and indemnification obligations and obligations under this Agreement shall survive for the time periods specified herein.
29.7    This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
29.8    All transactions hereunder are entered into in reliance on the fact that this Agreement and all such transactions constitute a single, integrated agreement between the Parties, and the Parties would not have otherwise entered into any other transactions hereunder.
[Remainder of Page Intentionally Left Blank]

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY
By: _________________________________
Name: _________________________________
Title: _________________________________
ALON SUPPLY, INC.
By: _________________________________
Name: _________________________________
Title: _________________________________

[Signature Page to Alon Supply, Inc. Supply and Offtake Agreement]

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule A
Products and Product Specifications
Crude: Grades are listed on Schedule P
Gasoline: CARBOB Regular Gasoline, CARBOB Premium Gasoline, Isooctane, Light Straight Run Gasoline, Reformate, Light Straight Run Naphtha, Heavy Naphtha, Full Range Naphtha
Diesel: EPA Ultra Low Sulfur Diesel, Carb Diesel, Diesel Fuel Oil, Distillate, Naval Distillate (F76)
Jet: Jet A, Kerosene Distillate, JP-8
Asphalt: Emulsified Asphalt, Roofing Flux, Kraft Saturant, Rooflex 767, Built-up Roofing Asphalt, 740 Shingle Adhesive, Shingle Adhesive, Uncatalyzed Coating, Asphalt Cement, Emulsion Base Stock, Vacuum Tower Bottoms, High Performance Seal, Fuel Oil, Vacuum Tower Bottoms
Catfeed: Vacuum Gas Oil
Propane: Liquefied petroleum gas
Slop: Transmix, Slop Oil, Emulsion Slop, Crude Unit Slop, Heavy Oil Slop, Light Oil Slop

Schedule A-1

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    LIGHT STRAIGHT RUN GASOLINE
GRADE:    TREATED    PRODUCT CODE: 11116
DESCRIPTION:    A light straight run petroleum naphtha suitable as a gasoline blendstock.
MEETS SPECIFICATIONS:    Paramount Petroleum

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	85 max	77.0
Distillation IBP, °F	D86		95
10% Evaporated, °F	D86		115
20% Evaporated, °F	D86		120
50% Evaporated, °F	D86		130
90% Evaporated, °F	D86		175
End Point, °F	D86	275 max	240
% Recovered	D86	97 min	98
Reid Vapor Pressure, PSI @ 100°F	D5191	11.5 max	11.0
Sulfur, Wt. %	D4294	0.01 max	0.005
Saybolt Color	D156	+22 min.	+30
Paraffins, Vol. %		85
Olefins, Vol. %	D1319	1.5 max	0
Naphthenes, Vol. %		13
Aromatics, Vol. %	D1319		2
Bromine Number	D1599		1.0
Research Octane Number, Clear	D2699		73.6
Motor Octane Number, Clear	D2700		73.2
Total Nitrogen, ppm	D3431		1.5
Chlorides, ppm			1.3
Doctor Test	D4592	Neg	Neg
Copper Corrosion, 122°F, 3 Hr	D130	la	la

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: UN1203, Gasoline, 3, II
DOT PLACARD: Class 3, 1203
RELEASED: 02-01-2003

Schedule A-2

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    REFORMATE
GRADE:        PRODUCT CODE: 11118
DESCRIPTION:    A high octane petroleum reformate suitable as a gasoline blendstock.
MEETS SPECIFICATIONS:    Paramount Petroleum

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287		48.0
Distillation IBP, °F	D86		95
10% Evaporated, °F	D86		165
20% Evaporated, °F	D86		185
50% Evaporated, °F	D86		240
90% Evaporated, °F	D86		320
End Point, °F	D86		410
% Residue	D86		0.5
Reid Vapor Pressure, PSI @ 100°F	D323	7.5 max	5.0
Sulfur, Wt. %	D4294		0.0001
Paraffins, Vol. %			32
Olefms, Vol. %	D1319		1
Naphthenes, Vol. %			1
Aromatics, Vol. %	D1319		66
Bromine Number	D1599		1.0
Research Octane Number, Clear	D2699	95 min	96.0
Motor Octane Number, Clear	D2700		86.0

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY:
DOT SHIPPING NAME: UN1268, Petroleum distillates, n.o.s. (reformate), 3, I
DOT PLACARD: Class 3, 1268
RELEASED: 02-01-2003

Schedule A-3

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    DIESEL FUEL OIL
GRADE:    Unfinished Straight Run, Dyed    PRODUCT CODE: 11229
DESCRIPTION:    A general purpose, middle distillate fuel for railroad and marine diesel engines.

MEETS SPECIFICATIONS:	ASTM D975, Not legal for motor vehicle use in California or on-highway use in the United States.

	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60 °F	D287		32.2
Flash Point, P.M.C.C., °F	D93	140 min	154
Viscosity, Kinematic, 104°F, cSt	D445	1.9-4.1	3.5
Distillation, IBP, °F	D86		370
Distillation, 50% Point, °F	D86		518
Distillation, 90% Point, °F	D86	540-640	624
Distillation, EP, °F	D86		692
Water & Sediment, Vol. %	D1796	0.05 max	0.0
Color, Visual		Red	Red
Red Dye, ppm		11.1 min	11.8
Carbon Residue, 10% Btms, Wt. %	D524	0.35 max	0.2
Ash, Wt. %	D482	0.01 max	0.001
Pour Point, °F	D97		10
Cloud Point, °F	D2500	26 max	10
Sulfur, Wt. %	D4294	1.0 max	0.67
Copper Strip Corrosion, 3 Hrs, 122 °F	D130	No. 3 max	lA
Cetane Index	D4737	40 min	43.4

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.
AVAILABILITY:    Readily available
DOT SHIPPING NAME: NA1993, Diesel fuel, 3, III
DOT PLACARD: Class 3, 1993
RELEASED: 02-01-2003

Schedule A-4

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    DISTILLATE
GRADE:    Straight Run    PRODUCT CODE: 11238

DESCRIPTION:	A straight run middle distillate suitable for blending or for further processing to make a No. 2 Diesel.

MEETS SPECIFICATIONS:	Paramount Petroleum. Not legal for use by an end user.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287		31.0
Flash Point, P.M.C.C., °F	D93	125 min	166
Viscosity, Kinematic, 104 °F, cSt	D445	1.9-4.1	4.0
Distillation, IBP, °F	D86		370
Distillation, 50% Point, °F	D86		545
Distillation, 90% Point, °F	D86	540-640	630
Distillation, EP, °F	D86		695
Water & Sediment, Vol. cY0	D1796	0.05 max	0.0
Color, AS TM	D1500		2.0
Carbon Residue, 10% Btms, Wt. %	D524	0.35 max	0.02
Ash, Wt. %	D482	0.01 max	0.005
Pour Point, °F	D97		15
Cloud Point, °F	D2500	26 max	20
Sulfur, Wt. %	D4294	1.0 max	0.82
Copper Strip Corrosion, 3 hrs, 122 °F	D130	No. 3 max	1A
Cetane Index	D4737	40 min	44.5
Aromatics, Vol.%	D5186	35 max	31

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: UN1268, Petroleum Distillates, n.o.s.,3, III
DOT PLACARD: Class 3, 1268
RELEASED: 02-01-2003

Schedule A-5

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    VACUUM GAS OIL
GRADE:    HIGH SULFUR    PRODUCT CODE: 11542

DESCRIPTION:	A virgin gas oil suitable as feedstock for fluid catalytic crackers and desulfurization units.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	17-23	21.5
Sulfur, Wt. %	D4294	1.40 max	1.35
Viscosity, cSt @ 100°F	D445		60
Viscosity, cSt @ 122°F	D445		35
Flash Point, P.M.C.C., °F	D93	175 min	280
Pour Point, °F	D97	90 max	80
Aniline Point, °F	D611	145 min	150
Distillation IBP °F	D1160	400 min	470
10% Distilled, °F	D1160		615
20% Distilled, °F	D1160		660
50% Distilled, °F	D1160		750
90% Distilled, °F	D1160		900
Distillation End Point, °F	D1160	1025 max	980
Water & Sediment, Vol. %	D1796	0.3 max	0.05
Ramsbottom Carbon Residue, Wt. %	D524	0.4 max	0.21
Heptane Insolubles, Wt. %			0.002
Ash, Wt. %	D482		0.01
Nitrogen, Total, Wt. %	D3228		0.35
Nitrogen, Basic, Wt. %			0.14
Nickel, ppm	E2SM10-9	1.0 max	0.6
Vanadium, ppm	E2SM10-9	1.0 max	0.2
Copper, ppm	E2SM10-9	1.0 max	0.1
Iron, ppm	E2SM10-9	2.0 max	1.0
Sodium, ppm	E2SM10-9	1.0 max	0.1

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: NA1993, Combustible liquid, n.o.s., III
DOT PLACARD: Combustible, 1993
RELEASED: 02-01-2003

Schedule A-6

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    FUEL OIL
GRADE:    1500, HIGH SULFUR    PRODUCT CODE: 11460

DESCRIPTION:	A residual fuel oil suitable for blending bunker fuels.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	10 min	12.0
Viscosity, SSF @ 122°F	D88	1200-1500	1450
Viscosity, cSt @ 122°F	D445	2500-3180	3075
Flash Point, P.M.C.C., °F	D93	150 min	230+
Sulfur, Wt. %	D4294	5.0 max	2.3
Water & Sediment, Vol. %	D1796	2.0 max	0.5
Pour Point, °F	D97	100 max	85

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Special order only
DOT SHIPPING NAME: NA1993, Hot Fuel oil, 3, III
DOT PLACARD: Class 3, Hot, 1993
RELEASED: 02-01-2003

Schedule A-7

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    FUEL OIL
GRADE:    BUNKER C    PRODUCT CODE: 11462

DESCRIPTION:	A residual No. 6 fuel oil suitable as a bunker fuel.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	12-16	15.0
Viscosity, cSt @ 122°F	D445	500 max	450
Flash Point, P.M.C.C., °F	D93	150 min	230+
Sulfur, Wt. %	D4294	5.0 max	2.1
Water & Sediment, Vol. %	D1796	1.0 max	0.5
Ash, Wt. %	D482	0.1 max	0.04
Carbon Residue, Ramsbottom, Wt. %	D524		8.5
Pour Point, °F	D97		65

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Special order only
DOT SHIPPING NAME: NA1993, Combustible liquid, n.o.s. (fuel oil), III
DOT PLACARD: Combustible, 1993
RELEASED: 02-01-2003

Schedule A-8

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    LIGHT STRAIGHT RUN NAPHTHA
GRADE:    UNTREATED    PRODUCT CODE: 11610

DESCRIPTION:	A light straight run petroleum naphtha suitable as a feedstock for downstream gasoline conversion units.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	85 max	73
Distillation IBP, °F	D86		95
10% Evaporated, °F	D86		120
20% Evaporated, °F	D86		155
50% Evaporated, °F	D86		160
90% Evaporated, °F	D86		230
End Point, °F	D86		250
% Recovered	D86		97
Reid Vapor Pressure, PSI @ 100°F	D5191		12.0
Sulfur, Wt. %	D4294		0.005

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: UN1268, Petroleum Distillates, n.o.s., 3, I
DOT PLACARD: Class 3, 1268
RELEASED: 02-01-2003

Schedule A-9

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    HEAVY NAPHTHA
GRADE:    UNTREATED    PRODUCT CODE: 11617

DESCRIPTION:	A heavy straight run petroleum naphtha suitable as a reformer feedstock.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287	51-57	54.0
Distillation IBP, °F	D86		150
10% Evaporated, °F	D86	190 min	205
20% Evaporated, °F	D86		215
50% Evaporated, °F	D86	270 max	250
90% Evaporated, °F	D86		320
End Point, °F	D86	385 max	380
% Recovery	D86	98 min	99
% Residue	D86		0.5
Reid Vapor Pressure, PSI @ 100°F	D5191	4.0 max	3.5
Sulfur, Wt. %	D4294	0.4 max	0.10
Saybolt Color	D156	+22 min	+26
Paraffins, Vol. %			50
Olefins, Vol. %	D1319	1.5 max	0
Naphthenes, Vol. %			38
Aromatics, Vol. %	D1319		12
N+1A, Vol. %		43 min	50
Research Octane Number, Clear	D2699		65.5
Motor Octane Number, Clear	D2700		60.0
Total Nitrogen, ppm	D3431		3.0
Chlorides, ppm			1.3

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: UN1268, Petroleum distillates, n.o.s. (Naphtha), 3, II
DOT PLACARD: Class 3, 1268
RELEASED: 02-01-2003

Schedule A-10

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    FULL RANGE NAPHTHA
GRADE:    UNTREATED    PRODUCT CODE: 11619

DESCRIPTION:	Full range straight run petroleum naphtha suitable as a feedstock for downstream gasoline conversion units.

MEETS SPECIFICATIONS:	Paramount Petroleum.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60_F	D287		62.0
Distillation IBP, °F	D86		100
10% Evaporated,°F	D86		145
20% Evaporated, °F	D86		165
50% Evaporated, °F	D86	205-260	215
90% Evaporated, °F	D86		310
95% Evaporated, °F	D86		330
End Point, °F	D86	375 max.	365
% Residue	D86	1.0 max.	0.5
Reid Vapor Pressure, PSI @ 100°F	D5191	10 max.	7.6
Sulfur, Wt. %	D4294	0.4 max.	0.03
Saybolt Color	D156		+24
Paraffins, Vol. %	D5443	56
Olefins, Vol. %	D5443	1.5 max.	1
Naphthenes, Vol. %	D5443		35
Aromatics, Vol. %	D5443		8
N+A, Vol. %	D5443	43 min.	43
Benzene, Vol.%	D5443	1.6 max.	1.0
C3+C4 Content, Vol.%	D5443	4 max.	1.8
C5+ C6 Content, Vol.%	D5443	28 - 40	32.0
Basic Nitrogen, ppm			2
Chlorides, ppm		10 max.	1
Lead, ppm	D3237		0.01
Water, ppm	D1744	220 max.	150

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: , UN1268, Petroleum distillates, n.o.s. (Naphtha), 311
DOT PLACARD: Class 3, 1268

Schedule A-11

a subsidiary of

RELEASED: 02-01-2003

Schedule A-12

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    KEROSENE DISTILLATE
GRADE:    Straight Run    PRODUCT CODE: 11706

DESCRIPTION:	A straight run middle distillate suitable for blending or for further processing to make a No. 1 Diesel.

MEETS SPECIFICATIONS:	Paramount Petroleum. Not legal for use by an end user.

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

API Gravity, 60°F	D287		40.5
Flash Point, P.M.C.C., °F	D93	100 min	110
Viscosity, Kinematic, 104 °F, cSt	D445	1.3-2.1	1.4
Distillation, 10% Point, °F	D86	400 max	360
Distillation, 50% Point, °F	D86		410
Distillation, 90% Point, °F	D86	550 max	460
Distillation, EP, °F	D86		520
Water & Sediment, Vol. %	D1796	0.05 max	0.0
Color, ASTM	D1500		1.0
Sulfur, Wt. %	D4294	0.5 max	0.3
Copper Strip Corrosion, 3 hrs, 122 °F	D130	No. 3 max	1A
Cetane Index	D4737		39.5

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.
AVAILABILITY: Readily available
DOT SHIPPING NAME: UN1268, Petroleum Distillates, n.o.s.3, III
DOT PLACARD: Class 3, 1268
RELEASED: 02-01-2003

Schedule A-13

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    LIQUIFIED PETROLEUM GAS
GRADE:    BUTANE    PRODUCT CODE: 11903

DESCRIPTION:	A Butane based saturated liquified petroleum gas suitable as a fuel or as a gasoline blendstock.

MEETS SPECIFICATIONS:	ASTM D1835

TESTS	ASTM METHOD	SPECS	TYPICAL ANALYSIS[1]

Vapor Pressure, 100°F, PSIG	D2598	70 max	46
Specific Gravity, 60/60°F	D2598		0.58
Ethane, Vol. %	D2163	0.2 max	0.0
Propane, Vol. %	D2163	3.0 max	2
Isobutane, Vol. %	D2163	20.0 min	27
Isobutylene & Butadiene, Vol. %	D2163	0.1 max	0.0
Other C3 & CC4 Olefins, Vol. %	D2163	0.3 max	0.0
Pentanes and heavier, Vol. %	D2163	2.0 max	1.5
Copper Strip Corrosion, 100°F	D1838	No. 1 max	la
Sulfur, ppm	D2784	140 max	5
Hydrogen Sulfide	D2420	Pass	Pass
Mercaptan Sulfur, PPM	U0P212	250 max	5
Free water content	D2713	None	None
Fluoride, ppm	U0P619		<1

1Values shown as typicals may at times, be superseded by results which are current at a particular time.
AVAILABILITY:
DOT SHIPPING NAME: UN1075, Petroleum gases, liquified, (LPG), 2.1
DOT PLACARD: Flammable gas, 1075
RELEASED: 02-01-2003

Schedule A-14

a subsidiary of

PRODUCT SPECIFICATIONS
PRODUCT:    VACUUM TOWER BOTTOMS
GRADE:    VTB FOR FUEL OIL    PRODUCT CODE: 13814

DESCRIPTION:	A vacuum steam refined straight run residual.

MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS'
Abs. Viscosity, 140 °F, Poise	D2171	T202	1000 min	1725
Kin. Viscosity, 275 °F cSt	D2171	T201		308
Penetration, 77°F, 100g, 5s	D5	T49		54
Flash Point, C.O.C., °F	D92	T48	525 min	600
Solubility in TCE, wt. %	D2042	T44	99.0 min	99.9
Specific Gravity, 77/77 °F	D70	T228		1.018
Specific Gravity, 60/60 °F	D70	T228		1.024
API Gravity, 60 °F	D70	T228		6.7
Density, 60 °F, Lbs/Gallon	D70	T228		8.53

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.
AVAILABILITY:    Readily available
DOT SHIPPING NAME: UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD: Hot, 3257
RELEASED: 02-01-2003

Schedule A-15

Tony Nader

From:    (***)
Sent:    Friday, February 24, 2012 11:07 AM
To:    (***)
Subject:    On-spec products

I'll get you a clean copy on Monday, if you have a question on any of this stuff please give me a call.
Paramount Bakersfield, CA (Alon Refinery) Product Specification On Spec 'so-Butane Copper Strip 1A
IC4 Min 90%
C3- Max 3%
Sulfur <10ppm
On Spec Normal-Butane
Copper Strip 1A
C5 Max 8%
C3- Max 3%
C6+ Max %0.03
On Spec Pentane
Copper Strip 1A
C3- Max 0.5%
C4 Max 10%
On Spec Propane
Product to meet HD5 Propane spec
(***)

Unconverted Gas Oil (UCO)
Product Specification Sheet

Test Code	Parameter	Unit	ASTM Method	Specs
2654	API Gravity	°API	D-287	30.0 - 35.0
1002	Flash Point	°F	D-93	120 Min
225	Viscosity, Kinematic	cSt	D-445	3.0 - 12.0
$904	Sim Dist. 10%	°F	D-2887	400 - 500
$904	Sim Dist. 50%	°F	D-2887	680 - 780
$904	Sim Dist. 90%	°F	D-2887	850 - 950
1006	Pour Point	°F	D-97	< 60
1009	BS&W	vol%	D-1796	0.25 Max
716	Sulfur, Horiba Sindie	wt	D-4294	< 0.08

Reviewed by:    Paul N. Kim    Date:    7/18/2011

List of light product specs and codes:

Descrip	PPC Code	KM Code
CARBOB Regular Gasoline, Summer, 5.99 rvp	201	Al
CARBOB Regular Gasoline, Winter, 10.5 rvp	204	A2
CARBOB Regular Gasoline, Winter, 12.5 rvp	207	A3
EPA Ultra Low Sulfur Diesel	480	84
Carb Diesel	420	80
Jet A	314	15
CARBOB Premium Gasoline, Summer, 5.99 rvp	206	B1
CARBOB Premium Gasoline, Winter, 10.5 rvp	205	B2
CARBOB Premium Gasoline, Winter, 12.5 rvp	205	B3
Isooctane	110	none

LABORATORY CERTIFICATION REPORT

Product:	Gasoline	Product Code:	201
Grade:	CARBOB Regular, Summer	Tank No:	25005
		Batch No:	0201-47-11

Meets Specification: ASTM D 4814 and 13 CCR § 2297
California Air Resources Board, P.M(1). Alternative Specification for CARBOB.
This product requires the addition of 10.0 vol% ethanol.
This product does not comply with the standards for California gasoline without the addition of ethanol.

TEST	ASTM METHOD	SPECIFICATION	TEST RESULT
Research Octane Number	D 2699	Report	88.2
Motor Octane Number	D 2700	Report	82.0
Antiknock Index, (R+M) / 2	D 4814	85.0 min	85.1
API Gravity, 60 °F	D 287	Report	57.1
Sulfur, ppm by wt.	D 5453	P. M. Number 10-004	1.1
Aromatics, Vol %	D 5580	P. M. Number 10-004	34.6
Olefins, Vol %	D 6550	P. M. Number 10-004	<1
Benzene, Vol %	D 5580	P. M. Number 10-004	0.18
Reid Vapor Pressure, PSI @ 100 °F	13 CCR § 2297	P. M. Number 10-004	5.58
Oxygen, wt %	D 4815	P. M. Number 10-004	0.0
Distillation, °F IBP	D 86	P. M. Number 10-004	114
50 % Evaporated, °F	D 86	P. M. Number 10-004	208
90 % Evaporated, °F	D 86	P. M. Number 10-004	292
End Point, °F	D 86	437 max	354

(1) Predictive Model Number 10-004

DATA COMPILED BY:	/s/ Shawn Askari	DATE ISSUED:	10/11/11
	Shift Chemist		mm-dd-yy

RELEASED BY:		DATE:
	Shift Supervisor		mm-dd-yy

Schedule A-16

SPECIFICATIONS FOR CARBOB REGULAR GASOLINE
Product Code Al (1) (2) (3) (4)

Specification Points	ASTM Method (2)	CARB 3
Octane (R+M)/2	D-2699	84.0
	D-2700
Reid Vapor Pressure	Grabner-CA Equation	5.99
psi max.	D-323
Sulfur, ppmw	D-2622-94	32
	D-5453-93	(21 ppm eff 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00	11.1
MTBE, Wt% Max	D-4815-99	0.006
Oxygen, (Combined) Wt. %, Max	D-4815-99	0.06
(Total, from combined Oxygenates other Than MTBE or Ethanol)
Distillation, deg. F.	D-86-99ae1
T50, Max		232
T90, Max		335
End Point, Max		437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.30
Phosphorus, Max gm/gal	D-3231	0.005

(1)    In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.
(2)    This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.

(3)	This product does not comply with the standards for California gasoline without the addition of ethanol.
(4)    Carbon Intensity of this product is 95.86 gCO2e/MJ.

Schedule A-17

PARAMOUNT PETROLEUM LABORATORY CERTIFICATION REPORT

Product:	Gasoline	Product Code:	204
Grade:	CARBOB Regular, Winter	Tank No:	50001
		Batch No:	204-09-11

Meets Specification:    ASTM D 4814 and 13 CCR § 2297
California Air Resources Board, P.M.(1) Alternative Specification for CARBOB.
This product requires the addition of 10.0 vol% ethanol.
This product does not comply with the standards for California gasoline without the addition of Ethanol.

Schedule A-18

TEST	ASTM METHOD	SPECIFICATION	TEST RESULT
Research Octane Number	D 2699	Report	88.7
Motor Octane Number	D 2700	Report	81.2
Antiknock Index, (R+M) / 2	D 4814	84.5 min	85.0
API Gravity, 60 °F	D 1298	Report	60.7
Sulfur, ppm by wt.	D 5453	P.M. Number 003-11	3.0
Doctor Test	D 4952	Negative	Neg
Aromatics, Vol %	D 5580	P.M. Number 003-11	31.2
Olefins, Vol %	D 6550	P.M. Number 003-11	0
Benzene, Vol %	D 5580	P.M. Number 003-11	0.15
Reid Vapor Pressure, PSI @ 100 °F	13 CCR § 2297	P.M. Number 003-11(2)	10/9/2002
Temp, °F for a Ratio of 20 Vap / Liq	D 4814	116 min	130
Driveability Index, °F	D 4814	1220 max	1121
Gum Content, Washed, mg / 100 mL	D 381	5 max	<0.5
Oxidation Stability, minutes	D 525	240 min	240
Oxygen, wt %	D 4815	P.M. Number 003-11	0.0
Silver Corrosion, 3 hrs @ 122 °F / classification	D 4814 A.1		0
Copper Corrosion, 3 hrs @ 122 °F	D 130	No. 1 max	1A
Distillation, °F	D 86	P.M. Number 003-11
10 % Evaporated, °F	D 86		134
20% Evaporated, °F	D 86	Report	150
30 °/. Evaporated, °F	D 86	Report	164
40 % Evaporated, °F	D 86		182
50 % Evaporated, °F	D 86	P.M. Number 003-11	200
60% Evaporated, °F	D 86	Report	218
70 % Evaporated, °F	D 86	Report	240
80 % Evaporated, °F	D 86	Report	267
90 % Evaporated, °F	D 86	P.M. Number 003-11	296
End Point, °F	D 86	Report	356
Recovery, vol %	D 86	Report	97.2
Residue, vol %	D 86	Report	1.3
Loss, vol %	D 86	Report	1.5

(1) Predictive Model Number 003-011. (2) Pipeline: 10.5 max.

DATA COMPILED BY:	/s/ Rahman S	DATE:	30-Nov-11
	Shift Chemist		mm-dd-yy

RELEASED BY:		DATE:
	Shift Supervisor		mm-dd-yy
SPECIFICATIONS FOR CARBOB REGULAR GASOLINE
Product Code A2    (1) (2) (3) (4)

Schedule A-19

Specification Points	ASTM Method (2)	CARB (3)
Octane (R&M)/2	D-2699	84.0
	D-2700
Reid Vapor Pressure	Grabner-CA Equation	10.50
psi max.	D-323
Sulfur, ppmw	D-2622-94	32
	D-5453-93	(21 ppm eff 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00	11.1
MTBE, Wt% Max	D-4815-99	0.006
Oxygen, (Combined) Wt. %, Max(Total, from combined Oxygenates other Than MTBE or Ethanol)	D-4815-99	0.06

Distillation, deg. F.	D-86-99ae1
T50, Max		232
T90, Max		335
End Point, Max	437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.030
Phosphorus, Max gm/gal	D-3231	.005

(1)    In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.
(2)    This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.
(3)    This product does not comply with the standards for California gasoline without the addition of ethanol.
(4)    Carbon Intensity of this product is 95.86 gCO2e/MJ.

Schedule A-20

PARAMOUNT PETROLEUM LABORATORY CERTIFICATION REPORT

Product:	Gasoline	Product Code:	207
Grade:	CARBOB Regular, Winter	Tank No:	50001
		Batch No:	207-02-11
Meets Specification:	ASTM D 4814 and 13 CCR § 2297

California Air Resources Board, P.M.(1) Alternative Specification for CARBOB.
This product requires the addition of 10.0 vol% ethanol.
This product does not comply with the standards for California gasoline without the addition of Ethanol.

Schedule A-21

TEST	ASTM METHOD	SPECIFICATION	TEST RESULT
Research Octane Number	D 2699	Report	87.5
Motor Octane Number	D 2700	Report	84.5
Antiknock Index, (R+M) / 2	D 4814	84.5 min	86.0
API Gravity, 60 °F	D 1298	Report	64.0
Sulfur, ppm by wt.	D 5453	P.M. Number 003-11	2.4
Doctor Test	D 4952	Negative	Neg
Aromatics, Vol %	D 5580	P.M. Number 003-11	27.7
Olefins, Vol %	D 6550	P.M. Number 003-11	0
Benzene, Vol %	D 5580	P.M. Number 003-11	0.19
Reid Vapor Pressure, PSI @ 100 °F	13 CCR § 2297	P.M. Number 003-11(2)	12.13
Temp, °F fora Ratio of 20 Vap / Liq	D 4814	116 min	119
Driveability Index, °F	D 4814	1220 max	1042
Gum Content, Washed, mg / 100 mL	D 381	5 max	<0.5
Oxidation Stability, minutes	D 525	240 min	240
Oxygen, wt %	D 4815	P.M. Number 003-11	0.0
Silver Corrosion, 3 hrs @ 122 °F / classification	D 4814 A.1		0
Copper Corrosion, 3 hrs @ 122 °F	D 130	No. 1 max	1A
Distillation, °F	D 86	P.M. Number 003-11
10 % Evaporated, °F	D 86		111
20% Evaporated, °F	D 86	Report	131
30 % Evaporated, °F	D 86	Report	149
40 % Evaporated, °F	D 86		167
50 % Evaporated, °F	D 86	P.M. Number 003-11	187
60% Evaporated, °F	D 86	Report	208
70 % Evaporated, °F	D 86	Report	229
80 % Evaporated, °F	D 86	Report	255
90 % Evaporated, °F	D 86	P.M. Number 003-11	290
End Point, °F	D 86	Report	353
Recovery, vol %	D 86	Report	96.5
Residue, vol %	D 86	Report	0.7
Loss, vol %	D 86	Report	2.8

(1) Predictive Model Number 003-011. (2) Pipeline: 12.5 max.
Data compiled by:	/s/ Rafael Gutierrez	Date:	10-Dec-11
Shift Chemist		mm-dd-yy

Released by:		Date:
Shift Supervisor		mm-dd-yy
SPECIFICATIONS FOR CARBOB REGULAR GASOLINE
Product Code A3    (1) (2) (3) (4)

Schedule A-22

Specification Points	ASTM Method (2)	CARB 3
Octane (R+M)/2	D-2699	84.0
D-2700
Reid Vapor Pressure psi max.	Grabner-CA Equation D-323	12.50
Sulfur, ppmw	D-2622-94 D-5453-93	32 (21 ppm eff 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00
MTBE, Wt% Max	D-4815-99	0.006
Oxygen, (Combined) Wt. %, Max	D-4815-99	0.06
(Total, from combined Oxygenates other Than MTBE or Ethanol)
Distillation, deg. F.	D-86-99ae1
T50, Max		232
T90, Max		335
End Point, Max		437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.030
Phosphorus, Max gm/gal

(1)    In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.
(2)    This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.
(3)    This product does not comply with the standards for California gasoline without the addition of ethanol.
(4)    Carbon Intensity of this product is 95.86 gCO2e/MJ.

Schedule A-23

PARAMOUNT PETROLEUM CORPORATION

Product:	DIESEL FUEL OIL	Product Code:	480
Grade:	No. 2-D, Ultra Low Sulfur, EPA	Tank No:	50003
Meets Specification:	ASTM D 975 Not legal for on road motor vehicle use BATCH No: 0480-50-11	Batch No:	0480-50-11

TEST	ASTM METHOD	SPECIFICATION	RESULT

API Gravity @ 60° F	D 287		36.4
Flash Point, PMCC °F	D 93	125 min	160
Viscosity, @ 40°C, cSt	D 445	1.9 - 4.1	3.4
Initial Boiling Point, °F	D 86	Report	382
10%, °F	D 86		446
50%, °F	D 86		538
90%,° F	D 86	540 - 640	633
Final Boiling Point, °F	D 86		693
Water & Sediment, vol %	D 2709	0.05 max	0.00
Color, ASTM Code	D 1500		1.0
Carbon Residue, 10% Btms	D 524	0.35 max	0.14
Ash, wt %	D 482	0.01max	0.001
Pour Point, °F	D 97	Report	15
Cloud Point, °F	D 2500	26 max	26
Sulfur, PPM	D 5453	10 max	7.3
Corrosion, 3 hrs. @122°F,	D 130	No. 3 max	1A
Cetane Index,	D 4737	40.0 min	53.4
Aromatics, Vol %	D 5186	35.0 max	30.50
Conductivity, pS/m	D 2624	50 min	289

DATA COMPILED BY:	/s/ Rahman.S	DATE: ISSUED	6-Dec-11
Shift Chemist

RELEASED BY:		DATE:
Shift Team Leader

Schedule A-24

SPECIFICATIONS FOR EPA
ULTRA LOW SULFUR DIESEL FUEL
Product Code 84 (1)(2)(3)(4)(5)

Specification Points	ASTM Method	Shipments Min.	Max.
Gravity, deg. API	D-287, D1298, D-4052	30.0
Flash, P.M., deg. F.
Sulfur, ppm max
Aromatic %	D-93	125
Biodiesel (FAME) %	D-5453, D-7039
Color D-1500	D-1319		0.0
Cetane Number	D-7371		4.0
OR
Cetane Index	D-613	40.0
Haze Rating/Workmanship
Cloud Point deg. F.	D-976		2.0
Pour point deg. F.	D-4176
Distillation	D-2500	ASTM(4)
90% Recovered deg. F.	D-97	ASTM(4)	640
	D-86	540

(1)
In addition to above KMEP specifications, product must meet ASTM D-975 latest revision, with exception to lubricity and conductivity requirements; this product may require treatment with a lubricity and/or conductivity improver in order to be fully compliant with the latest revision of ASTM D-975 prior to terminal distribution.

(2)	At pipeline input; terminal delivery/distribution not to exceed 15 ppm.

(3)	EPA Ultra Low Sulfur on-highway diesel requires a Cetane Index of 40 or maximum Aromatics of 35%.

(4)
Due to fungible specifications, the cloud/pour point for diesel products must comply with the ASTM specifications for the region in which the diesel is produced. It should be noted that diesel products distributed into colder climates may require cloud and/or pour point suppressors, i.e., winterization.

(5)	At delivery, product is fungible with EPA Renewable product code 8E.

PARAMOUNT PETROLEUM CORPORATION

Product:	Ultra Low Sulfur CARB-DSL	PRODUCT CODE:	420
Grade:	No. 2-D, Low Sulfur, CARB Equivalent,	TANK No:	10008
		BATCH No:	0420-13-11
Meets Specification:	ASTM D 975 and CCR, Title 13, 2281 and 2282, and CARB Executive order G-714-035

TEST	TEST METHOD	SPECIFICATION	RESULT
API Gravity @ 60 ° F	D 287		38.8
Flash Point, PMCC, ° F	D 93	125 min	132
Viscosity, Kin @ 104°F, CSt	D 445	1.9 - 4.1	2.4
Distillation, IBP, °F	D 86	Report	329
Distillation, 50 % Point, °F	D 86	Report	466
Distillation, 90 % Point, °F	D 86	540 - 640	596
Distillation, EP, °F,	D 86	Report	656
Water & Sediment, V01.%	D 2709	0.05 max	0.00
Color, ASTM, Code	D 1500	3.0 max	1.0
Carbon Residue, 10% Btms.	D 524	0.35 max	0.03
Ash, Wt %	D 482	0.01 max	0.001
Pour Point, Report °F	D 97		0
Cloud Point, °F	D 2500	26 max	8
Sulfur, PPMW	D 5453	15 ppm max	7.7
Corrosion, 3 hrs. @122°F, Code	D 130	No. 3 max	1A
Cetane Number	D 613	KOR - 4d	50.6
Aromatics, Vol %	D 5186	KOR - 4d	23.80
Polycyclic Aromatics, Wt %	D 5186	KOR - 4d	0.70
Nitrogen, PPMW	D 4629	KOR - 4d	170
Fuel Additive, KFRO51	vol %	KOR - 4d	0.15
Conductivity, pS/m	D2624	50 min	109

DATA COMPILED BY:	/s/ Rahman.S	DATE:ISSUED:	16-Jul-11
	Shift Chemist		mm-dd-yy

RELEASED BY:		DATE:
	Shift Supervisor		mm-dd-yy

Schedule A-25

SPECIFICATIONS FOR CARB
ULTRA LOW SULFUR DIESEL FUEL
Product Code 80 (1) (2) (3) (4) (5)

Specification Points	ASTM Method	Shipments
		Min.	Max.
Gravity, deg. API	D-287, D-1298, D-4052	30.0
Flash point, deg. F.	D-93	125
Sulfur, max ppm (2)	D-5453, D-7039
Aromatic vol %, Max	D-5186-96(3)		10.0 35.0 (3)
Biodiesel (FAME) %	D-7371		0.0
Color D-1500			4.0
Cetane Number	D-613	40.0
OR
Cetane Index	D-976	40.0
Haze Rating/Workmanship	D-4176		2.0
Cloud Point deg. F.	D-2500	ASTM
Pour point deg. F.	D-97	ASTM
Distillation	D-86	540	640
90% Recovered deg. F.

(1)
In addition to above KMEP specifications, product must meet ASTM D-975 latest revision, with exception to lubricity requirements; this product may require treatment with a lubricity and/or conductivity improver in order to be fully compliant with the latest revision of ASTM D-975 prior to terminal distribution.

(2)	At pipeline input; terminal delivery/distribution not to exceed 15 ppm.

(3)	Maximum allowable fungible specification. All Refinery production having greater than 10 Vol% Aromatics must have been produced within the restrictions of a CARB Executive Order.

(4)	At pump station receipt, Carbon Intensity of this product is 94.71 gCO2e/MJ.

(5)	At delivery, no CI is inferred; product is fungible with CARB Renewable product code 8C.

LABORATORY INSPECTION REPORT

Product:	Aviation Turbine Fuel	Product Code:	314
Grade:	Jet A Fuel, aviation, turbine engine, 3,UN1863, III, Class 3,1863	Tank No:	12501
		Batch No:	0314-40-11
		Operation Batch No:
Meets Specification:	ASTM D 1655

TEST	UNIT	METHOD	SPECIFICATION	RESULT

API GRAVITY	Degrees	D 1298	37.0 to 51.0	45.7
ACIDITY, TOTAL, MAX	mg KOH/gm	D 3242	.10	0.002
AROMATIC CONTENT, MAX	vol %	D 1319	25.0	16.9
SULFUR, MERCAPTAN MAX	vol %	D 3227	0.003	0.0003
SULFUR, TOTAL MAX	vol %	D 5453	0.30	0.0005
DISTILLATION:
/0 % RECOVERY PT. MAX	°F	D 86	401	340
20 % RECOVERY PT.	°F	D 86		350
50 % RECOVERY PT.	°F	D 86	Report	388
90 % RECOVERY PT.	°F	D 86	Report	466
FINAL BOILING PT. MAX	°F	D 86	572	497
RESIDUE, MAX	%	D 86	1.5	1.0
LOSS, MAX	%	D 86	1.5	1.0
FLASH POINT, MIN	°F	D 56	101	116
DENSITY @ 15°C	Kg/L	D 1298	.775 to .840	0.799
FREEZE PT.. MAX	°C	D 2386	-40	-51
VISCOSITY @ -20C, MAX	cST	D 445	8.0	4.0
NET HEAT OF COMBUSTION, MIN	MJ/Kg	D 3338	42.8	44.3
SMOKE POINT, MIN	mm	D 1322	18	20
NAPHTHALENES, MAX	vol %	D 1840	3.0	0.8
COPPER CORROSION, MAX	Code	D 130	1	1A
THERMAL STABILITY:		D 3241
Filter Pressure Drop, MAX	mm		25	7
Tube Deposit, Less Than	Code		3	1
EXISTENT GUM, MAX	mg/100 ml	D	7	2.0
PARTICULATE CONTAMINANTS, MAX	mg/L	D 5452	1.0	0.4
WATER REACTION RATING, MAX	Code	D 1094	1b	1
MICROSEPAROMETER RATING, MIN.	MSEP	D 3948	85	98

DATA COMPILED BY:	/s/ Carly Beals	DATE:	30-Nov-II
Shift Chemist

RELEASED BY:		DATE:
Shift Supervisor

Schedule A-26

SPECIFICATIONS FOR TURBINE FUEL
Product Code 15 (1) (2) (3)

Specification Points	ASTM Method	Shipments
		Min.	Max.
Gravity, deg. API	D-1298, D-4052	37.0	51.0
Workmanship		Clear and Bright
Distillation, deg. F.	D-86, (D-2887)
10% Recovered
End Point
Flash Point, deg. F.	D-56	105 (see note 2)
Freezing Point, deg C or F	D-2386, D-5972, D-7153, D-7154		-40
Copper Strip, 2 h at 100 C (212 F)	D-130		No. 1
Existent Gum, mg/100mL	D-381		7
MSEP Rating	D-3948	85
Sulfur weight %	D-2622		0.3
Particulate Contam. mg/L.	D-5452		2.0

(1)	In addition to above KMEP specifications, product must meet ASTM D-1655 latest revision.

(2)	At pipeline input. ASTM minimum 100 deg F applicable at terminals.

(3)	Any included additives approved for use in ASTM D-1655 must be declared by type and volume.

Schedule A-27

SPECIFICATIONS FOR CARBOB PREMIUM GASOLINE
Product Code B1    (1) (2) (3) (4)

Specification Points	ASTM Method (2)	CARB 3

Octane (R+M)/2	D-2699 D-2700	88.5
Reid Vapor Pressure psi max.	Grabner-CA Equation D-323	5.99

Sulfur, ppmw	D-2622-94	32
	D-5453-93	(21 ppm eff 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00	11.1
MTBE, Wt% Max	D-4815-99	0.006
Oxygen, (Combined) Wt. %, Max(Total, from combined Oxygenates other Than MTBE or Ethanol)	D4815-99	0.06
Distillation, deg. F.	D-86-99ae1
T50, Max	232	232
T90, Max		335
End Point, Max		437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.030
Phosphorus, Max gm/gal	D-3231	0.005

(1)	In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.

(2)	This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.

(3)	This product does not comply with the standards for California gasoline without the addition of ethanol.

(4)	Carbon Intensity of this product is 95.86 gCO2e/MJ.

Schedule A-28

SPECIFICATIONS FOR CARBOB PREMIUM GASOLINE
Product Code B2    (1) (2) (3) (4)

Specification Points	ASTM Method (2)	CARB 3

Octane (R+M)/2	D-2699 D-2700	88.5
Reid Vapor Pressure psi max.	Grabner-CA Equation D-323	10.50
Sulfur, ppmw	D-2622-94	32
	D-5453-93	(21 ppm eff 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00
MTBE, Wt% Max	D4815-99	0.006
Oxygen, (Combined) Wt. %, Max(Total, from combined Oxygenates other Than MTBE or Ethanol)	D-4815-99	0.06
Distillation, deg. F.	D-86-99ae1
T50, Max		232
T90, Max		335
End Point, Max		437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.030
Phosphorus, Max gm/gal	D-3231	0.005

(1)	In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.

(2)	This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.

(3)	This product does not comply with the standards for California gasoline without the addition of ethanol.
(4) Carbon Intensity of this product is 95.86 gCO2e/MJ.

PRODUCT SPECIFICATIONS
PRODUCT:	Kraft SATURANT
GRADE:	ORIENTE	PRODUCT CODE:	12220
DESCRIPTION:	A steam refined straight run asphalt flux made from Oriente crude and used in the manufacturing of roofing asphalt
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Viscosity, Kinematic, 275°F, cSt	D2170	T201	240-290	265
Viscosity, Absolute, 140°F, Poise	D2171	T202	700-1100	1023
Flash Point, C.O.C., °F	D92	T48	540 min	550
Penetration, 77°F, dmm	D5	T49		105
Softening Point, °F	D36	T53	80 min	110
API Gravity, 60°F	D70	T228		7.5
Density, 60°F, lbs/Gallon	D70	T228		8.48

1Values shown as typieals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	01-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	KRAFT SATURANT
GRADE:	245	PRODUCT CODE:	12245
DESCRIPTION:	A vacuum refined straight run asphalt product used for saturating Kraft paper and roofing felts.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Viscosity, Kinematic, 210°F, eSt	D2170	T201	300-400	338
Viscosity, Sayholt, 210°F, SFS	D88	T72	140-200	162
Flash Point, C.O.C., °F	D92	T48	450 min	495
Softening Point, °F	D36	T53	75 min	80
API Gravity, 60°F	D70	T228		9.8
Density, 60°F, lbs/Gallon	D70	T228		8.34

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	01-01-2008

PRODUCT SPECIFICATIONS
PRODUCT:	ROOFLEX 767
GRADE:		PRODUCT CODE:	12367
DESCRIPTION:	A polymer modified asphalt coating used in the manufacture of roofing products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	SPECS.	TYPICAL ANALYSIS[1]

Softening Point, °F	D36	205-230	216
Flash Point, COC, °F	D92	525 min	565
Penetration, 77°F, 100g, 5s	D5	17-25	23
Viscosity, 360 F, CPS	D44020		396
Viscosity, 375 F, CPS	D44020		343
Viscosity, 400 F, CPS	D44020	230-335	285
Solubility in TCE, wt. %	D2042	99.5 min	99.9
API Gravity, 60°F	D70		7.0
Density, 60°F, Lbs/Gallon	D70		8.51

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Special order
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	06-01-2004

PRODUCT SPECIFICATIONS
PRODUCT:	BUILT-UP ROOFING ASPHALT
GRADE:	TYPE 1	PRODUCT CODE:	12735
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of rooting products, or used for mopping on roofs with low slopes (<2%).
MEETS SPECIFICATIONS:	ASTM D312

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Softening Point, °F	D36	T53	135-145	142
Flash Point, COC, °F	D92	T48	500 min	550
Penetration, 32°F, 200g, 60s	D5	T49	3 min	20
Penetration, 77°F, 100g, 5s	D5	T49	35-45	40
Penetration, 115°F, 50g,5s	D5	T49	90-180	135
Ductility 77°F, 5cm/min, cm	Di 13	T51	10 min	12
Solubility in TCE, wt. %	D2042	T44	99.0 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	03-01-2010

PRODUCT SPECIFICATIONS
PRODUCT:	BUILT-UP ROOFING ASPHALT
GRADE:	TYPE 1I	PRODUCT CODE:	12736
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products, or used for mopping on roofs with moderate slopes (2 to 8%).
MEETS SPECIFICATIONS:	ASTM D312

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Softening Point, °F	D36	T53	165-176	170
Flash Point, COC, °F	D92	T48	500 min	550
Penetration, 32°F, 200g, 60s	D5	T49	6 min	16
Penetration, 77°F, 100g, 5s	D5	T49	18-40	26
Penetration, 115°F, 50g,5s	D5	T49	100 max	90
Ductility 77°F, 5cm/min, cm	D113	T51	3 min	4
Solubility in ICE, wt. %	D2042	T44	99.0 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	03-01-2010

PRODUCT SPECIFICATIONS
PRODUCT:	740 SHINGLE ADHESIVE
GRADE:		PRODUCT CODE:	12740
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	SPECS.	TYPICAL ANALYSIS[1]

Softening Point, °F	D36	170-185	180
Flash Point, COC, °F	D92	525 min	580
Penetration, 77°F, 100g, 5s	D5	7-13	10
API Gravity, 60°F	D70		6.3
Density, 60°F, Lbs/Gallon	D70		8.55

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	6-01-2008

PRODUCT SPECIFICATIONS
PRODUCT:	SHINGLE ADHESIVE
GRADE:	TYPE Ill	PRODUCT CODE:	12742
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Softening Point, °F	D36	T53	185-191	188
Flash Point, COC, °F	D92	T48	525 min	540
Penetration, 32°F, 200g, 60s	D5	T49	12 min	13
Penetration, 77°F, 100g, 5s	D5	T49	20-30	2
Penetration, 115°F, 50g.5s	D5	T49	45-70	35
Solubility in TCE, wt. %	D2042	T44	99.5 min	99.9
API Gravity, 60°F	D70	T228		7.3
Density, 60°F, Lbs/Gallon	D70	T228		8.49

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	05-01-2010

PRODUCT SPECIFICATIONS
PRODUCT:	BUILT-UP ROOFING ASPHALT
GRADE:	TYPE Ill	PRODUCT CODE:	12745
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products, or used for mopping on roofs with severe slopes or in warmer climates.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Softening Point, °F	D36	T53	185-205	202
Flash Point, COC, °F	D92	T48	520 min	540
Penetration, 32°F, 200g, 60s	D5	T49	6 min	13
Penetration, 77°F, 100g, 5s	D5	T49	15-35	20
Penetration, 115°F, 50g.5s	D5	T49	90 max	35
Ductility 77°F, 5cm/min, cm	D113	T51	2.5 min	2.5
Solubility in TCE, wt. %	D2042	T44	99.0 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	10-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	BUILT-UP ROOFING ASPHALT
GRADE:	TYPE IV	PRODUCT CODE:	12746
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products, or used for mopping on roofs with steep slopes (up to 50%) or in hot climates.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Softening Point, °I;	D36	T53	210-225	218
Flash Point, COC, °F	D92	T48	500 min	550
Penetration, 32°F, 200g, 60s	D5	T49	6 min	10
Penetration, 77°F, 100g, 5s	D5	T49	12-21	16
Penetration, 115°F, 50g,5s	D5	T49	75 max	65
Ductility 77°F, 5cm/min, cm	Dl 13	T51	1.5 min	2
Solubility in TU., wt. %	D2042	T44	99.0 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	03-01-2010

PRODUCT SPECIFICATIONS
PRODUCT:	UNCATALYZED COATING
GRADE:		PRODUCT CODE:	12748
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Softening Point, °F	D36	T53	200-210	207
Flash Point, COC, °F	D92	T48	520 min	540
Penetration, 32°F, 200g, 60s	D5	T49	9 min	12
Penetration, 77°F, 100g, 5s	D5	T49	18 min	18
Penetration, 115°F, 50g,5s	D5	T49	30 min	34
Ductility, 115°F, 5cm/min,cun	D5	T49	45 max	4
Ductility 77°F, 5cm/min, cm	D113	T51	1.5 min	2.5
Solubility in TCE, wt. %	D2042	T44	99.5 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52
Ash, Wt.%	D2415		0.5 max	0.03
Volatiles, 325°F, 5hr,%	D6		1.0 max	0.04
Compatabiilty, mm	D1370		0.5 max	Pass
Oliensis spot test		T102	Negative	Neg.
Viscosity, 400°F, CPS	D4402		175-325	270
Stain Index	D2746			10

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	10-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	UNCATALYZED COATING
GRADE:		PRODUCT CODE:	12752
DESCRIPTION:	An uncatalyzed air blown asphalt coating used in the manufacture of roofing products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Softening Point, °F	D36	T53	200-220	214
Flash Point, COC, °F	D92	T48	525 min	540
Penetration, 32°F, 200g, 60s	D5	T49		12
Penetration, 77°F, 100g, 5s	D5	T49	16-21	17
Penetration, 115°F, 50g, 5s	D5	T49		32
Ductility, 115°F, 5cm/min, cm	D5	T49		4
Ductility 77°F, 5cm/min, cm	DI 13	T51		2
Solubility in TCE, wt. %	D2042	T44	99.5 min	99.9
API Gravity, 60°F	D70	T228		6.8
Density, 60°F, Lbs/Gallon	D70	T228		8.52
Viscosity, 400°F, CPS	D4402		200-400	290
Stain Index	D2746			10

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	3-01-2010

SPECIFICATIONS FOR CARBOB PREMIUM GASOLINE
Product Code B3    (1) (2) (3) (4)

Specification Points	ASTM Method (2)	CARB 3

Octane (R+M)/2	D-2699 D-2700	88.5
Reid Vapor Pressure psi max.	Grabner-CA Equation D-323	10.50
Sulfur, ppmw	D-2622-94 D-5453-93	32 (21 ppm err 12-31-11)
Benzene, Vol. % Max	D-5580-95	1.22
Aromatic HC, Vol. % Max	D-5580-00	38.7
Olefins, Vol. % Max	D-6550-00
MTBE, Wt% Max	D-4815-99	0.006
Oxygen, (Combined) Wt. %, Max (Total, from combined Oxygenates other Than MTBE or Ethanol)	D-4815-99	0.06
Distillation, deg. F.	D-86-99ae1
T50, Max		232
T90, Max		335
End Point, Max		437
Workmanship		Clear and Bright
Lead, Max. gm/gal.	D-3237	0.030
Phosphorus, Max gm/gal	D-3231	0.005

(1)	In addition to above KMEP specifications, product must meet latest revision of ASTM D4814.

(2)	This CARBOB certified for 3.3-3.7 wt% oxygen range with 10 vol% ethanol.

(3)	This product does not comply with the standards for California gasoline without the addition of ethanol.

(4)	Carbon Intensity of this product is 95.86 gCO2e/MJ.

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 76 - 22 NV	PRODUCT CODE:	13123
DESCRIPTION:	A vacuum steam refined polymer modified asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	Nevada DOT

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Original Asphalt:
Dynamic Shear, 76°C, G*/sin8, kPa		T315	1.30 min	2.1
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	1.8 -3.0	2.0
Flash Point, C.O.C., °C	D92	T48	230 min	300
Ductility, 4°C, 5cm/min, cm		Nev T746	20 min	24
Sieve Test		Nev T730	Pass	Pass
Polymer Content, % by mass			3.0 min	3.4
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	T228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 76°C, G*/sin8, kPa		T315	2.20 min	3.6
Ductility, 4°C, 5cm/min, cm		Nev T746	10 min	15
Mass Loss, %	D2872	T240	0.5 max	0.4
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 31°C, G.* sins, kPa		T315	5000 max	450
Creep Stiffness, -12°C, S, MPa	D6648	T313	300 max	53
in-Value, -12°C	D6648	T313	0.300 min	0.310
Direct Tension, -12°C, Failure Strain	D6723	T314	1.0 min	3.75

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 58 - 22	PRODUCT CODE:	13213
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in cooler temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Original Asphalt:
Dynamic Shear,58°C, G*/sin8, kPa	D7175	T315	1.00 min	1.38
Viscosity, Rotational, 135°C, Pas	D4402	1316	3 max	0.3
Flash Point, C.O.C., °C	D92	T48	230 min	225
Specific Gravity, 77/77°F	D70	T228		1.028
Specific Gravity, 60/60°F	D70	T228		1.034
API Gravity, 60°F	D70	T228		5.4
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 58°C, G*/sin8, kPa	D7175	T315	2.20 min	3.38
Mass Loss, %	D2872	T240	1.00 max	0.1
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 22°C, G*.sino, kPa	D7175	T315	5000 max	3502
Creep Stiffness, -12°C, S, MPa	D6648	T313	300 max	92
m-Value, -12°C	D6648	T313	0.300 min	0.380

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix and Flagstaff Terminals
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 58 - 28	PRODUCT CODE:	13215
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in cold temperature climates under normal load conditions. May be polymer modified.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Original Asphalt:
Dynamic Shear, 58°C, G*/sin6, kPa	D7175	T315	1.00 min	1.40
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	0.3
Flash Point, C.O.C., °C	D92	T48	230 min	255
Specific Gravity, 77/77°F	D70	T228		1.028
Specific Gravity, 60/60°F	D70	T228		1.034
API Gravity, 60°F	D70	T228		5.4
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 58°C, G*/sin6, kPa	D7I75	T315	2.20 min	3.04
Mass Loss, %	D2872	T240	1.00 max	0.1
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 19°C, G*.sin6, kPa	D7175	T315	5000 max	3772
Creep Stiffitess, -18°C, S, MPa	D6643	T313	300 max	197
m-Value, -18°C	D6648	T313	0.300 min	0.310

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Flagstaff Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III DOT PLACARD: Hot, 3257
DOT PLACARD:
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 64 - 10	PRODUCT CODE:	13221
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in moderate temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear, 64°C, G*/sin5, kPa	D7175	T315	1.00 min	1.1
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	3
Flash Point, C.O.C., °C	D92	T48	230 min	305
Solubility in ICE, wt. %	D2042	T44	99 min	99.96
Specific Gravity, 77/77°F	D70	T228		1.018
Specific Gravity, 60/60°F	D70	T228		1.024
API Gravity, 60°F	D70	T228		6.7
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 64°C, G*/sin8, kPa	D7175	T315	2.20 min	2.4
Mass Loss, %	D2872	T240	1.00 max	0.2
Ductility, 25°C, 5 cm/min, cm	D113	T51	75 min	100+
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 31°C, G*/sinS, kPa	D7175	T315	5000 max	2800
Creep Stiffness, 0°C, 5, MPa	D6648	T313	300 max	50
m-Value, 0°C	D6648	T313	0.300 min	0.51

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	11-15-2005

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 64 - 16	PRODUCT CODE:	13223
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in moderate temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS1

Original Asphalt:
Dynamic Shear, 64°C, G*/sinS, kPa	D7175	T315	1.00 min	1.1
Viscosity, Rotational, 135°C, PasT316	D4402		3 max	0.3
Flash Point, C.O.C,, °C	D92	T48	230 min	305
Solubility in TCE, wt. %	D2042	T44	99 min	99.96
Specific Gravity, 77177°F	D70	T228		1.018
Specific Gravity, 60160°F	D70	T228		1.024
API Gravity, 60°F	D70	T228		6.7
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 64°C, G*/sinb, kPa	D7175	T315	2.20 min	2.4
Mass Loss, %	D2872	T240	1.00 max	0,2
Ductility, 25°C, 5 cm/min, cm	D113	T51	75 min	100+
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 28°C, G*.sin8, kPa	D7175	7315	5000 max	4300
Creep Stiffness, -6°C, S, MPa	D6648	T313	300 max	200
m-Value, -6°C	D6648	T313	0.300 min.	0.350

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, 9, III
DOT PLACARD:	3257
RELEASED:	11-15-2005

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 64 - 22	PRODUCT CODE:	13225
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in moderate temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,64°C, Gs/sini5, kPa	D7175	T315	1.00 min	1.36
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	0.3
Flash Point, C.O.C., °C	D92	T48	230 min	255
Specific Gravity, 77/77°F	D70	T228		1.024
Specific Gravity, 60/60°F	D70	T228		1.030
API Gravity, 60°F	D70	T228		5.8
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 64°C, G*/sinS, kPa	D7175	T315	2.20 min	3.33
Mass Loss, %	D2872	T240	1.00 max	0.1
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 25°C, G*-sin5, kPa	D7175	T315	5000 max	4148
Creep Stiffness, -12°C, S, MPa	D6648	T313	300 max	185
rn-Value, -12°C	D6648	T313	0.300 min	0.320

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III.
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 64 - 28	PRODUCT CODE:	13227
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in moderate temperature climates under normal load conditions. May be polymer modified.
MEETS SPECIFICATIONS:	AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,64°C, G*/sinS, kPa	D7175	T315	1.00 min	1.14
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	0.3
Flash Point, C.O.C., °C	D92	T48	230 min	305
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	T228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 64°C, G*/sin5, kPa3.03	D7175	T315	2.20 min	3.03
Mass Loss, %	D2872	T240	1.00 max	0.2
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 22°C, G*.sin8, kPa	D7175	T315	5000 max	1930
Creep Stiffness, -18°C, 5, MPa	D6648	T313	300 max	200
m-Value, -18°C	D6648	T313	0.300 min	0.320

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 70 - 10	PRODUCT CODE:	13233
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]

Original Asphalt:
Dynamic Shear, 70°C, G*/sinS, kPa	D7175	T315	1.00 min	1.14
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	0.4
Flash Point, C.O.C., °C	D92	T48	230 min	315
Solubility in TCE, wt.%	D2042	T44	99 min	99.96
Specific Gravity, 77/77°F	D70	T228		1.025
Specific Gravity, 60/60°F	D70	T228		1.031
API Gravity, 60°F	D70	T228		5.7
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 70°C, G*/sinb, kPa	D7175	T315	2.20 min	2.76
Mass Loss, %	D2872	T240	1.00 max	0.2
Ductility, 25°C, 5 cm/min, cm	Dl 13	T51	75 min	100+
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 34°C, G*.sin3, kPa	D7175	T315	5000 max	4300
Creep Stiffness, 0°C, S, MPa	D6648	T313	300 max	113
m-Value, 0°C	D6648	7313	0.300 min	0.350

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9,111
DOT PLACARD:	Hot, 3257
RELEASED:	11-15-2005

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 70 - 16	PRODUCT CODE:	13235
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,70°C, G*/sin8, kPa	D7175	T315	1.00 min	1.00 min	1.10
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	3 max	0.4
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	257
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	T228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 70°C, G*/sinei, kPa	D7175	T315	2.20 min	2,20 min	3.02
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.1
Residue from P.A.V. Test @ 100°C;	D6521	R28
Dynamic Shear, 31°C, G*.sinS, kPa	D7175	T315	5000 max
Creep Stiffness, -6°C, S, MPa	D6648	T313	300 max
m-Value, -6°C	D6648	T313	0.300 min
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 31°C, G4` sins, kPa	D7175	T315		5000 max	4894
Creep Stiffness, -6°C, S, MPa	D6648	T313		300 max	260
m-Value, -6°C	D6648	T313		0.300 min	0.303

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 70 - 22	PRODUCT CODE:	13237
DESCRIPTION:	A modified vacuum steam refined asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,70°C, G*isinS, kPa	D7175	T315	1.00 min	1.00 min	1.2
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	3 max	0,8
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	304
Specific Gravity, 77/77°F	D70	T228			1.005
Specific Gravity, 60/60°F	D70	T228			1.011
API Gravity, 60°F	D70	T228			8.5
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 70°C, G*/sinS, kPa	D7175	T315	2.20 min	2.20 min	3.2
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.5
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 28°C, G*-sin8, kPa	D7175	T315	5000 max		924
Creep Stiffness, -12°C, 5, MPa	D6648	T313	300 max		43
m-Value, -12°C	D6648	T313	0.300 min		0.368
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 28°C, G* sins, kPa	D7175	T315		5000 max	1120
Creep Stiffness, -12°C, S, MPa	D6648	T313		300 max	100
m-Value, -12°C	D6648	T313		0.300 min	0.309

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Special Order Only
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 70 - 28	PRODUCT CODE:	13239
DESCRIPTION:	A modified vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,70°C, G*/sinS, kPa	D7175	1315	1.00 min	1.00 min	1.2
Viscosity, Rotational, 135°C, Pa.s	D4402	T316	3 max	3 max	0.8
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	304
Specific Gravity, 77/77°F	D70	T228			1.005
Specific Gravity, 60/60°F	D70	T228			1.011
API Gravity, 60°F	D70	T228			8.5
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 70°C, G*/sino, kPa	P246	T315	2.20 min	2.20 min	3.2
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.5
Residue from P,A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 25°C, G*-sino, kPa	D7175	T315	5000 max		1145
Creep Stiffness, -18°C, S, MPa	D6648	T313	300 max		105
m-Value, -18°C	D6648	T313	0.300 min		0.305
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 25°C, G* sins, kPa	D7175	1315		5000 max
Creep Stiffness, -1.8°C, S, MPa	D6648	T313		300 max
in-Value, -18°C	D6648	T313		0.300 min

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Special Order Only
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 76 - 10	PRODUCT CODE:	13245
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,76°C, G*/sin8, kPa	D7175	T315	1.00 min	1.00 min	1.26
Viscosity, Rotational, 135°C, Pa•s	D4402	T316	3 max	3 max	0.45
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	265
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	T228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 76°C, G*/sinS, kPa	D7175	T315	2.20 min	2.20 min	2.35
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.1
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 37°C, G*.sin8, kPa	D7175	T315	5000 max
Creep Stiffness, 0°C, S, MPa	D6648	T313	300 max
m-Value, 0°C	D6648	T313	0.300 min
Residue from P.A.V. Test g 110°C:	D6521	R28
Dynamic Shear, 37°C, G* sins, kPa	D7175	T315	5000 max	1014
Creep Stiffness, 0°C, S, MPa	D6648	T313	300 max	43
m-Value, 0°C	D6648	T313	0.300 min	0.372

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 76 - 16	PRODUCT CODE:	13247
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,76°C, G*/sin6, kPa	D7175	T315	1.00 min	1.00 min	1.20
Viscosity, Rotational, 135°C, .Pa•s	D4402	T316	3 max	3 max	0.6
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	315
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	T228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 76°C, G*/sinS, kPa	D7175	T315	2.20 min	2.20 min	2.33
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.2
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 34°C, G*•sins, kPa	D7175	T315	5000 max
Creep Stiffness, -6°C, S, MPa	D6648	T313	300 max
m-Value, -6°C	D6648	T313	0.300 min
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 34°C, G* sins, kPa	D7175	T315		5000 max	1434
Creep Stiffness, -6°C, S, MPa	D6648	T313		300 max	89
m-Value, -6°C	D6648	T313		0.300 min	0.340

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 76 - 22	PRODUCT CODE:	13249
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	ASTM D6373 AASHTO M320 Arizona DOT

TESTS	ASTM METHOD	AASHTO METHOD	CALIF SPECS.	ARIZ SPECS	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,76°C, G*/sinS, kPa	D7175	T315	1.00 min	1.00 min	1.27
Viscosity, Rotational, 135°C, Pa's	D4402	T316	3 max	3 max	1.5
Flash Point, C.O.C., °C	D92	T48	230 min	230 min	315
Specific Gravity, 77/77°F	D70	T228
Specific Gravity, 60/60°F	D70	7228
API Gravity, 60°F	D70	T228
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 76°C, G*/sinS, kPa	D7175	T315	2.20 min	2.20 min	2.60
Mass Loss, %	D2872	T240	1.00 max	1.00 max	0.2
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 31°C, G*.sinEi, kPa	D7175	T315	5000 max		840
Creep Stiffness, -12°C, S, MPa	D6648	T313	300 max		155
m-Value, 0°C	D6648	T313	0.300 min		0.346
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 31°C, G* sins, kPa	D7175	T315		5000 max	1562
Creep Stiffness, -12°C, S, MPa	D6648	T313		300 max	153
m-Value, -12°C	D6648	T313		0.300 min	0.341

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	AC-30 (Nevada)	PRODUCT CODE:	13419
DESCRIPTION:	A vacuum steam refined straight run asphalt for use in hot mixes in moderate temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	ASTM D3381, Table 2 AASHTO M226, Table 2 Nevada DOT

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Abs. Viscosity, 140°F, Poise	D2171	Nev, T738	2400-3600	2681
Kin. Viscosity, 275°F, cSt	D2170	T201	350 min	424
Penetration, 77°F, 100g, 5s	D5	T49	50 min	53
Flash Point, C.O.C., °F	D92	T48	450 min	605
Sieve		Nev. T730	Pass	Pass
Solubility in TCE, wt. %	D2042	T44	99.0 min	99.9
Specific Gravity, 77/77 °F	D70	T228		1.0226
Specific Gravity, 60/60 °F	D70	T228		1.0286
API Gravity, 60°F	D70	T228		6.1
Density, 60°F, Lbs/Gallon	D70	T228		8.57
Residue from R.T.F.O. Test:	D2872	T240
Abs, Viscosity, 140°F, Poise	D2171	T202	12000 max	7350
Loss on Heating, wt.%	D2872	T240	0.5 max	0.2

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	11-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 64 - 28 TR	PRODUCT CODE:	13701
DESCRIPTION:	A vacuum steam refined straight run asphalt modified with ground tire rubber and polymer for use in hot mixes in moderate temperature climates under normal load conditions.
MEETS SPECIFICATIONS:	Caltrans

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,64°C, G*/sin8, kPa	D7175	T315	1.00 min	1.2
Viscosity, Rotational, 135°C, Pas	D4402	T316	3 max	0.6
Flash Point, C.O.C., °C	D92	T48	230 min	290
Ground Tire Rubber, %			10 min	18
Solubility in Trichloroethylene, %	D2042	T44	97.5 min	98.0
Specific Gravity, 77/77°F	D70	T228		1.024
Specific Gravity, 60/60°F	D70	T228		1.030
API Gravity, 60°F	D70	T228		5.9
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 64°C, Gs/sine., kPa	D7175	T315	2.20 min	2.7
Phase Angle, 64°C, degrees	D7175	T315	80 max	71
Elastic Recovery, 25°C. %	D6084		75 ruin	80
Mass Loss, %	D2872	T240	1.00 max	0.2
Residue from P.A.V. Test @ 100°C:	D6521	R28
Dynamic Shear, 22°C, G*.sin8, kPa	D7175	T315	5000 max	1827
Creep Stiffness, -18°C, S, MPa	D6648	T313	300 max	128
m-Value, -18°C	D6648	T313	0.300 min	0.322

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available, Phoenix Terminal
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	PG 76 - 22TR	PRODUCT CODE:	13713
DESCRIPTION:	A tire rubber/SBS polymer modified asphalt cement for use in hot mixes in hot temperature climates or under heavier load conditions.
MEETS SPECIFICATIONS:	Caltrans

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Dynamic Shear,76°C, G*isino, kPa	D7175	T315	1.00 min	2.3
Viscosity, Rotational, 135°C, Pa.s	D4402	T316	3 max	1.5
Flash Point, C.O.C., °C	D92	T48	230 min	300
Ground Tire Rubber, %			10 min	18
Solubility in Trichloroethylene, %	D2042	T44	97.5 min	98
Specific Gravity, 77/77°F	D70	T228		1.030
Specific Gravity, 60/60°F	D70	T228		1.036
API Gravity, 60°F	D70	T228		5.0
Residue from R.T.F.O. Oven Test:	D2872	T240
Dynamic Shear, 76°C, G*/sine, kPa	D7175	T315	2.20 min	3.3
Phase Angle, 76°C, degrees	D7175	T315	80 max	65
Elastic Recovery, 25°C, %	D6084		65 min	85
Mass Loss, %	D2872	T240	1.00 max	0.2
Residue from P.A.V. Test @ 110°C:	D6521	R28
Dynamic Shear, 31°C, G* sine, kPa	D7175	T315	5000 max	1760
Creep Stiffness, -12°C, S, MPa	D6648	T313	300 max	170
m-Value, -12°C	D6648	T313	0.300 min	0.318

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily Available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	MAC-I OTR	PRODUCT CODE:	13721
DESCRIPTION:	A tire rubber modified asphalt cement for use in hot mixes to resist rutting and cracking. The product is smooth and homogeneous, and it mixes like a conventional asphalt.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Minimum Recycled Tire Rubber,%			10.0 MIN	11
Abs. Viscosity, 140°F, Poise	D2171	T202	5000 min	5200
Kin. Viscosity, 275°F, cSt	D2170	T201	1000 max	700
Penetration, 77°F, 100g, 5s	D5	T49	40-60	46
Penetration, 4°C, 200g, 60s	D5	T49	20 min	22
Softening Point, °F	D36	T53	127 min	129
Flash Point, C.O.C., °F	D92	T48	450 min	590
Solubility in TCE, wt. %	D2042	T44	97.5 min	98.6
Specific Gravity, 77/77 °F	D70	T228		1.032
Specific Gravity, 60/60 °F	D70	T228		1.038
API Gravity, 60°F	D70	T228		4.8
Density, 60°F, Lbs/Gallon	D70	T228		8.65
Residue from R.T.F.O. Test:	D2872	T240
Abs. Viscosity, 140°F, Poise	D2171	T202	20000 min	22500
Aging Index, 140°F	D2171	T202		4.3
Kin. Viscosity, 275°F, cSt	D2170	T201	1500 max	1240
Penetration, 77°F, 100g, 5s	D5	T49	20-40	28
% of Original Penetration	D5	T49	50 min	60
Penetration, 4°C, 200g, 60s	D5	T49	14 min	16
Loss on Heating, wt.%	D2872	T240		0.6

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	ASPHALT CEMENT
GRADE:	MAC-15TR	PRODUCT CODE:	13723
DESCRIPTION:	A tire rubber modified asphalt cement for use in hot mixes to resist rutting and cracking. The product is smooth and homogeneous, and it mixes like a conventional asphalt.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Original Asphalt:
Minimum Recycled Tire Rubber,%			15.0 MIN	15.5
Abs. Viscosity, 140°F, Poise	D2171	T202	5000 min	5200
Kin. Viscosity, 275°F, cSt	D2170	T201	1200 max	900
Penetration, 77°F, 100g, 5s	D5	T49	40-60	46
Penetration, 4°C, 200g, 60s	D5	T49	15 min	19
Softening Point, °F	D36	T53	127 min	129
Flash Point, C.O.C., °F	D92	T48	450 min	590
Solubility in TCE, wt. %	D2042	T44	97.5 min	98.6
Specific Gravity, 77/77 °F	D70	T228		1.032
Specific Gravity, 60/60 °F	D70	T228		1.038
API Gravity, 60°F	D70	T228		4.8
Density, 60°F, Lbs/Gallon	D70	T228		8.65
Residue from R.T.F.O. Test:	D2872	T240
Abs. Viscosity, 140°F, Poise	D2171	T202	20000 min	22500
Aging Index, 140°F	D2171	T202		4.3
Kin. Viscosity, 275°F, cSt	D2170	T201	2000 max	1540
Penetration, 77°F, 100g, 5s	D5	T49	20-40	28
% of Original Penetration	D5	T49	50 min	60
Penetration, 4°C, 200g, 60s	D5	T49	10 min	14
Loss on Heating, wt.%	D2872	T240		0.6

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2012

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSION BASE STOCK
GRADE:	50/50	PRODUCT CODE:	13802
DESCRIPTION:	A steam refined asphalt for use in hard base asphalt emulsions.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Penetration, 77°F, 100g, 5s	D5	T49	50-60	55
Abs. Viscosity, 140°F, Poise	D2171	T202		1975
Flash Point, C.O.C., °F	D92	T48	500 min	580
API Gravity, 60°F	D70	T228		6.0
Density, 60°F, lbs/gallon	D70	T228		8.57

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	05-15-2008

PRODUCT SPECIFICATIONS
PRODUCT:	HARD EMULSION BASE STOCK
GRADE:	25/40	PRODUCT CODE:	13803
DESCRIPTION:	A steam refined asphalt for use in specialty hard base asphalt emulsions.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Penetration, 77°F, 100g, 5s	D5	T49	25-40	30
Abs. Viscosity, 140°F, Poise	D2171	T202		5500
Flash Point, C.O.C., °F	D92	T48	500 min	590
API Gravity, 60°F	D70	T228		5.9
Density, 60°F, lbs/gallon	D70	T228		8.58

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	10-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSION BASE STOCK
GRADE:	120/150	PRODUCT CODE:	13804
DESCRIPTION:	A vacuum distilled, steam stripped bituminous residue normally used for blending emulsion base stock and other asphalt products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Penetration, 77°F, 100g, 5s	D5	T49	120-150	135
Abs. Viscosity, 140°F, Poise	D2171	T202		650
Flash Point, C.O.C., °F	D92	T48	500 min	580
API Gravity, 60°F	D70	T228		7.4
Density, 60°F, lbs/gallon	D70	T228		8.48

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	10-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSION BASE STOCK
GRADE:	75/80	PRODUCT CODE:	13805
DESCRIPTION:	A vacuum distilled, steam stripped bituminous residue normally used for blending emulsion base stock and other asphalt products.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Penetration, 77°F, 100g, 5s	D5	T49	75-80	77
Abs. Viscosity, 140°F, Poise	D2171	T202		1410
Flash Point, C.O.C., °F	D92	T48	500 min	580
API Gravity, 60°F	D70	T228		6.4
Density, 60°F, lbs/gallon	D70	T228		8.55

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	10-01-2007

PRODUCT SPECIFICATIONS
PRODUCT:	VACUUM TOWER BOTTOMS
GRADE:	VTB FOR FUEL OIL	PRODUCT CODE:	13814
DESCRIPTION:	A vacuum steam refined straight run residual.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Abs. Viscosity, 140°F, Poise	D2171	T202	1000 min	1725
Kin. Viscosity, 275°F, cSt	D2171	T201		308
Penetration, 77°F, 100g, 5s	D5	T49		54
Flash Point, C.O.C., °F	D92	T48	525 min	600
Solubility in TCE, wt. %	D2042	T44	99.0 min	99.9
Specific Gravity, 77/77 °F	D70	T228		1.018
Specific Gravity, 60/60 °F	D70	T228		1.024
API Gravity, 60°F	D70	T228		6.7
Density, 60°F, Lbs/Gallon	D70	T228		8.53

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	UN3257, Elevated temperature liquid, n.o.s., 9, III
DOT PLACARD:	Hot, 3257
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	ss-1h	PRODUCT CODE:	13502
DESCRIPTION:	A highly stabilized anionic mixing type emulsion manufactured from hard base asphalt, suitable for use in soil stabilization, seal coating, and dust palliation.
MEETS SPECIFICATIONS:	ASTM D977 AASHTO M140

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	20-100	26
Storage Stability, 24 H, %	D244	T59	1 max	0.0
pH	E70	T200		10.8
Cement Mixing Test, %	D244	T59	2.0 max	1.0
Sieve Test, %	D244	T59	0.1 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.50
Residue by distillation, %	D244	T59	57 min	61.5
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-90	51
Abs. Viscosity, 140°F, Poise	D2171	T202		2150
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	Asphalt, Non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	CSS-1h	PRODUCT CODE:	13506
DESCRIPTION:	A cationic slow setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	ASTM D3297 AASHTO M208

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	20-100	26
Storage Stability, 24 H, %	D244	T59	1 max	0.1
pH	E70	T200		3.2
Particle Charge Test	D244	E70	Positive	Pos.
Sieve Test, %	D244	T59	0.1 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.5
Residue by distillation, %	D244	T59	57 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-90	51
Abs. Viscosity, 140°F, Poise	D2171	T202		2150
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Elk Grove Asphalt Terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	CQS-1h	PRODUCT CODE:	13518
DESCRIPTION:	A cationic quick setting emulsion manufactured from hard base asphalt for use in making slurry seals.
MEETS SPECIFICATIONS:	ASTM D2396, Section 203-5.2 of “Greenbook”

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	20-90	22
Storage Stability, 24 H, %	D244	T59	1 max	0.0
pH	E70	T200	6.7 max	3.2
Particle Charge Test	D244	E70	Positive	Pos.
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.5
Residue by distillation, %	D244	T59	60 min	62
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	45-80	51
Abs. Viscosity, 140°F, Poise	D2171	T202		2150
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	CRS-2	PRODUCT CODE:	13521
DESCRIPTION:	A cationic rapid setting emulsion manufactured from soft base asphalt.
MEETS SPECIFICATIONS:	ASTM D2397 AASHTO M208

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	100-400	125
Storage Stability, 24 H, %	D244	T59	1 max	0.0
pH	E70	T200	6.7 max	4.5
Particle Charge Test	D244	E70	positive	pos.
Classification Test	D244	T59	passes	passes
Demulsibility, 35 ml CaCl2, %	D244	T59	60 min	62
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.40
Oil distillate, vol. %	D244	T59	3 max	0
Residue by distillation, %	D244	T59	65 min	70
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	100-250	110
Abs. Viscosity, 140°F, Poise	D2171	T202		830
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Special order only
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	CRS-2h	PRODUCT CODE:	13522
DESCRIPTION:	A cationic rapid setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	ASTM D2397 AASHTO M208

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	100-400	175
Storage Stability, 24 H, %	D244	T59	1 max	0.01
pH	E70	T200	6.7 max	3.3
Particle Charge Test	D244	E70	positive	pos.
Classification Test	D244	T59	passes	passes
Demulsibility, 35 ml CaCl2, %	D244	T59	60 min	74
Sieve Test, %	D244	T59	0.1 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.47
Oil distillate, vol. %	D244	T59	3 max	0
Residue by evaporation, %	D244	T59	65 min	70
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40°-90	82
Abs. Viscosity, 140°F, Poise	D2171	T202		1150
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.
260 minimum penetration for Nevada.

AVAILABILITY:	Readily available, Elk Grove terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	PMCRS-2h	PRODUCT CODE:	13602
DESCRIPTION:	A polymer modified cationic rapid setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	State of California

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	75-300	134
Storage Stability, 24 H, %	D244	T59	1 max	0.01
pH	E70	T200	6.7 max	3.3
Particle Charge Test	D244	E70	positive	pos.
Classification Test	D244	T59	passes	passes
Demulsibility, 35 ml CaCl2, %	D244	T59	40 min	76
Sieve Test, %	D244	T59	0.3 max	0.07
Density, 60°F, lbs/gallon	D244	T59		8.40
Ash content, %	D3723		0.2 max	0.1
Residue by evaporation, %	D244	T59	65 min	70
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-90	51
Abs. Viscosity, 140°F, Poise	D2171	T202		2450
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Torsional recovery, %	Cal332		18 min	19
1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Elk Grove terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	LMCRS-2h	PRODUCT CODE:	13601
DESCRIPTION:	A latex modified cationic rapid setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	State of Nevada

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	75-400	134
Storage Stability, 24 H, %	D244	T59	1 max	0.01
pH	E70	T200	6.7 max	3.3
Particle Charge Test	D244	E70	positive	pos.
Classification Test	D244	T59	passes	passes
Demulsibility, 35 ml CaCl2, %	D244	T59	40 min	76
Sieve Test, %	D244	T59	0.3 max	0.07
Density, 60°F, lbs/gallon	D244	T59		8.40
Residue by evaporation, %	D244	T59	65 min	70
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-90	51
Abs. Viscosity, 140°F, Poise	D2171	T202		2450
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Torsional recovery, %	Nev	T757	18 min	19

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Elk Grove terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	LMCQS-1h	PRODUCT CODE:	13615
DESCRIPTION:	A latex modified anionic quick setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	15-300	34
Storage Stability, 24 H, %	D244	T59	1 max	0.03
pH	E70	T200	6.7 max	3.3
Particle Charge Test	D244	E70	positive	pos.
Sieve Test, %	D244	T59	0.1 max	0.07
Density, 60°F, lbs/gallon	D244	T59		8.39
Residue by evaporation, %	D244	T59	57 min	62
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-75	46
Penetration, 4°C, dmm	D5	T49	15 min	17
Abs. Viscosity, 140°F, Poise	D2171	T202		2450
Ductility, 77°F, 5 cm/min, cm	D113	T51	100 min	150+
Elastic recovery, %		T301	55 min	60
Softening point, °F	D36	T53	130 min	153
Polymer couteut, wt %			3.5 min	3.5
Toughness, inch-pounds	D5801		150 min	187
Tenacity, inch-pounds	D5801		110 min	126

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	RTE	PRODUCT CODE:	13616
DESCRIPTION:	A cationic quick setting polymer modified emulsion manufactured from hard base asphalt for use in micro-surfacing.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	15-90	18
Storage Stability, 24 H, %	D244	T59	1 max	0.3
pH	E70	T200	6.7 max	3.2
Particle Charge Test	D244	E70	Positive	Pos.
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.80
Residue by distillation, %	D244	T59	60 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-75	43
Abs. Viscosity, 140°F, Poise	D2171	T202		4326
Ductility, 77°F, 5 cm/min, cm	D113	T51	60 min	100+
Viscosity, 275°F cst	D2170	T201	650 min	764
RTFO Viscosity, 275°F cst	D2170	T201		1604
Viscosity ratio, 275°F	D2170	T201	2.5 max	2.1
Softening point, °F	D36	T53	140 min	153
RTFO Softening point, °F	D36	T53	140 min	147

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	RTE, High Elevation	PRODUCT CODE:	13617
DESCRIPTION:	A cationic quick setting polymer modified emulsion manufactured from hard base asphalt for use in micro-surfacing.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	15-100	18
Storage Stability, 24 H, %	D244	T59	1 max	0.3
pH	E70	T200	6.7 max	3.2
Particle Charge Test	D244	E70	Positive	Pos.
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.80
Residue by distillation, %	D244	T59	60 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-75	43
Penetration, 39.2°F, 200g, 60s	D5	T49	12 Min	20
Abs. Viscosity, 140°F, Poise	D2171	T202
Kinematic Viscosity, 275°F, cSt	D2170	T201	650 min	12364
RTFO Viscosity, 275°F cSt	D2170	T201
Viscosity ratio, 275°F	D2170	T201	2.5 max	2.1
Elastic Recovery %	D6084	T301	30 Min	50
Softening point, °F	D36	T53	140 min	153
RTFO Softening point, °F	D36	T53	140 min	147

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	07-01-2004

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	CRS-2P	PRODUCT CODE:	13618
DESCRIPTION:	A polymer modified cationic rapid setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	State of Arizona

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	100-400	153
Storage Stability, 24 H, %	D244	T59	1 max	0.03
pH	E70	T200	6.7 max	3.3
Particle Charge Test	D244	E70	positive	pos.
Classification Test	D244	T59	passes	passes
Demulsibility, 35 ml CaCl2, %	D244	T59	40 min	56
Sieve Test, %	D244	T59	0.3 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.04
Residue by evaporation, %	D244	T59	65 min	71
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-100	43
Abs. Viscosity, 140°F, Poise	D2171	T202		2450
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Elastic Recovery %		T301	58 Min	76
Solubility in TCE, %	D2042	T44	97.5 min	98
Toughness, inch-pounds	D5801		150 min	196
Tenacity, inch-pounds	D5801		110 min	135
Polymer content, wt. %			2.5 min	3
RTFO viscosity ratio	D2171	T202	2.5 max	2.2

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	PMQS-1h	PRODUCT CODE:	13619
DESCRIPTION:	An anionic quick setting polymer modified emulsion manufactured from hard base asphalt for use in making slurry seals.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	18-50	19
Storage Stability, 24 H, %	D244	T59	1 max	0.0
pH	E70	T200		11.2
Particle Charge Test	D244	E70	negative	neg.
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		9.30
Residue by distillation, %	D244	T59	57 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	35-75	46
Penetration, 4°C, 200g, 60s	D5	T49	15 min	15
Abs. Viscosity, 140°F, Poise	D2171	T202	3000 max	2546
Ductility, 77°F, 5 cm/min, cm	D113	T51	100 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8
Softening point, °F	D36	T53	125 min	136
Toughness, inch-pounds	D5801		150 min	235
Tenacity, inch-pounds	D5801		110 min	157
RTFO viscosity, 140°F, poise	D2171	T202	8000 max	6874

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	PMCQS-1h	PRODUCT CODE:	13622
DESCRIPTION:	A cationic quick setting polymer modified emulsion manufactured from hard base asphalt for use in making slurry seals.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 77°F, SFS	D244	T59	18-50	19
Storage Stability, 24 H, %	D244	T59	1 max	0.0
pH	E70	T200	6.7 max	3.2
Particle Charge Test	D244	E70	Positive	Pos.
Sieve Test, %	D244	T59	0.10 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.91
Residue by distillation, %	D244	T59	57 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	35-75	46
Penetration, 4°C, 200g, 60s	D5	T49	15 min	15
Abs. Viscosity, 140°F, Poise	D2171	T202	3000 max	2546
Ductility, 77°F, 5 cm/min, cm	D113	T51	100 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8
Softening point, °F	D36	T53	125 min	136
Toughness, inch-pounds	D5801		150 min	235
Tenacity, inch-pounds	D5801		110 min	157
RTFO viscosity, 140°F, poise	D2171	T202	8000 max	6874

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	LMQS-1h	PRODUCT CODE:	13623
DESCRIPTION:	A latex modified quick setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	Paramount Petroleum

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	15-300	21
Storage Stability, 24 H, %	D244	T59	1 max	0.03
pH	E70	T200		11.2
Particle Charge Test	D244	E70	negative	neg.
Sieve Test, %	D244	T59	0.1 max	0.01
Density, 60°F, lbs/gallon	D244	T59		7.91
Residue by evaporation, %	D244	T59	57 min	61
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-75	46
Penetration, 4°C, dmm	D5	T49	15 min	17
Abs. Viscosity, 140°F, Poise	D2171	T202		2450
Ductility, 77°F, 5 cm/min, cm	D113	T51	100 min	150+
Elastic recovery, %		T301	55 min	60
Softening point, °F	D36	T53	130 min	153
Polymer content, wt %			3.5 min	3.5
Toughness, inch-pounds	D5801		150 min	187
Tenacity, inch-pounds	D5801		110 min	126

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Readily available, Phoenix terminal
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	LMRS-2h	PRODUCT CODE:	13624
DESCRIPTION:	A latex modified anionic rapid setting emulsion manufactured from hard base asphalt.
MEETS SPECIFICATIONS:	State of California, Dept. of Transportation

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	75-300	110
Storage Stability, 24 H, %	D244	T59	1 max	0.00
Settlement, 5 days, %	D244	T59	5 max	0.5
Ash Content, wt. %	D3723		0.2 max	0.1
Demulsibility, 35 ml CaCl2, %	D244	T59	60 min	62
Sieve Test, %	D244	T59	0.3 max	0.05
Density, 60°F, lbs/gallon	D244	T59		8.40
Residue by distillation, %	D244	T59	65 min	70
Tests on residue from distillation:
Penetration, 77°F, 100g, 5s	D5	T49	40-90	54
Abs. Viscosity, 140°F, Poise	D2171	T202		2300
Ductility, 77°F, 5 cm/min, cm	D113	T51	40 min	150+
Solubility in TCE, wt. %	D2042	T44	97.5 min	99.8
Torsional recovery, %			18 min	23

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Special order only
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	02-01-2003

PRODUCT SPECIFICATIONS
PRODUCT:	EMULSIFIED ASPHALT
GRADE:	LTR-SS	PRODUCT CODE:	13640
DESCRIPTION:	Emulsified Liquid Tire Rubber Modified Surface Sealer
MEETS SPECIFICATIONS:	Wright Asphalt

TESTS	ASTM METHOD	AASHTO METHOD	SPECS.	TYPICAL ANALYSIS[1]
Viscosity, Saybolt, 122°F, SFS	D244	T59	50-150	100
Sieve Test, %	D244	T59	0.1 max	0.01
Density, 60°F, lbs/gallon	D244	T59		8.354
Residue by Evaporation	D244	T59	53 min	55
Exposure, Q.U.V., hours			450 min	600+
Tests on residue from distillation:
Ground Whole Tire Rubber, %	Certificate of Compliance
Softening Point, °F	D36	T53	140 min	145
Penetration, 25°F, 100g, 5s	D5	T49	20-60	23
Ductility, 25°F, 5 cm/min, cm	D113	T51	20 min	50+
Solubility %	D2042	T44	97.5 min	98.5

1Values shown as typicals may, at times, be superseded by results which are current at a particular time.

AVAILABILITY:	Upon request
DOT SHIPPING NAME:	Asphalt, non-hazardous
DOT PLACARD:	None required
RELEASED:	05-23-2003

Schedule A-29

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule B
Pricing Benchmarks
Table 1: Baseline Volume

Group		Step-In Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Step-Out Price
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

ASPHALT	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus the $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***)/barrel

Trading Day: Any Business Day for which the relevant price is published.

Changes to Baseline Crude Volume: In the event the Baseline Volume for the Crude Oil Product Group changes, the Base Price for such build or draw for the applicable month shall be the arithmetic average of the Trading Days in the applicable calendar month of the closing settlement prices on the New York Mercantile Exchange for the first nearby Light Crude Oil Futures Contract Plus $(***)/bbl.

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Table 2: Volume in excess of Baseline Volume

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
GASOLINE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the closing settlement price on the New York Mercantile for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract and
(y) minus $(***) / gallon, and
(ii) (***) gallons / barrel

JET	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Jet 54-Pipeline quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the means of the daily quotations appearing in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Jet 54 quotation and
(y) $(***) / gallon, and
(ii) (***) gallons / barrel

CATFEED	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
Reference Price
The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $(***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $(***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $(***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $(***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation
*Common pricing does not apply

The sum of
(i) (***) * Nymex RBOB * (***),
(ii) (***) * USGC ULSD * (***), and
(iii) minus $(***) / barrel.

Where “Nymex RBOB” is: the closing settlement price on the New York Mercantile Exchange for the first nearby New York Harbor Reformulated Gasoline Blendstock for Oxygen Blending contract.

Where “USGC ULSD” is: the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation
*Common pricing does not apply

CRUDE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Base Price	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***) / barrel	Best estimate for the applicable Procurement Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***) / barrel	Base Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) plus $(***) / barrel

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
SLOP	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***) / barrel

DIESEL	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
Reference Price
The product of
(i) the sum of
(x) the arithmetic average of the high and low quotations appearing in ‘Platt's US Marketscan’ in the section ‘GULF COAST’ under the heading ‘Distillates and blendstocks’ for the Ultra low sulfur diesel-Pipeline quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

The product of
(i) the sum of
(x) the average of the mean of the high and low daily quotation published in "Platts US Marketscan" in the section "GULF COAST" under the heading "Houston" and subheading "Prompt Pipeline" for the Ultra low sulfur diesel quotation and
(y) $(***) / gallons, and
(ii) (***) gallons / barrel

ASPHALT	Averaging Mechanism	Arithmetic average of the Trading Days in the month of March 2013	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Group		Step-In Price	Daily Price	Short Crude FIFO Price / Short Product FIFO Price	Long Crude FIFO Price / Long Product FIFO Price	Step-Out Price
	Reference Price	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract	The closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract

PROPANE	Averaging Mechanism	Arithmetic average of the 4 Trading Days ending with and including the penultimate Trading Day of the month of the Termination Date (In the case of the initial term, May 24, 28, 29 & 30 of 2013)	The Trading Day preceding the relevant Invoice Date	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days in the applicable calendar month	Arithmetic average of the Trading Days on the relevant Applicable Step-Out Pricing Dates
	Reference Price	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***)/ barrel	The sum of (i) the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract and (ii) minus $(***)/ barrel

Trading Day: Any Business Day for which the relevant price is published.

Procurement Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Procurement Price will equal the sum of the closing settlement price on the New York Mercantile Exchange for the first nearby Light Crude Futures contract for the Trading Day preceding the relevant Invoice Date.

Base Price: The volume weighted average purchase price per barrel calculated under all Procurement Contracts under which such Crude Oil was acquired during such month.  The volume weighted average will be calculated as the net dollars paid or received on all Procurement Contracts, with Aron payments to third parties represented as a positive dollar amount and Aron receipts from third parties represented as a negative dollar amount, divided by the net volume on all Procurement Contracts, with Aron purchases represented as a positive volume and Aron sales represented as a negative volume.  If for such month Aron does not enter any Crude Oil Procurement Contracts, the Base Price will equal the Short Crude FIFO price as defined in Schedule B.

Applicable Step-Out Pricing Dates: In the event of a Termination Date of :

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

May 31, 2016, the Applicable Step-Out Pricing Dates shall be: May 26, 27, 31 of 2016
May 31, 2017, the Applicable Step-Out Pricing Dates shall be: May 26, 30, 31 of 2017
May 31, 2018, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2018
May 31, 2019, the Applicable Step-Out Pricing Dates shall be: May 29, 30, 31 of 2019

Schedule B-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE C

Monthly True-up Amounts

I. For purposes of determining the Monthly Crude Oil True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Crude Oil Value” (denoted as “R”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
R = F + I + K + M
Where:
“F” represents the FIFO Sales Value from the Prior Month, computed as the product of the FIFO Sales Price from Prior Month and FIFO Sales Volume from Prior Month
“I” represent the Sales for Current Month Value of such month,
“K” represents the Short Crude FIFO Value as of the end of such month, and
“M” represents Crude Purchase Fee as defined in Article 6.4
“FIFO Sales Price from Prior Month” (denoted as “F”) means the prior month price associated with the prior month Short Crude FIFO Position or Long Crude FIFO Position. If the prior month has a Short Crude FIFO Position then use that prior month’s Short Crude FIFO Price. If the prior month has a Long Crude FIFO Position then use that prior month’s Long Crude FIFO Price. “Monthly Crude Oil True-up Amount” (denoted as “Z”) means, for any month, the sum of the Gross Monthly Crude Oil Value for such month and the Aggregate Daily Supply Value for such month; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Sales for Current Month Volume” means, for any month, the sum of (A) Monthly Crude Procurement Purchase Volume, (B) Monthly Crude Procurement Sale Volume and (C) Additional Sales Volume for such month.
“Additional Sales Volume” means, for any month, the greater of the Adjusted Monthly Crude Sales Volume for such month and the Adjusted Target Crude Sales Volume for such month, less the sum of the (A) Monthly Crude Procurement Purchase Volume and (B) Monthly Crude Procurement Sale Volume.
“Monthly Crude Procurement Purchase Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron is invoiced by sellers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a negative number.
“Monthly Crude Procurement Sale Volume” means, for any month, the aggregate quantity of Barrels of Crude Oil for which Aron invoices purchasers (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month; such volume will be a positive number.

“Sales for Current Month Value” (denoted as “I”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
I = P + S + Q
Where:
“P” represents the Monthly Crude Procurement Purchase Value
“S” represents the Monthly Crude Procurement Sale Value
“Q” represents the Additional Sales Value
“Additional Sales Value” (denoted as “Q”) means, for any month, the product of Additional Sales Volume and Additional Sales Price.
“Monthly Crude Procurement Purchase Value” (denoted as “P”) means, for any month, the product of Monthly Crude Procurement Purchase Volume and Monthly Crude Procurement Purchase Price.
“Monthly Crude Procurement Sale Value” (denoted as “S”) means, for any month, the product of Monthly Crude Procurement Sale Volume and Monthly Crude Procurement Sale Price.
“Additional Sales Price” means, for any month, the price listed on Schedule B hereto as the applicable Long FIFO Price for the current month.
“Monthly Crude Procurement Purchase Price” means, for any month, the volume weighted average price of crude oil purchased by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.
“Monthly Crude Procurement Sale Price” means, for any month, the volume weighted average price of crude oil sold by Aron (whether Third Party Suppliers, the Company, or Affiliates of the Company) under Procurement Contracts with respect to Crude Oil quantities delivered during such month.

“Actual Month End Crude Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Crude Volume will be the Termination Date Crude Oil Volume]
“Actual Month Beginning Crude Volume” (denoted as “A”) means, for any month, the Actual Month End Crude Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Crude Volume will be the Commencement Date Crude Oil Volume]
“Monthly Crude Receipts” (denoted as “C”) means, for any month, means, for any month, the product of (A) -1 and (B) the sum of (1) Monthly Crude Procurement Purchase Volume and (2) Monthly Crude Procurement Sale Volume.
.
“Monthly Crude Sales Volume” (denoted as “D”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (A + C – B)
Where:
“A” represents the Actual Month Beginning Crude Volume for such month,
“C” represents the Monthly Crude Receipts for such month, and
“B” represents the Actual Month End Crude Volume for such month.
“Target Crude Sales Volume” (denoted as “E”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
T – A – C
Where:
“T” represents the Target Month End Crude Volume for such month,
“A” represents the Actual Month Beginning Crude Volume for such month, and
“C” represents Monthly Crude Receipts for such month.
“FIFO Sales Volume from Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)
Where:
“K” represents the Short Crude FIFO Position as of the end of the prior month, and
“L” represents the Long Crude FIFO Position as of the end of the prior month.
“Adjusted Monthly Crude Sales Volume” (denoted as “G”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
D – F
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Adjusted Target Crude Sales Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F
Where:
“E” represents the Target Crude Sales Volume for such month, and
“F” represents the FIFO Sales Volume from Prior Month.
“Short Crude FIFO Position” (denoted as “K”) means, as of the end of any month, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Short Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Short Crude FIFO Position.
“Short Crude FIFO Value” means, for any Short Crude FIFO Position and applicable month, the product of such Short Crude FIFO Position and the Short Crude FIFO Price for such month (which will be a negative number).
“Long Crude FIFO Position” (denoted as “L”) means, as of the end of any month, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Crude Sales Volume for such month, and
“E” represents the Target Crude Sales Volume for such month.
“Long Crude FIFO Price” means, for any month, the price listed in the matrix on Schedule B hereto as the price applicable to a Long Crude FIFO Position.
“Long Crude FIFO Value” means, for any Long Crude FIFO Position and applicable month, the product of such Long Crude FIFO Position and the Long Crude FIFO Price for such month.
“Aggregate Daily Supply Value” (denoted as “W”) means, for any month, the sum of the Daily Supply Values for all calendar days (or portions thereof) included in such month, times -1 (negative one).
II. For purposes of determining the Aggregate Monthly Product True-up Amount, the following terms shall have the meanings specified below:
“Gross Monthly Product Value” (denoted as “R”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
R = F + I + L
Where:
“F” represents Product FIFO Purchase Value for Prior Month computed as the product of the Product FIFO Purchase Price from Prior Month and Product FIFO Purchase Volume from Prior Month,
“I” represents the product of (i) the applicable price listed on Schedule B and (ii) the lesser of the Adjusted Monthly Product Purchase Volume for such month and Product Group and the Adjusted Target Product Purchase Volume for such month and Product Group, and
“L” represents Long Product FIFO Value as of the end of such month.
“Product FIFO Purchase Price from Prior Month” means, for any month, the price listed on Schedule B with respect to the prior month as the price applicable to Short or Long Product FIFO Positions. “Monthly Product True-up Amount” (denoted as “Z”) means, for any month and Product Group, the sum of Gross Monthly Product Value (“R”) for such month and Product Group and the Aggregate Daily Product Value (“W”) for such month and Product Group; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Aggregate Monthly Product True-up Amount” means for any month, the sum of the Monthly Product True-up Amount for such month and for all Product Groups; provided that if such amount is positive it shall represent an amount due to the Company and if such amount is negative, the absolute value thereof shall represent an amount due to Aron.
“Actual Month End Product Volume” (denoted as “B”) has the meaning specified in Section 9.2(a). [Note: On the Termination Date, the Actual Month End Product Volume will be the Termination Date Product Volume]
“Actual Month Beginning Product Volume” (denoted as “A”) means, for any month and Product Group, the Actual Month End Product Volume for the immediately preceding month. [Note: On the Commencement Date, the Actual Month Beginning Product Volume will be the Commencement Date Product Volume]
“Monthly Product Purchase Volume” (denoted as “D”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
B + C – A
Where:
“B” represents the Actual Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Target Product Purchase Volume” (denoted as “E”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
T + C – A
Where:
“T” represents the Target Month End Product Volume for such month and Product Group,
“C” represents the Aggregate Product Sales for such month and Product Group, and
“A” represents the Actual Month Beginning Product Volume for such month and Product Group.
“Product FIFO Purchase Volume for Prior Month” (denoted as “F”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
(-1) x (K + L)
Where:
“K” represents the Short Product FIFO Position as of the end of the prior month, and
“L” represents the Long Product FIFO Position as of the end of the prior month.
“Adjusted Monthly Product Purchase Volume” (denoted as “G”) means, for any month and Product Group, the result of the following formula (with each variable determined with respect to such month):
D – F
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Adjusted Target Product Purchase Volume” (denoted as “H”) means, for any month, the result of the following formula (with each variable determined with respect to such month):
E – F
Where:
“E” represents the Target Product Purchase Volume for such month and Product Group, and
“F” represents the Product FIFO Purchase Volume for Prior Month.
“Short Product FIFO Position” (denoted as “K”) means, as of the end of any month and for a particular Product Group, the lesser of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Short Product FIFO Value” means, for any Short Product FIFO Position and applicable month, the product of such Short Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Short Product FIFO Position.
“Long Product FIFO Position” (denoted as “L”) means, as of the end of any month and for a particular Product Group, the greater of (i) zero and (ii) the result of the following formula (with each variable determined with respect to such month):
D – E
Where:
“D” represents the Monthly Product Purchase Volume for such month and Product Group, and
“E” represents the Target Product Purchase Volume for such month and Product Group.
“Long Product FIFO Value” means, for any Long Product FIFO Position and applicable month, the product of such Long Product FIFO Position and the price listed on Schedule B hereto with respect to such month as the price applicable to a Long Product FIFO Position.
“Aggregate Product Sales” (denoted as “C”) means, for any month and Product Group, the aggregate sales volume of all of such Product sold under Included and Excluded Transactions pursuant to the Marketing and Sales Agreement.
“Aggregate Daily Product Value” (denoted as “W”) means, for any month and Product Group, the product of (i) – 1 (negative one ) and (ii) the sum of the Daily Product Values for such Product Group for all calendar days (or portions thereof) included in such month.

Schedule C-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule D

Operational Volume Range

Effective Operational Volume Ranges for January 2015

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt	(***)	(***)	(***)	(***)	15th of preceding month

Schedule D-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for February 2015

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt	(***)	(***)	(***)	(***)	15th of preceding month

Schedule D-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for March 2015

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt	(***)	(***)	(***)	(***)	15th of preceding month

Schedule D-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for April - May 2015

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt					15th of the month, three months prior
Apr	(***)	(***)	(***)	(***)
May	(***)	(***)	(***)	(***)

Schedule D-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for June - December 2015

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt					15th of the month, three months prior
Jun	(***)	(***)	(***)	(***)
Jul	(***)	(***)	(***)	(***)
Aug	(***)	(***)	(***)	(***)
Sep	(***)	(***)	(***)	(***)
Oct	(***)	(***)	(***)	(***)
Nov	(***)	(***)	(***)	(***)
Dec	(***)	(***)	(***)	(***)

Schedule D-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for January - April 2016

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline	(***)	(***)	(***)	(***)	15th of preceding month

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

Schedule D-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Effective Operational Volume Ranges for May 2016 Onwards

Product Group	Minimum (bbl)		Maximum (bbl)		Aron notification deadline for Target Month End Volume	Maximum Allowed Change in Month End Target
	Baseline Volume	Volume in excess of Baseline	Baseline Volume	Volume in excess of Baseline
Crude	(***)	(***)	(***)	(***)	15th of the month, three months prior

Gasoline (ex Jan & Feb)	(***)	(***)	(***)	(***)	15th of preceding month	(***) bbls increase or decrease
Jan	(***)	(***)	(***)	(***)
Feb	(***)	(***)	(***)	(***)

Jet	(***)	(***)	(***)	(***)	15th of preceding month

Diesel	(***)	(***)	(***)	(***)	15th of preceding month	(***) bbls increase or decrease

Catfeed	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) increase or decrease

Slop	(***)	(***)	(***)	(***)	15th of preceding month

Propane	(***)	(***)	(***)	(***)	15th of preceding month

Asphalt	(***)	(***)	(***)	(***)	15th of the month, three months prior	(***) bbls increase or decrease

* Forced builds/draws resulting from changes to minimum or maximum Volume in Ecess of Baseline do not impact discretionary builds/draws. Discretionary builds/draws are subject to maximum allowed change in month end targets and volumetric minimum and maximum.

Schedule D-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Example:
Month 1:
Baseline: (***) barrels
Volume in Excess Baseline (Min): (***) Barrels
Volume in Excess Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target: (***) Barrels ((***) barrels of Baseline + (***) barrels Volume in Excess of Baseline)

Month 2:
Baseline: (***) barrels
Volume in Excess of Baseline (Min): (***) Barrels
Volume in Excess of Baseline (Max): (***) Barrels
Restriction: +/- (***) barrels from prior month
Target can be (Baseline + Volume in Excess of Baseline): (***) Barrels to (***) Barrels

Schedule D-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

			Schedule E

Typical Product Pricing Group	Ownership	Location	Tank	Typcial Contents	Safe Fill Capacity	Report Name	GSV or NSV
Diesel	Alon or Alon affiliate (Shell lease)	Bakersfield	80005	CARB Diesel	80,762	PPC Daily	NSV
Diesel	Alon or Alon affiliate	Bakersfield	B80005	CARB Diesel	80,762	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate (Shell lease)	Bakersfield	80007	Sales (Gaso.)	80,957	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B80007	Sales (Gaso.)	80,957	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate (Shell lease)	Bakersfield	80006	PUL Sales	80,956	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B80006	PUL Sales	80,956	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate (Shell lease)	Bakersfield	80008	Sales (Gaso.)	80,851	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B80008	Sales (Gaso.)	80,851	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	67M01	Heavy Reformate	66,351	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B67M01	Heavy Reformate	66,351	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate (Shell lease)	Bakersfield	35003	Prem. Gaso.	37,651	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B35003	Prem. Gaso.	37,651	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	35004	Gaso. Blending	35,588	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B35004	Gaso. Blending	35,588	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	25003	Gaso. Blending	25,732	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B25003	Gaso. Blending	25,732	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	20M52	Natural gasoline	22,129	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B20M52	Natural gasoline	22,129	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	20M50	Lt. Reformate	20,902	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B20M50	Lt. Reformate	20,902	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate (Shell lease)	Bakersfield	20003	Alkylate / Iso-Octane	20,249	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B20003	Alkylate / Iso-Octane	20,249	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	20M04	CD Hydro Chg	20,211	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B20M04	CD Hydro Chg	20,211	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	20M53	Mixed Pentanes	20,065	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B20M53	Mixed Pentanes	20,065	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	5M51	Isobutane (sphere)	5,187	PPC Daily	NSV

Schedule E-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Gasoline	Alon or Alon affiliate	Bakersfield	B5M51	Isobutane (sphere)	5,187	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	5M50	Normal Butane (sphere)	5,104	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B5M50	Normal Butane (sphere)	5,104	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	3002	LSR -Gaso.	3,209	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B3002	LSR -Gaso.	3,209	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	3001	LSR -Gaso.	3,207	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Bakersfield	B3001	LSR -Gaso.	3,207	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Bakersfield	903	Slop Oil	20,562	PPC Daily	NSV
Slop	Alon or Alon affiliate	Bakersfield	B903	Slop Oil	20,562	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Bakersfield	20M07	Slop	20,293	PPC Daily	NSV
Slop	Alon or Alon affiliate	Bakersfield	B20M07	Slop	20,293	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Bakersfield	11006	Recon.	11,283	PPC Daily	NSV
Slop	Alon or Alon affiliate	Bakersfield	B11006	Recon.	11,283	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Bakersfield	11004	Recon.	11,267	PPC Daily	NSV
Slop	Alon or Alon affiliate	Bakersfield	B11004	Recon.	11,267	Yield Accounting	NSV
VGO	Alon or Alon affiliate	Bakersfield	67M04	HC Charge	66,659	PPC Daily	NSV
VGO	Alon or Alon affiliate	Bakersfield	B67M04	HC Charge	66,659	Yield Accounting	NSV
VGO	Alon or Alon affiliate (Shell lease)	Bakersfield	55005	Gasoil	56,532	PPC Daily	NSV
VGO	Alon or Alon affiliate	Bakersfield	B55005	Gasoil	56,532	Yield Accounting	NSV
VGO	Alon or Alon affiliate	Bakersfield	25002	Gasoil	24,494	PPC Daily	NSV
VGO	Alon or Alon affiliate	Bakersfield	B25002	Gasoil	24,494	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	60001	Asphalt	61,250	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	25001	Asphalt	24,170	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	5901	Asphalt	5,963	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	5902	Asphalt	5,963	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	5903	Asphalt	5,963	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	T3	Asphalt	4,200	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	PMA4	Asphalt	1,900	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	1101	Asphalt	1,285	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	1102	Asphalt	1,285	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	PMA1	Asphalt	800	Asphalt Daily & Monthly	NSV

Schedule E-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	PMA2	Asphalt	800	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Bakersfield - Asphalt	PMA3	Asphalt	800	Asphalt Daily & Monthly	NSV
Crude	Third Party	Crimson Line	Crimson	CRUDE	25,000	Crimson Monthy	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	100M1	Asphalt	95,334	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	100M2	Asphalt	94,562	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	50M1	Asphalt	51,296	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	10M1	Asphalt	10,080	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	10M2	Asphalt	10,080	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	10M3	Asphalt	10,080	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	5001	Asphalt	5,029	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	5002	Asphalt	5,029	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	5003	Asphalt	5,025	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	5004	Asphalt	5,025	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	5005	Asphalt	5,025	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	3001	Asphalt	3,002	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	3002	Asphalt	3,002	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	1402	Asphalt	1,344	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	1401	Asphalt	1,288	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Elk Grove	1101	Asphalt	1,232	Asphalt Daily & Monthly	NSV
VGO	Alon or Alon affiliate	Lakewood	55002	GAS OIL	48,333	PPC Daily	NSV
VGO	Alon or Alon affiliate	Lakewood	55B2	GAS OIL	48,333	Yield Accounting	NSV
Crude	Alon or Alon affiliate	Long Beach	30003	Crude	27,422	PPC Daily	NSV
Crude	Alon or Alon affiliate	Long Beach	E30003	Crude	27,422	Yield Accounting	NSV
Diesel	Alon or Alon affiliate	Long Beach	12008	Diesel	10,969	PPC Daily	NSV
Diesel	Alon or Alon affiliate	Long Beach	12009	Diesel	10,969	PPC Daily	NSV
Diesel	Alon or Alon affiliate	Long Beach	E12008	Diesel	10,969	Yield Accounting	NSV
Diesel	Alon or Alon affiliate	Long Beach	E12009	Diesel	10,969	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Long Beach	12005	Naphtha	10,969	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Long Beach	12006	Naphtha	10,969	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Long Beach	E12005	Naphtha	10,969	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Long Beach	E12006	Naphtha	10,969	Yield Accounting	NSV

Schedule E-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

VGO	Alon or Alon affiliate	Long Beach	30008	FRGO	27,284	PPC Daily	NSV
VGO	Alon or Alon affiliate	Long Beach	E30008	FRGO	27,284	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Mojave	6	Asphalt	66,318	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Mojave	4	Asphalt	66,300	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Mojave	2	Asphalt	66,269	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Paramount	150002	ORIENTE FLUX	124,962	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	15C2	ORIENTE FLUX	124,962	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	100001	PG 64-16	94,689	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	10C1	PG 64-16	94,689	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	50005	PG 58-28	42,301	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	50B5	PG 58-28	42,301	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	20001	PG 64-16	17,324	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	20002	PG 64-16	17,324	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	20B1	PG 64-16	17,324	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	20B2	PG 64-16	17,324	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	10003	MAC-15TR	8,723	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	10B3	MAC-15TR	8,723	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5001	FUEL OIL	4,635	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5001	FUEL OIL	4,635	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5002	FUEL OIL/Asphalt	4,635	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5002	FUEL OIL/Asphalt	4,635	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5003	PG 64-28TR	4,606	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5003	PG 64-28TR	4,606	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5007	EBS	4,588	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5007	EBS	4,588	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5005	TRMAC	4,426	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5005	TRMAC	4,426	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	5004	ORIENTE FLUX	4,091	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	5004	ORIENTE FLUX	4,091	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	3501	SLOP	3,319	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	3501	SLOP	3,319	Yield Accounting	NSV

Schedule E-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Asphalt	Alon or Alon affiliate	Paramount	2049	TRMAC-CA	1,750	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	2049	TRMAC-CA	1,750	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	2044	748/752	1,737	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	2044	748/752	1,737	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	2046	748/752	1,737	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	2046	748/752	1,737	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	2047	748/752	1,737	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	2047	748/752	1,737	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	1019	TRMAC	932	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	1019	TRMAC	932	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	1022	EBS	900	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	1022	EBS	900	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Paramount	777	DK	706	PPC Daily	NSV
Asphalt	Alon or Alon affiliate	Paramount	777	DK	706	Yield Accounting	NSV
crude	Alon or Alon affiliate	Paramount	125002	Crude	104,561	PPC Daily	NSV
crude	Alon or Alon affiliate	Paramount	12D2	Crude	104,561	Yield Accounting	NSV
Crude	Alon or Alon affiliate	Paramount	80002	Crude	67,979	PPC Daily	NSV
Crude	Alon or Alon affiliate	Paramount	80B2	Crude	67,979	Yield Accounting	NSV
Diesel	Alon or Alon affiliate	Paramount	50002	EPA DSL	44,715	PPC Daily	NSV
Diesel	Alon or Alon affiliate	Paramount	50B2	EPA DSL	44,715	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	50004	REFORMATE	47,988	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	50B4	REFORMATE	47,988	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	50001	CARBOB	44,724	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	50B1	CARBOB	44,724	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	25002	LSR	22,804	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	25B2	LSR	22,804	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	25006	LSR	21,555	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	25B6	LSR	21,555	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	25005	CARBOB	21,552	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	25B5	CARBOB	21,552	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	25003	HSR	21,257	PPC Daily	NSV

Schedule E-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Gasoline	Alon or Alon affiliate	Paramount	25B3	HSR	21,257	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	20003	ISO OCTANE	16,650	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	20B3	ISO OCTANE	16,650	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	10005	SWEET FD.	7,599	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	10B5	SWEET FD.	7,599	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	710	PENTANE	639	PPC Daily	NSV
Gasoline	Alon or Alon affiliate	Paramount	710	PENTANE	639	Yield Accounting	NSV
Gasoline	Alon or Alon affiliate	Paramount	D710	PENTANE	639	Yield Accounting	NSV
Jet	Alon or Alon affiliate	Paramount	25009	UNT KD	22,536	PPC Daily	NSV
Jet	Alon or Alon affiliate	Paramount	25B9	UNT KD	22,536	Yield Accounting	NSV
Jet	Alon or Alon affiliate	Paramount	6001	UNT KD	5,217	PPC Daily	NSV
Jet	Alon or Alon affiliate	Paramount	6001	UNT KD	5,217	Yield Accounting	NSV
Propane	Alon or Alon affiliate	Paramount	1202	LPG	1,135	PPC Daily	NSV
Propane	Alon or Alon affiliate	Paramount	1202	LPG	1,135	Yield Accounting	NSV
Propane	Alon or Alon affiliate	Paramount	1203	LPG	1,135	PPC Daily	NSV
Propane	Alon or Alon affiliate	Paramount	1203	LPG	1,135	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Paramount	5501	SLOP	4,000	PPC Daily	NSV
Slop	Alon or Alon affiliate	Paramount	5501	SLOP	4,000	Yield Accounting	NSV
Slop	Alon or Alon affiliate	Paramount	3001	SLOP	2,041	PPC Daily	NSV
Slop	Alon or Alon affiliate	Paramount	3001	SLOP	2,041	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Phoenix	50001	Asphalt	50,689	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	50002	Asphalt	50,689	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	10001	Asphalt	9,610	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	10002	Asphalt	9,610	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	31	Asphalt	5,398	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	32	Asphalt	5,398	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	23	Asphalt	1,879	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	A	Asphalt	1,879	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	22	Asphalt	1,679	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	33	Asphalt	1,500	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Phoenix	34	Asphalt	1,500	Asphalt Daily & Monthly	NSV
Schedule E-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Crude	Third Party	Plains Pipeline	L48	Crude	N/A	Plains Monthly	GSV
Crude	Third Party	Plains Pipeline	L63	Crude	N/A	Plains Monthly	GSV
Crude	Third Party	Plains Pipeline	L93	Crude	N/A	Plains Monthly	GSV
Crude	Alon or Alon affiliate	PPC Pipeline	12" Crude Line	CRUDE	3,083	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	PPCCRU	CRUDE	3,083	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	KM Black	CRUDE	2,963	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	KMBOS	CRUDE	2,963	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	Cenco Line Md	CRUDE	2,404	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	LINE4	CRUDE	2,404	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	Cenco line Up	CRUDE	633	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	LINE3	CRUDE	633	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	L3B	CRUDE	148	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	Line 3B	CRUDE	148	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	LINE 3 LS	CRUDE	142	PPC Daily	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	LINE3LS	CRUDE	142	Yield Accounting	NSV
Crude	Alon or Alon affiliate	PPC Pipeline	LINE 35A	CRUDE	18	PPC Daily	NSV
Diesel	Alon or Alon affiliate	PPC Pipeline	LINE145	DIESEL	3,288	Yield Accounting (includes LS 66 volume too)	NSV
Diesel	Alon or Alon affiliate	PPC Pipeline	LINE 145	DIESEL	1,988	PPC Daily	NSV
Diesel	Alon or Alon affiliate	PPC Pipeline	LS 66	DIESEL	1,300	PPC Daily	NSV
Diesel	Alon or Alon affiliate	PPC Pipeline	LINE35	DIESEL	1,207	Yield Accounting	NSV
Diesel	Alon or Alon affiliate	PPC Pipeline	LINE 35	DIESEL	1,189	PPC Daily	NSV
VGO	Alon or Alon affiliate	PPC Pipeline	CHV Line 1 Upper	GAS OIL	324	PPC Daily	NSV
VGO	Alon or Alon affiliate	PPC Pipeline	LINE1UP	GAS OIL	324	Yield Accounting	NSV
VGO	Alon or Alon affiliate	PPC Pipeline	GX 210	GAS OIL	188	PPC Daily	NSV
VGO	Alon or Alon affiliate	PPC Pipeline	GX210	GAS OIL	188	Yield Accounting	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	82	Asphalt	52,177	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	41	Asphalt	51,397	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	77	Asphalt	15,728	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	76	Asphalt	11,346	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	98	Asphalt	5,865	Asphalt Daily & Monthly	NSV

Schedule E-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Asphalt	Alon or Alon affiliate	Richmond Beach	123	Asphalt	5,098	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	95	Asphalt	1,945	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	93	Asphalt	1,930	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	90	Asphalt	1,924	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	91	Asphalt	1,923	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	92	Asphalt	1,923	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	94	Asphalt	1,923	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	97	Asphalt	1,920	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	107	Asphalt	1,835	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	115	Asphalt	995	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	119	Asphalt	959	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	108	Asphalt	945	Asphalt Daily & Monthly	NSV
Asphalt	Alon or Alon affiliate	Richmond Beach	110	Asphalt	945	Asphalt Daily & Monthly	NSV

Schedule E-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
1	28-Nov-14	26-Nov-14	1-Dec-14	2-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
2	1-Dec-14	27-Nov-14	2-Dec-14	3-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
3	2-Dec-14	1-Dec-14	3-Dec-14	4-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
4	3-Dec-14	28-Nov-14	4-Dec-14	5-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
5	3-Dec-14	29-Nov-14	4-Dec-14	5-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
6	3-Dec-14	30-Nov-14	4-Dec-14	5-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
7	4-Dec-14	2-Dec-14	5-Dec-14	8-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
8	5-Dec-14	3-Dec-14	8-Dec-14	9-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
9	8-Dec-14	4-Dec-14	9-Dec-14	10-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
10	9-Dec-14	8-Dec-14	10-Dec-14	11-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
11	10-Dec-14	5-Dec-14	11-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
12	10-Dec-14	6-Dec-14	11-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
13	10-Dec-14	7-Dec-14	11-Dec-14	12-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
14	11-Dec-14	9-Dec-14	12-Dec-14	15-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
15	12-Dec-14	10-Dec-14	15-Dec-14	16-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
16	15-Dec-14	11-Dec-14	16-Dec-14	17-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
17	16-Dec-14	15-Dec-14	17-Dec-14	18-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
18	17-Dec-14	12-Dec-14	18-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
19	17-Dec-14	13-Dec-14	18-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
20	17-Dec-14	14-Dec-14	18-Dec-14	19-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
21	18-Dec-14	16-Dec-14	19-Dec-14	22-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
22	19-Dec-14	17-Dec-14	22-Dec-14	23-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
23	22-Dec-14	18-Dec-14	23-Dec-14	24-Dec-14	20-Jan-15	All	2	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
24	23-Dec-14	19-Dec-14	24-Dec-14	26-Dec-14	20-Jan-15	All	0.75	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
25	23-Dec-14	20-Dec-14	24-Dec-14	26-Dec-14	20-Jan-15	All	0.75	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
26	23-Dec-14	21-Dec-14	24-Dec-14	26-Dec-14	20-Jan-15	All	0.75	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
27	23-Dec-14	22-Dec-14	24-Dec-14	26-Dec-14	20-Jan-15	All	0.75	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
28	24-Dec-14	23-Dec-14	26-Dec-14	29-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
29	26-Dec-14	24-Dec-14	29-Dec-14	30-Dec-14	20-Jan-15	All	1	1	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
30	29-Dec-14	25-Dec-14	30-Dec-14	31-Dec-14	20-Jan-15	All	2	0.5	1	1-Sep-14	1-Oct-14	1-Dec-14	31-Dec-14
31	29-Dec-14	25-Dec-14	30-Dec-14	31-Dec-14	20-Feb-15	All	2	0.5	1	1-Sep-14	1-Oct-14	1-Jan-15	31-Jan-15
32	30-Dec-14	26-Dec-14	31-Dec-14	2-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
33	30-Dec-14	27-Dec-14	31-Dec-14	2-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
34	30-Dec-14	28-Dec-14	31-Dec-14	2-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
35	30-Dec-14	29-Dec-14	31-Dec-14	2-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15

Schedule G-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
36	31-Dec-14	30-Dec-14	2-Jan-15	5-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
37	2-Jan-15	31-Dec-14	5-Jan-15	6-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
38	5-Jan-15	1-Jan-15	6-Jan-15	7-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
39	6-Jan-15	5-Jan-15	7-Jan-15	8-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
40	7-Jan-15	2-Jan-15	8-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
41	7-Jan-15	3-Jan-15	8-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
42	7-Jan-15	4-Jan-15	8-Jan-15	9-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
43	8-Jan-15	6-Jan-15	9-Jan-15	12-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
44	9-Jan-15	7-Jan-15	12-Jan-15	13-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
45	12-Jan-15	8-Jan-15	13-Jan-15	14-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
46	13-Jan-15	12-Jan-15	14-Jan-15	15-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
47	14-Jan-15	9-Jan-15	15-Jan-15	16-Jan-15	20-Feb-15	All	1.33	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
48	14-Jan-15	10-Jan-15	15-Jan-15	16-Jan-15	20-Feb-15	All	1.33	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
49	14-Jan-15	11-Jan-15	15-Jan-15	16-Jan-15	20-Feb-15	All	1.33	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
50	15-Jan-15	13-Jan-15	16-Jan-15	20-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
51	16-Jan-15	14-Jan-15	20-Jan-15	21-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
52	20-Jan-15	15-Jan-15	21-Jan-15	22-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
53	21-Jan-15	16-Jan-15	22-Jan-15	23-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
54	21-Jan-15	17-Jan-15	22-Jan-15	23-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
55	21-Jan-15	18-Jan-15	22-Jan-15	23-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
56	21-Jan-15	19-Jan-15	22-Jan-15	23-Jan-15	20-Feb-15	All	0.75	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
57	22-Jan-15	20-Jan-15	23-Jan-15	26-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
58	23-Jan-15	21-Jan-15	26-Jan-15	27-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
59	26-Jan-15	22-Jan-15	27-Jan-15	28-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
60	27-Jan-15	26-Jan-15	28-Jan-15	29-Jan-15	20-Feb-15	All	1	1	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
61	28-Jan-15	23-Jan-15	29-Jan-15	30-Jan-15	20-Feb-15	All	1	0.67	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
62	28-Jan-15	24-Jan-15	29-Jan-15	30-Jan-15	20-Feb-15	All	1	0.67	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
63	28-Jan-15	25-Jan-15	29-Jan-15	30-Jan-15	20-Feb-15	All	1	0.67	1	1-Oct-14	1-Nov-14	1-Jan-15	31-Jan-15
64	28-Jan-15	23-Jan-15	29-Jan-15	30-Jan-15	20-Mar-15	All	1	0.33	1	1-Oct-14	1-Nov-14	1-Feb-15	28-Feb-15
65	28-Jan-15	24-Jan-15	29-Jan-15	30-Jan-15	20-Mar-15	All	1	0.33	1	1-Oct-14	1-Nov-14	1-Feb-15	28-Feb-15
66	28-Jan-15	25-Jan-15	29-Jan-15	30-Jan-15	20-Mar-15	All	1	0.33	1	1-Oct-14	1-Nov-14	1-Feb-15	28-Feb-15
67	29-Jan-15	27-Jan-15	30-Jan-15	2-Feb-15	20-Mar-15	All	1	1	1	1-Nov-14	1-Dec-14	1-Feb-15	28-Feb-15
68	30-Jan-15	28-Jan-15	2-Feb-15	3-Feb-15	20-Mar-15	All	1	1	1	1-Nov-14	1-Dec-14	1-Feb-15	28-Feb-15
69	2-Feb-15	29-Jan-15	3-Feb-15	4-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
70	3-Feb-15	2-Feb-15	4-Feb-15	5-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15

Schedule G-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
71	4-Feb-15	30-Jan-15	5-Feb-15	6-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
72	4-Feb-15	31-Jan-15	5-Feb-15	6-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
73	4-Feb-15	1-Feb-15	5-Feb-15	6-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
74	5-Feb-15	3-Feb-15	6-Feb-15	9-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
75	6-Feb-15	4-Feb-15	9-Feb-15	10-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
76	9-Feb-15	5-Feb-15	10-Feb-15	11-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
77	10-Feb-15	9-Feb-15	11-Feb-15	12-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
78	11-Feb-15	6-Feb-15	12-Feb-15	13-Feb-15	20-Mar-15	All	1.33	1	1			1-Feb-15	28-Feb-15
79	11-Feb-15	7-Feb-15	12-Feb-15	13-Feb-15	20-Mar-15	All	1.33	1	1			1-Feb-15	28-Feb-15
80	11-Feb-15	8-Feb-15	12-Feb-15	13-Feb-15	20-Mar-15	All	1.33	1	1			1-Feb-15	28-Feb-15
81	12-Feb-15	10-Feb-15	13-Feb-15	17-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
82	13-Feb-15	11-Feb-15	17-Feb-15	18-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
83	17-Feb-15	12-Feb-15	18-Feb-15	19-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
84	18-Feb-15	13-Feb-15	19-Feb-15	20-Feb-15	20-Mar-15	All	0.75	1	1			1-Feb-15	28-Feb-15
85	18-Feb-15	14-Feb-15	19-Feb-15	20-Feb-15	20-Mar-15	All	0.75	1	1			1-Feb-15	28-Feb-15
86	18-Feb-15	15-Feb-15	19-Feb-15	20-Feb-15	20-Mar-15	All	0.75	1	1			1-Feb-15	28-Feb-15
87	18-Feb-15	16-Feb-15	19-Feb-15	20-Feb-15	20-Mar-15	All	0.75	1	1			1-Feb-15	28-Feb-15
88	19-Feb-15	17-Feb-15	20-Feb-15	23-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
89	20-Feb-15	18-Feb-15	23-Feb-15	24-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
90	23-Feb-15	19-Feb-15	24-Feb-15	25-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
91	24-Feb-15	23-Feb-15	25-Feb-15	26-Feb-15	20-Mar-15	All	1	1	1			1-Feb-15	28-Feb-15
92	25-Feb-15	20-Feb-15	26-Feb-15	27-Feb-15	20-Mar-15	All	1	0.67	1			1-Feb-15	28-Feb-15
93	25-Feb-15	21-Feb-15	26-Feb-15	27-Feb-15	20-Mar-15	All	1	0.67	1			1-Feb-15	28-Feb-15
94	25-Feb-15	22-Feb-15	26-Feb-15	27-Feb-15	20-Mar-15	All	1	0.67	1			1-Feb-15	28-Feb-15
95	25-Feb-15	20-Feb-15	26-Feb-15	27-Feb-15	20-Apr-15	All	1	0.33	1			1-Mar-15	31-Mar-15
96	25-Feb-15	21-Feb-15	26-Feb-15	27-Feb-15	20-Apr-15	All	1	0.33	1			1-Mar-15	31-Mar-15
97	25-Feb-15	22-Feb-15	26-Feb-15	27-Feb-15	20-Apr-15	All	1	0.33	1			1-Mar-15	31-Mar-15
98	26-Feb-15	24-Feb-15	27-Feb-15	2-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
99	27-Feb-15	25-Feb-15	2-Mar-15	3-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
100	2-Mar-15	26-Feb-15	3-Mar-15	4-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
101	3-Mar-15	2-Mar-15	4-Mar-15	5-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
102	4-Mar-15	27-Feb-15	5-Mar-15	6-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
103	4-Mar-15	28-Feb-15	5-Mar-15	6-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
104	4-Mar-15	1-Mar-15	5-Mar-15	6-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
105	5-Mar-15	3-Mar-15	6-Mar-15	9-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15

Schedule G-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
106	6-Mar-15	4-Mar-15	9-Mar-15	10-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
107	9-Mar-15	5-Mar-15	10-Mar-15	11-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
108	10-Mar-15	9-Mar-15	11-Mar-15	12-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
109	11-Mar-15	6-Mar-15	12-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
110	11-Mar-15	7-Mar-15	12-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
111	11-Mar-15	8-Mar-15	12-Mar-15	13-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
112	12-Mar-15	10-Mar-15	13-Mar-15	16-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
113	13-Mar-15	11-Mar-15	16-Mar-15	17-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
114	16-Mar-15	12-Mar-15	17-Mar-15	18-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
115	17-Mar-15	16-Mar-15	18-Mar-15	19-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
116	18-Mar-15	13-Mar-15	19-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
117	18-Mar-15	14-Mar-15	19-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
118	18-Mar-15	15-Mar-15	19-Mar-15	20-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
119	19-Mar-15	17-Mar-15	20-Mar-15	23-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
120	20-Mar-15	18-Mar-15	23-Mar-15	24-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
121	23-Mar-15	19-Mar-15	24-Mar-15	25-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
122	24-Mar-15	23-Mar-15	25-Mar-15	26-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
123	25-Mar-15	20-Mar-15	26-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
124	25-Mar-15	21-Mar-15	26-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
125	25-Mar-15	22-Mar-15	26-Mar-15	27-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
126	26-Mar-15	24-Mar-15	27-Mar-15	30-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
127	27-Mar-15	25-Mar-15	30-Mar-15	31-Mar-15	20-Apr-15	All	1	1	1			1-Mar-15	31-Mar-15
128	30-Mar-15	26-Mar-15	31-Mar-15	1-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
129	31-Mar-15	27-Mar-15	1-Apr-15	2-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
130	31-Mar-15	28-Mar-15	1-Apr-15	2-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
131	31-Mar-15	29-Mar-15	1-Apr-15	2-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
132	31-Mar-15	30-Mar-15	1-Apr-15	2-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
133	1-Apr-15	31-Mar-15	2-Apr-15	6-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
134	2-Apr-15	1-Apr-15	6-Apr-15	7-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
135	6-Apr-15	2-Apr-15	7-Apr-15	8-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
136	7-Apr-15	6-Apr-15	8-Apr-15	9-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
137	8-Apr-15	3-Apr-15	9-Apr-15	10-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
138	8-Apr-15	4-Apr-15	9-Apr-15	10-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
139	8-Apr-15	5-Apr-15	9-Apr-15	10-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
140	9-Apr-15	7-Apr-15	10-Apr-15	13-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15

Schedule G-4

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
141	10-Apr-15	8-Apr-15	13-Apr-15	14-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
142	13-Apr-15	9-Apr-15	14-Apr-15	15-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
143	14-Apr-15	13-Apr-15	15-Apr-15	16-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
144	15-Apr-15	10-Apr-15	16-Apr-15	17-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
145	15-Apr-15	11-Apr-15	16-Apr-15	17-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
146	15-Apr-15	12-Apr-15	16-Apr-15	17-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
147	16-Apr-15	14-Apr-15	17-Apr-15	20-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
148	17-Apr-15	15-Apr-15	20-Apr-15	21-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
149	20-Apr-15	16-Apr-15	21-Apr-15	22-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
150	21-Apr-15	20-Apr-15	22-Apr-15	23-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
151	22-Apr-15	17-Apr-15	23-Apr-15	24-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
152	22-Apr-15	18-Apr-15	23-Apr-15	24-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
153	22-Apr-15	19-Apr-15	23-Apr-15	24-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
154	23-Apr-15	21-Apr-15	24-Apr-15	27-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
155	24-Apr-15	22-Apr-15	27-Apr-15	28-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
156	27-Apr-15	23-Apr-15	28-Apr-15	29-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
157	28-Apr-15	27-Apr-15	29-Apr-15	30-Apr-15	20-May-15	All	1	1	1			1-Apr-15	30-Apr-15
158	29-Apr-15	24-Apr-15	30-Apr-15	1-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
159	29-Apr-15	25-Apr-15	30-Apr-15	1-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
160	29-Apr-15	26-Apr-15	30-Apr-15	1-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
161	30-Apr-15	28-Apr-15	1-May-15	4-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
162	1-May-15	29-Apr-15	4-May-15	5-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
163	4-May-15	30-Apr-15	5-May-15	6-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
164	5-May-15	4-May-15	6-May-15	7-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
165	6-May-15	1-May-15	7-May-15	8-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
166	6-May-15	2-May-15	7-May-15	8-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
167	6-May-15	3-May-15	7-May-15	8-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
168	7-May-15	5-May-15	8-May-15	11-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
169	8-May-15	6-May-15	11-May-15	12-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
170	11-May-15	7-May-15	12-May-15	13-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
171	12-May-15	11-May-15	13-May-15	14-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
172	13-May-15	8-May-15	14-May-15	15-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
173	13-May-15	9-May-15	14-May-15	15-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
174	13-May-15	10-May-15	14-May-15	15-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
175	14-May-15	12-May-15	15-May-15	18-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15

Schedule G-5

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
176	15-May-15	13-May-15	18-May-15	19-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
177	18-May-15	14-May-15	19-May-15	20-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
178	19-May-15	18-May-15	20-May-15	21-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
179	20-May-15	15-May-15	21-May-15	22-May-15	19-Jun-15	All	1.33	1	1			1-May-15	31-May-15
180	20-May-15	16-May-15	21-May-15	22-May-15	19-Jun-15	All	1.33	1	1			1-May-15	31-May-15
181	20-May-15	17-May-15	21-May-15	22-May-15	19-Jun-15	All	1.33	1	1			1-May-15	31-May-15
182	21-May-15	19-May-15	22-May-15	26-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
183	22-May-15	20-May-15	26-May-15	27-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
184	26-May-15	25-May-15	27-May-15	28-May-15	19-Jun-15	All	1	1	1			1-May-15	31-May-15
185	27-May-15	21-May-15	28-May-15	29-May-15	19-Jun-15	All	0.75	1	1			1-May-15	31-May-15
186	27-May-15	22-May-15	28-May-15	29-May-15	19-Jun-15	All	0.75	1	1			1-May-15	31-May-15
187	27-May-15	23-May-15	28-May-15	29-May-15	19-Jun-15	All	0.75	1	1			1-May-15	31-May-15
188	27-May-15	24-May-15	28-May-15	29-May-15	19-Jun-15	All	0.75	1	1			1-May-15	31-May-15
189	28-May-15	26-May-15	29-May-15	1-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
190	29-May-15	27-May-15	1-Jun-15	2-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
191	1-Jun-15	28-May-15	2-Jun-15	3-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
192	2-Jun-15	1-Jun-15	3-Jun-15	4-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
193	3-Jun-15	29-May-15	4-Jun-15	5-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
194	3-Jun-15	30-May-15	4-Jun-15	5-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
195	3-Jun-15	31-May-15	4-Jun-15	5-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
196	4-Jun-15	2-Jun-15	5-Jun-15	8-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
197	5-Jun-15	3-Jun-15	8-Jun-15	9-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
198	8-Jun-15	4-Jun-15	9-Jun-15	10-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
199	9-Jun-15	8-Jun-15	10-Jun-15	11-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
200	10-Jun-15	5-Jun-15	11-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
201	10-Jun-15	6-Jun-15	11-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
202	10-Jun-15	7-Jun-15	11-Jun-15	12-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
203	11-Jun-15	9-Jun-15	12-Jun-15	15-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
204	12-Jun-15	10-Jun-15	15-Jun-15	16-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
205	15-Jun-15	11-Jun-15	16-Jun-15	17-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
206	16-Jun-15	15-Jun-15	17-Jun-15	18-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
207	17-Jun-15	12-Jun-15	18-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
208	17-Jun-15	13-Jun-15	18-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
209	17-Jun-15	14-Jun-15	18-Jun-15	19-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
210	18-Jun-15	16-Jun-15	19-Jun-15	22-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15

Schedule G-6

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
211	19-Jun-15	17-Jun-15	22-Jun-15	23-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
212	22-Jun-15	18-Jun-15	23-Jun-15	24-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
213	23-Jun-15	22-Jun-15	24-Jun-15	25-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
214	24-Jun-15	19-Jun-15	25-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
215	24-Jun-15	20-Jun-15	25-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
216	24-Jun-15	21-Jun-15	25-Jun-15	26-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
217	25-Jun-15	23-Jun-15	26-Jun-15	29-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
218	26-Jun-15	24-Jun-15	29-Jun-15	30-Jun-15	20-Jul-15	All	1	1	1			1-Jun-15	30-Jun-15
219	29-Jun-15	25-Jun-15	30-Jun-15	1-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
220	30-Jun-15	26-Jun-15	1-Jul-15	2-Jul-15	20-Aug-15	All	1.33	1	1			1-Jul-15	31-Jul-15
221	30-Jun-15	27-Jun-15	1-Jul-15	2-Jul-15	20-Aug-15	All	1.33	1	1			1-Jul-15	31-Jul-15
222	30-Jun-15	28-Jun-15	1-Jul-15	2-Jul-15	20-Aug-15	All	1.33	1	1			1-Jul-15	31-Jul-15
223	1-Jul-15	29-Jun-15	2-Jul-15	6-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
224	2-Jul-15	30-Jun-15	6-Jul-15	7-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
225	6-Jul-15	1-Jul-15	7-Jul-15	8-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
226	7-Jul-15	6-Jul-15	8-Jul-15	9-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
227	8-Jul-15	2-Jul-15	9-Jul-15	10-Jul-15	20-Aug-15	All	0.75	1	1			1-Jul-15	31-Jul-15
228	8-Jul-15	3-Jul-15	9-Jul-15	10-Jul-15	20-Aug-15	All	0.75	1	1			1-Jul-15	31-Jul-15
229	8-Jul-15	4-Jul-15	9-Jul-15	10-Jul-15	20-Aug-15	All	0.75	1	1			1-Jul-15	31-Jul-15
230	8-Jul-15	5-Jul-15	9-Jul-15	10-Jul-15	20-Aug-15	All	0.75	1	1			1-Jul-15	31-Jul-15
231	9-Jul-15	7-Jul-15	10-Jul-15	13-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
232	10-Jul-15	8-Jul-15	13-Jul-15	14-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
233	13-Jul-15	9-Jul-15	14-Jul-15	15-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
234	14-Jul-15	13-Jul-15	15-Jul-15	16-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
235	15-Jul-15	10-Jul-15	16-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
236	15-Jul-15	11-Jul-15	16-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
237	15-Jul-15	12-Jul-15	16-Jul-15	17-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
238	16-Jul-15	14-Jul-15	17-Jul-15	20-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
239	17-Jul-15	15-Jul-15	20-Jul-15	21-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
240	20-Jul-15	16-Jul-15	21-Jul-15	22-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
241	21-Jul-15	20-Jul-15	22-Jul-15	23-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
242	22-Jul-15	17-Jul-15	23-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
243	22-Jul-15	18-Jul-15	23-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
244	22-Jul-15	19-Jul-15	23-Jul-15	24-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
245	23-Jul-15	21-Jul-15	24-Jul-15	27-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
Schedule G-7

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
246	24-Jul-15	22-Jul-15	27-Jul-15	28-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
247	27-Jul-15	23-Jul-15	28-Jul-15	29-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
248	28-Jul-15	27-Jul-15	29-Jul-15	30-Jul-15	20-Aug-15	All	1	1	1			1-Jul-15	31-Jul-15
249	29-Jul-15	24-Jul-15	30-Jul-15	31-Jul-15	20-Aug-15	All	1	0.33	1			1-Jul-15	31-Jul-15
250	29-Jul-15	25-Jul-15	30-Jul-15	31-Jul-15	20-Aug-15	All	1	0.33	1			1-Jul-15	31-Jul-15
251	29-Jul-15	26-Jul-15	30-Jul-15	31-Jul-15	20-Aug-15	All	1	0.33	1			1-Jul-15	31-Jul-15
252	29-Jul-15	24-Jul-15	30-Jul-15	31-Jul-15	21-Sep-15	All	1	0.67	1			1-Aug-15	31-Aug-15
253	29-Jul-15	25-Jul-15	30-Jul-15	31-Jul-15	21-Sep-15	All	1	0.67	1			1-Aug-15	31-Aug-15
254	29-Jul-15	26-Jul-15	30-Jul-15	31-Jul-15	21-Sep-15	All	1	0.67	1			1-Aug-15	31-Aug-15
255	30-Jul-15	28-Jul-15	31-Jul-15	3-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
256	31-Jul-15	29-Jul-15	3-Aug-15	4-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
257	3-Aug-15	30-Jul-15	4-Aug-15	5-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
258	4-Aug-15	3-Aug-15	5-Aug-15	6-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
259	5-Aug-15	31-Jul-15	6-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
260	5-Aug-15	1-Aug-15	6-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
261	5-Aug-15	2-Aug-15	6-Aug-15	7-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
262	6-Aug-15	4-Aug-15	7-Aug-15	10-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
263	7-Aug-15	5-Aug-15	10-Aug-15	11-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
264	10-Aug-15	6-Aug-15	11-Aug-15	12-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
265	11-Aug-15	10-Aug-15	12-Aug-15	13-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
266	12-Aug-15	7-Aug-15	13-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
267	12-Aug-15	8-Aug-15	13-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
268	12-Aug-15	9-Aug-15	13-Aug-15	14-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
269	13-Aug-15	11-Aug-15	14-Aug-15	17-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
270	14-Aug-15	12-Aug-15	17-Aug-15	18-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
271	17-Aug-15	13-Aug-15	18-Aug-15	19-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
272	18-Aug-15	17-Aug-15	19-Aug-15	20-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
273	19-Aug-15	14-Aug-15	20-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
274	19-Aug-15	15-Aug-15	20-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
275	19-Aug-15	16-Aug-15	20-Aug-15	21-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
276	20-Aug-15	18-Aug-15	21-Aug-15	24-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
277	21-Aug-15	19-Aug-15	24-Aug-15	25-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
278	24-Aug-15	20-Aug-15	25-Aug-15	26-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
279	25-Aug-15	24-Aug-15	26-Aug-15	27-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
280	26-Aug-15	21-Aug-15	27-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15

Schedule G-8

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
281	26-Aug-15	22-Aug-15	27-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
282	26-Aug-15	23-Aug-15	27-Aug-15	28-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
283	27-Aug-15	25-Aug-15	28-Aug-15	31-Aug-15	21-Sep-15	All	1	1	1			1-Aug-15	31-Aug-15
284	28-Aug-15	26-Aug-15	31-Aug-15	1-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
285	31-Aug-15	27-Aug-15	1-Sep-15	2-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
286	1-Sep-15	31-Aug-15	2-Sep-15	3-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
287	2-Sep-15	28-Aug-15	3-Sep-15	4-Sep-15	20-Oct-15	All	1.33	1	1			1-Sep-15	30-Sep-15
288	2-Sep-15	29-Aug-15	3-Sep-15	4-Sep-15	20-Oct-15	All	1.33	1	1			1-Sep-15	30-Sep-15
289	2-Sep-15	30-Aug-15	3-Sep-15	4-Sep-15	20-Oct-15	All	1.33	1	1			1-Sep-15	30-Sep-15
290	3-Sep-15	1-Sep-15	4-Sep-15	8-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
291	4-Sep-15	2-Sep-15	8-Sep-15	9-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
292	8-Sep-15	3-Sep-15	9-Sep-15	10-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
293	9-Sep-15	4-Sep-15	10-Sep-15	11-Sep-15	20-Oct-15	All	0.75	1	1			1-Sep-15	30-Sep-15
294	9-Sep-15	5-Sep-15	10-Sep-15	11-Sep-15	20-Oct-15	All	0.75	1	1			1-Sep-15	30-Sep-15
295	9-Sep-15	6-Sep-15	10-Sep-15	11-Sep-15	20-Oct-15	All	0.75	1	1			1-Sep-15	30-Sep-15
296	9-Sep-15	7-Sep-15	10-Sep-15	11-Sep-15	20-Oct-15	All	0.75	1	1			1-Sep-15	30-Sep-15
297	10-Sep-15	8-Sep-15	11-Sep-15	14-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
298	11-Sep-15	9-Sep-15	14-Sep-15	15-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
299	14-Sep-15	10-Sep-15	15-Sep-15	16-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
300	15-Sep-15	14-Sep-15	16-Sep-15	17-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
301	16-Sep-15	11-Sep-15	17-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
302	16-Sep-15	12-Sep-15	17-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
303	16-Sep-15	13-Sep-15	17-Sep-15	18-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
304	17-Sep-15	15-Sep-15	18-Sep-15	21-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
305	18-Sep-15	16-Sep-15	21-Sep-15	22-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
306	21-Sep-15	17-Sep-15	22-Sep-15	23-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
307	22-Sep-15	21-Sep-15	23-Sep-15	24-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
308	23-Sep-15	18-Sep-15	24-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
309	23-Sep-15	19-Sep-15	24-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
310	23-Sep-15	20-Sep-15	24-Sep-15	25-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
311	24-Sep-15	22-Sep-15	25-Sep-15	28-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
312	25-Sep-15	23-Sep-15	28-Sep-15	29-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
313	28-Sep-15	24-Sep-15	29-Sep-15	30-Sep-15	20-Oct-15	All	1	1	1			1-Sep-15	30-Sep-15
314	29-Sep-15	28-Sep-15	30-Sep-15	1-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
315	30-Sep-15	25-Sep-15	1-Oct-15	2-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15

Schedule G-9

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
316	30-Sep-15	26-Sep-15	1-Oct-15	2-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
317	30-Sep-15	27-Sep-15	1-Oct-15	2-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
318	1-Oct-15	29-Sep-15	2-Oct-15	5-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
319	2-Oct-15	30-Sep-15	5-Oct-15	6-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
320	5-Oct-15	1-Oct-15	6-Oct-15	7-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
321	6-Oct-15	5-Oct-15	7-Oct-15	8-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
322	7-Oct-15	2-Oct-15	8-Oct-15	9-Oct-15	20-Nov-15	All	1.33	1	1			1-Oct-15	31-Oct-15
323	7-Oct-15	3-Oct-15	8-Oct-15	9-Oct-15	20-Nov-15	All	1.33	1	1			1-Oct-15	31-Oct-15
324	7-Oct-15	4-Oct-15	8-Oct-15	9-Oct-15	20-Nov-15	All	1.33	1	1			1-Oct-15	31-Oct-15
325	8-Oct-15	6-Oct-15	9-Oct-15	13-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
326	9-Oct-15	7-Oct-15	13-Oct-15	14-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
327	13-Oct-15	8-Oct-15	14-Oct-15	15-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
328	14-Oct-15	9-Oct-15	15-Oct-15	16-Oct-15	20-Nov-15	All	0.75	1	1			1-Oct-15	31-Oct-15
329	14-Oct-15	10-Oct-15	15-Oct-15	16-Oct-15	20-Nov-15	All	0.75	1	1			1-Oct-15	31-Oct-15
330	14-Oct-15	11-Oct-15	15-Oct-15	16-Oct-15	20-Nov-15	All	0.75	1	1			1-Oct-15	31-Oct-15
331	14-Oct-15	12-Oct-15	15-Oct-15	16-Oct-15	20-Nov-15	All	0.75	1	1			1-Oct-15	31-Oct-15
332	15-Oct-15	13-Oct-15	16-Oct-15	19-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
333	16-Oct-15	14-Oct-15	19-Oct-15	20-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
334	19-Oct-15	15-Oct-15	20-Oct-15	21-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
335	20-Oct-15	19-Oct-15	21-Oct-15	22-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
336	21-Oct-15	16-Oct-15	22-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
337	21-Oct-15	17-Oct-15	22-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
338	21-Oct-15	18-Oct-15	22-Oct-15	23-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
339	22-Oct-15	20-Oct-15	23-Oct-15	26-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
340	23-Oct-15	21-Oct-15	26-Oct-15	27-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
341	26-Oct-15	22-Oct-15	27-Oct-15	28-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
342	27-Oct-15	26-Oct-15	28-Oct-15	29-Oct-15	20-Nov-15	All	1	1	1			1-Oct-15	31-Oct-15
343	28-Oct-15	23-Oct-15	29-Oct-15	30-Oct-15	20-Nov-15	All	1	0.67	1			1-Oct-15	31-Oct-15
344	28-Oct-15	24-Oct-15	29-Oct-15	30-Oct-15	20-Nov-15	All	1	0.67	1			1-Oct-15	31-Oct-15
345	28-Oct-15	25-Oct-15	29-Oct-15	30-Oct-15	20-Nov-15	All	1	0.67	1			1-Oct-15	31-Oct-15
346	28-Oct-15	23-Oct-15	29-Oct-15	30-Oct-15	21-Dec-15	All	1	0.33	1			1-Nov-15	30-Nov-15
347	28-Oct-15	24-Oct-15	29-Oct-15	30-Oct-15	21-Dec-15	All	1	0.33	1			1-Nov-15	30-Nov-15
348	28-Oct-15	25-Oct-15	29-Oct-15	30-Oct-15	21-Dec-15	All	1	0.33	1			1-Nov-15	30-Nov-15
349	29-Oct-15	27-Oct-15	30-Oct-15	2-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
350	30-Oct-15	28-Oct-15	2-Nov-15	3-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15

Schedule G-10

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
351	2-Nov-15	29-Oct-15	3-Nov-15	4-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
352	3-Nov-15	2-Nov-15	4-Nov-15	5-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
353	4-Nov-15	30-Oct-15	5-Nov-15	6-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
354	4-Nov-15	31-Oct-15	5-Nov-15	6-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
355	4-Nov-15	1-Nov-15	5-Nov-15	6-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
356	5-Nov-15	3-Nov-15	6-Nov-15	9-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
357	5-Nov-15	4-Nov-15	9-Nov-15	10-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
358	5-Nov-15	5-Nov-15	10-Nov-15	12-Nov-15	21-Dec-15	All	2	1	1			1-Nov-15	30-Nov-15
359	10-Nov-15	6-Nov-15	12-Nov-15	13-Nov-15	21-Dec-15	All	0.75	1	1			1-Nov-15	30-Nov-15
360	10-Nov-15	7-Nov-15	12-Nov-15	13-Nov-15	21-Dec-15	All	0.75	1	1			1-Nov-15	30-Nov-15
361	10-Nov-15	8-Nov-15	12-Nov-15	13-Nov-15	21-Dec-15	All	0.75	1	1			1-Nov-15	30-Nov-15
362	10-Nov-15	9-Nov-15	12-Nov-15	13-Nov-15	21-Dec-15	All	0.75	1	1			1-Nov-15	30-Nov-15
363	12-Nov-15	10-Nov-15	13-Nov-15	16-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
364	13-Nov-15	11-Nov-15	16-Nov-15	17-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
365	16-Nov-15	12-Nov-15	17-Nov-15	18-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
366	17-Nov-15	16-Nov-15	18-Nov-15	19-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
367	18-Nov-15	13-Nov-15	19-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
368	18-Nov-15	14-Nov-15	19-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
369	18-Nov-15	15-Nov-15	19-Nov-15	20-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
370	19-Nov-15	17-Nov-15	20-Nov-15	23-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
371	20-Nov-15	18-Nov-15	23-Nov-15	24-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
372	23-Nov-15	19-Nov-15	24-Nov-15	25-Nov-15	21-Dec-15	All	2	1	1			1-Nov-15	30-Nov-15
373	24-Nov-15	20-Nov-15	25-Nov-15	27-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
374	24-Nov-15	21-Nov-15	25-Nov-15	27-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
375	24-Nov-15	22-Nov-15	25-Nov-15	27-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
376	25-Nov-15	23-Nov-15	27-Nov-15	30-Nov-15	21-Dec-15	All	1	1	1			1-Nov-15	30-Nov-15
377	27-Nov-15	24-Nov-15	30-Nov-15	1-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
378	30-Nov-15	25-Nov-15	1-Dec-15	2-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
379	1-Dec-15	30-Nov-15	2-Dec-15	3-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
380	2-Dec-15	26-Nov-15	3-Dec-15	4-Dec-15	20-Jan-16	All	0.75	1	1			1-Dec-15	31-Dec-15
381	2-Dec-15	27-Nov-15	3-Dec-15	4-Dec-15	20-Jan-16	All	0.75	1	1			1-Dec-15	31-Dec-15
382	2-Dec-15	28-Nov-15	3-Dec-15	4-Dec-15	20-Jan-16	All	0.75	1	1			1-Dec-15	31-Dec-15
383	2-Dec-15	29-Nov-15	3-Dec-15	4-Dec-15	20-Jan-16	All	0.75	1	1			1-Dec-15	31-Dec-15
384	3-Dec-15	1-Dec-15	4-Dec-15	7-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
385	4-Dec-15	2-Dec-15	7-Dec-15	8-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15

Schedule G-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
386	7-Dec-15	3-Dec-15	8-Dec-15	9-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
387	8-Dec-15	7-Dec-15	9-Dec-15	10-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
388	9-Dec-15	4-Dec-15	10-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
389	9-Dec-15	5-Dec-15	10-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
390	9-Dec-15	6-Dec-15	10-Dec-15	11-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
391	10-Dec-15	8-Dec-15	11-Dec-15	14-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
392	11-Dec-15	9-Dec-15	14-Dec-15	15-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
393	14-Dec-15	10-Dec-15	15-Dec-15	16-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
394	15-Dec-15	14-Dec-15	16-Dec-15	17-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
395	16-Dec-15	11-Dec-15	17-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
396	16-Dec-15	12-Dec-15	17-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
397	16-Dec-15	13-Dec-15	17-Dec-15	18-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
398	17-Dec-15	15-Dec-15	18-Dec-15	21-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
399	18-Dec-15	16-Dec-15	21-Dec-15	22-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
400	21-Dec-15	17-Dec-15	22-Dec-15	23-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
401	22-Dec-15	18-Dec-15	23-Dec-15	24-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
402	22-Dec-15	19-Dec-15	23-Dec-15	24-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
403	22-Dec-15	20-Dec-15	23-Dec-15	24-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
404	22-Dec-15	21-Dec-15	23-Dec-15	24-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
405	23-Dec-15	22-Dec-15	24-Dec-15	28-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
406	24-Dec-15	23-Dec-15	28-Dec-15	29-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
407	28-Dec-15	24-Dec-15	29-Dec-15	30-Dec-15	20-Jan-16	All	1	1	1			1-Dec-15	31-Dec-15
408	29-Dec-15	25-Dec-15	30-Dec-15	31-Dec-15	20-Jan-16	All	1	0.25	1			1-Dec-15	31-Dec-15
409	29-Dec-15	26-Dec-15	30-Dec-15	31-Dec-15	20-Jan-16	All	1	0.25	1			1-Dec-15	31-Dec-15
410	29-Dec-15	27-Dec-15	30-Dec-15	31-Dec-15	20-Jan-16	All	1	0.25	1			1-Dec-15	31-Dec-15
411	29-Dec-15	28-Dec-15	30-Dec-15	31-Dec-15	20-Jan-16	All	1	0.25	1			1-Dec-15	31-Dec-15
412	29-Dec-15	25-Dec-15	30-Dec-15	31-Dec-15	19-Feb-16	All	1	0.75	1			1-Jan-16	31-Jan-16
413	29-Dec-15	26-Dec-15	30-Dec-15	31-Dec-15	19-Feb-16	All	1	0.75	1			1-Jan-16	31-Jan-16
414	29-Dec-15	27-Dec-15	30-Dec-15	31-Dec-15	19-Feb-16	All	1	0.75	1			1-Jan-16	31-Jan-16
415	29-Dec-15	28-Dec-15	30-Dec-15	31-Dec-15	19-Feb-16	All	1	0.75	1			1-Jan-16	31-Jan-16
416	30-Dec-15	29-Dec-15	31-Dec-15	4-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
417	31-Dec-15	30-Dec-15	4-Jan-16	5-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
418	4-Jan-16	31-Dec-15	5-Jan-16	6-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
419	5-Jan-16	4-Jan-16	6-Jan-16	7-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
420	6-Jan-16	1-Jan-16	7-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16

Schedule G-12

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
421	6-Jan-16	2-Jan-16	7-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
422	6-Jan-16	3-Jan-16	7-Jan-16	8-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
423	7-Jan-16	5-Jan-16	8-Jan-16	11-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
424	8-Jan-16	6-Jan-16	11-Jan-16	12-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
425	11-Jan-16	7-Jan-16	12-Jan-16	13-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
426	12-Jan-16	11-Jan-16	13-Jan-16	14-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
427	13-Jan-16	8-Jan-16	14-Jan-16	15-Jan-16	19-Feb-16	All	1.33	1	1			1-Jan-16	31-Jan-16
428	13-Jan-16	9-Jan-16	14-Jan-16	15-Jan-16	19-Feb-16	All	1.33	1	1			1-Jan-16	31-Jan-16
429	13-Jan-16	10-Jan-16	14-Jan-16	15-Jan-16	19-Feb-16	All	1.33	1	1			1-Jan-16	31-Jan-16
430	14-Jan-16	12-Jan-16	15-Jan-16	19-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
431	15-Jan-16	13-Jan-16	19-Jan-16	20-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
432	19-Jan-16	14-Jan-16	20-Jan-16	21-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
433	20-Jan-16	15-Jan-16	21-Jan-16	22-Jan-16	19-Feb-16	All	0.75	1	1			1-Jan-16	31-Jan-16
434	20-Jan-16	16-Jan-16	21-Jan-16	22-Jan-16	19-Feb-16	All	0.75	1	1			1-Jan-16	31-Jan-16
435	20-Jan-16	17-Jan-16	21-Jan-16	22-Jan-16	19-Feb-16	All	0.75	1	1			1-Jan-16	31-Jan-16
436	20-Jan-16	18-Jan-16	21-Jan-16	22-Jan-16	19-Feb-16	All	0.75	1	1			1-Jan-16	31-Jan-16
437	21-Jan-16	19-Jan-16	22-Jan-16	25-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
438	22-Jan-16	20-Jan-16	25-Jan-16	26-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
439	25-Jan-16	21-Jan-16	26-Jan-16	27-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
440	26-Jan-16	25-Jan-16	27-Jan-16	28-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
441	27-Jan-16	22-Jan-16	28-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
442	27-Jan-16	23-Jan-16	28-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
443	27-Jan-16	24-Jan-16	28-Jan-16	29-Jan-16	19-Feb-16	All	1	1	1			1-Jan-16	31-Jan-16
444	28-Jan-16	26-Jan-16	29-Jan-16	1-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
445	29-Jan-16	27-Jan-16	1-Feb-16	2-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
446	1-Feb-16	28-Jan-16	2-Feb-16	3-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
447	2-Feb-16	1-Feb-16	3-Feb-16	4-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
448	3-Feb-16	29-Jan-16	4-Feb-16	5-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
449	3-Feb-16	30-Jan-16	4-Feb-16	5-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
450	3-Feb-16	31-Jan-16	4-Feb-16	5-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
451	4-Feb-16	2-Feb-16	5-Feb-16	8-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
452	5-Feb-16	3-Feb-16	8-Feb-16	9-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
453	8-Feb-16	4-Feb-16	9-Feb-16	10-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
454	9-Feb-16	8-Feb-16	10-Feb-16	11-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
455	10-Feb-16	5-Feb-16	11-Feb-16	12-Feb-16	21-Mar-16	All	1.33	1	1			1-Feb-16	29-Feb-16

Schedule G-13

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
456	10-Feb-16	6-Feb-16	11-Feb-16	12-Feb-16	21-Mar-16	All	1.33	1	1			1-Feb-16	29-Feb-16
457	10-Feb-16	7-Feb-16	11-Feb-16	12-Feb-16	21-Mar-16	All	1.33	1	1			1-Feb-16	29-Feb-16
458	11-Feb-16	9-Feb-16	12-Feb-16	16-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
459	12-Feb-16	10-Feb-16	16-Feb-16	17-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
460	16-Feb-16	11-Feb-16	17-Feb-16	18-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
461	17-Feb-16	12-Feb-16	18-Feb-16	19-Feb-16	21-Mar-16	All	0.75	1	1			1-Feb-16	29-Feb-16
462	17-Feb-16	13-Feb-16	18-Feb-16	19-Feb-16	21-Mar-16	All	0.75	1	1			1-Feb-16	29-Feb-16
463	17-Feb-16	14-Feb-16	18-Feb-16	19-Feb-16	21-Mar-16	All	0.75	1	1			1-Feb-16	29-Feb-16
464	17-Feb-16	15-Feb-16	18-Feb-16	19-Feb-16	21-Mar-16	All	0.75	1	1			1-Feb-16	29-Feb-16
465	18-Feb-16	16-Feb-16	19-Feb-16	22-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
466	19-Feb-16	17-Feb-16	22-Feb-16	23-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
467	22-Feb-16	18-Feb-16	23-Feb-16	24-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
468	23-Feb-16	22-Feb-16	24-Feb-16	25-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
469	24-Feb-16	19-Feb-16	25-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
470	24-Feb-16	20-Feb-16	25-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
471	24-Feb-16	21-Feb-16	25-Feb-16	26-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
472	25-Feb-16	23-Feb-16	26-Feb-16	29-Feb-16	21-Mar-16	All	1	1	1			1-Feb-16	29-Feb-16
473	26-Feb-16	24-Feb-16	29-Feb-16	1-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
474	29-Feb-16	25-Feb-16	1-Mar-16	2-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
475	1-Mar-16	29-Feb-16	2-Mar-16	3-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
476	2-Mar-16	26-Feb-16	3-Mar-16	4-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
477	2-Mar-16	27-Feb-16	3-Mar-16	4-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
478	2-Mar-16	28-Feb-16	3-Mar-16	4-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
479	3-Mar-16	1-Mar-16	4-Mar-16	7-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
480	4-Mar-16	2-Mar-16	7-Mar-16	8-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
481	7-Mar-16	3-Mar-16	8-Mar-16	9-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
482	8-Mar-16	7-Mar-16	9-Mar-16	10-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
483	9-Mar-16	4-Mar-16	10-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
484	9-Mar-16	5-Mar-16	10-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
485	9-Mar-16	6-Mar-16	10-Mar-16	11-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
486	10-Mar-16	8-Mar-16	11-Mar-16	14-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
487	11-Mar-16	9-Mar-16	14-Mar-16	15-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
488	14-Mar-16	10-Mar-16	15-Mar-16	16-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
489	15-Mar-16	14-Mar-16	16-Mar-16	17-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
490	16-Mar-16	11-Mar-16	17-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
Schedule G-14

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
491	16-Mar-16	12-Mar-16	17-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
492	16-Mar-16	13-Mar-16	17-Mar-16	18-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
493	17-Mar-16	15-Mar-16	18-Mar-16	21-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
494	18-Mar-16	16-Mar-16	21-Mar-16	22-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
495	21-Mar-16	17-Mar-16	22-Mar-16	23-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
496	22-Mar-16	18-Mar-16	23-Mar-16	24-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
497	22-Mar-16	19-Mar-16	23-Mar-16	24-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
498	22-Mar-16	20-Mar-16	23-Mar-16	24-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
499	22-Mar-16	21-Mar-16	23-Mar-16	24-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
500	23-Mar-16	22-Mar-16	24-Mar-16	28-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
501	24-Mar-16	23-Mar-16	28-Mar-16	29-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
502	28-Mar-16	24-Mar-16	29-Mar-16	30-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
503	29-Mar-16	28-Mar-16	30-Mar-16	31-Mar-16	20-Apr-16	All	1	1	1			1-Mar-16	31-Mar-16
504	30-Mar-16	25-Mar-16	31-Mar-16	1-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
505	30-Mar-16	26-Mar-16	31-Mar-16	1-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
506	30-Mar-16	27-Mar-16	31-Mar-16	1-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
507	31-Mar-16	29-Mar-16	1-Apr-16	4-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
508	1-Apr-16	30-Mar-16	4-Apr-16	5-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
509	4-Apr-16	31-Mar-16	5-Apr-16	6-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
510	5-Apr-16	4-Apr-16	6-Apr-16	7-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
511	6-Apr-16	1-Apr-16	7-Apr-16	8-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
512	6-Apr-16	2-Apr-16	7-Apr-16	8-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
513	6-Apr-16	3-Apr-16	7-Apr-16	8-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
514	7-Apr-16	5-Apr-16	8-Apr-16	11-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
515	8-Apr-16	6-Apr-16	11-Apr-16	12-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
516	11-Apr-16	7-Apr-16	12-Apr-16	13-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
517	12-Apr-16	11-Apr-16	13-Apr-16	14-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
518	13-Apr-16	8-Apr-16	14-Apr-16	15-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
519	13-Apr-16	9-Apr-16	14-Apr-16	15-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
520	13-Apr-16	10-Apr-16	14-Apr-16	15-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
521	14-Apr-16	12-Apr-16	15-Apr-16	18-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
522	15-Apr-16	13-Apr-16	18-Apr-16	19-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
523	18-Apr-16	14-Apr-16	19-Apr-16	20-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
524	19-Apr-16	18-Apr-16	20-Apr-16	21-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
525	20-Apr-16	15-Apr-16	21-Apr-16	22-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16

Schedule G-15

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
526	20-Apr-16	16-Apr-16	21-Apr-16	22-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
527	20-Apr-16	17-Apr-16	21-Apr-16	22-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
528	21-Apr-16	19-Apr-16	22-Apr-16	25-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
529	22-Apr-16	20-Apr-16	25-Apr-16	26-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
530	25-Apr-16	21-Apr-16	26-Apr-16	27-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
531	26-Apr-16	25-Apr-16	27-Apr-16	28-Apr-16	20-May-16	All	1	1	1			1-Apr-16	30-Apr-16
532	27-Apr-16	22-Apr-16	28-Apr-16	29-Apr-16	20-May-16	All	1	0.67	1			1-Apr-16	30-Apr-16
533	27-Apr-16	23-Apr-16	28-Apr-16	29-Apr-16	20-May-16	All	1	0.67	1			1-Apr-16	30-Apr-16
534	27-Apr-16	24-Apr-16	28-Apr-16	29-Apr-16	20-May-16	All	1	0.67	1			1-Apr-16	30-Apr-16
535	27-Apr-16	22-Apr-16	28-Apr-16	29-Apr-16	20-Jun-16	All	1	0.33	1			1-May-16	31-May-16
536	27-Apr-16	23-Apr-16	28-Apr-16	29-Apr-16	20-Jun-16	All	1	0.33	1			1-May-16	31-May-16
537	27-Apr-16	24-Apr-16	28-Apr-16	29-Apr-16	20-Jun-16	All	1	0.33	1			1-May-16	31-May-16
538	28-Apr-16	26-Apr-16	29-Apr-16	2-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
539	29-Apr-16	27-Apr-16	2-May-16	3-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
540	2-May-16	28-Apr-16	3-May-16	4-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
541	3-May-16	2-May-16	4-May-16	5-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
542	4-May-16	29-Apr-16	5-May-16	6-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
543	4-May-16	30-Apr-16	5-May-16	6-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
544	4-May-16	1-May-16	5-May-16	6-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
545	5-May-16	3-May-16	6-May-16	9-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
546	6-May-16	4-May-16	9-May-16	10-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
547	9-May-16	5-May-16	10-May-16	11-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
548	10-May-16	9-May-16	11-May-16	12-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
549	11-May-16	6-May-16	12-May-16	13-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
550	11-May-16	7-May-16	12-May-16	13-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
551	11-May-16	8-May-16	12-May-16	13-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
552	12-May-16	10-May-16	13-May-16	16-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
553	13-May-16	11-May-16	16-May-16	17-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
554	16-May-16	12-May-16	17-May-16	18-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
555	17-May-16	16-May-16	18-May-16	19-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
556	18-May-16	13-May-16	19-May-16	20-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
557	18-May-16	14-May-16	19-May-16	20-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
558	18-May-16	15-May-16	19-May-16	20-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
559	19-May-16	17-May-16	20-May-16	23-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
560	20-May-16	18-May-16	23-May-16	24-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16

Schedule G-16

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

						Schedule G

Row Number	Payment Generation Date	Flow Date	Invoice Date	Payment Date	TrueUp Date	Product Group	Payment Factor	TrueUp Factor	Cumulative Factor	Asphalt Pricing Month	ZeroPen Pricing Month	Inv Month Start Date	Inv Month End Date
561	23-May-16	19-May-16	24-May-16	25-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
562	24-May-16	23-May-16	25-May-16	26-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16
563	25-May-16	20-May-16	26-May-16	27-May-16	20-Jun-16	All	1.33	1	1			1-May-16	31-May-16
564	25-May-16	21-May-16	26-May-16	27-May-16	20-Jun-16	All	1.33	1	1			1-May-16	31-May-16
565	25-May-16	22-May-16	26-May-16	27-May-16	20-Jun-16	All	1.33	1	1			1-May-16	31-May-16
566	26-May-16	24-May-16	27-May-16	31-May-16	20-Jun-16	All	1	1	1			1-May-16	31-May-16

Schedule G-17

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule H
Form of Inventory Reports
Paramount Petroleum Corporation Daily Inventory Report
“Available Volume” Tab: reports Paramount Refinery and Lakewood terminal daily inventory data

Product Description
Ending Inventory Volume
Date
Tank numbers
Time of inventory reading

“Offsite Available Volume” Tab: reports daily inventory data for linefill and third party terminal tanks
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventory as in the “Available Volume” tab)

“LB Available Volume” Tab: reports Long Beach terminal daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventory as in the “Available Volume” tab)

“BKFD Available Volume” Tab: reports Bakersfield location daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventory as in the “Available Volume” tab)

Paramount Asphalt Terminal Inventory Report
“BK” Tab: reports Bakersfield Asphalt terminal daily and monthly inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor. End of Month report is the same format)

Date
Tank numbers

Ending Inventory
Product description

“EG” Tab: reports Elk Grove location daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor. End of Month report is the same format)

“MOJ” Tab: reports Mojave location daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor. End of Month report is the same format)

“PHX” Tab: reports Phoenix location daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor. End of Month report is the same format)

“RB” Tab: reports Richmond Beach location daily inventory data
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor. End of Month report is the same format)

Paramount Petroleum Corporation End of Month Inventory Reports

Sample EOM Report. Contains multiple tab. Bakersfield has 3 tabs and Paramount has 5 tabs.
(Note: All tabs have the same definitions with regard to tank numbers, product description, date and ending inventor,s save the last tab,“Overview”)
Ending Inventory
Product description
Tank numbers

TANK NAME	GAUGE (Feet)	BS&W (Feet)	TEMP FAR	PRODUCT CODE	GRAVITY API	VOLUME BBL	Volume Change BBL
202	00'-00 0/0"	00'-00 0/0"	60	H2	11.6	0	0
203	00'-00 0/0"	00'-00 0/0"	60	H2	11.6	0	0
500	00'-00 0/0"	00'-00 0/0"	60	ET	11.6	0	0
D709	00'-00 0/0"	00'-00 0/0"	80	PENTANE	101.8	0	0
D710	04'-00 5/8"	00'-00 0/0"	80	PENTANE	101.8	335	0
776	00'-00 0/0"	00'-00 0/0"	60	SS	9.5	0	0
1012	05'-07 7/8"	00'-00 0/0"	357	PG 64-28TR	4.5	327	-263
1013	13'-04 0/0"	00'-00 0/0"	330	PG 64-28TR	4.5	777	140
1014	05'-09 7/8"	00'-00 0/0"	190	SC-800	12.0	358	44
1015	01'-05 0/0"	00'-00 0/0"	88	LTSLOP	11.4	83	0
1019	15'-09 4/8"	00'-00 0/0"	481	TRMAC	5.0	614	-77
1020	00'-00 0/0"	00'-00 0/0"	47	2H	8.8	0	0
1021	08'-08 7/8"	00'-00 0/0"	100	H2	11.6	553	-9
1022	03'-02 5/8"	00'-00 0/0"	92	EBS	6.0	204	-529
1023	10'-08 0/0"	00'-00 0/0"	60	SE	10.0	0	0
1024	10'-08 4/8"	00'-00 0/0"	60	SE	10.0	0	0
1026	00'-06 0/0"	00'-00 0/0"	177	ET	8.8	31	0
1027	07'-05 0/0"	00'-00 0/0"	106	BLEND	9.0	469	-21
1028	08'-03 0/0"	00'-00 0/0"	229	BLEND	9.0	497	0
2014	03'-07 7/8"	00'-00 0/0"	300	LTSLOP	20.2	414	0
2044	14'-06 7/8"	00'-00 0/0"	372	VTB	6.2	1,057	-305
2046	15'-10 5/8"	00'-00 0/0"	261	VTB	6.0	1,188	382
2047	01'-06 1/8"	00'-00 0/0"	244	VTB	6.8	114	-1,117
2048	06'-04 0/0"	00'-00 0/0"	330	EBS	4.5	722	-507
2049	06'-08 7/8"	00'-00 0/0"	358	767 MOD	6.9	762	50
2501	07'-04 3/8"	00'-00 0/0"	130	SS1H	8.6	617	-245
2502	00'-03 3/8"	00'-00 0/0"	80	SS1H	7.0	25	0
3501	04'-05 7/8"	00'-00 0/0"	243	PG 64-16	5.9	934	635
S5B1	00'-00 0/0"	00'-00 0/0"	60	SL	11.6	0	0
S5B2	00'-00 0/0"	00'-00 0/0"	0	SL	11.6	0	0
5001	09'-02 1/8"	00'-00 0/0"	340	PG 76-22TR	5.4	1,494	1,360
5002	09'-06 5/8"	00'-00 0/0"	370	MAC-15TR	3.8	1,558	-1,330
5003	08'-08 0/0"	00'-00 0/0"	360	PG 64-28TR	7.0	1,407	-1,602
5004	06'-08 2/8"	00'-00 0/0"	380	EBS	4.4	1,002	632
5005	07'-06 0/0"	00'-00 0/0"	370	EBS	4.4	1,108	-1,105
5006	10'-08 0/0"	00'-00 0/0"	76	ETHANOL	46.7	1,262	-13
5007	09'-00 3/8"	00'-00 0/0"	264	EBS	6.0	1,045	-1,752
5501	21'-10 0/0"	00'-00 0/0"	85	SC	7.0	3,917	10
6001	33'-05 4/8"	02'-06 0/0"	76	KD	44.6	4,329	7
6002	00'-00 0/0"	00'-00 0/0"	70	KD	44.3	0	0
10B1	15'-08 0/0"	15'-08 0/0"	65	LTSLOP	27.3	0	0
10B3	16'-01 5/8"	00'-00 0/0"	329	PG 58-28	6.0	5,963	-189
10B4	26'-11 6/8"	00'-00 0/0"	282	PG 70-10	4.9	6,742	-314
10B5	04'-02 0/0"	00'-02 0/0"	64	FN	57.1	1,510	0
10B6	10'-00 3/8"	00'-06 0/0"	78	UD	22.5	3,862	142
10B7	00'-00 0/0"	00'-00 0/0"	50	UGO	34.0	0	0
10B8	00'-00 0/0"	00'-00 0/0"	61	EPA	38.5	0	0
10B9	12'-02 2/8"	12'-02 2/8"	65	LTSLOP	27.8	0	0
12B1	00'-00 0/0"	00'-00 0/0"	89	LTSLOP	44.7	0	0
12B2	00'-02 0/0"	00'-02 0/0"	50	LTSLOP	44.0	0	0
20B1	27'-11 5/8"	00'-00 0/0"	343	TRMAC	4.1	12,749	2,491
20B2	27'-02 3/8"	00'-00 0/0"	358	PG 64-16	3.5	12,271	-1,962
20B3	04'-01 7/8"	00'-02 4/8"	64	CARBOB	64.7	1,768	0
20B4	00'-00 0/0"	00'-00 0/0"	43	UD	33.7	0	0

PPC Custom, Daily Tank Data (IR01), version 2.0

Report Date : Oct 01, 2014 4:08:17 PM

“Overview” Tab

Crimson California Pipeline End of Month Inventory Statement

Pacific Pipeline System - Line 63 End of Month Inventory Statement

Pacific Pipeline System LLC - Line 63

Shipper Activity Summary

Page 1 of 1

Contact: Laura J. Allen
Phone: (661) 336-7916
Fax: (661) 336-7921
E-Mail: ljallen@paalp.com

Business Cycle: 09/14-01
Invoice Date: 10/09/2014

J Aron & Company
James Brush
200 West Street
5th Floor
New York, NY 10282

Customer No: 4304

System Grade	Inventory Location	NSV Beginning Inventory	NSV Receipts	NSV Adjustments	NSV Loss Allow.	NSV Delivery Volume	NSV Ending Inventory	NSV Required Inventory	NSV Over/(Under) Inventory Minimum Balance
Line 63 (Plains Pipeline, L.P.) 09/14-01 Transportation Cycle									
ANS	Del Amo	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total for: Alaskan N Slope (ANS)		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
BAS	Del Amo	840.40	0.00	0.00	0.00	0.00	840.40	0.00	840.40
BAS	West Hynes Station	(840.40)	0.00	0.00	0.00	0.00	(840.40)	0.00	(840.40)
Total for: Basrah Light (BAS)		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
CAL	Del Amo	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Total for: Calypso Crude (CAL)		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
L63	Metson Station	1,041.36	0.00	0.00	0.00	0.00	1,041.36	0.00	1,041.36
Total for: Line 63 Crude (L63)		**1,041.36**	**0.00**	**0.00**	**0.00**	**0.00**	**1,041.36**	**0.00**	**1,041.36**
ORI	Del Amo	642.54	0.00	0.00	0.00	0.00	642.54	0.00	642.54
ORI	West Hynes Station	(642.54)	0.00	0.00	0.00	0.00	(642.54)	0.00	(642.54)
Total for: Oriente (ORI)		**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**	**0.00**
Total for: Line 63 09/14-01 Transportation Cycle		**1,041.36**	**0.00**	**0.00**	**0.00**	**0.00**	**1,041.36**	**0.00**	**1,041.36**
Total for: J Aron & Company		**1,041.36**	**0.00**	**0.00**	**0.00**	**0.00**	**1,041.36**	**0.00**	**1,041.36**

Legend:
- NSV: Net Standard Volume in Barrels
- Location: Delivery point for Receipt-based Tariffs; Receipt point for Delivery-based Tariffs
- Adjustments: Inventory Transfers, High Gravity Deductions, Rebrands, and Loss Gain Distributions

Schedule H-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE I
Ending Inventory Targets
(Volume in excess of Baseline Volume)
(in barrels)

		May 31, 2012	June 30, 2012	July 31, 2012
Crude	Total	0	0	0
Gasoline	Total	0	0	0
Jet Fuel	Total	0	0	0
Diesel	Total	0	0	0
Catfeed	Total	0	0	0
Slop/Transmix	Total	0	0	0
Asphalt	Total	0	0	0
Propane/LPG	Total	0	0	0
Total		0	0	0

Schedule I-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE J
Scheduling and Communications Protocol

CRUDE OIL and OTHER FEEDSTOCKS

Trade Execution Protocol:
To the extent Alon requests that J. Aron consider purchasing Crude Oil outside the Existing Procurement Contracts, the following steps need to be followed as soon as trade details are available:
1)Company to provide to J. Aron via e-mail a trade sheet(s) specifying all negotiated trade details & terms, as soon as available. (See template in Schedule Q.)
2)J. Aron to confirm to Company via e-mail if it agrees with all economics & terms.
3)If any amendments are made to the original trade sheet, Company will provide a final revised trade sheet for documentation.
4)All trade execution communications should be sent to J. Aron at:
(***)
Scheduling Protocol
J. Aron & Company (“Aron”) shall:

1)
Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate crude oil scheduler(s) who will be responsible for performing and communicating to Company all of Aron’s nomination and scheduling obligations as detailed in the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

(***)

3)	Upon receipt from Company, nominate the Company’s crude oil Procurement Contracts with Third Party Suppliers, pipelines and facilities.

4)	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to/from Company, Third Party Suppliers and/or pipeline/facility operators prior to and within the Delivery Month.

Company shall:

1)
Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

Schedule J-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2)
Designate a crude oil scheduler who will be the primary person responsible for performing and communicating to J. Aron all Company’s obligations of the Amended and Restated Supply and Offtake Agreement. All scheduling communications to Company should be sent to: (***)

3)	Provide Aron with scheduling instructions for each crude oil Procurement Contract with Third Party Suppliers, pipelines and facilities

4)	Promptly communicate to Aron any nomination grade and/or quantity changes relating to any Third Party Suppliers, pipelines and facilities prior to and within the Delivery Month.

PRODUCTS

Aron shall:

1)
Unless otherwise agreed between the Parties, Aron shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

1)
Designate a Products scheduler(s) who will be responsible for performing and communicating to Company all Aron obligations as detailed in the Supply and Offtake Agreement. All scheduling communications to J. Aron should be sent to:

(***)

2)	Upon receipt from Company, nominate the Company’s Products nominations with Pipelines and Facilities

3)	Upon receipt, promptly communicate any nomination, grade and/or quantity changes to Company, Third Party Suppliers and/or pipeline and/or facility operators prior to and within the Delivery Month.

4)	Promptly communicate to Company any nomination, quantity or date changes to prior nominations, prior to and within the flow month.

Company shall:

1)
Unless otherwise agreed upon by the Parties, Company shall perform all of their scheduling responsibilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

2)
Designate a Products scheduler(s) who will be responsible for performing and communicating to Aron all Company obligations of the Supply and Offtake Agreement. Communications to Aron shall be sent to: (***)

3)	Provide Aron with all monthly Products Nominations in accordance with the Supply and Offtake Agreement.

4)	Promptly communicate to Aron any nomination, quantity or date changes to prior nominations.

AGENCY APPOINTMENT:

1)
From time to time, with respect to Crude Oil and Products held and/or shipped by Aron in pipelines and/or facilities, Aron may appoint Paramount Petroleum Corporation, (“PPC”), to act as Aron’s Agent for purposes of scheduling all intra-

Schedule J-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

month movements of Crude Oil and Products by pipeline and/or facility provided that (a) Aron reserves the right to notify the pipeline and/or facility at any time that Aron has terminated such appointment and (b) following receipt of such notice, the pipeline and/or facility shall cease to follow instructions from PPC with respect to all Crude Oil and Products of Aron that is then or thereafter held and/or shipped in the pipeline and/or facility

2)
To further clarify, when Crude Oil is procured from a vessel to be delivered at a facility, Aron shall perform all of their scheduling responsibilities related to the receiving pipelines and/or facilities in accordance with current tariffs, mutually agreed terms and conditions and follow standard industry practice.

When appointed as agent Company shall:

1)
Within the Delivery Month, liaise directly with Third Party Suppliers, pipeline and/or Facility operators to make adjustments to the delivery schedule for Crude Oil and Product volumes previously nominated by Aron.

2)	Promptly communicate to Aron any nomination, quantity or date changes to prior nominations

3)	Nominate the Company’s monthly Products nominations with pipelines and facilities

Schedule J-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule K
Monthly Excluded Transaction Fee Determination
Gasoline
Meets Kinder Morgan CARBOB-Regular (Pipeline Product Code group A) specification for the month of delivery
For all CARBOB-Regular sold in an Excluded Transaction, the per barrel Adjustment for such gasoline shall equal to the sum of:

[(a)-(b)+(c)]

Where:

a)	(***)

b)	(***)

c)	Reimbursement of any fees charged by Kinder Morgan associated with the sale /delivery of Gasoline

For any grade of Gasoline other than CARBOB regular sold in the Excluded transaction, the per barrel Adjustment for such gasoline shall equal to the sum of:

[(a)-(b)+(c)+(d)]

Where:

a)	(***)

b)	(***)

c)	Any fees charged by Kinder Morgan associated with the sale/delivery of Gasoline

d)	The agreed upon trade differential between the other grade of Gasoline and CARBOB-Regular

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

Schedule K-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Diesel:
Meets Kinder Morgan CARB Diesel (Pipeline product code 80) specification for the month of delivery
For all CARB Diesel sold in an Excluded Transaction, the per barrel Adjustment for such diesel shall equal to the product of:

[(a)-(b)+(c)]

Where:

a)	(***)

b)	(***)

c)	Any fees charged by Kinder Morgan associated with the sale/delivery of Diesel

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

For any grade of Diesel other than CARB Diesel sold in the Excluded transaction, the per barrel Adjustment for such Diesel shall equal to the sum of:

[(a)-(b)+(c)+(d)]

Where:

a)	Is as described above for CARB Diesel

b)	(***)

c)	Reimbursement of any fees charged by Kinder Morgan associated with the sale of Diesel

d)	The agreed upon trade differential between the other grade of Diesel and CARB Diesel

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

Schedule K-2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Jet:
Meets Kinder Morgan Jet Fuel (Jet A-Pipeline product code 15) specification for the month of delivery
For all Jet sold in an Excluded Transaction, the per barrel Adjustment for such Jet shall equal to the product of:

[(a)-(b)+(c)]

Where:

a)	(***)

b)	(***)

a)	Reimbursement of any fees charged by Kinder Morgan associated with the sale/delivery of Jet

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

For any grade of Jet Fuel other than Jet A sold in the Excluded transaction, the per barrel Adjustment for such Diesel shall equal to the sum of:

[(a)-(b)+(c)+(d)]

Where:

a)	Is as described above for Jet

b)	(***)

c)	Any fees charged by Kinder Morgan associated with the sale of Jet

d)	The agreed upon trade differential between the other grade of Jet and Jet A.

Any quoted prices and FIFO prices will be converted to a $/Barrel basis
“Barrel” means forty-two (42) net U.S. gallons, measured at 60° F.

Schedule K-3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule L
Monthly Working Capital Adjustment

To determine the Monthly Working Capital Adjustment for any month, Aron shall apply the following procedures:
1. Aron shall calculate the Net Working Capital Balance for such month. “Net Working Capital Balance” means, for any month, the sum of the Long Crude FIFO Value, the Short Crude FIFO Value, all Long Product FIFO Values and all Short Product FIFO Values, each as of the end of such month, which sum may be positive or negative.
2. If the Net Working Capital Balance is positive, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR plus the greater of (i) (***) and (ii) (***). In such case, the product of such positive amount and negative one shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to Aron in the Monthly True-up Amount.

3. If the Net Working Capital Balance is negative, then Aron shall compute the amount of interest that would have accrued on such amount during the relevant month, at a rate equal to LIBOR, computed on the basis of actual days elapsed over a 365 day year, which shall result in a negative amount. In such case, the absolute value of such amount shall be the “Monthly Working Capital Adjustment” for such month, which shall represent an amount due to the Company in the Monthly True-up Amount.

As used above, LIBOR means, for any month, the rate for one-month deposits in U.S. Dollars, as quoted on Reuters page LIBOR01 (or such other page as may replace that page on that service) as of 11:00 a.m., London, England time, on the second Business Day prior to such month; provided that if any such day is not a London banking day, LIBOR for such day shall be LIBOR for the immediately preceding London banking day. If such quote is not available, then LIBOR shall be determined as the average of the rate at which overnight deposits in U.S. Dollars are offered by leading banks in the London inter-bank market.

Schedule L-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SCHEDULE M

Notices

If to the Company, to:
Paramount Petroleum Corporation 12700 Park Central Drive, Suite 1600 Dallas, TX 75251 972-367-4000 (Main Number)
General Notices:
Senior Vice President of Supply, Trading & Optimization: (***)	Legal: Senior Vice President and General Counsel (***)
Senior Vice President and Chief Financial Officer: (***)	Treasury: (***)
Supply and Trading:
Director, Supply, Trading and Business Development: (***) Products Trading: (***) Scheduling and Logistics: (***)	Planning and Logistics: (***) Products Trading: (***)

Payable and Billing:
Accounting Manager: (***)	Back up Accounting: (***)
Crude Accounting: (***)
Products Accounting Daily Payments: (***) Invoicing / Statements / True Ups: (***)	Yield Accounting: (***)
Production & Yield Accounting:
Refinery Controller & Yield Accounting: (***)

General Manager of Operations, Economics, Planning and Logistics (***)

If to Aron, to:
Trading and Sales: (***)	(***)
(***)	(***)

Scheduling (***)	(***)
Confirmations:
Primary: (***)	Alternate: (***)

Payments:
Invoicing/Statements:
Primary: (***)	Alternate: (***)
Alternate: (***)	(***)
General Notices:
(***)

Schedule M-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule N
FIFO Balance Final Settlements
The “FIFO Balance Final Settlement” shall be determined as follows:
1. As of the Termination Date, the Short Crude FIFO Position, Long Crude FIFO Position, Short Product FIFO Positions (for all Products) and Long Product FIFO Positions (for all Products) shall be calculated as if such Termination Date were the end of a month.
2. If such Short Crude FIFO Position does not equal zero, then the “Final Short Crude Value” shall equal:
(Step-Out Price x Short Crude FIFO Position) - (Short Crude FIFO Value)
3. If such Long Crude FIFO Position does not equal zero, then the “Final Long Crude Value” shall equal:
(Step-Out Price x Long Crude FIFO Position) – (Long Crude FIFO Value)
4. For each Short Product FIFO Position that does not equal zero, the “Final Short Product Value” shall equal:
(Step-Out Price x Short Product FIFO Position) - (Short Product FIFO Value)
5. For each Long Product FIFO Position that does not equal zero, the “Final Long Product Value” shall equal:
(Step-Out Price x Long Product FIFO Position) – (Long Product FIFO Value)
6. The “FIFO Balance Final Settlement” shall equal the sum of all amounts determined under items 2 through 5 above; provided that if such sum is a positive number it shall be due to the Company and it such amount is a negative number, the absolute value thereof shall be due to Aron.
7. For purposes of including the FIFO Balance Final Settlement in the Termination Amount, if such amount is due to Aron, it will be included therein as a positive number and if such amount is due to the Company, it will be included therein as a negative numbers.

Schedule N-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule O

										6/4/2012 20:52			crude 38.75		OCT	35000	5250
Oct 2011 Carbob/Component Production Forecast:						RefRate							Gas=15%		OCT	37000	5550
NormProdn = .80* Rcf Rate/% reformate				My plan 189,524	EC Plan 181	-5650	ec	PPC			ISOOctaine	ISOOctaine	IsoOctane	IsoOctane	OCT	40000	6000
	PPC	Avail	CARBOB					ISO	Other	To	At Chem	Chem	Fr Chem to	Fr Chem to	OCT	45000	6750
		End Inv.	Prod	ISOOct	LSR	ToKM		End Inv.	Inbound	Blending	Purchase	End Inv	PPC	Bako		39250
A1 in Feb to Oct, A2 in Nov, A3 in Dec to Feb 2nd cyc					(+Pent+LPG)				assume 11.6%			Bottom = 1980
		Ref. gas. LSR	67.50%	11.60%	18%+2.5%+.4%
A1	30-Sep	18,025			20.90%		30-Sep	5,490	0			5,074			ref
	10/1	24,188	4,050	754	1,359	0	10/1	5,795	1,059	-754		604	-1,059	-3,411
	10/2	25,038	4,050	754	1,359	0	10/2	6,647	0	-754		1,675	0	0
	10/3	29,031	4,050	754	1,359	0	10/3	6,645	0	-754		1,678	0	0	5500
	10/4	13,233	4,050	754	1,359	-19,000	10/4	5,891	0	-754		1,678	0	0	5430
	10/5	19,934	4,050	754	1,359	0	10/5	5,032	0	-754		1,678	0	0	3700
	10/6	25,184	3,544	609	1,097	0	10/6	4,423	0	-609	20,000	21,678	0	0
	10/7	10,934	3,544	609	1,097	-19,500	10/7	5,287	1,473	-609		19,009	-1,473	-1,196
	10/8	16,184	3,544	609	1,097	0	10/8	6,151	1,473	-609		16,339	-1,473	-1,197
	10/9	13,771	3,544	609	1,097	0	10/9	9,068	1,474	-609		13,278	-1,474	-1,197	3900
	10/10	20,411	4,050	609	1,097	0	10/10	8,918	1,265	-609		9,916	-1,265	-1,065	4200
	10/11	14,709	4,050	609	1,097	-9,000	10/11	8,882	0	-609		7,391	0	-2,958	4024
	10/12	9,503	4,556	783	1,097	-9,333	10/12	8,881	0	-783		4,034	0	-3,186	5500
	10/13	15,180	4,556	783	1,097	0	10/13	7,545	0	-783		2,338	0	-2,325	5800
	10/14	21,617	4,556	783	1,097	0	10/14	6,762	0	-783		2,127	0	-211	5800
	10/15	28,053	4,556	783	1,097	0	10/15	5,979	0	-783		2,127	0	0
	10/16	28,402	4,556	783	1,097	0	10/16	7,200	0	-783		2,337	0	0	5400
	10/17	30,843	4,556	783	1,097	0	10/17	7,196	0	-783		2,337	0	0	5400
	10/18	13,877	4,556	783	1,097	-23,403	10/18	6,413	0	-783	12,964	15,257	0	0	4200
	10/19	20,313	4,556	783	1,097	0	10/19	5,630	0	-783		14,201	0	-1,056
	10/20	26,243	4,050	783	1,097	0	10/20	5,892	1,045	-783		10,656	-1,045	-2,500
	10/21	32,174	4,050	783	1,097	0	10/21	6,943	1,834	-783		8,822	-1,834	0
	10/22	38,104	4,050	783	1,097	0	10/22	7,994	1,834	-783		6,988	-1,834	0
	10/23	6,670	4,050	783	1,097	-27,000	10/23	12,088	1,833	-783		3,043	-1,833	-2,112	4761
	10/24	12,600	4,050	783	1,097	0	10/24	12,578	1,273	-783		1,770	-1,273	0	5000
	10/25	16,436	4,556	783	1,097	0	10/25	12,506	0	-783		1,857	0	0	4800
	10/26	21,497	4,556	783	1,097	0	10/26	12,509	0	-783		1,857	0	0	5500
	10/27	27,934	4,556	783	1,097	0	10/27	11,726	0	-783		1,857	0	0
A2?	10/28	34,370	4,556	783	1,097	0	10/28	10,943	0	-783		1,857	0	0
	10/29	40,807	4,556	783	1,097	0	10/29	10,160	0	-783		1,857	0	0
	10/30	44,779	4,556	783	1,097	0	10/30	9,713	0	-783		1,857	0	0
	10/31	22,016	4,556	783	1,097	-29,200	10/31	8,930	0	-783		1,857	0	0
		Total	131,119	23,084	35,321			250,327	14,563	-23,084	32,964	183,960	-14,563	-22,414
		Per Day	4,371	769	1,177			8,344	485	-769	1,099	6,132	-485	-747

	ECOM (Avail+Heel) PPC					Bottoms		(A1)	Mid Sep	Reformate	67.5%
		BOB	33,426	PPC/KM		9mb			LA	ISO	11.6%
		Alky/Iso	17,064	PPC/KM/Chem		6mb				LSR	18.0%
		Total	50,490							Pentane	2.5%
										LPG	0.4%
											100.0%

	Oct 2011 Kinder Morgan Carbob Inventory Forecast :								6/4/2012 20:52
								A1						B1	PREMIUM
	Date	Tk-100059	Ship	Cust	Tender		Date	KM Comm	Ship	Cust	Tender	KM Avail	Date	KM Comm	Ship	Cust	Tender
	usable is 92,320							80006	book=2625					book=-19
	30-Sep	10,907					30-Sep	518				11425	30-Sep	(1,273)
	10/1	40,507	29600	PPC		0	10/1	518				41025	10/1	-1,273
	10/2	40,507	-			0	10/2	518				41025	10/2	-1,273
A1	10/3	15,682	24,825	IPC	PPC-IPC-COP Comm	0	10/3	518				16200	10/3	-1,273
	10/4	15,682				-19,000	10/4	518				16200	10/4	-1,273
	10/5	38,115	22433	PPC		0	10/5	518				38633	10/5	-1,273
	10/6	13,336	-24,779	IPC	PPC-IPC-VIT-Tk 150050	0	10/6	518				13854	10/6	-1,273
	10/7	32,659	19323	PPC		-19,500	10/7	518				33177	10/7	-1,273
	10/8	32,659				0	10/8	518				33177	10/8	-1,273
	10/9	32,659				0	10/9	518				33177	10/9	-1,273
	10/10	32,659				0	10/10	518				33177	10/10	-1,273
	10/11	32,659				-19,000	10/11	518				33177	10/11	-1,273
	10/12	50,992	18333	PPC		0	10/12	518				51510	10/12	-1,273
	10/13	50,991				0	10/13	518				51509	10/13	-1,273
	10/14	50,991				0	10/14	518				51509	10/14	-1,273
	10/15	50,991	0	PPC	off spec rvp-lsr ref	0	10/15	518				51509	10/15	-1,273
	10/16	50,991			went 16th	0	10/16	518				51509	10/16	-1,273
	10/17	26,160	-24,831	IPC	PPC-IPC-VIT-CPH Comm	0	10/17	518				26678	10/17	-1,273
		26,160				0		518				26678		-1,273
	10/18	26,161				-25,000	10/18	518				26679	10/18	-1,273
		49,563	23403			0		518				50081		-1,273
	10/19	24,590	-24,973	QT	BPWS-A1-039	0	10/19	518				25108	10/19	-1,273
	10/20	24,590				0	10/20	518				25108	10/20	-1,273
	10/21	-47	-24,637	WPT	MOBS-A1-039B	0	10/21	518				471	10/21	-1,273
	10/22	-47				-25,000	10/22	518				471	10/22	-1,273
	10/23	26,602	26649	PPC		0	10/23	518				27120	10/23	-1,273
	10/24	1,891	-24,711	IPC	PPC-IPC-XOM-VIT Tk 50	0	10/24	518				2409	10/24	-1,273
	10/25	1,891				0	10/25	518				2409	10/25	-1,273
	10/26	1,892				0	10/26	518				2410	10/26	-1,273
	10/27	1,892				0	10/27	518				2410	10/27	-1,273
	10/28	1,892				0	10/28	518				2410	10/28	-1,273
	10/29	1,892				0	10/29	518				2410	10/29	-1,273
	10/30	1,892				0	10/30	518				2410	10/30	-1,273
a2	10/31	1,892				0	10/31	518				2410	10/31	-1,273

	on gatx and match other co
	on gatx but do not match other co				OPIS prints hi rvp till Jan 31 switches to lo rvp Feb
	not on gatx schd

Oct 2011 Carbob/ Component Production Forecast:										6/4/2012 20:52			VGO Rate		12500
													BOB = 39.8%		4975
													RFG =44.2%		5525
Norm Prodn =.35*DC HCU chrg rat				My plan 115,575	EC w/o eth 154,188	12,500		HC Rate (DC Charge)
	Bako	Avail	CARBOB			EC 171 rfg		Avail	Premium	Premium		BAKO	Avail	ISO	To Reg	To Prem
		End Inv.	Prod			Rack		End Inv.	Prod	Purchase	Rack		End Inv.	Inbound	Blending	Blending
	blending+finished		Ref	alky or iso	LSR/Pent	took 10% for eth out of rack vol				took 10% for eth out of rack vol					13-14%	25-28%
	30-Sep	19,684	75%	10%	15.50%		30-Sep	965	0			30-Sep	9,829		10%		DC Charge
	10/1	14,044	0	0	0	-5,640	10/1	6,745	6,000	417	-637	10/1	11,950	3,411	0	-1,290
A1	10/2	9,995	0	0	0	-5,640	10/2	6,867	0	0	-637	10/2	9,512	0	0	0	12,017
	10/3	21,347	12,000	1,600	2,480	-3,698	10/3	6,269	0	0	-580	10/3	7,285	0	-1,600	0	12257
	10/4	17,533	0	0	0	-3,814	10/4	5,812	0	0	-457	10/4	7,285	0	0	0	13236
	10/5	13,239	0	0	0	-4,688	10/5	5,360	0	0	-400	10/5	7,224	0	0	0	13502
	10/6	25,492	12,000	1,600	2,480	-3,827	10/6	4,920	0	0	-440	10/6	5,624	0	-1,600	0
	10/7	21,778	0	0	0	-3,714	10/7	4,529	0	0	-391	10/7	6,820	1,196	0	0
	10/8	18,064	0	0	0	-3,714	10/8	4,137	0	0	-392	10/8	8,017	1,197	0	0
	10/9	33,082	14,250	1,900	2,945	-3,713	10/9	3,706	0	0	-392	10/9	6,305	1,197	-1,900	0	13504
	10/10	29,340	0	0	0	-3,893	10/10	3,398	0	0	-356	10/10	7,370	1,065	0	0	13514
	10/11	41,769	12,000	1,600	2,480	-3,152	10/11	2,870	0	0	-537	10/11	8,739	2,958	-1,600	0	13512
	10/12	39,930	0	0	0	-3,916	10/12	2,236	0	0	-610	10/12	11,628	3,186	0	0	13499
	10/13	36,124	0	0	0	-3,675	10/13	1,849	0	0	-431	10/13	13,953	2,325	0	0	11354
	10/14	32,167	0	0	0	-3,957	10/14	1,309	0	0	-540	10/14	14,164	211	0	0
	10/15	44,289	12,000	1,600	2,480	-3,958	10/15	769	0	0	-540	10/15	12,564	0	-1,600	0
	10/16	45,818	0	0	0	-3,958	10/16	179	0	0	-541	10/16	12,302	0	0	0	12104
	10/17	37,672	0	0	0	-4,444	10/17	6,087	6,000	0	0	10/17	10,844	0	0	-1,452	13502
	10/18	50,510	12,000	1,600	2,480	-3,242	10/18	5,931	0	0	-156	10/18	9,244	0	-1,600	0
	10/19	46,027	0	0	0	-4,483	10/19	5,300	0	0	-631	10/19	10,300	1,056	0	0
	10/20	41,027	0	0	0	-5,000	10/20	4,800	0	0	-500	10/20	12,800	2,500	0	0
	10/21	53,060	12,000	1,600	2,480	-4,047	10/21	4,168	0	0	-632	10/21	11,200	0	-1,600	0
	10/22	49,012	0	0	0	-4,048	10/22	3,536	0	0	-632	10/22	11,200	0	0	0
	10/23	33,055	0	0	0	-4,048	10/23	3,078	0	0	-631	10/23	13,636	2,112	0	0	11459
	10/24	29,320	0	0	0	-3,735	10/24	2,751	0	0	-327	10/24	13,636	0	0	0	10135
	10/25	24,014	0	0	0	-5,616	10/25	1,936	0	0	-809	10/25	13,632	0	-1,600	0	10005
	10/26	19,579	0	0	0	-3,775	10/26	829	0	0	-526	10/26	13,632	0	0	0	8834
	10/27	15,121	0	0	0	-4,458	10/27	367	0	0	-462	10/27	13,632	0	0	0
	10/28	11,583	0	0	0	-3,538	10/28	-54	0	0	-421	10/28	12,032	0	-1,600	0
	10/29	8,044	0	0	0	-3,539	10/29	-475	0	0	-421	10/29	12,032	0	0	0
	10/30	4,684	0	0	0	-3,538	10/30	0	0	0	0	10/30	13,601	0	0	0
	10/31	684	0	0	0	-4,000	10/31	0	0	0	0	10/31	13,601	0	0	0
		Total	86,250	11,500	17,825	126,468		Total	12,000	417	-14,029		Total	22,414	-14,700	-2,742
		Per Day	2,875	383	594	-4,216		Per Day	400	14	-468		Per Day	747	-490	-91

	Heel:	Tk 80008	4223		*On 1st move approx 40mb to tk			Heel:	Tk 35003	1178			Heel:	Tk 3001/2	176
		Tk 25003	806						Tk 80006	4220				Tk 20003	844
		Tk 35004	1178						EOM:	5,398				EOM:	14,621
		Tk 67M01	9786				(A1)	Sep	Reformate	74.5%	53 hux, 21.5 lux
		EOM:	6,891					Bako	ISO	10.0%
									LSR	10.5%
									Pentane	5.0%
										100%

									crude 38.75		dates	crude	Dist prdn	#3 est	#5 est	est v R
Oct 2011 Carb Diesel/EPA/JetA Productio					PLAN	151 EC	145 EC	296EC	Dist=24.5%	9260	OCT	35000	8575	4200	4200	8106
					320,886	-6280	-4260	ec	jet=12%, EPA 12.5%			40000	9800	5000	4800	9454
						# 3 DHT	#5 DHT					45000	11025	6000	5500	11090
												48000	11760	6200	6000	11770
												43000	10535	5000	4600	9258
PPC	Avail			Avail	EPA		EPA	EPA		Avail	Jet-A/JP8		To	To	To
	End Inv.	Rack		End Inv.	Prod	Jet toEPA	To KM	To CDSL/Fuel oil		End Inv.	Prod	Rack	CDSL	EPA	P/L
	PPC			PPC	95% yield					PPC	98% yield
30-Sep	22		30-Sep	25,530					30-Sep	28,397							#3	#5
10/1	22		10/1	31,230	5,700	0	0	0	10/1	33,983	5,586	0	0
10/2	3		10/2	42,121	5,700	1,000	0	0	10/2	35,095	5,586	0	0	-1,000			6000	5700
10/3	3		10/3	53,182	5,700	5,586	0	0	10/3	35,095	5,586	0	0	-5,586			6000	5700
10/4	3		10/4	62,857	5,700	5,586	0	0	10/4	35,095	5,586	0	0	-5,586			5200	5200
10/5	3		10/5	44,868	3,990	4,116	-24,877	0	10/5	35,095	4,116	0	0	-4,116			4608	4664
10/6	3		10/6	52,974	3,990	4,116	0	0	10/6	15,388	4,116	0	0	-4,116	-19707	12501/2
10/7	3		10/7	61,080	3,990	4,116	0	0	10/7	15,388	4,116	0	0	-4,116
10/8	3		10/8	23,186	3,990	4,116	-46,000	0	10/8	15,388	4,116	0	0	-4,116
10/9	3		10/9	31,812	3,990	4,116	0	0	10/9	15,077	4,116	0	0	-4,116			5400	4500
10/10	3		10/10	42,065	4,750	4,704	0	0	10/10	15,077	4,704	0	0	-4,704			5000	6300
10/11	3		10/11	51,777	4,750	4,704	0	0	10/11	15,077	4,704	0	0	-4,704			5389	5440
10/12	3		10/12	53,037	5,700	1,000	-4,000	0	10/12	17,000	5,390	0	0	-1,000			6000	4500
10/13	3		10/13	37,698	5,700	0	-22,000	0	10/13	20,549	5,390	0	0				6000	5000
10/14	3		10/14	37,398	5,700	0	-6,000	0	10/14	25,939	5,390	0	0				6000	5000
10/15	3		10/15	43,098	5,700	0	0	0	10/15	31,329	5,390	0	0
10/16	3		10/16	28,856	4,750	1,500	-17,000	0	10/16	35,172	4,508	0	0	-1,500			5000	4600
10/17	3		10/17	30,893	4,750	4,508	-8,000	0	10/17	35,172	4,508	0	0	-4,508
10/18	3		10/18	40,151	4,750	4,508	0	0	10/18	35,172	4,508	0	0	-4,508
10/19	3		10/19	51,241	5,700	5,390	0	0	10/19	30,172	5,390	0	0	-5,390	-5000	12501/2
10/20	3		10/20	52,331	5,700	5,390	-10,000	0	10/20	15,172	5,390	0	0	-5,390	-15000
10/21	3		10/21	43,421	5,700	5,390	-20,000	0	10/21	15,172	5,390	0	0	-5,390
10/22	3		10/22	54,511	5,700	5,390	0	0	10/22	15,172	5,390	0	0	-5,390
10/23	3		10/23	57,418	5,700	5,390	0	0	10/23	15,079	5,390	0	0	-5,390			6080	5487
10/24	3		10/24	68,508	5,700	5,390	0	0	10/24	15,079	5,390	0	0	-5,390			5600	6500
10/25	3		10/25	52,348	5,700	5,390	0	0	10/25	14,983	5,390	0	0	-5,390
10/26	3		10/26	43,376	5,700	5,390	-48,381	0	10/26	14,983	5,390	0	0	-5,390
10/27	3		10/27	51,016	5,700	5,390	-3,450	0	10/27	14,983	5,390	0	0	-5,390
10/28	3		10/28	62,106	5,700	5,390	0	0	10/28	-17	5,390	0	0	-5,390	-15000	DESC JP8
10/29	3		10/29	60,196	5,700	5,390	-13,000	0	10/29	-17	5,390	0	0	-5,390		tk 20005
10/30	3		10/30	54,487	5,700	5,390	-20,000	0	10/30	0	5,390	0	0	-5,390			5100	6900
10/31	3		10/31	65,577	5,700	5,390	0	0	10/31	0	5,390	0	0	-5,390
	Total	0		1,484,819	163,400	123,746	-242,708			Total	157,486	0	0	-123,746	-54,707
	Per Day	0	Comb	47,897	5,271	3,992	-7,829			Per Day	5,080	0	0	-3,992	-1,765
			5,271
										6/4/2012 20:52					1,088	Actual Jet
			EOM (Avail+Heel)													per day
			EPA	70,577	PPC/KM
			CARB	37,093	PPC/KM
			Jet-A	2,794	PPC

				110,464

Oct 2011 Kinder Morgan EPA/ Carb Diesel Inventory Forecast :										6/4/2012 20:52
												Tk-100060
Date	Tk-100060	Ship	Cust	Tender	Est Pay Date	Date	KM Comm	Ship	Cust	Tender	Date	Tk-100064	Ship	Cust	Tender	Est Pay Date	KM Avail
	Carb Dsl						CDSL					EPA
	Glencore giving back - will strip out											Sub Leased to Glencore
30-Sep	-3,582	-2,871	low gauge	bigger number includes fill lines		30-Sep	-1,210				30-Sep	0					-4792
10/1	-3,582					10/1	-1,210				10/1						-4792
10/2	-3,582					10/2	-1,210				10/2				See EPA sheet		-4792
10/3	-3,582					10/3	-1,210				10/3				for deliv to		-4792
10/4	-3,582					10/4	-1,210				10/4				glenc timing		-4792
10/5	-3,582					10/5	-1,210				10/5						-4792
10/6	-3,582					10/6	-1,210				10/6						-4792
10/7	-3,582					10/7	-1,210				10/7						-4792
10/8	-3,582					10/8	-1,210				10/8						-4792
10/9	-3,582					10/9	-1,210				10/9						-4792
10/10	-3,582					10/10	-1,210				10/10						-4792
10/11	-3,582					10/11	-1,210				10/11						-4792
10/12	-3,582					10/12	-1,210				10/12						-4792
10/13	-3,582					10/13	-1,210				10/13						-4792
10/14	-3,582					10/14	-1,210				10/14						-4792
10/15	-3,582					10/15	-1,210				10/15						-4792
10/16	-3,582					10/16	-1,210				10/16						-4792
10/17	-3,582					10/17	-1,210				10/17	Sub Leased to Glencore					-4792
10/18	-3,582					10/18	-1,210				10/18						-4792
10/19	-3,582					10/19	-1,210				10/19						-4792
10/20	-3,582					10/20	-1,210				10/20						-4792
10/21	-3,582					10/21	-1,210				10/21						-4792
10/22	-3,582					10/22	-1,210				10/22						-4792
10/23	26,144	29,726	PPC			10/23	-1,210				10/23						24934
10/24	1,039	-25,105	COP	IACW-84-340	given as 10/25	10/24	-1,210				10/24						-171
10/25	1,750					10/25	-1,210				10/25						540
10/26	1,750					10/26	-1,210				10/26						540
10/27	1,750					10/27	-1,210				10/27						540
10/28	1,750					10/28	-1,210				10/28						540
10/29	1,750					10/29	-1,210				10/29						540
10/30	1,750					10/30	-1,210				10/30						540
10/31	30,800	29,050	PPC			10/31	-1,210				10/31
		3450
on gatx and match other co
on gatx but do not match other co
not on gatx schd

Oct 2011 Carb Diesel Production Forecast:

BAKO	Tk 80005	60.50%	12,500	HC Rate (DC Charge Rate)
	Avail	CDSL	Bako Rack		my plan
	End Inv.	Prod	Rack		241,000
	Bako				234 EC
30-Sep	18,999
10/1	12,574	0	-6425
10/2	24,294	15,000	-6426	12017
10/3	26,003	0	-3650	12257
10/4	36,056	15,000	-4947	13236
10/5	25,571	0	-8938	13502
10/6	34,431	15,000	-6140
10/7	31,041	0	-3390
10/8	42,651	15,000	-3390
10/9	34,986	0	-3389	13504
10/10	37,964	15,000	-4649	13514
10/11	41,769	5,000	-5233	13504
10/12	33,412	11,000	-11390	13499
10/13	28,811	0	-12264	11354	recyc 2
10/14	37,778	15,000	-6033
10/15	31,745	0	-6033
10/16	31,521	15,000	-6034	12104	recyc 1400?
10/17	33,110	7,000	-5874	13502
10/18	32,110	7,000	-8000
10/19	22,784	0	-9326
10/20	29,784	15,000	-8000
10/21	25,999	0	-3785
10/22	37,215	15,000	-3784
10/23	40,213	16,000	-3784	11459
10/24	37,417	0	-2796	10135
10/25	37,413	15,000	-6030	10005
10/26	44,269	15,000	-5123	8834
10/27	38,030	0	-6239
10/28	34,249	0	-3781
10/29	45,467	15,000	-3782
10/30	50,832	15,000	-3782	12866
10/31	42,832	0	-8000
	Total	241,000	-180,417
	Per Day	7,774	-5,820

	EOM:	49,584
Tk 80005	Heel:	4200
24M01	Heel:	750
24M02	Heel:	600

Sept 2011 Ethanol Forecast:					6/4/2012 20:52		Tony Link

		**Assumes 10%, CI 90.10
						Room for 11mb total in tank
PPC	Avail	Ethanol	To	BAKO	Avail	Ethanol	To
	End Inv.	Inbound	Blending		End Inv.	Inbound	Blending
			10% rack				10% rack
	1,537				3,431
1-Oct	1,537	0	0	1-Oct	2,741	0	-690
2-Oct	1,537	0	0	2-Oct	3,453	1,403	-690
3-Oct	1,537	0	0	3-Oct	3,993	1,010	-471
4-Oct	1,537	0	0	4-Oct	4,330	807	-470
5-Oct	1,537	0	0	5-Oct	4,377	606	-560
6-Oct	1,537	0	0	6-Oct	4,515	608	-469
7-Oct	1,537	0	0	7-Oct	4,063	0	-452
8-Oct	1,537	0	0	8-Oct	3,611	0	-452
9-Oct	1,537	0	0	9-Oct	4,994	1,834	-452
10-Oct	1,537	0	0	10-Oct	5,131	605	-467
11-Oct	1,537	0	0	11-Oct	5,292	567	-406
12-Oct	1,537	0	0	12-Oct	4,795	0	-498
13-Oct	1,537	0	0	13-Oct	4,343	0	-452
14-Oct	1,537	0	0	14-Oct	3,848	0	-495
15-Oct	1,537	0	0	15-Oct	3,353	0	-495
16-Oct	1,537	0	0	16-Oct	4,234	1,376	-495
17-Oct	1,537	0	0	17-Oct	4,345	600	-489
18-Oct	1,537	0	0	18-Oct	4,571	600	-374
19-Oct	1,537	0	0	19-Oct	4,609	600	-563
20-Oct	1,537	0	0	20-Oct	4,604	600	-605
21-Oct	1,537	0	0	21-Oct	4,689	600	-515
22-Oct	1,537	0	0	22-Oct	4,774	600	-515
23-Oct	1,537	0	0	23-Oct	4,860	600	-515
24-Oct	1,537	0	0	24-Oct	5,013	600	-447
25-Oct	1,537	0	0	25-Oct	4,906	600	-707
26-Oct	1,537	0	0	26-Oct	5,033	600	-473
27-Oct	1,537	0	0	27-Oct	5,092	600	-541
28-Oct	1,537	0	0	28-Oct	5,256	600	-435
29-Oct	1,537	0	0	29-Oct	5,421	600	-436
30-Oct	1,537	0	0	30-Oct	5,632	600	-389
31-Oct	1,537	0	0	31-Oct	5,792	600	-440

	Total	0	0		Total	17,815	-15,455
	Per Day	0	0		Per Day	575	-499

					Tk 15001	1,000
					EOM:	6,421

3/2/2011	Paramount and Long Beach and KinderMorgan and ATSC									BAKO
	Tank Number	Total Tank Capacity	Tank Bottoms			Tank Number	Total Tank Capacity	Tank Bottoms
Unit DSL					Jet
PPC	10006	9,346	1,026		PPC	20005	18,776	1,186	JP8
PPC	10007	8,911	996		PPC	12501	11,173	799	Jeta
PPC	20004	16,191	1,198		PPC	12502	11,323	809	Jeta
LB	12008	11,150	500
LB	12009	11,150	500			Total Jet	41,272	2,794
LB	12010	11,150	500		CARB/EPA
					PPC	50003	50,572	2,524	Carb
	Total URD	67,898	4,720		PPC	10008	9,565	506	Carb
Unt KD					PPC	25007	22,384	1,186	Carb
PPC	6001	9,346	328	oos now	PPC	50002	43,999	3,584	EPA usu
PPC	6002	8,911	339	oos now	KinderMorgan	100060	95,000	2,985	drain dry-dsl only
PPC	25009	16,191	1,552		KinderMorgan	100064	95,000	2,696	drain dry-dsl only
LB	12011	11,150	500
LB	12012	11,150	500			Total CARB/EPA Dsl	316,520	13,481
					CARBOB
	Total KD	56,748	3,219		PPC	25005	21,278	1,207
Gasoil					PPC	25006	22,593	2,923
PPC	150001	143,868	6,336		PPC	50001	43,936	3,608
PPC	50008	44,249	4,689		KinderMorgan	100059	93,000	2,225	drain dry-other prod ok
Lakewood	55001	44,245	4,839	oos-water in it	KinderMorgan	Community	30,000	1,977
Lakewood	55002	47,462	3,456
LB	30008	27,000	1,570			Total CARBOB	210,807	11,940
LB	5002	5,000	390		LSR
KinderMorgan	178015	169,204	12,896		PPC	25002	22,438	2,885

	Total HGO	481,028	34,176		Reformate
FRN/HSR					PPC	25001	21,005	1,715
PPC	25004	21,982	3,157		PPC	50004	45,368	6,048
PPC	25003	20,828	2,913
LB	12005	11,150	1,400			Total Reformate	66,373	7,763
LB	12006	11,150	1,400		Alkylate
LB	12007	11,150	1,100		PPC	20003	16,326	1,732
					Hathaway	30021	27,986	2,600
	Total HSR/FRN	76,260	9,970
HGO sometimes						Total Alkylate	44,312	4,332
KinderMorgan	178014	170,240	12,822	Crude now	Sweet Feed
					PPC	10005	7,398	1,026	PPC

8/30/2011	Bakersfield

	Tank Number	Total Tank Capacity	Tank Bottoms	Usable
Gasoline Compts

Ethanol	15001	13,550	1,000	12,550
Alkylate/isooctane	20003	19,412	850	18,562
IsoOctane/LSR	3001	2,050	100	1,950
IsoOctane/LSR	3002	2,050	100	1,950
Lt Reformate	20M50	15,050	850	14,200
Lt Reformate	20M51	15,050	850	14,200
RU Off spec-start and sh	11001	10,700	700	10,000
RU Off spec-start and sh	11005	10,700	700	10,000
Hvy Reformate	67M01	58,700	9,800	48,900

	Total Gas Components	147,262	14,950	132,312

Gasoline

Blending	25003	24,702	750	23,952
Blending	35004	34,540	850	33,690
Premium	35003	34,540	1,700	32,840
PUL Sales Tk	80006	77,000	4,500	72,500
RUL Sales Tk	80008	77,000	4,500	72,500

	Total Gasoline	247,782	12,300	235,482

Diesel

HCU Diesel	24M01	23,100	750	22,350
HCU Diesel	24M02	23,100	600	22,500
Carb Diesel Sales	80005	77,000	4,500	72,500

	Total Diesel	123,200	5,850	117,350

Paramount
Crude Unit #1					Crude Unit #2
	Crude Rate	Tank	Grade	Asphalt	Crude Rate	Tank	%	Grade 1	Asphalt

Thursday, November 3, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 76
Friday, November 4, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 64-22
Saturday, November 5, 2011	15.0	Tk 80002	Oriente	O-Flux	20.0	Tk 80003	100%	Cold Lake	PG 64-22
Sunday, November 6, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80003	100%	Cold Lake	PG 64-22
Monday, November 7, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux
Tuesday, November 8, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux
Wednesday, November 9, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 80002	100%	Oriente	O-Flux
Thursday, November 10, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Friday, November 11, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Saturday, November 12, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Sunday, November 13, 2011	18.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Monday, November 14, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Tuesday, November 15, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Wednesday, November 16, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Thursday, November 17, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Friday, November 18, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Saturday, November 19, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Sunday, November 20, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Monday, November 21, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Tuesday, November 22, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Wednesday, November 23, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Thursday, November 24, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Friday, November 25, 2011	15.0	Tk 125002	Basra	PG 58/707	20.0	Tk 125002	100%	Basra	PG 58/707
Saturday, November 26, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Sunday, November 27, 2011	15.0	Tk125001	L A Basin	PG 70/EBS	20.0	Tk 125002	100%	Basra	PG 58/707
Monday, November 28, 2011	0.0				0.0
Tuesday, November 29, 2011	0.0				0.0
Wednesday, November 30, 2011	0.0				0.0

	INVENTORY AS OF 2400 HOURS																	TOTAL
			PARAMOUNT															PPC/LB	PPC w/ Tesoro	Total	Total w/o Tesoro
	Outside Storage												Paramount			Long Beach
	Oriente	Tesoro	Basra			Cold Lake	Oriente	Cold Lake				Oriente	Cold Lake	Mixed	Basra	Tk30006/7	Tk30003/4
	Plains- LB	Plains- 607	Plains- 608	KM 178103	KM 178104	EH 735	EH 734	EH 713	EH 712	Line Fill etc	Total	Tk80002	Tk 80003	Tk125001	Tk125002

Friday, September 30, 2011	0	245	26	11	22	17	13	60	6	51	451	25	43	75	95	26	51	315	451	766	521
Saturday, October 1, 2011	0	245	25	10	11	17	13	60	6	51	437	24	29	68	92	26	51	290	192	482	237
Sunday, October 2, 2011	0	245	25	10	11	17	13	47	6	51	425	25	31	65	77	26	51	275	180	454	209
Monday, October 3, 2011	0	245	25	10	11	17	13	10	6	51	387	25	55	58	69	26	51	283	142	425	180
Tuesday, October 4, 2011	0	215	25	10	11	17	13	10	6	51	357	55	46	53	60	26	51	291	142	433	218
Wednesday, October 5, 2011	0	215	25	10	11	17	13	10	6	51	357	52	37	50	54	26	51	269	142	411	196
Thursday, October 6, 2011	0	215	25	10	11	17	13	10	6	51	357	52	28	46	45	26	51	247	142	389	174
Friday, October 7, 2011	264	215	25	10	11	17	13	10	6	51	621	52	19	56	36	26	51	239	406	645	430
Saturday, October 8, 2011	264	215	25	10	11	17	13	10	6	51	621	34	19	52	36	26	51	217	406	623	408
Sunday, October 9, 2011	214	175	25	10	11	17	13	60	6	51	581	62	13	43	34	26	51	229	406	635	460
Monday, October 10, 2011	0	175	239	10	11	17	13	15	6	51	536	47	58	37	34	26	51	252	361	613	438
Tuesday, October 11, 2011	0	175	239	10	11	17	13	10	6	51	531	36	43	40	34	26	51	229	356	585	410
Wednesday, October 12, 2011	0	175	202	10	11	17	13	10	6	51	494	25	59	37	34	26	51	231	319	550	375
Thursday, October 13, 2011	125	140	189	10	11	17	13	10	6	51	571	49	49	39	34	26	51	247	431	678	538
Friday, October 14, 2011	0	125	189	10	11	107	13	45	6	51	556	44	26	50	34	26	51	230	431	661	536
Saturday, October 15, 2011	0	125	136	10	11	107	13	45	6	51	503	23	56	63	34	26	51	252	378	630	505
Sunday, October 16, 2011	0	125	136	10	11	72	13	45	6	51	468	33	43	73	34	26	51	260	343	603	478
Monday, October 17, 2011	0	125	94	10	11	17	68	45	6	51	426	25	62	74	34	26	51	273	301	574	449
Tuesday, October 18, 2011	0	125	56	10	11	17	68	45	36	51	418	25	47	67	34	26	51	250	293	544	419
Wednesday, October 19, 2011	300	125	26	10	11	17	68	45	36	51	688	25	48	60	34	26	51	244	563	808	683
Thursday, October 20, 2011	210	125	26	10	11	107	68	45	36	51	688	25	25	52	34	26	51	214	563	777	652
Friday, October 21, 2011	210	125	26	10	11	98	68	45	6	51	649	25	32	45	43	26	51	223	524	747	622
Saturday, October 22, 2011	0	125	236	10	11	47	68	45	6	51	598	25	25	38	79	26	51	244	473	717	592
Sunday, October 23, 2011	0	125	236	10	11	17	68	9	6	51	532	61	28	31	78	26	51	275	407	682	557
Monday, October 24, 2011	0	125	236	10	11	17	68	9	6	51	532	47	28	36	55	26	51	243	407	650	525
Tuesday, October 25, 2011	0	95	196	10	11	17	68	9	6	51	462	54	28	45	76	26	51	280	367	647	552
Wednesday, October 26, 2011	0	95	146	10	11	107	68	29	6	51	522	34	28	56	98	26	51	293	427	720	625
Thursday, October 27, 2011	0	68	146	10	11	107	68	29	6	51	495	50	28	62	71	26	51	287	427	714	647
Friday, October 28, 2011	0	55	96	10	11	107	68	29	6	51	432	63	28	54	93	26	51	314	377	691	636
Saturday, October 29, 2011	0	25	96	10	11	107	98	29	6	51	432	63	28	62	65	26	51	294	407	701	676
Sunday, October 30, 2011	0	25	58	10	11	107	98	29	6	51	394	63	27	53	75	26	51	295	369	664	639
Monday, October 31, 2011	0	25	26	10	11	77	98	29	6	51	332	63	57	45	79	26	51	322	307	629	604
		Tesoro	Basra			Cold Lake	Oriente	Cold Lake				Oriente	Cold Lake	Mixed	Basra
Tank Bottoms	50			12		44				51		15	20	25	16	10	10	96	157

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
1
2
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L A Basin/Tru Cks		Runs		Inventory		Plains Tk 607	Plains TK 607	Plains TK 608	Plains TK 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
5																72,045
6		Saturday, October 1, 2011	1									446		625		71,866	1-Oct-11
7			2									446		625		71,687
8			3									446		625		71,507
9			4									446		625		71,328
10			5									446		625		71,149
11			6									446		625		70,970
12			7									446		625		70,791
13			8									446		625		70,612
14			9									446		625		70,432
15			10									446		625		70,253
16			11									446		625		70,074
17			12									446		625		69,895
18			13									446		625		69,716
19			14									446		625		69,537
20			15									446		625		69,357
21			16									446		625		69,178
22			17									446		625		68,999
23			18									446		625		68,820
24			19									446		625		68,641
25			20									446		625		68,462
26			21									446		625		68,282
27			22									446		625		68,103
28			23									446		625		67,924
29			24		0.0		0.0		0.0		0.0	446	11	625	15	67,745			0.0		0.0
30		Sunday, October 2, 2011	1									446		625		67,566	2-Oct-11
31			2									446		625		67,387
32			3									446		625		67,207
33			4									446		625		67,028
34			5									446		625		66,849
35			6									446		625		66,670
36			7									446		625		66,491
37			8									446		625		66,312
38			9									446		625		66,132
39			10									446		625		65,953
40			11									446		625		65,774
41			12									446		625		65,595
42			13									446		625		65,416
43			14									446		625		65,237
44			15									446		625		65,057
45			16									446		625		64,878
46			17									446		625		64,699
47			18									446		625		64,520
48			19									446		625		64,341
49			20									446		625		64,162
50			21									446		625		63,982

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
1
2
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
5																				102,159
6														417						101,742	1-Oct-11
7														417						101,326
8														417						100,909
9														417						100,492
10														417						100,076
11														417						99,659
12														417						99,242
13														417						98,826
14														417						98,409
15														417						97,992
16														417						97,576
17														417						97,159
18														417						96,742
19														417						96,326
20														417						95,909
21														417						95,492
22														417						95,076
23														417						94,659
24														417						94,242
25														417						93,826
26														417						93,409
27														417						92,992
28														417						92,576
29	0.0		0.0		0.0		0.0		0.0		0.0		0.0	417	10.0		0.0		0.0	92,159
30														417						91,742	2-Oct-11
31														417						91,326
32														417						90,909
33														417						90,492
34														417						90,076
35														417						89,659
36														417						89,242
37														417						88,826
38														417						88,409
39														417						87,992
40														417						87,576
41														417						87,159
42														417						86,742
43														417						86,326
44														417						85,909
45														417						85,492
46														417						85,076
47														417						84,659
48														417						84,242
49														417						83,826
50														417						83,409

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
1
2
3	Pains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BE EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
5
6
7
8
9
10
11
12
13
14
15
16
17
18
19
20
21
22
23
24
25
26
27
28
29	0.0		0.0		0.0		0.0		0		0.0						0		0
30
31
32
33
34
35
36
37
38
39
40
41
42
43
44
45
46
47
48
49
50

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
1
2
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
5				24,354
6				24,354	1-Oct-11
7				24,354
8				24,354
9				24,354
10				24,354
11				24,354
12				24,354
13				24,354
14				24,354
15				24,354
16				24,354
17				24,354
18				24,354
19				24,354
20				24,354
21				24,354
22				24,354
23				24,354
24				24,354
25				24,354
26				24,354
27				24,354
28				24,354
29	0		0	24,354			0.0		0.0		0.0		0.0		0.0		0.0		0.0
30				24,354	2-Oct-11
31				24,354
32				24,354
33				24,354
34				24,354
35				24,354
36				24,354
37				24,354
38				24,354
39				24,354
40				24,354
41				24,354
42				24,354
43				24,354
44				24,354
45				24,354
46				24,354
47				24,354
48				24,354
49				24,354										2500.0
50				24,354										2500.0

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
1
2
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
5										38,833
6				417						38,416
7				417						38,000
8				417						37,583
9				417						37,166
10				417						36,750
11				417						36,333
12				417						35,916
13				417						35,500
14				417						35,083
15				417						34,666
16				417						34,250
17				417						33,833
18				417						33,416
19				417						33,000
20				417						32,583
21				417						32,166
22				417						31,750
23				417						31,333
24				417						30,916
25				417						30,500
26				417						30,083
27				417						29,666
28				417						29,250
29	0.0		0	417	10		0		0	28,833
30				417						28,416
31				417						28,000
32				417						27,583
33				417						27,166
34				417						26,750
35				417						26,333
36				417						25,916
37				417						25,500
38				417						25,083
39				417						24,666
40				417						24,250
41				417						23,833
42				417						23,416
43				417						23,000
44				417						22,583
45				417						22,166
46				417						21,750
47				417						21,333
48				417						20,916
49				417						23,000
50				417						25,083

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L A Basin/Tru cks		Runs		Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
51			22									446		625		63,803
52			23									446		625		63,624
53			24		0.0		0.0		0.0		0.0	446		625		64,710			0.0		0.0
54		Monday, October 3, 2011	1									446		625		64,531	3-Oct-11
55			2									446		625		64,352
56			3									446		625		64,173
57			4									446		625		63,993
58			5									446		625		63,814
59			6									446		625		63,635
60			7									446		625		63,456
61			8									446		625		63,277
62			9									446		625		63,098
63			10									446		625		62,918
64			11									446		625		62,739
65			12									446		625		62,560
66			13									446		625		62,381
67			14									446		625		62,202
68			15									446		625		62,023
69			16									446		625		61,843
70			17									446		625		61,664
71			18									446		625		61,485
72			19									446		625		61,306
73			20									446		625		61,127
74			21									446		625		60,948
75			22									446		625		60,768
76			23									446		625		60,589
77			24		0.0		0.0		0.0		0.0	446	11	625	15	57,620			0.0		0.0
78		Tuesday, October 4, 2011	1									446		625		57,441	4-Oct-11
79			2									446		625		57,262
80			3									446		625		87,083
81			4									446		625		56,903
82			5									446		625		56,724
83			6									446		625		56,545
84			7									446		625		56,366
85			8									446		625		56,187
86			9									446		625		56,008
87			10									446		625		55,828
88			11									446		625		55,649
89			12									446		625		55,470
90			13									446		625		55,291
91			14									446		625		55,112
92			15									446		625		54,933
93			16									446		625		54,753
94			17									446		625		54,574
95			18									446		625		54,395
96			19									446		625		54,216
97			20									446		625		54,037
98			21									446		625		53,858

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
51														417						82,992
52														417						82,576
53	0.0		0.0		0.0		0.0		0.0		0.0		0.0	417	10.0		0.0		0.0	77,387
54														417						76,970	3-Oct-11
55														417						76,554
56														417						76,137
57														417						75,720
58														417						75,304
59														417						74,887
60														417						74,470
61														417						74,054
62														417						73,637
63														417						73,220
64														417						72,804
65														417						72,387
66														375						72,012
67														375						71,637
68														375						71,262
69														375						70,887
70														375						70,512
71														375						70,137
72														375						69,762
73														375						69,387
74														375						69,012
75														375						68,637
76														375						68,262
77	0.0		0.0		0.0		0.0		0.0		0.0		0.0	375	9.5		0.0		0.0	68,546
78														375						68,171	4-Oct-11
79														375						67,796
80														375						67,421
81														375						67,046
82														375						66,671		2500
83														375						66,296		2500
84														375						65,921		2500
85														375						65,546		2500
86														375						65,171		2500
87														375						64,796		2500
88														375						64,421		2500
89														375						64,046		2500
90														375						63,671		2500
91														375						63,296		2500
92														375						62,921		2500
93														375						62,546		2500
94														375						62,171
95														375						61,796
96														375						61,421
97														375						61,046
98														375						60,671

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
51
52
53	0.0		0.0		0.0		0.0		0		0.0						0		0
54
55
56
57
58
59
60
61
62
63
64
65
66
67
68
69
70
71
72
73
74
75
76
77	0.0		0.0		0.0		0.0		0		0.0						0		0
78
79
80
81
82
83
84
85
86
87
88
89
90
91
92
93
94
95
96
97
98

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
51				24,354										2500.0
52				24,354										2500.0
53	0		0	24,709			0.0		0.0		0.0		0.0	2500.0	12.5		0.0		0.0
54				24,709	3-Oct-11									2500.0
55				24,709										2500.0
56				24,709										2500.0
57				24,709										2500.0
58				24,709										2500.0
59				24,709										2500.0
60				24,709										2500.0
61				24,709										2500.0
62				24,709										2500.0
63				24,709										2500.0
64				24,709										2500.0
65				24,709										2500.0
66				24,709										2500.0
67				24,709										2500.0
68				24,709										2500.0
69				24,709
70				24,709
71				24,709
72				24,709
73				24,709
74				24,709
75				24,709
76				24,709
77	0		0	24,956			0.0		0.0		0.0		0.0		37.5		0.0		0.0
78				24,956
79				24,956
80				24,956
81				24,956
82				27,456
83				29,956
84				32,456
85				34,956
86				37,456
87				39,956
88				42,456
89				44,956
90				47,456
91				49,956
92				52,456
93				54,956
94				54,956
95				54,956
96				54,956
97				54,956
98				54,956

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
51										27,166
52				417						29,250
53	0.0		0	417	10		0		0	30,974
54				417						33,057
55				417						35,141
56				417						37,224
57				417						39,307
58				417						41,391
59				417						43,474
60				417						45,557
61				417						47,641
62				417						49,724
63				417						51,807
64				417						53,891
65				417						55,974
66				375						58,099
67				375						60,224
68				375						62,349
69				375						61,974
70				375						61,599
71				375						61,224
72				375						60,849
73				375						60,474
74				375						60,099
75				375						59,724
76				375						59,349
77	0.0		0	375	10		0		0	55,095
78				375						54,720
79				375						54,345
80				375						53,970
81				375						53,595
82				375						53,220
83				375						52,845
84				375						52,470
85				375						52,095
86				375						51,720
87				375						51,345
88				375						50,970
89				375						50,595
90				375						50,220
91				375						49,845
92				375						49,470
93				375						49,095
94				375						48,720
95				375						48,345
96				375						47,970
97				375						47,595
98				375						47,220

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L A Basin/Tru cks		Runs		Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
99			22									446		625		53,678
100			23									446		625		53,499
101			24		0.0		0.0		0.0		0.0	446	11	625	15	53,320			0.0		0.0
102		Wednesday, October 5, 2011	1									446		625		53,141	5-Oct-11
103			2									446		625		52,962
104			3									446		625		52,783
105			4									446		625		52,603
106			5									446		625		52,424
107			6									446		625		52,245
108			7									446		625		52,066
109			8									446		625		51,887
110			9									446		625		51,708
111			10									446		625		51,528
112			11									446		625		51,349
113			12									446		625		51,170
114			13									446		625		50,991
115			14									446		625		50,812
116			15									446		625		50,633
117			16									446		625		50,453
118			17									446		625		50,274
119			18									446		625		50,095
120			19									446		625		49,916
121			20									446		625		49,737
122			21									446		625		49,558
123			22									446		625		49,378
124			23									446		625		49,199
125			24		0.0		0.0		0.0		0.0	446	11	625	15	50,077			0.0		0.0
126		Thursday, October 6, 2011	1									446		625		49,898	6-Oct-11
127			2									446		625		49,719
128			3									446		625		49,540
129			4									446		625		49,360
130			5									446		625		49,181
131			6									446		625		49,002
132			7									446		625		48,823
133			8									446		625		48,644
134			9									446		625		48,465
135			10									446		625		48,285
136			11									446		625		48,106
137			12									446		625		47,927
138			13									446		625		47,748
139			14									446		625		47,569
140			15									446		625		47,390
141			16									446		625		47,210
142			17									446		625		47,031
143			18									446		625		46,852
144			19									446		625		46,673
145			20									446		625		46,494
146			21									446		625		46,315

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
99														375						60,296
100														375						59,921
101	0.0		0.0		0.0		0.0		0.0		0.0		0.0	375	10.0		0.0		0.0	59,546
102														375						59,171	5-Oct-11
103														375						58,796
104														375						58,421
105														375						58,046
106														375						57,671
107														375						57,296
108														375						56,921
109														375						56,546
110														375						56,171
111														375						55,796
112														375						55,421
113														375						55,046
114														375						54,671
115														375						54,296
116														375						53,921
117														375						53,546
118														375						53,171
119														375						52,796
120														375						52,421
121														375						52,046
122														375						51,671
123														375						51,296
124														375						50,921
125	0.0		0.0		0.0		0.0		0.0		0.0		0.0	375	9.0		0.0		0.0	53,549
126														375						53,174	6-Oct-11
127														375						52,799
128														375						52,424
129														375						52,049
130														375						51,674
131														375						51,299
132														375						50,924
133														375						50,549
134														375						50,174
135														375						49,799
136														375						49,424
137														375						49,049
138														375						48,674
139														375						48,299
140														375						47,924
141														375						47,549
142														375						47,174
143														375						46,799
144														375						46,424
145														375						46,049
146														375						45,674

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
99
100
101	30.0		0.0		0.0		0.0		0		0.0						0		0
102
103
104
105
106
107
108
109
110
111
112
113
114
115
116
117
118
119
120
121
122
123
124
125	0.0		0.0		0.0		0.0		0		0.0						0		0
126
127
128
129
130
131
132
133
134
135
136
137
138
139
140
141
142
143
144
145
146

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
99				54,956
100				54,956
101	0		0	54,956			0.0		0.0		0.0		0.0		0.0		0.0		0.0
102				54,956	5-Oct-11
103				54,956
104				54,956
105				54,956
106				54,956
107				54,956
108				54,956
109				54,956
110				54,956
111				54,956
112				54,956
113				54,956
114				54,956
115				54,956
116				54,956
117				54,956
118				54,956
119				54,956
120				54,956
121				54,956
122				54,956
123				54,956
124				54,956
125	0		0	51,527			0.0		0.0		0.0		0.0		0.0		0.0		0.0
126				51,527	6-Oct-11
127				51,527
128				51,527
129				51,527
130				51,527
131				51,527
132				51,527
133				51,527
134				51,527
135				51,527
136				51,527
137				51,527
138				51,527
139				51,527
140				51,527
141				51,527
142				51,527
143				51,527
144				51,527
145				51,527
146				51,527

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
99										46,845
100				375						46,470
101	0.0		0	375	9		0		0	46,095
102				375						45,720
103				375						45,345
104				375						44,970
105				375						44,595
106				375						44,220
107				375						43,845
108				375						43,470
109				375						43,095
110				375						42,720
111				375						42,345
112				375						41,970
113				375						41,595
114				375						41,220
115				375						40,845
116				375						40,470
117				375						40,095
118				375						39,720
119				375						39,345
120				375						38,970
121				375						38,595
122				375						38,220
123				375						37,845
124				375						37,470
125	0.0		0	375	9		0		0	36,823
126				375						36,448
127				375						36,073
128				375						35,698
129				375						35,323
130				375						34,948
131				375						34,573
132				375						34,198
133				375						33,823
134				375						33,448
135				375						33,073
136				375						32,698
137				375						32,323
138				375						31,948
139				375						31,573
140				375						31,198
141				375						30,823
142				375						30,448
143				375						30,073
144				375						29,698
145				375						29,323
146				375						28,948

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L A Basin/Tru cks		Runs		Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
147			22									446		625		46,135
148			23									446		625		45,956
149			24		0.0		0.0		0.0		0.0	446	11	625	15	45,777			0.0		0.0
150		Friday, October 7, 2011	1									446		625		45,598	7-Oct-11
151			2									446		625		45,419
152			3									446		625		45,240
153			4									446		625		45,060
154			5									446		625		44,881
155			6									446		625		44,702
156			7									446		625		44,523
157			8	3000								446		625		47,344
158			9	3000								446		625		50,165
159			10	3000								446		625		52,985
160			11	3000								446		625		55,806
161			12	3000								446		625		58,627
162			13									446		625		58,448
163			14									446		625		58,269
164			15									446		625		58,090
165			16									446		625		57,910
166			17									446		625		57,731
167			18									446		625		57,552
168			19									446		625		57,373
169			20									446		625		57,194
170			21									446		625		57,015
171			22									446		625		56,835
172			23									446		625		56,656
173			24		15.0		0.0		0.0		0.0	446	11	625	15	56,477			0.0		0.0
174		Saturday, October 8, 2011	1									446		625		56,298	8-Oct-11
175			2									446		625		56,119
176			3									446		625		55,940
177			4									446		625		55,760
178			5									446		625		55,581
179			6									446		625		55,402
180			7									446		625		55,223
181			8									446		625		55,044
182			9									446		625		54,865
183			10									446		625		54,685
184			11									446		625		54,506
185			12									446		625		54,327
186			13									446		625		54,148
187			14									446		625		53,969
188			15									446		625		53,790
189			16									446		625		53,610
190			17									446		625		53,431
191			18									446		625		53,252
192			19									446		625		53,073
193			20									446		625		52,894
194			21									446		625		52,715

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
147														375						45,299
148														375						44,924
149	0.0		0.0		0.0		0.0		0.0		0.0		0.0	375	9.0		0.0		0.0	44,549
150														375						44,174	7-Oct-11
151														375						43,799
152														375						43,424
153														375						43,049
154														375						42,674
155														375						42,299
156														375						41,924
157														375						41,549
158														375						41,174
159														375						40,799
160														375						40,424
161														375						40,049
162														375						39,674
163														375						39,299
164														375						38,924
165														375						38,549
166														375						38,174
167														375						37,799
168														375						37,424
169														375						37,049
170														375						36,674
171														375						36,299
172														375						35,924
173	0.0		0.0		0.0		0.0		0.0		0.0		0.0	375	9.0		0.0		0.0	35,549
174																				35,549	8-Oct-11
175																				35,549
176																				35,549
177																				35,549
178																				35,549
179																				35,549
180																				35,549
181																				35,549
182																				35,549
183																				35,549
184																				35,549
185																				35,549
186																				35,549
187																				35,549
188																				35,549
189																				35,549
190																				35,549
191																				35,549
192																				35,549
193																				35,549
194																				35,549

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
147
148
149	0.0		0.0		0.0		0.0		0		0.0						0		0
150
151
152
153
154
155
156
157
158
159
160
161
162
163
164
165
166
167
168
169
170
171
172
173	0.0		0.0		0.0		0.0		0		0.0						0		0
174
175
176
177
178
179
180
181
182
183
184
185
186
187
188
189
190
191
192
193
194

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
147				51,527
148				51,527
149	0		0	51,527			0.0		0.0		0.0		0.0		0.0		0.0		0.0
150				51,527	7-Oct-11
151				51,527
152				51,527
153				51,527
154				51,527
155				51,527
156				51,527
157				51,527
158				51,527
159				51,527
160				51,527
161				51,527
162				51,527
163				51,527
164				51,527
165				51,527
166				51,527
167				51,527
168				51,527
169				51,527
170				51,527
171				51,527
172				51,527
173	0		0	51,527			0.0		0.0		0.0		0.0		0.0		0.0		0.0
174		750		50,777	8-Oct-11
175		750		50,027
176		750		49,277
177		750		48,527
178		750		47,777
179		750		47,027
180		750		46,277
181		750		45,527
182		750		44,777
183		750		44,027
184		750		43,277
185		750		42,527
186		750		41,777
187		750		41,027
188		750		40,277
189		750		39,527
190		750		38,777
191		750		38,027
192		750		37,277
193		750		36,527
194		750		35,777

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
147										28,573
148				375						28,198
149	0.0		0	375	9		0		0	27,823
150				375						27,448
151				375						27,073
152				375						26,698
153				375						26,323
154				375						25,948
155				375						25,573
156				375						25,198
157				375						24,823
158				375						24,448
159				375						24,073
160				375						23,698
161				375						23,323
162				375						22,948
163				375						22,573
164				375						22,198
165				375						21,823
166				375						21,448
167				375						21,073
168				375						20,698
169				375						20,323
170				375						19,948
171				375						19,573
172				375						19,198
173	0.0		0	375	9		0		0	18,823
174										18,823
175										18,823
176										18,823
177										18,823
178										18,823
179										18,823
180										18,823
181										18,823
182										18,823
183										18,823
184										18,823
185										18,823
186										18,823
187										18,823
188										18,823
189										18,823
190										18,823
191										18,823
192										18,823
193										18,823
194										18,823

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L A Basin/Tru cks		Runs		Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
195			22									446		625		52,535
196			23									446		625		52,356
197			24		0.0		0.0		0.0		0.0	446	11	625	15	52,177			0.0		0.0
198		Sunday, October 9, 2011	1									446		625		51,998	9-Oct-11
199			2									446		625		51,819
200			3									446		625		51,640
201			4									446		625		51,460
202			5									446		625		51,281
203			6									446		625		51,102
204			7									446		625		50,923
205			8									446		625		50,744
206			9									446		625		50,565
207			10									446		625		50,385
208			11									446		625		50,206
209			12									446		625		50,027
210			13									446		625		49,848
211			14									446		625		49,669
212			15									446		625		49,490
213			16									446		625		49,310
214			17									446		625		49,131
215			18									446		625		48,952
216			19									446		625		48,773
217			20									446		625		48,594
218			21									446		625		48,415
219			22									446		625		48,235
220			23									446		625		48,056
221			24		0.0		0.0		0.0		0.0	446	11	625	15	43,301			0.0		0.0
222		Monday, October 10, 2011	1									446		625		43,122	10-Oct-11
223			2									446		625		42,943
224			3									446		625		42,764
225			4									446		625		42,584
226			5									446		625		42,405
227			6									446		625		42,226
228			7									446		625		42,047
229			8									446		625		41,868
230			9									446		625		41,689
231			10									446		625		41,509
232			11									446		625		41,330
233			12									446		833		40,943
234			13									446		833		40,555
235			14									446		833		40,168
236			15									446		833		39,780
237			16									446		833		39,393
238			17									446		833		39,005
239			18									446		833		38,618
240			19									446		833		38,230
241			20									446		833		37,843
242			21									446		833		37,455

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
195																				35,549
196																				35,549
197	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	35,549
198																				35,549	9-Oct-11	3000.0
199																				35,549		3000.0
200																				35,549		3000.0
201																				35,549		3000.0
202																				35,549		3000.0
203																				35,549		3000.0
204																				35,549		3000.0
205																				35,549		3000.0
206																				35,549		3000.0
207																				35,549		3000.0
208																				35,549		3000.0
209																				35,549		3000.0
210																				35,549		4000.0
211																				35,549
212																				35,549
213																				35,549
214																				35,549
215																				35,549
216																				35,549
217																				35,549
218																				35,549
219																				35,549
220																				35,549
221	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
222																				33,620	10-Oct-11
223																				33,620
224																				33,620
225																				33,620
226																				33,620
227																				33,620
228																				33,620
229																				33,620
230																				33,620
231																				33,620
232																				33,620
233																				33,620
234																				33,620
235																				33,620
236																				33,620
237																				33,620
238																				33,620
239																				33,620
240																				35,549
241																				35,549
242																				35,549

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
195
196
197	0.0		0.0		0.0		0.0		0		0.0						0		0
198
199
200
201
202
203
204
205
206
207
208
209
210
211
212
213
214
215
216
217
218
219
220
221	40.0		0.0		0.0		0.0		0		0.0						0		0
222
223
224
225
226
227
228
229
230
231
232
233
234
235
236
237
238
239
240
241
242

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
195		750		35,027
196		750		34,277
197	0	750	18	33,527			0.0		0.0		0.0		0.0		0.0		0.0		0.0
198		750		35,777	9-Oct-11
199		750		38,027
200		750		40,277
201		750		42,527
202		750		44,777
203		750		47,027
204		750		49,277
205		750		51,527
206		750		53,777
207		750		56,027
208		750		58,277
209		750		60,527
210		750		63,777
211		750		63,027
212		750		62,277
213		750		61,527
214		750		60,777
215		750		60,027
216		750		59,277
217		750		58,527
218		750		57,777
219		750		57,027
220		750		56,277
221	0	750	18	62,286			0.0		0.0		0.0		0.0		0.0		0.0		0.0
222		750		61,536	10-Oct-11
223		750		60,786
224		750		60,036
225		750		59,286
226		750		58,536
227		750		57,786
228		750		57,036										2500.0
229		750		56,286										2500.0
230		833		55,453										2500.0
231		833		54,619										2500.0
232		833		53,786										2500.0
233		833		52,953										2500.0
234		833		52,119										2500.0
235		833		51,286										2500.0
236		833		50,453										2500.0
237		833		49,619										2500.0
238		833		48,786										2500.0
239		833		47,953										2500.0
240		833		47,119										2500.0
241		833		46,286										2500.0
242		833		45,453										2500.0

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
195										18,823
196										18,823
197	0.0		0		9		0		0	18,823
198										18,823
199										18,823
200										18,823
201										18,823
202										18,823
203										18,823
204										18,823
205										18,823
206										18,823
207										18,823
208										18,823
209										18,823
210										18,823
211										18,823
212										18,823
213										18,823
214										18,823
215										18,823
216										18,823
217										18,823
218										18,823
219										18,823
220										18,823
221	0.0		0		0		0		0	12,887
222										12,887
223										12,887
224										12,887
225										12,887
226										12,887
227										12,887
228										15,387
229										17,887
230										20,387
231										22,887
232										25,387
233										27,887
234										30,387
235										32,887
236										35,387
237										37,887
238										40,387
239										42,887
240										45,387
241										47,887
242										50,387

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
243			22									446		833		37,068
244			23									446		833		36,680
245			24		0.0		0.0		0.0		0.0	446	11	833	18	36,755			0.0		0.0
246		Tuesday, October 11, 2011	1									446		833		36,368	11-Oct-11
247			2									446		833		35,980
248			3									446		833		35,593
249			4									446		833		35,205
250			5									446		833		34,818
251			6									446		833		34,430
252			7									446		833		34,043
253			8									446		833		33,655
254			9									446		833		33,268
255			10									446				33,713
256			11									446				34,159
257			12									446				34,605
258			13									446				35,051
259			14									446				35,497
260			15									446				35,943
261			16									446				36,388
262			17									446				36,834
263			18									446				37,280
264			19									446				37,726
265			20									446				38,172
266			21									446				38,618
267			22									446				39,063
268			23									446				39,509
269			24		0.0		0.0		0.0		0.0	446	11		8	39,955			0.0		0.0
270		Wednesday, October 12, 2011	1									446				40,401	12-Oct-11
271			2									446				40,847
272			3									446				41,293
273			4									446				41,738
274			5									446				42,184
275			6									446				42,630
276			7									446				43,076
277			8									446				43,522
278			9									446		833		43,134
279			10									446		833		42,747
280			11									446		833		42,359
281			12									446		833		41,972
282			13									446		833		41,584
283			14									446		833		41,197
284			15									446		833		40,809
285			16									446		833		40,422
286			17									446		833		40,034
287			18									446		833		39,647
288			19									446		833		39,259
289			20									446		833		38,872
290			21									446		833		38,484

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
243																				33,620
244																				33,620
245	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
246																				33,620	11-Oct-11
247																				33,620
248																				33,620
249																				33,620
250																				33,620
251																				33,620
252																				33,620
253																				33,620
254																				33,620
255																				33,620
256																				33,620
257																				33,620
258																				33,620
259																				33,620
260																				33,620
261																				33,620
262																				33,620
263																				33,620
264																				33,620
265																				33,620
266																				33,620
267																				33,620
268																				33,620
269	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
270																				33,620	12-Oct-11
271																				33,620
272																				33,620
273																				33,620
274																				33,620
275																				33,620
276																				33,620
277																				33,620
278																				33,620
279																				33,620
280																				33,620
281																				33,620
282																				33,620
283																				33,620
284																				33,620
285																				33,620
286																				33,620
287																				33,620
288																				33,620
289																				33,620
290																				33,620

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
243
244
245	0.0		0.0		0.0		0.0		0		0.0						0		0
246
247
248
249
250
251
252
253
254
255
256
257
258
259
260
261
262
263
264
265
266
267
268
269	0.0		0.0		0.0		0.0		0		0.0						0		0
270
271
272
273
274
275
276
277
278
279
280
281
282
283
284
285
286
287
288
289
290

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
243		833		44,619										2500.0
244		833		43,786										2500.0
245	0	833	19	46,509			0.0		0.0		0.0		0.0	2500.0	45.0		0.0		0.0
246				46,509	11-Oct-11									2500.0
247				46,509										2500.0
248				46,509
249				46,509
250				46,509
251				46,509
252				46,509
253				46,509
254				46,509
255				46,509
256				46,509
257		833		45,676
258		833		44,842
259		833		44,009
260		833		43,176
261		833		42,342
262		833		41,509
263		833		40,676
264		833		39,842
265		833		39,009
266		833		38,176
267		833		37,342
268		833		36,509
269	0	833	11	35,676			0.0		0.0		0.0		0.0		5.0		0.0		0.0
270		833		34,842	12-Oct-11
271		833		34,009
272		833		33,176
273		833		32,342
274		833		31,509
275		833		30,676
276		833		29,842
277		833		29,009
278				29,009
279				29,009				2500
280				29,009				2500
281				29,009				2500
282				29,009				2500
283				29,009				2500
284				29,009				2500
285				29,009				2500
286				29,009				2500
287				29,009				2500
288				29,009				2500
289				29,009				2500
290				29,009				2500

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
243										52,887
244										55,387
245	0.0		0		0		0		0	57,887
246				833						59,554
247				833						61,220
248				833						60,387
249				833						59,554
250				833						58,720
251				833						57,887
252				833						57,054
253				833						56,220
254				833						55,387
255				833						54,554
256				833						53,720
257				833						52,887
258				833						52,054
259				833						51,220
260				833						50,387
261				833						49,554
262				833						48,720
263				833						47,887
264				833						47,054
265				833						46,220
266				833						45,387
267				833						44,554
268				833						43,720
269	0.0		0	833	20		0		0	42,887
270				833						42,054
271				833						41,220
272				833						40,387
273				833						39,554
274				833						38,720
275				917						37,804
276				917						36,887
277				917						35,970
278				917						35,054
279				917						36,637
280				917						38,220
281				917						39,804
282				917						41,387
283				917						42,970
284				917						44,554
285				917						46,137
286				917						47,720
287				917						49,304
288				917						50,887
289				917						52,740
290				917						54,054

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
291			22									446		833		38,097
292			23									446		833		37,709
293			24		0.0		0.0		0.0		0.0	446	11	833	13	37,322			0.0		0.0
294		Thursday, October 13, 2011	1									446		833		36,934	13-Oct-11
295			2									446		833		36,547
296			3									446		833		36,159
297			4									446		833		35,772
298			5									446		833		35,384
299			6									446		833		34,997
300			7									446		833		34,609
301			8									446		833		34,222
302			9									446		833		33,834
303			10									446		833		33,447
304			11									446		833		33,059
305			12									446				33,505
362			13									446				33,951
307			14									446				34,397
308			15									446				34,843
309			16									446				35,288
310			17									446				35,734
311			18									446				36,180
312			19									446				36,626
313			20									446				37,072
314			21									446				37,518
315			22									446				37,963
316			23									446				38,409
317			24		0.0		0.0		0.0		0.0	446	11		9	38,855			0.0		0.0
318		Friday, October 14, 2011	1									446				39,301	14-Oct-11
319			2									446				39,747
320			3									446				40,193
321			4									446				40,638
322			5									446				41,084
323			6									446				41,530
324			7									446				41,976
325			8									446				42,422
326			9									446				42,868
327			10									446				43,313
328			11									446				43,759
329			12									446				44,205
330			13									446				44,651
331			14									446				45,097
332			15									446				45,543
333			16									446				45,988
334			17									446				46,434
335			18									446				46,880
336			19									446				47,326
337			20									446				47,772
338			21									446				48,218

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
291																				33,620
292																				33,620
293	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
294																				33,620	13-Oct-11
295																				33,620
296																				33,620
297																				33,620
298																				33,620
299																				33,620
300																				33,620
301																				33,620
302																				33,620
303																				33,620
304																				33,620		2500.0
305																				33,620		2500.0
306																				33,620		2500.0
307																				33,620		2500.0
308																				33,620		2500.0
309																				33,620		2500.0
310																				33,620		2500.0
311																				33,620		2500.0
312																				33,620		2500.0
313																				33,620		2500.0
314																				33,620		2500.0
315																				33,620		2500.0
316																				33,620		2500.0
317	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620		2500.0
318																				33,620	14-Oct-11	2500.0
319																				33,620		2500.0
320																				33,620		2500.0
321																				33,620		2500.0
322																				33,620		2500.0
323																				33,620		2500.0
324																				33,620
325																				33,620
326																				33,620
327																				33,620
328																				33,620
329																				33,620
330																				33,620
331																				33,620
332																				33,620
333																				33,620
334																				33,620
335																				33,620
336																				33,620
337																				33,620
338																				33,620

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
291
292
293	0.0		0.0		0.0		0.0		0		0.0						0		0
294
295
296
297
298
299
300
301
302
303
304
305
306
378
308
309
310
311
312
313
314
315
316
317	35.0		0.0		0.0		0.0		0		0.0						0		0
318
319
320
321
322
323
324
325
326
327
328
329
330
331
332
333
334
335
336
337
338

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
291				29,009				2500
292				29,009				2500
293	0		7	24,721			0.0	2500	37.5		0.0		0.0		0.0		0.0		0.0
294				24,721	13-Oct-11			2500
295				24,721				2500
296				24,721				2500
297				24,721				2500
298				24,721				2500
299				24,721
300				24,721
301				24,721
302				24,721
303				24,721
304				24,721
305		833		28,888
306		833		30,554
307		833		32,221
308		833		33,888
309		833		35,554
310		833		37,221
311		833		38,888
312		833		40,554
313		833		42,221
314		833		43,888
315		833		45,554
316		833		47,221
317	0	833	11	48,888			0.0		12.5		0.0		0.0		0.0		0.0		0.0
318		833		50,554	14-Oct-11
319		833		52,221
320		833		53,888
321		833		55,554
322		833		57,221
323		833		58,888
324		833		58,054
325		833		57,221
326		833		56,388
327		833		55,554
328		833		54,721
329		833		53,888
330		833		53,054
331		833		52,221
332		833		51,388
333		833		50,554
334		833		49,721
335		833		48,888
336		833		48,054
337		833		47,221
338		833		46,388

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
291				917						55,637
292				917						57,220
293	0.0		0	917	22		0		0	58,804
294				917						60,387
295				917						61,970
296				917						63,554
297				917						65,137
298				917						66,720
299				917						65,804
300				917						64,887
301				917						63,970
302				917						63,054
303				917						62,137
304				917						61,220
305				958						60,262
306				958						59,304
307				958						58,345
308				958						57,387
309				958						56,429
310				958						55,470
311				958						54,512
312				958						53,554
313				958						52,595
314				958						51,637
315				958						50,679
316				958						49,720
317	0.0		0	958	23		0		0	48,762
318				958						47,804
319				958						46,845
320				958						45,887
321				958						44,929
322				958						43,970
323				958						43,012
324				958						42,054
325				958						41,095
326				958						40,137
327				958						39,179
328				958						38,220
329				958						37,262
330				958						36,304
331				958						35,345
332				958						34,387
333				958						33,429
334				958						32,470
335				958						31,512
336				958						30,554
337				958						29,595
338				958						28,637

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
339			22									446				48,663
340			23									446				49,109
341			24		0.0		0.0		0.0		0.0	446	11		0	49,555			0.0		0.0
342		Saturday, October 15, 2011	1									446				50,001	15-Oct-11
343			2									446				50,447
344			3									446				50,893
345			4									446				51,338
346			5									446				51,784
347			6									446				52,230
348			7									446				52,676
349			8									446				53,122
350			9									446				53,568
351			1									446				54,013
352			11									446				54,459
353			12									446				54,905
354			13									446				55,351
355			14									446				55,797
356			15									446				56,243
357			16									446				56,688
358			17									446				57,134
359			18									446				57,580
360			19									446				60,538
361			20									446				60,984
362			21									446				61,340
363			22									446				61,876
364			23									446				62,321
365			24		0.0		0.0		0.0		0.0	446	11		0	62,767			0.0		0.0
366		Sunday, October 16, 2011	1									446				63,213	16-Oct-11
367			2									446				63,659
368			3									446				64,105
369			4									446				64,551
370			5									446				64,996
371			6									446				65,442
372			7									446				65,888
373			8									446				66,334
374			9									446				66,780
375			10									446				67,226
376			11									446				67,671
377			12									446				68,117
378			13									446				68,563
379			14									446				69,009
380			15									446				69,455
381			16									446				69,901
382			17									446				70,346
383			18									446				70,792
384			19									446				71,238
385			20									446				71,684
386			21									446				72,130

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
339																				33,620
340																				33,620
341	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
342																				33,620	15-Oct-11
343																				33,620
344																				33,620
345																				33,620
346																				33,620
347																				33,620
348																				33,620
349																				33,620
350																				33,620
351																				33,620
352																				33,620
353																				33,620
354																				33,620
355																				33,620
356																				33,620
357																				33,620
358																				33,620
359																				33,620
360																				33,620
361																				33,620
362																				33,620
363																				33,620
364																				33,620
365	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	33,620
366																				33,620	16-Oct-11
367																				33,620
368																				33,620
369																				33,620
370																				33,620
371																				33,620
372																				33,620
373																				33,620
374																				33,620
375																				33,620
376																				33,620
377																				33,620
378																				33,620
379																				33,620
380																				33,620
381																				33,620
382																				33,620
383																				33,620
384																				33,620
385																				33,620
386																				33,620

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Hourly
339
340
341	15.0		0.0		0.0		0.0		0		0.0						0		0
342
343
344
345
346
347
348
349
350
351
352
353
354
355
356
357
358
359
360
361
362
363
364
365	0.0		0.0		0.0		0.0		0		0.0						0		0
366				3000
367				3000
368				3000
369				3000
370				3000
371				3000
372				3000
373				3000
374				3000
375				3000
376				3000
377				2000
378
379
380
381
382
383
384
385
386

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
339		833		45,554
340		833		44,721
341	0	833	20	43,888			0.0		0.0		0.0		0.0		0.0		0.0		0.0
342		833		43,054	15-Oct-11			2200
343		833		42,221				2200
344		833		41,388				2200
345		833		40,554				2200
346		833		39,721				2200
347		833		38,888				2200
348		833		38,054				2200
349		833		37,221				2200
350		833		36,388				2200
351		833		35,554				2200
352		833		34,721				2200
353		833		33,888				2200
354		833		33,054				2200
355		833		32,221				2200
356		833		31,388				2200
357		833		30,554				2200
358		833		29,721				2200
359		833		28,888				2200
360		833		27,023				2200
361		833		26,190				2200
362		833		25,356				2200
363		833		24,523				2200
364		833		23,690				2200
365	0	833	20	22,856			0.0	2200	52.8		0.0		0.0		0.0		0.0		0.0
366		833		25,023	16-Oct-11
367		833		27,190
368		833		29,356
369		833		31,523
370		833		33,690
371		833		35,856
372		833		38,023
373		833		40,190
374		833		42,356
375		833		44,523
376		833		46,690
377		833		47,856
378		833		47,023
379		833		46,190
380		833		45,356
381		833		44,523
382		833		43,690
383		833		42,856
384		833		42,023
385		833		41,190
386		833		40,356

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
339				958						27,679
340				958						26,720
341	0.0		0	958	23		0		0	25,762
342				958						27,004
343				958						28,245
344				958						29,487
345				958						30,729
346				958						31,970
347				958						33,212
348				958						34,454
349				958						35,695
350				958						36,937
351				958						38,179
352				958						39,420
353				958						40,662
354				958						41,904
355				958						43,145
356				958						44,387
357				958						45,629
358				958						46,870
359				958						48,112
360				958						49,683
361				958						50,925
362				958						52,166
363				958						53,408
364				958						54,650
365	0.0		0	958	23		0		0	55,891
366				958						54,933
367				958						53,975
368				958						53,016
369				958						52,058
370				958						51,100
371				958						50,141
372				958						49,183
373				958						48,225
374				958						47,266
375				958						46,308
376				958						45,350
377				958						44,391
378				958						43,433
379				958						42,475
380				958						41,516
381				958						40,558
382				958						39,600
383				958						38,641
384				958						37,683
385				958						36,725
386				958						35,766

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
387			22									446				72,576
388			23									446				73,021
389			24		0.0		0.0		0.0		0.0	446	11		0	73,313			0.0		0.0
390		Monday, October 17, 2011	1									446				73,759	17-Oct-11
391			2									446				74,205
392			3									446				74,651
393			4									446				75,096
394			5									446				75,542
395			6									446				75,988
396			7									446				76,434
397			8									446				76,880
398			9									446				77,326
399			10									446		750		77,021
400			11									446		750		76,717
401			12									446		750		76,413
402			13									446		750		76,109
403			14									446		750		75,805
404			15									446		750		75,500
405			16									446		750		75,196
406			17									446		750		74,892
407			18									446		750		74,588
408			19									446		750		74,284
409			20									446		750		73,980
410			21									446		750		73,675
411			22									446		750		73,371
412			23									446		750		73,067
413			24		0.0		0.0		0.0		0.0	446	11	750	11	74,402			0.0		0.0
414		Tuesday, October 18, 2011	1									446		750		74,098	19-Oct-11
415			2									446		750		73,794
416			3									446		750		73,490
417			4									446		750		73,185
418			5									446		750		72,881
419			6									446		750		72,577
420			7									446		750		72,273
421			8									446		750		71,969
422			9									446		750		71,665
423			10									446		750		71,360
424			11									446		750		71,056
425			12									446		750		70,752
426			13									446		750		70,448
427			14									446		750		70,144
428			15									446		750		69,839
429			16									446		750		69,535
430			17									446		750		69,231
431			18									446		750		68,927
432			19									446		750		68,623
433			20									446		750		68,319
434			21									446		750		68,014

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
387																				33,620
388																				33,620
389	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	34,076
390																				34,076	17-Oct-11
391																				34,076
392																				34,076
393																				34,076
394																				34,076
395																				34,076
396																				34,076
397																				34,076
398																				34,076
399																				34,076
400																				34,076
401																				34,076
402																				34,076
403																				34,076
404																				34,076
405																				34,076
406																				34,076
407																				34,076
408																				34,076
409																				34,076
410																				34,076
411																				34,076
412																				34,076
413	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	34,010
414																				34,010	18-Oct-11
415																				34,010
416																				34,010
417																				34,010
418																				34,010
419																				34,010
420																				34,010
421																				34,010
422																				34,010
423																				34,010
424																				34,010
425																				34,010
426																				34,010
427																				34,010
428																				34,010
429																				34,010
430																				34,010
431																				34,010
432																				34,010
433																				34,010
434																				34,010

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	2500	Daily	Hourly	Daily	Hourly	Daily	Hourly	Dailey	Hourly	Daily	Hourly	Daily	Hourly
387
388
389	0.0		0.0		35.0		0.0		0		0.0						0		0
390
391
392
393
394
395
396
397
398
399
400
401
402
403
404
405
406
407
408
409
410
411
412
413	0.0		0.0		0.0		0.0		0		0.0						0		0
414
415
416
417
418
419
420
421
422
423
424
425
426
427
428
429
430
431
432
433
434

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
387		833		39,523
388		833		38,690
389	0	833	20	33,129			0.0		0.0		0.0		0.0		0.0		0.0		0.0
390		833		32,296	17-Oct-11
391		833		31,462
392		833		30,629
393		833		29,796
394		833		28,962
395		833		28,129
396		833		27,296
397		833		26,462				2500
398		833		25,629				2500
399				25,629				2500
400				25,629				2500
401				25,629				2500
402				25,629				2500
403				25,629				2500
404				25,629				2500
405				25,629				2500
406				25,629				2500
407				25,629				2500
408				25,629				2500
409				25,629				2500
410				25,629				2500
411				25,629				2500
412				25,629				2500
413	0		8	25,335			0.0	2500	42.5		0.0		0.0		0.0		0.0		0.0
414				25,335	18-Oct-11			2500
415				25,335				2500
416				25,335				2500
417				25,335
418				25,335
419				25,335
420				25,335
421				25,335
422				25,335
423				25,335
424				25,335
425				25,335
426				25,335
427				25,335
428				25,335
429				25,335
430				25,335
431				25,335
432				25,335
433				25,335
434				25,335

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
387				958						34,808
388				958						33,850
389	0.0		0	958	23		0		0	42,526
390				917						41,609
391				917						40,693
392				917						39,776
393				917						38,859
394				917						37,943
395				917						37,026
396				917						36,109
397				958						37,651
398				958						39,193
399				958						40,734
400				958						42,276
401				958						43,818
402				958						45,359
403				958						46,901
404				958						48,443
405				958						49,984
406				958						51,526
407				958						53,068
408				958						54,609
409				958						56,151
410				958						57,693
411				958						59,234
412				958						60,776
413	0.0		0	958	23		0		0	62,476
414				958						64,018
415				958						65,559
416				958						67,101
417				958						66,143
418				958						65,184
419				958						64,226
420				958						63,268
421				958						62,309
422				958						61,351
423				958						60,393
424				958						59,434
425				958						58,476
426				958						57,518
427				958						56,559
428				958						55,601
429				958						54,643
430				958						53,684
431				958						52,726
432				958						51,768
433				958						50,809
434				958						49,851

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
435			22									446		750		67,710
436			23									446		750		67,406
437			24		0.0		0.0		0.0		0.0	446	11	750	18	67,120			0.0		0.0
438		Wednesday, October 19, 2011	1									446		750		66,798	19-Oct-11
439			2									446		750		66,494
440			3									446		750		66,189
441			4									446		750		65,885
442			5									446		750		65,581
443			6									446		750		65,277
444			7									446		750		64,973
445			8									446		750		64,669
446			9									446		750		64,364
447			10									446		750		64,060
448			11									446		750		63,756
449			12									446		750		63,452
450			13									446		750		63,148
451			14									446		750		62,844
452			15									446		750		62,539
453			16									446		750		62,235
454			17									446		750		61,931
455			18									446		750		61,627
456			19									446		750		61,323
457			20									446		750		61,019
458			21									446		750		60,714
459			22									446		750		60,410
460			23									446		750		60,106
461			24		0.0		0.0		0.0		0.0	446	11	750	18	59,608			0.0		0.0
462		Thursday, October 20, 2011	1									446		750		59,304	20-Oct-11
463			2									446		750		59,000
464			3									446		750		58,696
465			4									446		750		58,391
466			5									446		750		58,087
467			6									446		750		57,783
468			7									446		750		57,479
469			8									446		750		57,175
470			9									446		750		56,871
471			10									446		750		56,566
472			11									446		750		56,262
473			12									446		750		55,958
474			13									446		750		55,654
475			14									446		750		55,350
476			15									446		750		55,046
477			16									446		750		54,741
478			17									446		750		54,437
479			18									446		750		54,133
480			19									446		750		53,829
481			20									446		750		53,525
482			21									446		750		53,221

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
435																				34,010
436																				34,010
437	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	34,010
438																				34,010	19-Oct-11
439																				34,010
440																				34,010
441																				34,010
442																				34,010
443																				34,010
444																				34,010
445																				34,010
446																				34,010
447																				34,010
448																				34,010
449																				34,010
450																				34,010
451																				34,010
452																				34,010
453																				34,010
454																				34,010
455																				34,010
456																				34,010
457																				34,010
458																				34,010
459																				34,010
460																				34,010
461	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	34,105
462																				34,105	20-Oct-11
463																				34,105
464																				34,105
465																				34,105
466																				34,105
467																				34,105
468																				34,105
469																				34,105
470																				34,105
471																				34,105
472																				34,105
473																				34,105
474																				34,105
475																				34,105
476																				34,105
477																				34,105
478																				34,105
479																				34,105
480																				34,105
481																				34,105
482																				34,105

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
435
436
437	0.0		0.0		0.0		0.0		0		0.0						0		0
438
439
440
441
442
443
444
445
446
447
448
449
450
451
452
453
454
455
456
457
458
459
460
461	0.0		0.0		0.0		0.0		0		0.0						0		0
462
463
464
465
466
467
468
469
470
471
472
473
474
475
476
477
478
479
480
481
482

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
435				25,335
436				25,335
437	0		0	25,335			0.0		7.5		0.0		0.0		0.0		0.0		0.0
438				25,335	19-Oct-11
439				25,335
440				25,335
441				25,335
442				25,335
443				25,335				2500
444				25,335				2500
445				25,335				2500
446				25,335				2500
447				25,335				2500
448				25,335				2500
449				25,335				2500
450				25,335				2500
451				25,335				2500
452				25,335				2500
453				25,335				2500
454				25,335				2500
455				25,335
456				25,335
457				25,335
458				25,335
459				25,335
460				25,335
461	0		0	25,377			0.0		30.0		0.0		0.0		0.0		0.0		0.0
462				25,377	20-Oct-11
463				25,377
464				25,377
465				25,377
466				25,377
467				25,377
468				25,377
469				25,377
470				25,377
471				25,377
472				25,377
473				25,377
474				25,377
475				25,377
476				25,377
477				25,377
478				25,377
479				25,377
480				25,377
481				25,377
482				25,377

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
435				958						48,893
436				958						47,934
437	0.0		0	958	23		0		0	46,976
438				958						46,018
439				958						45,059
440				958						44,101
441				958						43,143
442				958						42,184
443				958						43,726
444				958						45,268
445				958						46,809
446				958						48,351
447				958						49,893
448				958						51,434
449				958						52,976
450				958						54,518
451				958						56,059
452				958						57,601
453				958						59,143
454				958						60,684
455				958						59,726
456				958						58,768
457				958						57,809
458				958						56,851
459				958						55,893
460				958						54,934
461	0.0		0	958	23		0		0	48,405
462				958						47,447
463				958						46,488
464				958						45,530
465				958						44,572
466				958						43,613
467				958						42,655
468				958						41,697
469				958						40,738
470				958						39,780
471				958						38,822
472				958						37,863
473				958						36,905
474				958						35,947
475				958						34,988
476				958						34,030
477				958						33,072
478				958						32,113
479				958						31,155
480				958						30,197
481				958						29,238
482				958						28,280

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
483			22									446		750		52,916
484			23									446		750		52,612
485			24		0.0		0.0		0.0		0.0	446	11	750	18	52,308			0.0		0.0
486		Friday, October 21, 2011	1									446		750		52,004	21-Oct-11
487			2									446		750		51,700
488			3									446		750		51,396
489			4									446		750		51,091
490			5									446		750		50,787
491			6									446		750		50,483
492			7									446		750		50,179
493			8									446		750		49,875
494			9									446		750		49,571
495			10									446		750		49,266
496			11									446		750		48,962
497			12									446		750		48,658
498			13									446		750		48,354
499			14									446		750		48,050
500			15									446		750		47,746
501			16									446		750		47,441
502			17									446		750		47,137
503			18									446		750		46,833
504			19									446		750		46,529
505			20									446		750		46,225
506			21									446		750		45,921
507			22									446		750		45,616						3000
508			23									446		750		45,312						3000
509			24		0.0		0.0		0.0		0.0	446	11	750	18	45,008			0.0		0.0	3000
510		Saturday, October 22, 2011	1									446		750		44,704	22-Oct-11					3000
511			2									446		750		44,400						3000
512			3									446		750		44,096						3000
513			4									446		750		43,791						3000
514			5									446		750		43,487						3000
515			6									446		750		43,183						3000
516			7									446		750		42,879						3000
517			8									446		750		42,575						3000
518			9									446		750		42,271						3000
519			10									446		750		41,966						3000
520			11									446		750		41,662						3000
521			12									446		750		41,358						3000
522			13									446		750		41,054						3000
523			14									446		750		40,750						3000
524			15									446		750		40,446						3000
525			16									446		750		40,141						3000
526			17									446		750		39,837
527			18									446		750		39,533
528			19									446		750		39,229
529			20									446		750		38,925
530			21									446		750		38,621

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
483																				34,105
484																				34,105
485	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	34,105
486																				34,105	21-Oct-11
487																				34,105
488																				34,105
489																				34,105
490																				34,105
491																				34,105
492																				34,105
493																				34,105
494																				34,105
495																				34,105
496																				34,105
497																				34,105
498																				34,105
499																				34,105
500																				34,105
501																				34,105
502																				34,105
503																				34,105
504																				34,105
505																				34,105
506																				34,105
507																				37,105
508																				40,105
509	9.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	43,105
510																				46,105	22-Oct-11
511																				49,105
512																				52,105
513																				55,105
514																				58,105
515																				61,105
516																				64,105
517																				67,105
518																		958		69,147
519																		958		71,188
520																		958		73,230
521																		958		75,272
522																		958		77,313
523																		958		79,355
524																		958		81,397
525																		958		83,438
526																		958		85,480
527																		958		84,522
528																		958		83,563
529																		958		82,605
530																		958		81,647

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
483
484
485	0.0		0.0		0.0		0.0		0		0.0						0		0
486
487
488
489
490
491
492
493
494
495
496
497
498
499
500
501
502
503
504
505
506
507
508
509	0.0		0.0		0.0		0.0		0		0.0						0		0
510
511
512
513
514
515
516
517
518
519
520
521
522
523
524
525
526
527
528
529
530

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
483				25,377
484				25,377
485	0		0	25,377			0.0		0.0		0.0		0.0		0.0		0.0		0.0
486				25,377	21-Oct-11
487				25,377
488				25,377
489				25,377
490				25,377
491				25,377
492				25,377
493				25,377
494				25,377
495				25,377												3000
496				25,377												3000
497				25,377												3000
498				25,377												3000
499				25,377												3000
500				25,377												3000
501				25,377												3000
502				25,377												3000
503				25,377												3000
504				25,377												3000
505				25,377
506				25,377
507				25,377
508				25,377
509	0		0	25,377			0.0		0.0		0.0		0.0		0.0		30.0		0.0
510				25,377	22-Oct-11
511				25,377
512				25,377
513				25,377
514				25,377
515				25,377
516				25,377
517				25,377
518				25,377
519				25,377
520				25,377
521				25,377
522				25,377
523				25,377
524				25,377
525				25,377
526				25,377
527				25,377
528				25,377
529				25,377
530				25,377

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
483				958						27,322
484				958						26,363
485	0.0		0	958	23		0		0	25,405
486				958						24,447
487				958						23,488
488				958						22,530
489				958						21,572
490				958						20,613
491				958						19,655
492				958						18,697
493				958						17,738
494				958						16,780
495				958						18,822
496				958						20,863
497				958						22,905
498				958						24,947
499				958						26,988
500				958						29,030
501				958						31,072
502				958						33,113
503				958						35,155
504				958						37,197
505				958						36,238
506				958						35,280
507				958						34,322
508				958						33,363
509	0.0		0	958	23		0		0	32,405
510				958						31,447
511				958						30,488
512				958						29,530
513				958						28,572
514				958						27,613
515				958						26,655
516				958						25,697
517				958						24,738
518										24,738
519										24,738
520										24,738
521										24,738
522										24,738
523										24,738
524										24,738
525										24,738
526										24,738
527										24,738
528										24,738
529										24,738
530										24,738

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
531			22									446		750		38,316
532			23									446		750		38,012
533			24		0.0		0.0		0.0		0.0	446	11	750	18	37,708			0.0		0.0
534		Sunday, October 23, 2011	1									446		750		37,404	23-Oct-11
535			2									446		750		37,100
536			3									446		750		36,796
537			4									446		750		36,491
538			5									446		750		36,187
539			6									446		750		35,883
540			7									446		750		35,579
541			8									446		750		35,275
542			9									446		750		34,971
543			10									446		750		34,666
544			11									446		750		34,362
545			12									446		750		34,058
546			13									446		750		33,754
547			14									446		750		33,450
548			15									446		750		33,146
549			16									446		750		32,841						3500
550			17									446		750		32,537						3500
551			18									446		750		32,233						3500
552			19									446		750		31,929						3500
553			20									446		750		31,625						3500
554			21									446		750		31,321						3500
555			22									446		750		31,016						3500
556			23									446		750		30,712						3500
557			24		0.0		0.0		0.0		0.0	446	11	750	18	31,007			0.0		0.0	2000
558		Monday, October 24, 2011	1									446		750		30,703	24-Oct-11
559			2									446		750		30,399
560			3									446		750		30,095
561			4									446		750		29,790
562			5									446		750		29,486
563			6									446		750		29,182
564			7									446		750		28,878
565			8									446		750		28,574
566			9									446				29,020
567			10									446				29,465
568			11									446				29,911
569			12									446				30,357
570			13									446				30,803
571			14									446				31,249
572			15									446				31,695
573			16									446				32,140
574			17									446				32,586
575			18									446				33,032
576			19									446				33,478
577			20									446				33,924
578			21									446				34,370

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
531																		958		80,688
532																		958		79,730
533	51.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	958	15.3	78,772
534																		958		77,813	23-Oct-11
535																		958		76,855
536																		958		75,897
537																		958		74,938
538																		958		73,980
539																		958		73,022
540																		958		72,063
541																		958		71,105
542																		958		70,147
543																		958		69,188
544																		958		68,230
545																		958		67,272
546																		958		66,313
547																		958		65,355
548																		958		64,397
549																		958		66,938
550																		958		69,480
551																		958		72,022
552																		958		74,563
553																		958		77,105
554																		958		79,647
555																		958		82,188
556																		958		84,730
557	30.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	958	23.0	78,456
558																		958		77,498	24-Oct-11
559																		958		76,539
560																		958		75,581
561																		958		74,623
562																		958		73,664
563																		958		72,706
564																		958		71,748
565																		958		70,789
566																		958		69,831
567																		958		68,873
568																		958		67,914
569																		958		66,956
570																		958		65,998
571																		958		65,039
572																		958		64,081
573																		958		63,123
574																		958		62,164
575																		958		61,206
576																		958		60,248
577																		958		59,289
578																		958		58,331

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
531
532
533	0.0		0.0		0.0		0.0		0		0.0						0		0
534								3000
535								3000
536								3000
537								3000
538								3000
539								3000
540								3000
541								3000
542								3000
543								3000
544								3000
545								3000
546
547
548
549
550
551
552
553
554
555
556
557	0.0		0.0		0.0		0.0		36		0.0						0		0
558
559
560
561
562
563
564
565
566
567
568
569
570
571
572
573
574
575
576
577
578

	BM	BN	BO	BP	BQ	BR	BS	BT	BY	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
531				25,377
532				25,377
533	0		0	25,377			0.0		0.0		0.0		0.0		0.0		0.0		0.0
534				28,377	23-Oct-11
535				31,377
536				34,377
537				37,377
538				40,377
539				43,377
540				46,377
541				49,377
542				52,377
543				55,377
544				58,377
545				61,377
546				61,377
547				61,377
548				61,377
549				61,377
550				61,377
551				61,377
552				61,377
553				61,377
554				61,377
555				61,377
556				61,377
557	0		0	60,699			0.0		0.0		0.0		0.0		0.0		0.0		0.0
558				60,699	24-Oct-11
559				60,699
560				60,699
561				60,699
562				60,699
563				60,699
564				60,699
565				60,699
566		833		59,866
567		833		59,032
568		833		58,199
569		833		57,366
570		833		56,532
571		833		55,699
572		833		54,866
573		833		54,032
574		833		53,199
575		833		52,366
576		833		51,532
577		833		50,699
578		833		49,866

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
531										24,738
532										24,738
533	0.0		0		8		0		0	24,738
534										24,738
535										24,738
536										24,738
537										24,738
538										24,738
539										24,738
540										24,738
541										24,738
542										24,738
543										24,738
544										24,738
545										24,738
546										24,738
547										24,738
548										24,738
549										24,738
550										24,738
551										24,738
552										24,738
553										24,738
554										24,738
555										24,738
556										24,738
557	0.0		0		0		0		0	27,536
558										27,536
559										27,536
560										27,536
561										27,536
562										27,536
563										27,536
564										27,536
565										27,536
566										27,536
567										27,536
568										27,536
569										27,536
570										27,536
571										27,536
572										27,536
573										27,536
574										27,536
575										27,536
576										27,536
577										27,536
578										27,536

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
579			22									446				34,815
580			23									446				35,261
581			24		0.0		0.0		0.0		0.0	446	11		6	35,707			0.0		0.0
582		Tuesday, October 25, 2011	1									446				36,153	25-Oct-11			3500
583			2									446				36,599				3500
584			3									446				37,045				3500
585			4									446				37,490				3500
586			5									446				37,936				3500
587			6									446				38,382				3500
588			7									446				38,828				3500
589			8									446				39,274				3500
590			9									446				39,720				2000
591			10									446				40,165				10000
592			11									446				40,611
593			12									446				41,057
594			13									446				41,503
595			14									446				41,949
596			15									446				42,395
597			16									446				42,840
598			17									446				43,286
599			18									446				43,732
600			19									446				44,178
601			20									446				44,624
602			21									446				45,070
603			22									446				45,515
604			23									446				45,961
605			24		0.0		0.0		0.0		0.0	446	11		0	45,049			0.0		40.0
606		Wednesday, October 26, 2011	1									446				45,495	26-Oct-11
607			2									446				45,941
608			3									446				46,387
609			4									446				46,832
610			5									446				47,278
611			6									446				47,724
612			7									446				48,170
613			8									446				48,616
614			9									446				49,062
615			10									446				49,507				3500
616			11									446				49,953				3500
617			12									446				50,399				3500
618			13									446				50,845				3500
619			14									446				51,291				3500
620			15									446				51,737				3500
621			16									446				52,182				3500
622			17									446				52,628				3500
623			18									446				53,074				3500
624			19									446				53,520				3500
625			20									446				53,966				3500
626			21									446				54,412				3500

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
579																		958		57,373
580																		958		56,414
581	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	958	23.0	55,456
582																		1167		57,789	25-Oct-11
583																		1167		60,123
584																		1167		62,456
585																		1167		64,789
586																		1167		67,123
587																		1167		69,456
588																		1167		71,789
589																		1167		74,123
590																		1167		74,956
591																		1167		83,789
592																		1167		82,623		3000.0
593																		1167		81,456		3000.0
594																		1167		80,289		3000.0
595																		1167		79,123		3000.0
596																		1167		77,956		3000.0
597																		1167		76,789		3000.0
598																		1167		75,623		3000.0
599																		1167		74,456		3000.0
600																		1167		73,289		3000.0
601																		1167		72,123		3000.0
602																		1167		70,956
603																		1167		69,789
604																		1167		68,623
605	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	76,304
606																		1167		75,137	26-Oct-11
607																		1167		73,971
608																		1167		72,804
609																		1167		71,637
610																		1167		70,471
611																		1167		69,304
612																		1167		68,137
613																		1167		66,971
614																		1167		65,804
615																		1167		68,137
616																		1167		70,471
617																		1167		72,804
618																		1167		75,137
619																		1167		77,471
620																		1167		79,804
621																		1167		82,137
622																		1167		84,471
623																		1167		86,804
624																		1167		89,137
625																		1167		91,471
626																		1167		93,804

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
579
580
581	0.0		0.0		0.0		0.0		0		0.0						0		0
582
583
584
585
586
587
588
589
590
591
592
593
594
595
596
597
598
599
600
601
602
603
604
605	0.0		0.0		0.0		0.0		0		0.0						0		0
606
607
608
609
610
611
612
613
614
615
616
617
618
619
620
621
622
623
624
625
626

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
579		833		49,032
580		833		48,199
581	0	833	13	47,366			0.0		0.0		0.0		0.0		0.0		0.0		0.0
582		833		46,532	25-Oct-11
583		833		45,699
584		833		44,866
585		833		44,032
586		833		43,199
587		833		42,366
588		833		41,532
589		833		40,699
590		833		39,866
591		833		39,032
592		833		41,199
593		833		43,366
594		833		45,532
595		833		47,699
596		833		49,866
597		833		52,032
598		833		54,199
599		833		56,366
600		833		58,532
601		833		60,699
602		833		59,866
603		833		59,032
604		833		58,199
605	0	833	20	54,227			0.0		0.0		0.0		0.0		0.0		0.0		0.0
606		833		53,394	26-Oct-11
607		833		52,560
608		833		51,727
609		833		50,894
610		833		50,060
611		833		49,227
612		833		48,394
613		833		47,560
614		833		46,727
615		833		45,894
616		833		45,060
617		833		44,227
618		833		43,394
619		833		42,560
620		833		41,727
621		833		40,894
622		833		40,060
623		833		39,227
624		833		38,394
625		833		37,560
626		833		36,727

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
579										27,536
580										27,536
581	0.0		0		0		0		0	27,536
582										27,536
583										27,536
584										27,536
585										27,536
586										27,536
587										27,536
588										27,536
589										27,536
590										27,536
591										27,536
592										27,536
593										27,536
594										27,536
595										27,536
596										27,536
597										27,536
598										27,536
599										27,536
600										27,536
601										27,536
602										27,536
603										27,536
604										27,536
605	0.0		0		0		0		0	27,598
606										27,598
607										27,598
608										27,598
609										27,598
610										27,598
611										27,598
612										27,598
613										27,598
614										27,598
615										27,598
616										27,598
617										27,598
618										27,598
619										27,598
620										27,598
621										27,598
622										27,598
623										27,598
624										27,598
625										27,598
626										27,598

Start

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
627			22									446				54,857				3500
628			23									446				55,303				3500
629			24		0.0		0.0		0.0		0.0	446	11		0	56,106			0.0	1000	50.0
630		Thursday, October 27, 2011	1									446				56,552	27-Oct-11
631			2									446				56,998
632			3									446				57,444
633			4									446				57,889
634			5									446				58,335
635			6									446				58,781
636			7									446				59,227
637			8									446				59,673
638			9									446				60,119
639			10									446				60,564
640			11									446				61,010
641			12									446				61,456
642			13									446				61,902
643			14									446				62,348
644			15									446		750		62,044
645			16									446		750		61,739
646			17									446		750		61,435
647			18									446		750		61,131
648			19									446		750		60,827
649			20									446		750		60,523
650			21									446		750		60,219
651			22									446		750		59,914
652			23									446		750		59,610
653			24	0.0		0.0		0.0		0.0	0.0	446	11	750	8	61,638			0.0		0.0
654		Friday, October 28, 2011	1									446		750		61,334	28-Oct-11
655			2									446		750		61,030
656			3									446		750		60,726
657			4									446		750		60,421
658			5									446		750		60,117
659			6									446		750		59,813
660			7									446		750		59,509				3500
661			8									446		750		59,205				3500
662			9									446		750		58,901				3500
663			10									446		750		58,596				3500
664			11									446		750		58,292				3500
665			12									446		750		57,988				3500
666			13									446		750		57,684				3500
667			14									446		750		57,380				3500
668			15									446		750		57,076				3500
669			16									446		750		56,771				3500
670			17									446		750		56,467				3500
671			18									446		750		56,163				3500
672			19									446		750		55,859				3500
673			20									446		750		55,555				3500
674			21									446		750		55,251				1000

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
627																		1167		96,137
628																		1167		98,471
629	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	98,304
630																		1167		97,137	27-Oct-11
631																		1167		95,971
632																		1167		94,804
633																		1167		93,637
634																		1167		92,471
635																		1167		91,304
636																		1167		90,137
637																		1167		88,971
638																		1167		87,804
639																		1167		86,637
640																		1167		85,471
641																		1167		84,304
642																		1167		83,137
643																		1167		81,971		2500.0
644																		1167		80,804		2500.0
645																		1167		79,637		2500.0
646																		1167		78,471		2500.0
647																		1167		77,304		2500.0
648																		1167		76,137		2500.0
649																		1167		74,971		2500.0
650																		1167		73,804		2500.0
651																		1167		72,637		2500.0
652																		1167		71,471		2500.0
653	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	70,606		2500.0
654																		1167		69,439	28-Oct-11	2500.0
655																		1167		68,273		2500.0
656																		1167		67,106		2500.0
657																		1167		65,939		2500.0
658																		1167		64,773		2500.0
659																		1167		63,606
660																		1167		65,939
661																		1167		68,273
662																		1167		70,606
663																		1167		72,939
664																		1167		75,273
665																		1167		77,606
666																		1167		79,939
667																		1167		82,273
668																		1167		84,606
669																		1167		86,939
670																		1167		89,273
671																		1167		91,606
672																		1167		93,939
673																		1167		96,273
674																		1167		96,106

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
627
628
629	0.0		0.0		0.0		0.0		0		0.0						0		0
630
631
632
633
634
635
636
637
638
639
640
641
642
643
644
645
646
647
648
649
650
651
652
653	27.5		0.0		0.0		0.0		0		0.0						0		0
654
655
656
657
658
659
660
661
662
663
664
665
666
667
668
669
670
671
672
673
674

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
627		833		35,894
628		833		35,060
629	0	833	20	34,227			0.0		0.0		0.0		0.0		0.0		0.0		0.0
630		833		33,394	27-Oct-11
631		833		32,560
632		833		31,727
633		833		30,894
634		833		30,060
635		833		29,227
636		833		28,394
637		833		27,560
638		833		26,727
639		833		25,894
640		833		25,060
641		833		24,227
642		833		23,394
643		833		25,060
644				27,560
645				30,060
646				32,560
647				35,060
648				37,560
649				40,060
650				42,560
651				45,060
652				47,560
653	0		12	50,060			0.0		0.0		0.0		0.0		0.0		0.0		0.0
654				52,560	28-Oct-11
655				55,060
656				57,560
657				60,060
658				62,560
659				62,560
660				62,560
661				62,560
662				62,560
663				62,560
664				62,560
665				62,560
666				62,560
667				62,560
668				62,560
669				62,560
670				62,560
671				62,560
672				62,560
673				62,560
674				62,560

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
627										27,598
628										27,598
629	0.0		0		0		0		0	27,598
630										27,598
631										27,598
632										27,598
633										27,598
634										27,598
635										27,598
636										27,598
637										27,598
638										27,598
639										27,598
640										27,598
641										27,598
642										27,598
643										27,598
644										27,598
645										27,598
646										27,598
647										27,598
648										27,598
649										27,598
650										27,598
651										27,598
652										27,598
653	0.0		0		0		0		0	27,598
654										27,598
655										27,598
656										27,598
657										27,598
658										27,598
659										27,598
660										27,598
661										27,598
662										27,598
663										27,598
664										27,598
665										27,598
666										27,598
667										27,598
668										27,598
669										27,598
670										27,598
671										27,598
672										27,598
673										27,598
674										27,598

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
675			22									446		750		54,946
676			23									446		750		54,642
677			24		0.0		0.0		0.0		0.0	446	11	750	18	54,338			0.0		50.0
678		Saturday, October 29, 2011	1	3000								446		750		57,034	29-Oct-11
679			2	3000								446		750		59,730
680			3	3000								446		750		62,426
681			4	3000								446		750		65,121
682			5	3000								446		750		67,817
683			6									446		750		67,513
684			7									446		750		67,209
685			8									446		750		66,905
686			9									446		750		66,601
687			10									446		750		66,296
688			11									446		750		65,992
689			12									446		750		65,688
690			13									446		750		65,384
691			14									446		750		65,080
692			15									446		750		64,776
693			16									446		750		64,471
694			17									446		750		64,167
695			18									446		750		63,863
696			19									446		750		63,559
697			20									446		750		63,255
698			21									446		750		62,951
699			22									446		750		62,646
700			23									446		750		62,342
701			24		15.0		0.0		0.0		0.0	446	11	750	18	62,038			0.0		0.0
702		Sunday, October 30, 2011	1									446		750		61,734	30-Oct-11
703			2									446		750		61,430
704			3									446		750		61,126
705			4									446		750		60,821
706			5									446		750		60,517
707			6									446		750		60,213
708			7									446		750		59,909
709			8									446		750		59,605
710			9									446		750		59,301
711			10									446		750		58,996
712			11									446		750		58,692
713			12									446		750		58,388
714			13									446		750		58,084
715			14									446		750		57,780				3500
716			15									446		750		57,476				3500
717			16									446		750		57,171				3500
718			17									446		750		56,867				3500
719			18									446		750		56,563				3500
720			19									446		750		56,259				3500
721			20									446		750		55,955				3500
722			21									446		750		55,651				3500

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
675																		1167		94,939
676																		1167		93,773
677	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	92,606
678																		1167		91,439	29-Oct-11
679																		1167		90,273
680																		1167		89,106
681																		1167		87,939
682																		1167		86,773
683																		1167		85,606
684																		1167		84,439
685																		1167		83,273
686																		1167		82,106
687																		1167		80,939
688																		1167		79,773
689																		1167		78,606
690																		1167		77,439
691																		1167		76,273
692																		1167		75,106
693																		1167		73,939
694																		1167		72,773
695																		1167		71,606
696																		1167		70,439
697																		1167		69,273
698																		1167		68,106
699																		1167		66,939
700																		1167		65,773
701	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	64,606
702																		1167		63,439	30-Oct-11
703																		1167		62,273
704																		1167		61,106
705																		1167		59,939
706																		1167		58,773
707																		1167		57,606
708																		1167		56,439
709																		1167		55,273
710																		1167		54,106
711																		1167		52,939
712																		1167		51,773
713																		1167		50,606
714																		1167		49,439
715																		1167		51,773
716																		1167		54,106
717																		1167		56,439
718																		1167		58,773
719																		1167		61,106
720																		1167		63,439
721																		1167		65,773
722																		1167		68,106

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
675
676
677	12.5		0.0		0.0		0.0		0		0.0						0		0
678
679
680
681
682
683
684
685
686
687
688
689
690
691
692
693
694
695
696
697
698
699
700
701	0.0		0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0						0		0
702
703
704
705
706
707
708
709
710
711
712
713
714
715
716
717
718
719
720
721
722

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
675				62,560
676				62,560
677	0		0	62,560			0.0		0.0		0.0		0.0		0.0		0.0		0.0
678				62,560	29-Oct-11
679				62,560
680				62,560
681				62,560
682				62,560
683				62,560
684				62,560
685				62,560
686				62,560
687				62,560
688				62,560
689				62,560
690				62,560
691				62,560
692				62,560
693				62,560
694				62,560
695				62,560
696				62,560
697				62,560
698				62,560
699				62,560
700				62,560
701	0		0	62,560			0.0		0.0		0.0		0.0		0.0		0.0		0.0
702				62,560	30-Oct-11
703				62,560
704				62,560
705				62,560
706				62,560
707				62,560
708				62,560
709				62,560
710				62,560
711				62,560
712				62,560
713				62,560
714				62,560
715				62,560
716				62,560
717				62,560
718				62,560
719				62,560
720				62,560
721				62,560
722				62,560

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
675										27,598
676										27,598
677	0.0		0		0		0		0	27,598
678										27,598
679										27,598
680										27,598
681										27,598
682										27,598
683										27,598
684										27,598
685										27,598
686										27,598
687										27,598
688										27,598
689										27,598
690										27,598
691										27,598
692										27,598
693										27,598
694										27,598
695										27,598
696										27,598
697										27,598
698										27,598
699										27,598
700										27,598
701	0.0		0		0		0		0	27,598
702										27,598
703										27,598
704										27,598
705										27,598
706										27,598
707										27,598
708										27,598
709										27,598
710										27,598
711										27,598
712										27,598
713										27,598
714										27,598
715										27,598
716										27,598
717										27,598
718										27,598
719										27,598
720										27,598
721										27,598
722										27,598

	A	B	C	D	E	F	G	H	I	J	K	L	M	N	O	P	Q	R	S	T	U	V
3				L-63	L-63	SJVLB	SJVLB	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	L.A. Basin/Trucks		Runs		Inventory		Plains TX 607	Plains TX 607	Plains TX 608	Plains TX 608	BP EHynes 735
4				Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily					Hourly	Daily	Hourly	Daily	Hourly
723			22									446		750		55,346				3500
724			23									446		750		55,042				3500
725	218,465		24		0.0		0.0		0.0		0.0	446	11	750	18	52,521			0.0	3500	38.5
726		Monday, October 31, 2011	1									446		750		52,217	31-Oct-11			3500
727			2									446		750		51,913				3500
728			3									446		750		51,609				3500
729			4									446		750		51,304				3500
730			5									446		750		51,000				3500
731			6									446		750		50,696				4000
732			7									446		750		50,392				10000
733			8									446		750		50,088
734			9									446		750		49,784
735			10									446		750		49,479
736			11									446		750		49,175
737			12									446		750		48,871
738			13									446		750		48,567
739			14									446		750		48,263
740			15									446		750		47,959
741			16									446		750		47,654
742			17									446		750		47,350
743			18									446		750		47,046
744			19									446		750		46,742
745			20									446		750		46,438
746			21									446		750		46,134
747			22									446		750		45,829
748			23									446		750		45,525
749			24		0.0		0.0		0.0		0.0	446	11	750	18	45,221			0.0		31.5
750		Tuesday, November 1, 2011	1													45,221
751			2													45,221
752			3													45,221
753			4													45,221
754			5													45,221
755			6													45,221
756			7													45,221
757			8													45,221
758			9													45,221
759			10													45,221

	W	X	Y	Z	AA	AB	AC	AD	AE	AF	AG	AH	AI	AJ	AK	AL	AM	AN	AO	AP	AQ	AR
3	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	Oman	Oman	ESPO	ESPO	X	X	Basra	Basra	Inventory		Plains Tk 607
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Runs	Daily	Runs	Daily	Runs	Daily		Daily			Hourly
723																		1167		70,439
724																		1167		72,773
725	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	75,106
726																		1167		77,439	31-Oct-11
727																		1167		79,773
728																		1167		82,106
729																		1167		84,439
730																		1167		86,773
731																		1167		89,606
732																		1167		98,439
733																		1167		97,273
734																		1167		96,106
735																		1167		94,939
736																		1167		93,773
737																		1167		92,606
738																		1167		91,439
739																		1167		90,273
740																		1167		89,106
741																		1167		87,939
742																		1167		86,773
743																		1167		85,606
744																		1167		84,439
745																		1167		83,273
746																		1167		82,106
747																		1167		80,939
748																		1167		79,773
749	0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0		0.0	1167	28.0	78,606
750																				78,606
751																				78,606
752																				78,606
753																				78,606
754																				78,606
755																				78,606
756																				78,606
757
758
759

	AS	AT	AU	AV	AW	AX	AY	AZ	BA	BB	BC	BD	BE	BF	BG	BH	BI	BJ	BK	BL
3	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	KM Tk 178013	KM Tk 178014	KM Tk 178014	xRUNS	X runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs
4	Daily Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
723
724
725	0.0		0.0		0.0		0.0		0		0.0						0		0
726
727
728
729
730
731
732
733
734
735
736
737
738
739
740
741
742
743
744
745
746
747
748
749	0.0		0.0		0.0		0.0		0		0.0						0		0
750
751
752
753
754
755
756
757
758
759

	BM	BN	BO	BP	BQ	BR	BS	BT	BU	BV	BW	BX	BY	BZ	CA	CB	CC	CD	CE	CF
3	Polvo Runs	Oriente	Oriente	Inventory		Plains Tk 607	Plains Tk 607	Plains Tk 608	Plains Tk 608	BP EHynes 735	BP EHynes 735	BP EHynes 734	BP EHynes 734	BP EHynes 713	BP EHynes 713	BP EHynes 712	BP EHynes 712	KM Tk 178013	BP EHynes 713	KM Tk 178014
4	Daily	Hourly	Daily			Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly
723				62,560
724				62,560
725	0		0	63,342			0.0		0.0		0.0		0.0		0.0		0.0		0.0
726				63,342	31-Oct-11
727				63,342
728				63,342
729				63,342
730				63,342
731				63,342
732				63,342
733				63,342
734				63,342
735				63,342
736				63,342						3000.0
737				63,342						3000.0
738				63,342						3000.0
739				63,342						3000.0
740				63,342						3000.0
741				63,342						3000.0
742				63,342						3000.0
743				63,342						3000.0
744				63,342						3000.0
745				63,342						3000.0
746				63,342
747				63,342
748				63,342
749	0		0	63,342			0.0		0.0		30.0		0.0		0.0		0.0		0.0
750
751
752
753
754
755
756
757
758
759

	CG	CH	CI	CJ	CK	CL	CM	CN	CO	CP
3	BP EHynes 713	Oriente Runs	Oriente Runs	Cold Lake Runs	Cold Lake Runs	Polvo Runs	Polvo Runs	ANS	ANS	Inventory
4	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily	Hourly	Daily
723										27,598
724										27,598
725	0.0		0		0		0		0	27,496
726										27,496
727										27,496
728										27,496
729										27,496
730										27,496
731										27,496
732										27,496
733										27,496
734										27,496
735										27,496
736										30,496
737										33,496
738										36,496
739										39,496
740										42,496
741										45,496
742										48,496
743										51,496
744										54,496
745										57,496
746										57,496
747										57,496
748										57,496
749	0.0		0		0		0		0	57,496
750										57,496
751										57,496
752										57,496
753										57,496
754										57,496
755										57,496
756										57,496
757										57,496
758										57,496
759										57,496

October 2011 LPG, Transmlit, Cutter, UCO, Sulfur Forecast :										2/24/2012 11:53

Paramount Refinery					Bakersfield Refinery
LPG Make 1.8% crude yield + 7% reformer rate
	Sales	Sales	Purchase	PPC	Sales	Sales	Sales	Sales	Vaporizer	Sales	PPC	Sales	Sales
	1201/02/03	709/710	Aztec	PPC to PPC	7.5C 01-04	5M50	5M51	20M53	7C51-54	10013	10013	PPC	Bako
	Mixed Butane	Pentana	Transmix	Transmix	Propane	N-Butane	I-Butane	Pentane	Mixed LPG	UCO	UCO	Sulfur LT	Sulfur LT

30-Sep
10/1	0	0	0	0	0	0	0	0	54	0	0	0	0
10/2	3,613	2,084	468	0	423	4,573	1,191	0	54	2,032	0	23	23
10/3	1,343	363	0	0	437	1,231	192	0	44	506	0	45	24
10/4	756	0	706	0	429	1,077	197	0	42	343	0	0	24
10/5	580	363	0	0	0	603	198	0	37	349	0	22	47
10/6	1,390	367	305	0	385	200	0	0	44	344	0	0	23
10/7	0	0	0	0	0	0	0	0	42	0	0	0	0
10/8	0	0	0	0	0	0	0	0	42	0	0	0	0
10/9	2,156	1,371	462	0	893	2,355	589	0	42	1,035	0	22	23
10/10	793	363	315	0	217	1,016	201	0	40	343	0	0	47
10/11	1,175	0	440	0	397	0	0	0	41	355	0	0	24
10/12	1,164	388	320	0	664	592	0	0	41	344	0	0	24
10/13	1,173	583	140	0	436	1,026	0	0	52	333	0	22	24
10/14	0	0	0	0	0	0	0	0	50	0	0	0	0
10/15	0	0	0	0	0	0	0	0	50	0	0	0	0
10/16	3,846	940	644	0	433	1,156	797	0	50	681	0	22	24
10/17	825	100	100	0	110	600	200	0	40	500	0	15	75
10/18	825	100	100	0	110	600	200	0	40	500	0	15	75
10/19	825	100	100	0	110	600	200	0	40	500	0	15	75
10/20	825	100	100	0	110	600	200	0	40	500	0	15	75
10/21	825	100	100	0	110	600	200	0	40	500	0	15	75
10/22	825	100	100	0	110	600	200	0	40	500	0	15	75
10/23	825	100	100	0	110	600	200	0	40	500	0	15	75
10/24	825	100	100	0	110	600	200	0	40	500	0	15	75
10/25	825	100	100	0	110	600	200	0	40	500	0	15	75
10/26	825	100	100	0	110	600	200	0	40	500	0	15	75
10/27	825	100	100	0	110	600	200	0	40	500	0	15	75
10/28	825	100	100	0	110	600	200	0	40	500	0	15	75
10/29	825	100	100	0	110	600	200	0	40	500	0	15	75
10/30	825	100	100	0	110	600	200	0	40	500	0	15	75
10/31	825	100	100	0	110	600	200	0	40	500	0	15	75

SUM	30,364	8,322	5,302	0	6,363	22,828	6,365	0	1,325	14,167	0	382	1,430
AVG	979	268	171	0	205	736	205	0	43	457	0	12	46
MTD AVG	1,124	426	127	0	295	864	210	0	45	417	0	10	19

October 2011 Ethanol Forecast :					2/24/2012 11:53

PPC	Avail	Ethanol	To	BAKO	Avail	Ethanol	To
	End Inv.	To Bako	Blending		End Inv.	Inbound	Blending
			10% rack				10% rack

30-Sep	1,537	0	0	30-Sep	3,431
10/1	1,537	0	0	10/1	2,741	0	-690
10/2	1,537	0	0	10/2	3,453	1,403	-690
10/3	1,537	0	0	10/3	3,993	1,010	-471
10/4	1,537	0	0	10/4	4,330	807	-470
10/5	1,537	0	0	10/5	4,377	606	-560
10/6	1,537	0	0	10/6	4,515	608	-469
10/7	1,537	0	0	10/7	4,063	0	-452
10/8	1,537	0	0	10/8	3,611	0	-452
10/9	1,537	0	0	10/9	3,950	1,834	-452
10/10	1,537	0	0	10/10	4,087	605	-467
10/11	1,537	0	0	10/11	4,200	567	-406
10/12	0	-1,537	0	10/12	3,702	0	-498
10/13	0	0	0	10/13	3,250	0	-452
10/14	0	0	0	10/14	2,756	0	-495
10/15	0	0	0	10/15	2,261	0	-495
10/16	0	0	0	10/16	4,100	1,376	-495
10/17	0	0	0	10/17	4,095	600	-605
10/18	0	0	0	10/18	4,090	600	-605
10/19	0	0	0	10/19	4,085	600	-605
10/20	0	0	0	10/20	4,080	600	-605
10/21	0	0	0	10/21	4,075	600	-605
10/22	0	0	0	10/22	4,070	600	-605
10/23	0	0	0	10/23	4,065	600	-605
10/24	0	0	0	10/24	4,060	600	-605
10/25	0	0	0	10/25	4,055	600	-605
10/26	0	0	0	10/26	4,050	600	-605
10/27	0	0	0	10/27	4,045	600	-605
10/28	0	0	0	10/28	4,040	600	-605
10/29	0	0	0	10/29	4,035	600	-605
10/30	0	0	0	10/30	4,030	600	-605
10/31	0	0	0	10/31	4,025	600	-605

	SUM	-1,537	0		SUM	1,785	-17.087
	AVG	-50	0		AVG	575	-551
	MTD	-1,537	0		MTD AVG	551	-1381

					Tk 15001	1,000
					EOML:	5,025

October 2011 Naphtha Inventory Forecast :							2/24/2012 11:53

Paramount		HSR + LSR +		-7156	221,848
	Avail	WN	Purch	To	HSR Prod	LSR	LSR	LSR	LSR
	End Inv.	Prod	LTR	#1 HDS	To Ref	Prod	Inv	To Gas	To Bako

30-Sep	30,794						1,438
10/1	29,500	6,706	0	-8,000	6,000	2846	1,438	-2,846	0
10/2	23,000	6,706	0	-8,000	6,000	2846	1,438	-2,846	0
10/3	21,706	6,706	0	-8,000	6,000	2846	1,438	-2,846	0
10/4	20,412	6,706	0	-8,000	6,000	2846	811	-2,846	-627
10/5	19,962	6,706	0	-7,156	5,367	2846	153	-2,846	-658
10/6	19,511	6,706	0	-7,156	5,367	2846	153	-2,846	0
10/7	19,061	6,706	0	-7,156	5,367	2846	153	-2,846	0
10/8	18,288	6,384	0	-7,156	5,367	2142	153	-2,142	0
10/9	21,500	6,384	0	-7,156	5,367	2142	4,200	-2,142	-837
10/10	20,727	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/11	19,954	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/12	19,182	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/13	18,409	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/14	17,636	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/15	16,863	6,384	0	-7,156	5,367	2142	4,200	-2,142	0
10/16	16,090	6,384	0	-7,156	5,367	2142	2,915	-2,142	-1,285
10/17	15,317	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/18	14,545	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/19	13,772	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/20	12,999	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/21	12,226	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/22	11,453	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/23	10,681	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/24	9,908	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/25	9,135	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/26	8,362	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/27	7,589	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/28	6,816	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/29	6,044	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/30	5,271	6,384	0	-7,156	4,938	2142	2,915	-2,142	0
10/31	4,498	6,384	0	-7,156	4,938	2142	2,915	-2,142	0

	SUM	200,148	0	-225,223	162,476	71,333		-71,333	-3,408
	AVG	6,456	0	-7,265	5,241	2,301		-2,301	-110
	MTD AVG		0						-213
Target 14-15 in inv
Proj month end inv all locations w/Bttms:					15,313

PPC MAX Operating Capacity: 55,000

October 2011 KD Inventory Forecast :									2/24/2012 11:53

Paramount			-3994	123,810				LB
	Avail	PPC	#5 HT	To	KD	To	Rerun		Avail	LB	To
	End Inv.	Prod	Charge	ULSD	Fr LB	LB	Jet		End Inv.	Prod	PPC Dist

30-Sep	13,158							30-Sep	0
10/1	11,169	3,711	-5,700	0	0	0		10/1	0	0	0
10/2	14,500	3,711	-5,700	0	0	0		10/2	0	0	0
10/3	12,511	3,711	-5,700	0	0	0		10/3	0	0	0
10/4	10,521	3,711	-5,700	0	0	0		10/4	0	0	0
10/5	9,732	3,711	-4,500	0	0	0		10/5	0	0	0
10/6	8,943	3,711	-4,500	0	0	0		10/6	0	0	0
10/7	8,153	3,711	-4,500	0	0	0		10/7	0	0	0
10/8	7,730	4,076	-4,500	0	0	0		10/8	0	0	0
10/9	3,800	4,076	-4,500	0	0	0		10/9	0	0	0
10/10	13,376	4,076	-4,500	0	0	0		10/10	0	0	0
10/11	13,453	4,076	-4,000	0	0	0		10/11	0	0	0
10/12	13,529	4,076	-4,000	0	0	0		10/12	0	0	0
10/13	13,606	4,076	-4,000	0	0	0		10/13	0	0	0
10/14	13,682	4,076	-4,000	0	0	0		10/14	0	0	0
10/15	13,759	4,076	-4,000	0	0	0		10/15	0	0	0
10/16	12,000	4,076	-4,000	0	0	0		10/16	0	0	0
10/17	12,076	4,076	-4,000	0	0	0		10/17	0	0	0
10/18	12,153	4,076	-4,000	0	0	0		10/18	0	0	0
10/19	12,229	4,076	-4,000	0	0	0		10/19	0	0	0
10/20	12,306	4,076	-4,000	0	0	0		10/20	0	0	0
10/21	12,382	4,076	-4,000	0	0	0		10/21	0	0	0
10/22	12,459	4,076	-4,000	0	0	0		10/22	0	0	0
10/23	12,535	4,076	-4,000	0	0	0		10/23	0	0	0
10/24	12,612	4,076	-4,000	0	0	0		10/24	0	0	0
10/25	12,688	4,076	-4,000	0	0	0		10/25	0	0	0
10/26	12,765	4,076	-4,000	0	0	0		10/26	0	0	0
10/27	12,841	4,076	-4,000	0	0	0		10/27	0	0	0
10/28	12,918	4,076	-4,000	0	0	0		10/28	0	0	0
10/29	12,994	4,076	-4,000	0	0	0		10/29	0	0	0
10/30	13,071	4,076	-4,000	0	0	0		10/30	0	0	0
10/31	13,149	4,076	-4,000	0	0	0		10/31	0	0	0

	SUM	123,810	-133,800	0	0	0			SUM	0	0
	AVG	3,994	-4,316	0	0	0			AVG	0	0
			0
Target 4-5 in inv
Proj month end inv all locations w/Bttms:				15,347

PPC MAX Operating Capacity: 19,000								LB MAX Operating Capacity: 20,000

October 2011 Distillate Inventory Forecast :												2/24/2012 11:53

					-4859	150,631
PPC	Avail		Purch	KD	To #3	#3 DHT	Finished	To/Fr	LB	Avail			Sales
	End Inv.	Prod	From LTR	To Dist	DHT	Recycle	ULSD	LB		End Inv.	Prod	Frm PPC	To Chem	To PPC

30-Sep	23,161								30-Sep	0
10/1	21,668	3,907	0	0	-5,400	0	4,860	0	10/1	0	0	0	0	0
10/2	18,000	3,907	3,204	0	-5,400	0	4,860	0	10/2	0	0	0	0	0
10/3	18,862	5,220	1,043	0	-5,400	0	4,860	0	10/3	0	0	0	0	0
10/4	19,753	5,220	1,071	0	-5,400	0	4,860	0	10/4	0	0	0	0	0
10/5	20,641	5,220	1,069	0	-5,400	0	4,860	0	10/5	0	0	0	0	0
10/6	21,035	4,714	1,080	0	-5,400	0	4,860	0	10/6	0	0	0	0	0
10/7	20,349	4,714	0	0	-5,400	0	4,860	0	10/7	0	0	0	0	0
10/8	19,917	4,968	0	0	-5,400	0	4,860	0	10/8	0	0	0	0	0
10/9	21,500	4,968	3,028	0	-5,400	0	4,860	0	10/9	0	0	0	0	0
10/10	20,600	4,968	1,068	0	-5,400	0	4,860	0	10/10	0	0	0	0	0
10/11	21,238	4,968	1,070	0	-5,400	0	4,860	0	10/11	0	0	0	0	0
10/12	21,866	4,968	1,061	0	-5,400	0	4,860	0	10/12	0	0	0	0	0
10/13	21,880	4,352	1,062	0	-5,400	0	4,860	0	10/13	0	0	0	0	0
10/14	21,071	4,591	0	0	-5,400	0	4,860	0	10/14	0	0	0	0	0
10/15	20,501	4,830	0	0	-5,400	0	4,860	0	10/15	0	0	0	0	0
10/16	18,000	4,830	3,214	0	-5,400	0	4,860	0	10/16	0	0	0	0	0
10/17	18,230	4,830	800	0	-5,400	0	4,860	0	10/17	0	0	0	0	0
10/18	18,591	4,961	800	0	-5,400	0	4,860	0	10/18	0	0	0	0	0
10/19	19,301	5,310	800	0	-5,400	0	4,860	0	10/19	0	0	0	0	0
10/20	20,011	5,310	800	0	-5,400	0	4,860	0	10/20	0	0	0	0	0
10/21	20,721	5,310	800	0	-5,400	0	4,860	0	10/21	0	0	0	0	0
10/22	21,794	5,673	800	0	-5,400	0	4,860	0	10/22	0	0	0	0	0
10/23	22,867	5,673	800	0	-5,400	0	4,860	0	10/23	0	0	0	0	0
10/24	23,940	5,673	800	0	-5,400	0	4,860	0	10/24	0	0	0	0	0
10/25	25,013	5,673	800	0	-5,400	0	4,860	0	10/25	0	0	0	0	0
10/26	26,086	5,673	800	0	-5,400	0	4,860	0	10/26	0	0	0	0	0
10/27	27,082	5,596	800	0	-5,400	0	4,860	0	10/27	0	0	0	0	0
10/28	28,078	5,596	800	0	-5,400	0	4,860	0	10/28	0	0	0	0	0
10/29	29,074	5,596	800	0	-5,400	0	4,860	0	10/29	0	0	0	0	0
10/30	30,071	5,596	800	0	-5,400	0	4,860	0	10/30	0	0	0	0	0
10/31	25,471	0	800	0	-5,400	0	4,860	0	10/31	0	0	0	0	0

	SUM	152,814	29,967	0	-167,400	0	150,660	0		SUM	0	0	0	0
	AVG	4,929	967	0	-5,400	0	4,860	0		AVG	0	0	0	0
	MTD		1,141
Target 7-8 in inv
Proj month end inv all locations w/Bttms:					30,171

PPC MAX Operating Capacity: 30,000									LB MAX Operating Capacity: 30,000

October 2011 Gasoil Inventory Forecast :									2/24/2012 11:53

PPC	Avail				Rail	LB				Trucks	KM	Avail	From	To	To
	End Inv.	Prod	To LB	To KM	To Bako		Avail Inv.	To LB	To LB	To Bako		End Inv.	PPC	PPC	Sales
			From PPC	From PPC	From PPC			From KM	From PPC
30-Sep	72,535					30-Sep	32,695				30-Sep	383
10/1	80,860	8,326	0	0	0	10/1	32,695	0	0	0	10/1	383	0	0	0
10/2	69,000	8,326	-20,000	0	-543	10/2	25,000	0	20,000	-25,360	10/2	383	0	0	0
10/3	70,394	8,326	0	0	-6,932	10/3	16,366	0	0	-8,634	10/3	383	0	0	0
10/4	56,459	8,326	-20,000	0	-2,261	10/4	27,174	0	20,000	-9,192	10/4	383	0	0	0
10/5	64,785	8,326	0	0	0	10/5	17,407	0	0	-9,767	10/5	383	0	0	0
10/6	53,111	8,326	-20,000	0	0	10/6	29,570	0	20,000	-7,838	10/6	383	0	0	0
10/7	61,437	8,326	0	0	0	10/7	29,570	0	0	0	10/7	383	0	0	0
10/8	70,685	9,248	0	0	0	10/8	29,570	0	0	0	10/8	383	0	0	0
10/9	59,933	9,248	-20,000	0	0	10/9	24,630	0	20,000	-24,940	10/9	383	0	0	0
10/10	71,000	9,248	0	0	0	10/10	14,605	0	0	-10,025	10/10	383	0	0	0
10/11	71,000	9,248	-15,000	0	0	10/11	19,917	0	15,000	-9,688	10/11	383	0	0	0
10/12	71,000	11,250	-18,000	0	0	10/12	28,352	0	18,000	-9,565	10/12	383	0	0	0
10/13	67,000	9,820		0	0	10/13	24,000	0	0	-9,880	10/13	383	0	0	0
10/14	76,820	9,820	0	0	0	10/14	24,000	0	0	0	10/14	383	0	0	0
10/15	86,640	9,820	0	0	0	10/15	24,000	0	0	0	10/15	383	0	0	0
10/16	96,500	10,570	0	0	0	10/16	9,500	0	0	-15,170	10/16	383	0	0	0
10/17	102,320	15,820	0	-10,000	0	10/17	3,500	0	0	-6,000	10/17	10,383	10,000	0	0
10/18	94,320	12,000	0	-20,000	0	10/18	0	0	0	-3,500	10/18	30,383	20,000	0	0
10/19	76,320	12,000	0	-10,000	0	10/19	0	0	0	0	10/19	40,383	10,000	0	0
10/20	88,320	12,000	-20,000	0	0	10/20	20,000	0	20,000	0	10/20	40,383	0	0	0
10/21	78,170	9,850	0	-20,000	0	10/21	20,000	0	0	0	10/21	60,383	20,000	0	0
10/22	68,020	9,850	0	-20,000	0	10/22	10,000	0	0	-10,000	10/22	80,383	20,000	0	0
10/23	42,870	9,850	0	-20,000	0	10/23	0	0	0	-10,000	10/23	100,383	20,000	0	0
10/24	37,770	9,900	-15,000	0	0	10/24	3,000	0	15,000	-12,000	10/24	100,383	0	0	0
10/25	37,760	9,900	-15,000	0	0	10/25	6,000	0	15,000	-12,000	10/25	100,383	0	0	0
10/26	37,570	9,900	-10,000	0	0	10/26	4,000	0	10,000	-12,000	10/26	100,383	0	0	0
10/27	37,470	9,900	-10,000	0	0	10/27	4,000	0	10,000	-10,000	10/27	100,383	0	0	0
10/28	37,370	9,900	-10,000	0	0	10/28	4,000	0	10,000	-10,000	10/28	100,383	0	0	0
10/29	39,470	12,100	-10,000	0	0	10/29	4,000	0	10,000	-10,000	10/29	75,383	0	0	-25,000
10/30	41,570	12,100	-10,000	0	0	10/30	4,000	0	10,000	-10,000	10/30	50,383	0	0	-25,000
10/31	53,670	12,100	-10,000	0	0	10/31	4,000	0	10,000	-10,000	10/31	50,383	0	0	0

	SUM	313,723	-233,000	-100,000	-9,735		SUM	0	223,000	-255,558		SUM	100,000	0	-50,000
	AVG	10,120	-7,433	-3,226	-314		AVG	0	7,194	-8,244		AVG	3,226	0	-1,613
	MTD				-608		MTD			-8,754

Projected month end inv Paramount w/ Bttms:					136,453
Projected month end inv all locations w/ Bttms:					314,053

PPC			Lakewood				Long Beach					Kinder Morgan
150001 Btm:		7,000	55001 Btm:	0			30008 Btm:	1,500				178015 Btm:		6,800
50008 Btm:		5,300	55002 Btm:	6,100			12009 Btm:	500
Chevron Line Fill:		800
L-4 Linefill:		400				LB MAX Operating Capacity: 36,000					KM MAX Operating Capacity: 150,000

Oct-Nov 2011 PPC and Bakersfield Gas Oil Segregation and Run Plan

					Level	To	Level	Prod to	To		Prod to	150001 to	Level		178015	Long Beach	From	To	Bakersfield		To
	CU 1	Rate	CU 2	Rate	Lakewood	Tk 30008/ 12009	Tk 50008	Tx 50008	Tk 30008/ 12009	Tk 150001	Tk 150001	KM 178015	KM 178015		To Sales	Tk 30008/ 12009	Paramount	Bako	Tk 55006/ 67M04	From Long Beach	HC
					33000		3000			30000			380			20000			0
10-Oct	LA Basin	15000	Oriente	18000	33000		6060	3060		34200	4200		380	0		9975	0	-10025	0	10025	-10025
11-Oct	Oriente	20000	Cold Lake	25000	18000		10310	4250		40450	6250		380	0		287	0	-9688	0	9688	-9688
12-Oct	LA Basin	20000	Cold Lake	25000	0	-15000	11000	0		48000	11250		380	0		5722	15000	-9565	0	9565	-9565
13-Oct	Oriente	21000	Cold Lake	25000	0	-18000	13000	3570		54000	6250		380	0		13841	18000	-9880	0	9880	-9880
14-Oct	Oriente	21000	Cold Lake	25000	0		16570	3570		60250	6250		380	0		7841	0	-6000	0	6000	-6000
15-Oct	Oriente	21000	Cold Lake	25000	0		20140	3570		66500	6250		380	0		7841	0	0	0	0	0
16-Oct	Oriente	21000	Cold Lake	25000	0		30000	3570		65000	7000		380	0		9500	0	0	0	0	0
17-Oct	Oriente	21000	Cold Lake	25000	0		33570	3570		67250	12250	-10000	10380	10000		3500	0	-6000	0	6000	-6000
18-Oct	LA Basin	20000	Cold Lake	25000	0		33570	0		59250	12000	-20000	30380	20000		0	0	-3500	0	3500	-3500
19-Oct	LA Basin	20000	Cold Lake	25000	0		33570	0		61250	12000	-10000	40380	10000		0	0	0	0	0	0
20-Oct	LA Basin	20000	Cold Lake	25000	0		13570	0	-20000	73250	12000	0	40380	0		20000	20000	0	0	0	0
21-Oct	LA Basin	20000	Oriente	25000	0		17820	4250		58850	5600	-20000	60380	20000		20000	0	0	0	0	0
22-Oct	LA Basin	20000	Oriente	25000	0		22070	4250		44450	5600	-20000	80380	20000		10000	0	-10000	10000	10000	0
23-Oct	LA Basin	20000	Oriente	25000	0		26320	4250		30050	5600	-20000	100380	20000		0	0	-10000	20000	10000	0
24-Oct	Oriente	20000	Basra	25000	0		21220	9900	-15000	30050	0		100380	0		3000	15000	-12000	32000	12000	0
25-Oct	Oriente	20000	Basra	25000	0		16120	9900	-15000	30050	0		100380	0		6000	15000	-12000	44000	12000	0
26-Oct	Oriente	20000	Basra	25000	0		16020	9900	-10000	30050	0		100380	0		4000	10000	-12000	56000	12000	0
27-Oct	Oriente	20000	Basra	25000	0		15920	9900	-10000	30050	0		100380	0		4000	10000	-10000	66000	10000	0
28-Oct	Oriente	20000	Basra	25000	0		15820	9900	-10000	30050	0		100380	0		4000	10000	-10000	76000	10000	0
29-Oct	LA Basin	20000	Basra	25000	0		12320	6500	-10000	35650	5600		75380	0	-25000	4000	10000	-10000	81000	10000	-5000
30-Oct	LA Basin	20000	Basra	25000	0		8820	6500	-10000	41250	5600		50380	0	-25000	4000	10000	-10000	81000	10000	-10000
31-Oct	LA Basin	20000	Basra	25000	0		5320	6500	-10000	46850	5600		50380	0		4000	10000	-10000	76500	10000	-14500
1-Nov	LA Basin	15000	Basra	25000	0		1820	6500	-10000	51050	4200		50380	0		4000	10000	-10000	72000	10000	-14500
2-Nov	LA Basin	15000	Basra	25000	0		320	6500	-8000	55250	4200		50380	0		2000	8000	-10000	67500	10000	-14500
3-Nov	LA Basin	15000	Basra	25000	0		6820	6500		59450	4200		50380	0		2000	0	0	53000	0	-14500
4-Nov	LA Basin	15000	Basra	25000	0		13320	6500		43650	4200	-20000	70380	20000		2000	0	0	38500	0	-14500
5-Nov	LA Basin	15000	Basra	25000	0		9820	6500	-10000	47850	4200		70380	0		12000	10000	0	24000	0	-14500
6-Nov	LA Basin	15000	Basra	25000	0		6320	6500	-10000	52050	4200		70380	0		14000	10000	-8000	17700	8000	-14300
7-Nov	LA Basin	15000	Basra	25000	0		12820	6500		56250	4200		70380	0		6000	0	-8000	16700	8000	-9000
8-Nov	LA Basin	15000	Basra	25000	0		9320	6500	-10000	60450	4200		45380	0	-25000	8000	10000	-8000	15700	8000	-9000
9-Nov	LA Basin	15000	Basra	25000	0		5820	6500	-10000	64650	4200		20380	0	-25000	1000	10000	-8000	14700	8000	-9000
10-Nov	LA Basin	15000	Basra	25000	0		12320	6500		68850	4200		20380	0		4000	0	-6000	11700	6000	-9000
11-Nov	LA Basin	15000	Basra	25000	0		8820	6500	-10000	53050	4200	-20000	40380	20000		8000	10000	-6000	8700	6000	-9000
12-Nov	LA Basin	15000	Basra	25000	0		15320	6500		37250	4200	-20000	60380	20000		2000	0	-6000	5700	6000	-9000
13-Nov	LA Basin	15000	Basra	25000	0		11820	6500	-10000	41450	4200		60380	0		6000	10000	-6000	2700	6000	-9000
14-Nov	LA Basin	15000	Basra	25000	0		8320	6500	-10000	45650	4200		60380	0		6000	10000	-10000	3700	10000	-9000
15-Nov	LA Basin	15000	Basra	25000	0		4620	6500	-10000	29850	4200	-20000	80380	20000		6000	10000	-10000	4700	10000	-9000
16-Nov	LA Basin	0	Basra	0	0		0	0	-4820	26750	0	-3100	83480	3100		820	4820	-10000	5700	10000	-9000
17-Nov	LA Basin	0	Basra	0	0		0	0		26750	0		58480	0	-25000	0	0	-820	0	820	-6520
18-Nov	LA Basin	1	Basra	0	0		0	0		0	0		33480	0	-25000	0	0	0	0	0	0
19-Nov													33480
20-Nov													33480
													0		-33480

						33,000			212,820			183,100			183,480			267,479	VGO	Intermediate	34,946
																			VGO	Good	212,820

Bakersfield October 2011 Gasoil Inventory Forecast :								2/24/2012 11:53

	From	From	From	From	Avail	MHC	Avail	DC	DC	Avail	Slop
	LB	LTR	TBN	Rail	MHC Feed	Charge	DC Feed	Charge	to Slop	Slop Feed	To DC

30-Sep					159,054		37,000			33,000
10/1	0	0	0	0	149,054	-10,000	36,500	-11,500	0	32,000	-1,000
10/2	25,360	0	0	0	152,000	-10,000	33,000	-11,500	0	31,000	-1,000
10/3	8,634	0	0	10578	161,212	-10,000	32,500	-11,500	0	30,000	-1,000
10/4	9,192	0	0	0	160,404	-10,000	32,000	-11,500	0	29,000	-1,000
10/5	9,767	0	0	3532	163,703	-10,000	31,500	-11,500	0	28,000	-1,000
10/6	7,838	0	0	5789	167,329	-10,000	31,000	-11,500	0	27,000	-1,000
10/7	0	0	0	591	157,920	-10,000	30,500	-11,500	0	26,000	-1,000
10/8	0	0	0	0	147,920	-10,000	30,000	-11,500	0	25,000	-1,000
10/9	24,940	0	0	0	162,860	-10,000	29,500	-11,500	0	24,000	-1,000
10/10	10,025	0	0	6750	169,000	-10,000	26,000	-11,500	0	28,500	-600
10/11	9,688	0	0	0	168,688	-10,000	25,100	-11,500	0	27,900	-600
10/12	9,565	0	0	0	175,500	-10,000	25,600	-11,500	0	26,600	-600
10/13	9,880	0	0	0	175,380	-10,000	24,700	-11,500	0	26,000	-600
10/14	0	0	0	0	165,380	-10,000	23,800	-11,500	0	25,400	-600
10/15	0	0	0	0	155,380	-10,000	24,300	-11,500	0	23,400	-2,000
10/16	15,170	0	0	0	163,000	-10,000	25,600	-11,500	0	24,000	-2,000
10/17	6,000	0	0	0	159,000	-10,000	26,500	-11,500	0	21,600	-2,400
10/18	3,500	0	0	0	152,500	-10,000	27,400	-11,500	0	19,200	-2,400
10/19	0	0	0	0	142,500	-10,000	28,300	-11,500	0	16,800	-2,400
10/20	0	0	0	0	132,500	-10,000	29,200	-11,500	0	14,400	-2,400
10/21	0	0	0	0	122,500	-10,000	30,100	-11,500	0	12,000	-2,400
10/22	10,000	0	0	0	122,500	-10,000	31,000	-11,500	0	9,600	-2,400
10/23	10,000	0	0	0	122,500	-10,000	31,900	-11,500	0	7,200	-2,400
10/24	12,000	0	0	0	124,500	-10,000	32,800	-11,500	0	4,800	-2,400
10/25	12,000	0	0	0	126,500	-10,000	33,700	-11,500	0	2,400	-2,400
10/26	10,000	0	0	0	128,500	-10,000	32,600	-13,500	0	0	-2,400
10/27	10,000	0	0	0	128,500	-10,000	29,100	-13,500	0	0	0
10/28	10,000	0	0	0	128,500	-10,000	25,600	-13,500	0	0	0
10/29	10,000	0	0	0	127,500	-11,000	23,100	-13,500	0	0	0
10/30	10,000	0	0	0	126,500	-11,000	20,600	-13,500	0	0	0
10/31	10,000	0	0	0	125,500	-11,000	18,100	-13,500	0	0	0

SUM	255,558	0	0	27,240		-313,000		-368,600	0		-40,000
AVG	8,244	0	0	879		-10,097		-11,887	0		-1,290
MTD				1,816					0		-1,000
					163,000			25,600		24,000
					Transfers:	282,798		Bake EOM:	177,600

					Bakersfield
Bak MAX Operating Capacity: 170,000					25001 Btm:	1,500	67M05 Btm:	14,000		20M05 Btm:	1,500
					25001 Btm:	1,500				20M05 Btm:	1,500
					25001 Btm:	5,500				67M04 Btm:	3,000
					25001 Btm:	5,500

	Delta GC – WC CPG
	-0.2407 CPG
		Per Bbl		Delta		Per Bbl
		$109.12		$(10.110)		$122.09

		LTR - GC				VAL WC
	WTI	Diff/WTI	Bbl		ULR	EPA	Delta

3-Oct	77.6100	35.5000	113.1100	3-Oct	271.6000	286.7900	-9.0000
4-Oct	75.6700	36.0000	111.6700	4-Oct	273.3400	280.3400	-9.0000
5-Oct	79.6800	36.5000	116.1800	5-Oct	286.7950	287.6600	-9.0000
6-Oct	82.5900	37.0000	119.5900	6-Oct	304.8500	298.1100	-9.0000
7-Oct	82.9800	38.5000	121.4800	7-Oct	297.7600	298.8800	-9.0000
10-Oct	85.4100	38.0000	123.4100	10-Oct	312.0300	303.3900	-9.0000
11-Oct	85.8100	38.0000	123.8100	11-Oct	317.2600	300.4100	-9.0000
12-Oct	85,5700	37.5000	123.0700	12-Oct	305.8700	300.5900	-9.0000
13-Oct	84.2300	38.5000	122.7300	13-Oct	302.2500	306.6400	-9.0000
14-Oct	86.8000	38.5000	125.3000	14-Oct	317.4700	318.0800	-9.0000
17-Oct			0.0000	17-Oct	307.7900	314.6100	-9.0000
18-Oct				18-Oct
19-Oct				19-Oct
20-Oct				20-Oct
21-Oct				21-Oct
24-Oct				24-Oct
25-Oct				25-Oct
26-Oct				26-Oct
27-Oct				27-Oct
28-Oct				28-Oct
31-Oct				31-Oct

avg	82.6350	37.4000	109.1227	avg	299.729	299.591	-9.00
			2.6662				2.907

October 2011 VTB Pricing			Basis 73% LA 380 Less $13.00 Transportation
0 MB								EBS	6 API
	Tons	Posting	Prov	Mo Avg	Pro	Final		VTB Calculator
	Shipped	Bunker C	Price	Price	Invoice	Invoice
								10/17/2011					PPC
1-Oct			0.00		$ -	#DIV/0!	Posting	LA 380	% LA 380	Trans/ ST	$/MT	$/BBL	$/ST
2-Oct			0.00		$ -	#DIV/0!		664.50	73	13	472.09	77.09	428.30
3-Oct			0.00		$ -	#DIV/0!
4-Oct			0.00		$ -	#DIV/0!							Chemoil
5-Oct			0.00		$ -	#DIV/0!							$/ST
6-Oct			0.00		$ -	#DIV/0!		664.50	73	0	485.09	79.21	440.09
7-Oct			0.00		$ -	#DIV/0!
8-Oct			0.00		$ -	#DIV/0!
9-Oct			0.00		$ -	#DIV/0!
10-Oct			0.00		$ -	#DIV/0!
11-Oct			0.00		$ -	#DIV/0!
12-Oct			0.00		$ -	#DIV/0!
13-Oct			0.00		$ -	#DIV/0!
14-Oct			0.00		$ -	#DIV/0!
15-Oct			0.00		$ -	#DIV/0!
16-Oct			0.00		$ -	#DIV/0!
17-Oct			0.00		$ -	#DIV/0!
18-Oct			0.00		$ -	#DIV/0!
19-Oct			0.00		$ -	#DIV/0!
20-Oct			0.00		$ -	#DIV/0!
21-Oct			0.00		$ -	#DIV/0!
22-Oct			0.00		$ -	#DIV/0!
23-Oct			0.00		$ -	#DIV/0!
24-Oct			0.00		$ -	#DIV/0!
25-Oct			0.00		$ -	#DIV/0!
26-Oct			0.00		$ -	#DIV/0!
27-Oct			0.00		$ -	#DIV/0!
28-Oct			0.00		$ -	#DIV/0!
29-Oct			0.00		$ -	#DIV/0!
30-Oct			0.00		$ -	#DIV/0!
31-Oct			0.00		$ -	#DIV/0!
								True Up	Net Back
Total	0.00	#DIV/0!		#DIV/0!	$ -	#DIV/0!		#DIV/0!	#DIV/0!
Bbls:	-
TPD	#DIV/0!

Fuel Oil / VTB Calculator							$/MT Comp	$/MT Comp
	Posting		MT bbls		$/ MT Comp	$/MT Trans	Less Trans	$/BBL	VTB NB
	17-Oct	$/Bbl	4.98498	(VTB)	$424.20	12.1253	$412.08	$82.66	$459.28
Bunker "C" Fuel Oil Price ($/MT)	664.50	103.97	1.40602	(EPA)	$187.30

Conversion Factor:	6.391		6.39100		$611.50

1500 CST Discount Factor (SIMT)	53	8.2929	Customers						Oct Volume in bbls.

Diesel Fuel Cutter Price:($/bbl) - FOB Refinery	3.13	131.46	Chevron: Full due to El Segundo coker problem and low sales volumes.						0
			UCO						12,000
Diesel Fuel Cutter Price:($/bbl) - Delivered		133.21	1500 Fuel Oil						10,000
			Petrodiamond : Low sales volumes. Smaller player currently.						0
Blend Ratios: (Decimal)

VTB	0.75		ConocoPhillips:
			1500 Fuel Oil						15,000
Cutter	0.25

Freight Costs:
			Petro China: Not active on West Coast						0
Diesel		1.75
			Nustar: Not active until 11/2011						0
VTB		1.98

VTB Netback Value ($/MT):	497.25		Dolphin Marine:						0
VTB Netback Value ($/ST):	451.10	81.192
			Chemoil:
			VTB						10000
			1500						0

			Tesro: Not currently in the market.						0

Paramount Refinery

	Sales			Sales			Purchase			PPC
	1201/02/03			709/710			Aztec			PPC to PPC
	Mixed Butane			Pentane			Transmix			Transmix

30-Sep		OPIS Matrix			OPIS			OPIS
10/1	0	$1.7800	$ -	0	$1.8180	$ -	0	$2.6093	$ -	0
10/2	3,613	$1.7800	$270,090	2,084	$1.8180	$159,144	468	$2.6093	$51,299	0
10/3	1,343	$1.7800	$100,367	363	$1.8180	$27,701	0	$2.7893	$ -	0
10/4	756	$1.7800	$56,504	0	$1.8180	$ -	706	$2.5003	$74,184	0
10/5	580	$1.7800	$43,370	363	$1.8180	$27,694	0	$2.5034	$ -	0
10/6	1,390	$1.7800	$103,925	367	$1.7860	$27,508	305	$2.6811	$34,385	0
10/7	0	$1.7300	$ -	0	$1.7860	$ -	0	$2.6888	$ -	0
10/8	0	$1.7300	$ -	0	$1.7860	$ -	0	$2.6888	$ -	0
10/9	2,156	$1.7300	$156,667	1,371	$1.7860	$102,808	462	$2.6888	$52,171	0
10/10	793	$1.7300	$57,595	363	$1.7860	$27,228	315	$2.7893	$36,953	0
10/11	175	$1.7300	$85,398	0	$1.7860	$ -	440	$2.7041	$49,991	0
10/12	1,164	$1.7300	$84,573	388	$1.7860	$29,138	320	$2.7059	$36,391	0
10/13	1,173	$1.7300	$85,251	583	$1.7430	$42,707	140	$2.7664	$16,244	0
10/14	0	$1.7000	$ -	0	$1.7430	$ -	0	$2.8808	$ -	0
10/15	0	$1.7000	$ -	0	$1.7430	$ -	0	$2.8808	$ -	0
10/16	3,846	$1.7000	$274,639	940	$1.7430	$68,821	644	$2.8808	$77,928	0
10/17	825	$1.7000	$58,905	100	$1.7430	$7,321	100	$2.8461	$11,954	0
10/18	825	$1.7000	$58,905	100	$1.7430	$7,321	100	$2.7893	$11,715	0
10/19	825	$1.7000	$58,905	100	$1.7430	$7,321	100	$2.7893	$11,715	0
10/20	825	$1.7000	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/21	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/22	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/23	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/24	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/25	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/26	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/27	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/28	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/29	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/30	825	$1.6300	$56,480	100	$1.8500	$7,770	100	$2.7893	$11,715	0
10/31	825	$2.3600	$91,130	100	$1.8500	$7,770	100	$2.7893	$11,715	0

SUM	30,364		$2,209,924	8,322		$627,950	5,302		$605,512	0
AVG	979	$1.7297	$71,288	268	$1.8062	$20,256	171	$2.7504	$19,533	0
MTD AVG	1,124			426			238			0

Paramount	Bakersfield Refinery

	Sales				Sales					Sale
	7.5C 01-04				5M50					5M51
	Propane				N-Butane					I-Butane
				Off Spec				Off Spec	Off Spec
30-Sep		OPIS		OPIS		OPIS		OPIS	Loss		OPIS
10/1	0	$1.8000	$ -		0	$1.7600	$ -	$1.7200	$ -	0	$2.1650	$ -
10/2	423	$1.8000	$31,961		4,573	$1.7600	$330,324	$1.7200	$7,682	1,191	$2.1650	$108,284
10/3	437	$1.8000	$33,045		1,231	$1.7600	$88,901	$1.7200	$2,067	192	$2.1650	$17,502
10/4	429	$1.8000	$32,396		1,077	$1.7600	$77,774	$1.7200	$1,809	197	$2.1650	$17,880
10/5	0	$1.8000	$ -		603	$1.7600	$43,592	$1.7200	$1,014	198	$2.1650	$18,002
10/6	385	$1.7750	$28,734		200	$1.7100	$14,013	$1.6700	$336	0	$2.0800	$ -
10/7	0	$1.7750	$ -		0	$1.7100	$ -	$1.6700	$ -	0	$2.0800	$ -
10/8	0	$1.7750	$ -		0	$1.7100	$ -	$1.6700	$ -	0	$2.0800	$ -
10/9	883	$1.7750	$66,566		2,355	$1.7100	$165,200	$1.6700	$3,957	589	$2.0800	$51,476
10/10	217	$1.7750	$16,163		1,016	$1.7100	$71,277	$1.6700	$1,707	201	$2.0800	$17,516
10/11	397	$1.7750	$29,559		0	$1.7100	$ -	$1.6700	$ -	0	$2.0800	$ -
10/12	664	$1.7750	$49,487		592	$1.7100	$41,508	$1.6700	$994	0	$2.0800	$ -
10/13	436	$1.7300	$31,680		1,026	$1.6800	$70,671	$1.6400	$1,724	0	$2.0650	$ -
10/14	0	$1.7300	$ -		0	$1.6800	$ -	$1.6400	$ -	0	$2.0650	$ -
10/15	0	$1.7300	$ -		0	$1.6800	$ -	$1.6400	$ -	0	$2.0650	$ -
10/16	433	$1.7300	$31,455		1,156	$1.6800	$79,593	$1.6400	$1,941	797	$2.0650	$69,110
10/17	110	$1.7300	$7,993		600	$1.6800	$41,328	$1.6400	$1,008	200	$2.0650	$17,346
10/18	110	$1.7300	$7,993		600	$1.6800	$41,328	$1.6400	$1,008	200	$2.0650	$17,346
10/19	110	$1.7300	$7,993		600	$1.6800	$41,328	$1.6400	$1,008	200	$2.0650	$17,346
10/20	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/21	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/22	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/23	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/24	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/25	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/26	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/27	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/28	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/29	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/30	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262
10/31	110	$1.7400	$8,039		600	$1.7100	$42,084	$1.6700	$1,008	200	$2.0550	$17,262

SUM	6,363		$471,489		22,828		$1,611,845		$38,351	6,365		$558,953
AVG	205	$1.7553	$15,209	#DIV/0!	736	$1.7113	$51,995	$1.6713	$1,237	205	$2.0806	$18,031
MTD AVG	295				864					210

Paramount	Bakersfield Refinery

	Sales				Vaporizer				Sales
	20M53				7C 51-54				10013
	Pentane				Mixed LPG				UCO
				Off Spec			Burn	Off Spec
30-Sep		OPIS		OPIS		OPIS	Loss	OPIS		OPIS
10/1	0	$1.8980	$ -	$1.8180	54	$1.7200	$3,810	$1.6800	0	$2.6593	$ -
10/2	0	$1.8980	$ -	$1.8180	54	$1.7200	$3,810	$1.6800	2,032	$2.6593	$226,998
10/3	0	$1.8980	$ -	$1.8180	44	$1.7200	$3,105	$1.6800	506	$2.6179	$55,643
10/4	0	$1.8980	$ -	$1.8180	42	$1.7200	$2,964	$1.6800	343	$2.5534	$36,807
10/5	0	$1.8980	$ -	$1.8180	37	$1.7200	$2,611	$1.6800	349	$2.6266	$38,527
10/6	0	$1.8600	$ -	$1.7800	44	$1.6700	$3,012	$1.6300	344	$2.7310	$39,485
10/7	0	$1.8600	$ -	$1.7800	42	$1.6700	$2,875	$1.6300	0	$2.7388	$ -
10/8	0	$1.8600	$ -	$1.7800	42	$1.6700	$2,875	$1.6300	0	$2.7388	$ -
10/9	0	$1.8600	$ -	$1.7800	42	$1.6700	$2,875	$1.6300	1,035	$2.7388	$119,006
10/10	0	$1.8600	$ -	$1.7800	40	$1.6700	$2,738	$1.6300	343	$2.7839	$40,141
10/11	0	$1.8600	$ -	$1.7800	41	$1.6700	$2,807	$1.6300	355	$2.7541	$41,047
10/12	0	$1.8600	$ -	$1.7800	41	$1.6700	$2,807	$1.6300	344	$2.7559	$39,853
10/13	0	$1.8230	$ -	$1.7430	52	$1.6400	$3,494	$1.6000	333	$2.8164	$39,390
10/14	0	$1.8230	$ -	$1.7430	50	$1.6400	$3,360	$1.6000	0	$2.9308	$ -
10/15	0	$1.8230	$ -	$1.7430	50	$1.6400	$3,360	$1.6000	0	$2.9308	$ -
10/16	0	$1.8230	$ -	$1.7430	50	$1.6400	$3,360	$1.6000	681	$2.9308	$83,808
10/17	0	$1.8230	$ -	$1.7430	40	$1.6400	$2,688	$1.6000	500	$2.8961	$60,818
10/18	0	$1.8230	$ -	$1.7430	40	$1.6400	$2,688	$1.6000	500	$2.8393	$59,625
10/19	0	$1.8230	$ -	$1.7430	40	$1.6400	$2,688	$1.6000	500	$2.8393	$59,625
10/20	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/21	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/22	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/23	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/24	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/25	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/26	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/27	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/28	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/29	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/30	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625
10/31	0	$1.9300	$ -	$1.8500	40	$1.6700	$2,738	$1.6300	500	$2.8393	$59,625

SUM	0		$ -		1,325		$90,789		14,167		$1,656,338
AVG	0	$1.8849	$ -	$1.8049	43	$1.6713	$2,929	$1.6313	457	$2.7940	$53,430
MTD AVG	0				45				417

Paramount				Bakersfield

	Sales			Sales			Purchased
	PPC			Bako			15001
	Sulfur LT			Sulfur LT			Ethanol

30-Sep		$/LT			$/LT			OPIS
10/1	0	$155.00	$ -	0	$140.50	$ -	0	$2.6900	$ -
10/2	23	$155.00	$3,504	23	$140.50	$3,292	1,403	$2.6900	$158,508
10/3	45	$155.00	$6,944	24	$140.50	$3,307	1,010	$2.7050	$114,760
10/4	0	$155.00	$ -	24	$140.50	$3,313	807	$2.6950	$91,366
10/5	22	$155.00	$3,462	47	$140.50	$6,612	606	$2.7450	$69,668
10/6	0	$155.00	$ -	23	$140.50	$3,241	608	$2.7800	$70,932
10/7	0	$155.00	$ -	0	$140.50	$ -	0	$2.8550	$ -
10/8	0	$155.00	$ -	0	$140.50	$ -	0	$2.8550	$ -
10/9	22	$155.00	$3,442	23	$140.50	$3,299	1,834	$2.8550	$219,938
10/10	0	$155.00	$ -	47	$140.50	$6,614	605	$2.8600	$72,638
10/11	0	$155.00	$ -	24	$140.50	$3,324	567	$2.9400	$69,990
10/12	0	$155.00	$ -	24	$140.50	$3,304	0	$2.9600	$ -
10/13	22	$155.00	$3,462	24	$140.50	$3,304	0	$2.9450	$ -
10/14	0	$155.00	$ -	0	$140.50	$ -	0	$2.9900	$ -
10/15	0	$155.00	$ -	0	$140.50	$ -	0	$2.9900	$ -
10/16	22	$155.00	$3,474	24	$140.50	$3,312	1,376	$2.9900	$172,735
10/17	15	$155.00	$2,325	75	$140.50	$10,538	600	$3.0050	$75,726
10/18	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/19	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/20	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/21	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/22	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/23	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/24	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/25	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/26	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/27	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/28	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/29	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/30	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788
10/31	15	$155.00	$2,325	75	$140.50	$10,538	600	$2.6900	$67,788

SUM	382		$59,163	1,430	4,356	200,984	17,815		$2,065,491
AVG	12	$155.00	$1,908	46	141	$6,483	575	$2.7810	$66,629
MTD AVG	10			19			551

Schedule O-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule P

Pricing Group	Inventory Report Item	Description

Asphalt
	V.T.B. - 8	V.T.B. - 8
	0 - PEN	0 - PEN
	O PEN	0 Pen
	10 Pen	10 Pen
	150/200 Pen	150/200 Pen
	1500SSF	1500 SSF
	16 P	16 Pen
	200/300 PEN	200/300 Pen
	206 FLUX	206 Flux
	207 FLUX	207 Flux
	208 FLUX	208 Flux
	220 FLUX	220 FLUX
	240 SAT	240 SATURANT
	KRAFT SAT	244 SATURANT
	245	245 SATURANT
	245 SATURANT	245 SATURANT
	247 KRAFT SATURANT	247 KRAFT SATURANT
	248 SATURANT	248 SATURANT
	2A COATING FLUX	2A COATING FLUX
	2EHN	2EHN
	30 MESH CRB RBBR	30 Mesh Crumb Rubber
	300/400 PEN	300/400 Pen
	701SAT	701 SATURANT
	701 SAT	701 SATURANT
	702 SAT	702 Saturant
	707 SAT	707 Saturant
	708	708 SATURANT
	ST	708 SATURANT
	708 SAT	708 SATURANT
	709 SAT	709 SATURANT
	12110	710 SATURANT
	740 Shingle Adhesive	740 Shingle Adhesive
	740 SHINGLE	740 SHINGLE SEALANT
	748	748 COATING
	748/752	748 COATING
	748 COATING	748 COATING
	750 COATING	750 COATING
	751 UNCATALIZED COA	751 UNCATALIZED COATING
	748/752	752 COATING

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

12752	752 COATING
752 UNCATALYZED COATING	752 UNCATALYZED COATING
755 COATING	755 COATING
767 MOD	767 MODIFIED COATING
80/100PEN	80/100 Pen
A-5	A-5
AC 10 ARIZONA	AC 10 ARIZONA
AC 15	AC 15
AC-20	AC 20 NEVADA
AC 30 BARDON	AC 30 Bardon
AC 30 NEVADA	AC 30 Nevada
AC 30 NEVADA W% ANT	AC 30 Nevada W % Antistrip
AC-5	AC 5
AC 5 ASPHALT CEMENT	AC 5 ASPHALT CEMENT
AC-10/SBS	AC-10 W/SBS
AC-10(ARIZONA) ASPHALT CEMENT	AC-10(ARIZONA) ASPHALT CEMENT
AC-15 ASPHALT CEMENT	AC-15 ASPHALT CEMENT
AC-15-5TR	AC-15-5TR
AC-15P	AC-15P
AC20	AC-20
AC-20 W-Antistrip	AC-20 W-Antistrip
AC-20 ASPHALT CEMENT	AC-20 ASPHALT CEMENT
AC20G	AC-20 G
AC-20 W/ANTI	AC-20 WITH ANTISTRIP
AC20W/ANTI	AC-20 WITH ANTISTRIP- MODIFIED
AC-20(NEVADA) ASPHALT CEMENT	AC-20(NEVADA) ASPHALT CEMENT
AC-20_____ % ANTI-STRIP	AC-20_____ % ANTI-STRIP
AC20P	AC-20P
AC-20P ASPHALT CEMENT	AC-20P ASPHALT CEMENT
AC-20P w/ ___% Antistrip	AC-20P w/ ___% Antistrip
AC-20R	AC-20R
AC-20R ASPHALT CEMENT	AC-20R ASPHALT CEMENT
AC-30 (NEVADA)	AC-30 (NEVADA)
AC-30 w/___ % ANTI-STRIP	AC-30 w/___ % ANTI-STRIP
AC-40	AC-40
AC-40 ASPHALT CEMENT	AC-40 ASPHALT CEMENT
AC-5/SBS	AC-5 W/SBS
AC-50	AC-50
Antistrip	Antistrip
AR 4000 ASPHALT CEMENT	AR 4000 ASPHALT CEMENT
AR 8000 ASPHALT CEMENT	AR 8000 ASPHALT CEMENT
AR1000	AR-1000
AR16000	AR16000
AR-2000 ASPHALT CEMENT	AR-2000 ASPHALT CEMENT
AR4000 ______% ANTI-STRIP	AR4000 ______% ANTI-STRIP

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

AR8000 ______%ANTI-STRIP	AR8000 ______%ANTI-STRIP
ARGO-CHLOR SOLUTION (12.5	ARGO-CHLOR SOLUTION (12.5
FLUX- ASPHALT	Asphalt Flux
ASPHALT RERUN	ASPHALT RERUN
Atmospheric Bottoms(962)	Atmospheric Bottoms(962)
B P Pro-Mix	B P Pro-Mix
Blend	basestock blend for PMA
BCM	BCM Binder for Cold Mix
BG MUL88 CARB FOR ETOH	BG MUL88 CARB FOR ETOH
BG PUL 90 CARB FOR ETOH	BG PUL 90 CARB FOR ETOH
BITUSIZE BB-1	BITUSIZE BB-1
BLOWN MODIFIED ASPHALT BASE	BLOWN MODIFIED ASPHALT BASE
CMB	CMB Cold Mix Binder
CMS-2	CMS-2
CMS-2 (1:1)	CMS-2 (1:1)Dilute
CMS-2 (1:2)	CMS-2 (2:1) Dilute
CMS-2RA	CMS-2RA
CMS-2S	CMS-2S
COLACID-C EMULSION	COLACID-C EMULSION
COOKOFF	COOKOFF
CQS 1H EMULSION	CQS 1H EMULSION
CQS1H	CQS-1H
CQS-1H	CQS-1H
CQS 1:1	CQS-1H (1:1)Dilute
CQS-1H 2:1	CQS-1H (2:1) DILUTE
CQS1H40/60	CQS-1H 40-60
CQS1H60/40	CQS-1H 60-40
CQS1H70/30	CQS-1H 70-30
CQS-1HTR	CQS-1HTR
CQS-1NV	CQS-1NV
CRS-1	CRS-1
CRS-2	CRS-2
CRS-2	CRS-2
CRS-2B	CRS-2B
CRS-2H	CRS-2H
CRS-2L	CRS-2L
CRS-2NV	CRS-2NV
CRS-2P	CRS-2P
CRS-2P	CRS-2P
CRS-2TR	CRS-2TR
CSS-1	CSS-1
CSS-1H	CSS-1H
CSS-1H (1:1)	CSS-1H (1:1) DILUTE
CSS-1H (2:1)	CSS-1H (2:1) DILUTE
CSS-1H (3:1)	CSS-1H (3:1) DILUTE

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CSS1H30/70	CSS-1H 30-70
CSS1H40/60	CSS-1H 40-60
CSS-1H 60-40	CSS-1H 60-40
CSS1H60/40	CSS-1H 60-40
CSS1H70/30	CSS-1H 70-30
CSS-1P	CSS-1P
CSS-1P (2:1)	CSS-1P (2:1)Dilute
CUTBACK ASPHALT	CUTBACK ASPHALT
Cutback Asphalt	Cutback Asphalt
DK	DK Flux
DKF	DK Flux
DK FLUX	DK Flux
DK-FLUX	DK-FLUX
Dyed Calif Diesel Fuel Max 15 PPM	Dyed Calif Diesel Fuel Max 15 PPM
E-47	E-47/XD-70
EBS 10TR	EBS 10TR
EBS 90/120	EBS 90/120
EBS-TR	EBS-TR
ASP4011	Edgiflex
EBS	EMULSION BASE 50/60
EBS50/60	EMULSION BASE 50/60
EBS-50/60	EMULSION BASE 50/60
EBS 75/80	EMULSION BASE 75/80
EMULSION BASE STOCK	EMULSION BASE STOCK
EMULSION BASE STOCK 120/150	EMULSION BASE STOCK 120/150
EMULSION BASE STOCK 50/60	EMULSION BASE STOCK 50/60
EMULSION BASE STOCK 60/70	EMULSION BASE STOCK 60/70
EMULSION BASE STOCK	EMULSION BASE STOCK 65/75
Emulsion Base Stock 65/75	Emulsion Base Stock 65/75
EMULSION BASE STOCK 70/80	EMULSION BASE STOCK 70/80
EMULSION BASE STOCK 90/120	EMULSION BASE STOCK 90/120
EVERFLX	EVERGREEN FLUX
Evergreen Flux	Evergreen Flux
FlexSeal	FlexSeal
FLUX	FLUX
FORTRESS CIR-EE	Fortress CIR-EE
GGB-1	GGB-1
GGB-2	GGB-2
GGB-2 Asphalt Cement	GGB-2 Asphalt Cement
GGB-2 w/_____% Antistrip	GGB-2 w/_____% Antistrip
GGB-3	GGB-3
GGB-3	GGB-3
GLASS COATING 2AC	GLASS COATING 2AC
GLASS COATING 2I	GLASS COATING 2I
GLASS COATING 2M	GLASS COATING 2M

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

HARD EBS 25/40	HARD EBS 25/40
HARD EMULSION BASE STOCK 25/40	HARD EMULSION BASE STOCK 25/40
KRAFT SATURANT	KRAFT SATURANT
KRAFT SATURANT (241)	KRAFT SATURANT (241)
L T R - CON	L T R - CON
L T R - TRMAC	L T R - TRMAC
LMCQS-1H	LMCQS-1H
LMCQS-1H WITH LATEX ____%	LMCQS-1H WITH LATEX ____%
LMCQSH 1:1	LMCQSH 1:1
LMCQS-TR	LMCQS-TR
LMCRS2+	LMCRS2+
LMCRS-2A	LMCRS-2A
LMCRS-2H	LMCRS-2H
LMQSH	LMQSH
LMRS-2H	LMRS-2H
LMRS-2h	LMRS-2h
LTR	LTR
LTR/SS	LTR/SS
LTR-CON	LTR-CON
TRMAC	LTR-CON
TRMAC-CA	LTR-CON
LTRCQS1H	LTRCQS-1H
MAC-10TR	MAC-10TR
MAC-10TR W/ANTISTRIP	MAC-10TR W/ANTISTRIP
MAC-10TR WITH _____% Anti-Strip	MAC-10TR WITH _____% Anti-Strip
MAC-15TR	MAC-15TR
MALARKEY FLUX	MALARKEY FLUX
MALARKEY FLUX E	MALARKEY FLUX E
Masterseal MTR	Masterseal MTR
MC-250	MC-250
MC-250 LIQUID ASPHALT	MC-250 LIQUID ASPHALT
MC-30 LIQUID ASPHALT	MC-30 LIQUID ASPHALT
MC-3000	MC-3000
MC-3000 LIQUID ASPHALT	MC-3000 LIQUID ASPHALT
MC-3000R	MC-3000R
MC-3000TR	MC-3000TR
MC-70	MC-70
MC-70 LIQUID ASPHALT	MC-70 LIQUID ASPHALT
MC-70NV	MC-70NV
MC-800	MC-800
MC-800 LIQUID ASPHALT	MC-800 LIQUID ASPHALT
MC-800TR	MC-800TR
MDC Emulsion	MDC Emulsion
MEB	MEB Modified Emulsion Base
Modified Asphalt Base, 120/150	Modified Asphalt Base, 120/150

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Modified Asphalt Base, 90/120	Modified Asphalt Base, 90/120
MODIFIED BIT BASE	MODIFIED BIT BASE
Modified Coating Rooflex	Modified Coating Rooflex
SCRUB SEAL	MODIFIED SCRUB SEAL
MOD SHGL BASE	MODIFIED SHINGLE BASE 60/70
MOOSE JAW FLUX	MOOSE JAW FLUX
MQK-1M	MQK-1M
Murphy Flux	Murphy Flux
MURPHYFLX	Murphy Flux
LATEX	NVX1118 - Latex
OMEGA	OMEGA FLUX
OMEGA FLUX	OMEGA FLUX
Omega Flux	Omega Flux
ORIENTE FLUX	ORIENTE FLUX
O FLUX	ORIENTE FLUX
ORIENTE FLUX	ORIENTE FLUX
ORRCO FLUX	ORRCO FLUX
PBA-1 ASPHALT CEMENT	PBA-1 ASPHALT CEMENT
PBA-1/Anti-strip	PBA-1/Anti-strip
PBA-1a ASPHALT CEMENT	PBA-1a ASPHALT CEMENT
PBA-2	PBA-2
PBA-3	PBA-3
PBA-3 ASPHALT CEMENT	PBA-3 ASPHALT CEMENT
PBA-4 ASPHALT CEMENT	PBA-4 ASPHALT CEMENT
PBA-5 ASPHALT CEMENT	PBA-5 ASPHALT CEMENT
PBA-6	PBA-6
PBA-6A	PBA-6A
PBA-6A Asphalt Cement	PBA-6A Asphalt Cement
PBA-6B	PBA-6B
PDA BOTTOMS	PDA Bottoms
PG 52-28	PG 52-28
PG 52-34	PG 52-34
PG 58-22	PG 58-22
PG 58-28	PG 58-28
PG 58-34	PG 58-34
58-34PM	PG 58-34PM
PG64-10	PG 64-10
PG 64-10 Asphalt Cement	PG 64-10 Asphalt Cement
PG64-10G	PG 64-10 G
PG 64-10 W/ANTISTRIP	PG 64-10 W/ANTISTRIP
PG 64-10 With ____% Antistrip	PG 64-10 With ____% Antistrip
64-16	PG 64-16
PG 64-16	PG 64-16
PG64-16	PG64-16
PG64-16G	PG 64-16 G

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PG 64-16 WITH ANTISTRIP	PG 64-16 WITH ANTISTRIP
64-22	PG 64-22
PG 64-22	PG 64-22
PG 64-22 W/ADDITIVE	PG 64-22 W/Additive
PG64-22W/ANT	PG 64-22 W/ANTISTRIP
PG 64-22 With ____% Antistrip	PG 64-22 With ____% Antistrip
64-22WM__%	PG 64-22WM___%
64-25	PG 64-25
PG 64-28	PG 64-28
PG 64-28 W-% ANTIST	PG 64-28 W-% ANTISTRIP
PG 64-28 W-% ARR MA	PG 64-28 W-% Arr Maz Antistrip
PG64-28ER	PG 64-28ER
64-28NV	PG 64-28NV
PG6428PM	PG6428PM
PG 64-28PM	PG 64-28PM
PG64-28PM	PG 64-28PM
PG64-28PM W/ANTI ST	PG 64-28PM W/ANTI STRIP
PG 64-28PM W/ANTISTRIP	PG 64-28PM W/ANTISTRIP
PG 64-28TR	PG 64-28TR
PG6428TR	PG6428TR
PG 64-28TR+	PG 64-28TR+
64-34	PG 64-34
PG 67-22	PG 67-22
70-10	PG 70-10
PG 70-10	PG 70-10
PG70-10G	PG 70-10 G
70-10W/ANTI	PG 70-10 W/ANTISTRIP
70-16	PG 70-16
PG 70-16TR	PG 70-16TR
PG70-22	PG 70-22
70-22W/ANT	PG 70-22 W/ANTISTRIP
PG70-22ER	PG 70-22ER
PG70-22ER-H	PG 70-22ER-H
PG 70-22PM	PG 70-22PM
PG70-22TR	PG 70-22TR
PG 70-22TR w___% ANTISTRIP	PG 70-22TR w___% ANTISTRIP
PG 70-28	PG 70-28
PG 70-28 W% ANTISTR	PG 70-28 W% ANTISTRIP
PG70-28ER	PG 70-28ER
PG70-28TR	PG 70-28TR
76-10	PG 76-10
PG 76-10	PG 76-10
76-16	PG 76-16
PG 76-22	PG 76-22
PG 76-22 W/ANTISTRIP	PG 76-22 W/ANTISTRIP

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

PG 76-22 With _____% Antistrip	PG 76-22 With _____% Antistrip
PG76-22CC	PG 76-22CC
PG 76-22ER	PG 76-22ER
PG 76-22NV	PG 76-22NV
PG 76-22NVTR	PG 76-22NVTR
PG 76-22PM	PG 76-22PM
PG 76-22PM w/____% Antistrip	PG 76-22PM w/____% Antistrip
PG7622TR	PG7622TR
PG 76-22TR	PG 76-22TR
PG 76-22TR With _____% Antistrip	PG 76-22TR With _____% Antistrip
PG 76-22TR+	PG 76-22TR+
PG76-28	PG 76-28
PG58-22	PG58-22
PG 58-22	PG58-22
PG58-28	PG58-28
PG58-34 Asphalt Cement	PG58-34 Asphalt Cement
PG64-16 ASPHALT CEMENT	PG64-16 ASPHALT CEMENT
PG64-16 w/___ % Antistrip	PG64-16 w/___ % Antistrip
PG70-10	PG70-10
PG70-10 w/_____% Antistrip	PG70-10 w/_____% Antistrip
PG70-22	PG70-22
PG70-22 w/_____% Antistrip	PG70-22 w/_____% Antistrip
PG70-28	PG70-28
PG70-28 w/_____% Antistrip	PG70-28 w/_____% Antistrip
PG76-16	PG76-16
PG76-22 CC-20TR	PG76-22 CC-20TR
PG76-22CC	PG76-22CC
PG82-22	PG82-22
PMA	PMA
PMCE	PMCE
PMCQS-1NV	PMCQS-1NV
PMCQS 2.5%	PMCQS-2 1/2%
PMCQS 2%	PMCQS-2%
PMCQS 3%	PMCQS-3% (1H)
PMCQSH	PMCQSH
PMCRS-2H	PMCRS-2H
PMQSH	PMQSH
PMEM	Polymer Mod Emuls Membrane
QPR	QPR
QSH	QSH
QSH (1:1) DILUTE	QSH (1:1) DILUTE
R. B. S.	R. B. S.
RA-25 RECYCLING AGENT	RA-25 RECYCLING AGENT
RA-75 RECYCLING AGENT	RA-75 RECYCLING AGENT
RAILCAR FLUX	RAILCAR FLUX

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

RAILCAR FLUX(930)	RAILCAR FLUX(930)
Rayngard SS-1H	Rayngard SS-1H
RBS	RBS
REFLEX CIR	Reflex CIR
RERUN	RERUN
TYPE 11	ROOFING ASPH TYPE 11
TPYE 111	ROOFING ASPH TYPE 111
TYPE 1	ROOFING ASPHALT TYPE 1
Rooflex (780)	Rooflex (780)
ROOFLEX 770	ROOFLEX 770
Rooflex 775	Rooflex 775
ROOFLEX 780	ROOFLEX 780
Rooflex TRS-5	Rooflex TRS-5
RS-1 EMULSIFIED ASPHALT	RS-1 EMULSIFIED ASPHALT
RS-1 EMULSION	RS-1 Emulsion
RS-1H	RS-1H
RS-1h EMULSIFIED ASPHALT	RS-1h EMULSIFIED ASPHALT
RS-2	RS-2
RS-2 EMULSIFIED ASPHALT	RS-2 EMULSIFIED ASPHALT
RS-2H	RS-2H
RS-2h EMULSIFIED ASPHALT	RS-2h EMULSIFIED ASPHALT
RT BASE	RTB
RTE	RTE
RTE (High Elevation)	RTE (High Elevation)
RTE BASE	RTE Base
RTE Emulsion	RTE Emulsion
RTE W_% LATEX	RTE W_% Latex
S-4301	S-4301
SC-250	SC-250
SC-250 LIQUID ASPHALT	SC-250 LIQUID ASPHALT
SC-250 W % ANTISTRI	SC-250 W % ANTISTRIP
SC-250 w/Antistrip	SC-250 w/Antistrip
SC-30	SC-30
SC-30 LIQUID ASPHALT	SC-30 LIQUID ASPHALT
SC-3000	SC-3000
SC-3000 LIQUID ASPHALT	SC-3000 LIQUID ASPHALT
SC-70	SC-70
SC-70 LIQUID ASPHALT	SC-70 LIQUID ASPHALT
S8	SC-800
SC-800	SC-800
SC-800 LIQUID ASPHALT	SC-800 LIQUID ASPHALT
SC-800 WITH ANTISTRIP	SC-800 WITH ANTISTRIP
SHG SEAL	SHINGLE SEALANT
Shingle Sealant	Shingle Sealant
SMI	SMI

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SOFT EBS	SOFT EMULSION BASE STOCK
SOFT EMULSION BASE STOCK	SOFT EMULSION BASE STOCK
SOL-EMULS	Solventless Emulsion
SPECIAL 77	SPECIAL 77
SS EMULSION W/LATEX	SS EMULSION W/LATEX
SS Emulsion w/Latex	SS Emulsion w/Latex
SS-1	SS-1
SS-1 EMULSIFIED ASPHALT	SS-1 EMULSIFIED ASPHALT
SS-1H	SS-1H
SS	SS-1H
SS1H	SS-1H
SS1-H 1:1	SS-1H (1:1) DILUTE
SS-1H (2:1) DILUTE	SS-1H (2:1) DILUTE
SS1H30/70	SS-1H 30-70
SS1H40/60	SS-1H 40-60
SS1H60/40	SS-1H 60-40
SS1H(2:1)	SS-1H 66.6-33.3
SS1H70/30	SS-1H 70-30
SS1H75/25	SS-1H 75-25
SS1H80/20	SS-1H 80-20
SS-1H Emulsion Dilute	SS-1H Emulsion Dilute
SS-1H NVX	SS-1H NVX
SS1H/EMULSION	SS1H/EMULSION
TMA-2000	TMA-2000
TOPBASE	Topein Base
TOP C	Topein C
TOP CRTS	TOPEIN CRTS
TOP CRTS50/50	TOPEIN CRTS 50-50
TOP CRTS60/40	TOPEIN CRTS 60-40
TOP S	Topein S
TOP S20/80	Topein S 20-80
TOP S25/75	Topein S 25-75
TOP S(1:2)	Topein S 33.3-66.6
TOP S50/50	Topein S 50-50
TR HARDPEN (WRT)	TR HARD PEN Wright Asphalt
TRMSS	TRMSS
Type 1 Roofing Asphalt	Type 1 Roofing Asphalt
TYPE II Roofing Asphalt	TYPE II Roofing Asphalt
TYPE III (745)	TYPE III (745)
TYPE IV	TYPE IV
UNCATALYZED COATING	UNCATALYZED COATING
UNCATALYZED COATING (748)	UNCATALYZED COATING (748)
V.T.B.	V.T.B.
V.T.B. (HEAVY)	V.T.B. (HEAVY)
VTB	VTB

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

VTB (HEAVY)	VTB (Heavy)
VTB for Fuel Oil	VTB for Fuel Oil
VTBFO	VTB for Fuel Oil
BUNKER C	BUNKER C
BUNKER C FUEL OIL	BUNKER C FUEL OIL
Fuel Oil	Fuel Oil
FUEL OIL CUTTER	FUEL OIL CUTTER
HIGH SULFUR FUEL OIL, 1500 SSF(160)	HIGH SULFUR FUEL OIL, 1500 SSF(160)
HIGH SULFUR FUEL OIL, 1500 SSF(160)	HIGH SULFUR FUEL OIL, 1500 SSF(160)
HIGH SULFUR FUEL OIL, 3000 SSF(161)	HIGH SULFUR FUEL OIL, 3000 SSF(161)
HIGH SULFUR FUEL OIL, 4500 SSF(163)	HIGH SULFUR FUEL OIL, 4500 SSF(163)
PG BASE	PG BASE
0 Pen	0 Pen
0-Pen	0-Pen
O-Pen	O-Pen
AC-30	AC-30
Asphalt Flux Extender Oil	Asphalt Flux Extender Oil
EBH	EBH
EBS 50/70	EBS 50/70
GTR	GTR
LTRCON	LTRCON
PG 70-10TR	PG 70-10TR
PG 70-22	PG 70-22
PG70-10TR	PG70-10TR
PITCH/TOP	PITCH/TOP
Type III Roofing Asphalt	Type III Roofing Asphalt
PG 70-22TR	PG 70-22TR
AC30	AC30
PG7622NV	PG7622NV
130/150 Pen	130/150 Pen
CQS- TR	CQS- TR
TREB	TREB
PG 58-28	PG 58-28
PG76-22 TR	PG76-22 TR
PG76-22 TR	PG76-22 TR
PG7010-WM	PG7010-WM
PG 70-10WM	PG 70-10WM
Type IV Roofing Asphalt	Type IV Roofing Asphalt
LTR-SS	LTR-SS
CQS-TR	CQS-TR
PG 64-22PM	PG 64-22PM
V.T.B. - 8	V.T.B. - 8
PG 64-22PM	PG 64-22PM

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Crude
	ALASKAN NORTH SLOPE	ALASKAN NORTH SLOPE
	ALGER DILBIT CRUDE	ALGER DILBIT CRUDE
	AN	ANS
	PACPLANS	ANS CRUDE AT PACIFIC PIPELINE
	ANS	ANS CRUDE OIL
	ARAB MED	ARAB MED
	BAKKEN	Bakken - Crude
	BAKKEN	BAKKEN CRUDE
	BAKKEN CRUDE	BAKKEN CRUDE AT KM CARSON
	BASRA	BASRA MED
	BASR	BASRAH
	BASRA CRUDE OIL	BASRAH AT KINDER MORGAN
	BASRAH	BASRAH
	BASRAH LT	BASRAH LT
	BASRAH LIGHT	BASRAH LIGHT
	BASRAH LIGHT/ ORIENTE	BASRAH LIGHT/ ORIENTE AT PACIFIC TERMINAL
	PACPLBAS	BASRAH CRUDE AT PACIFIC PIPELINE
	BOSCAN	BOSCAN
	PACPLCAN	CANADA MIX CRUDE AT ATSC
	CALYPSO/ BASRAH LIGHT MIX	CALYPSO/ BASRAH LIGHT MIX AT PACIFIC TERMINAL
	CALYPSO/ BASRAH LIGHT	CALYPSO/ BASRAH LIGHT AT PACIFIC TERMINAL
	CANBLND	CANADIAN BLEND
	CANMIX	CANADIAN MIX
	Chevron Crude	Chevron Crude
	CHEV	CHEVRON CRUDE
	CHEV MIX	CHEVRON MIX
	CRMCRUDE	CHEVRON MIX
	CHEVCRUDE	CHEVRON MIX
	KMCHEV	CHEVRON MIX CRUDE AT KINDER MORGAN
	Chv Mix	Chv Mix
	COLD LAKE	COLD LAKE
	CLDLK	COLD LAKE
	EHCOLDLK	COLD LAKE CRUDE AT EAST HYNES
	COLDLAKE	COLDLAKE CRUDE
	PACPLCOLD	COLDLAKE CRUDE AT PACIFIC PIPELINE
	PTCOLDLK	COLDLAKE CRUDE AT PACIFIC TERMINAL
	Crude	Crude
	CR	CRUDE CHARGE
	CRDE	Crude Oil
	Crude Oil	Crude Oil
	Crude Oil - Trucked	Crude Oil - Trucked
	CT	CRUDE TWR OG
	F6	ELLWOOD
	ESPO	ESPO CRUDE

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

ESPO	ESPO-CRUD
F4	FORT APACHE
Glencore	Glencore
F3	HEAVY CRUDE T/T
HO	HONDO
HUNTINGTON BEACH	HUNTINGTON BEACH
EC	HUNTINGTON BEACH CRUDE
F1	HVHS
Hvy. Crude	Hvy. Crude
KOCH	Koch Alberta Crude
KOCH ALBERTA CRUDE	Koch Alberta Crude
KAC	Koch Alberta Crude
PACPLL63	L63 CRUDE AT PACIFIC PIPELINE
LA BASIN	LA BASIN
L.A. BASIN CRUDE	LA BASIN AT KINDER MORGAN
PACPLF8	LA BASIN CRUDE AT PACIFIC PIPELINE
F8	LA BASIN HEAVY
F81	LA BASIN LIGHT
Lansing	Lansing
LINE 63	LINE 63
L6	LINE 63
EHL63	LINE 63 CRUDE AT EAST HYNES
Lt. Crude	Lt. Crude
Lt./Hvy. Crude	Lt./Hvy. Crude
MIX CRD	MIX CRD
Mixed	Mixed
Mixed Crude	Mixed Crude
MONTEBELLO	MONTEBELLO CRUDE
MO	MONTEBELLO CRUDE
NAPO	NAPO
NAPO	NAPO CRUDE
PACPLNAPO	NAPO CRUDE AT PACIFIC PIPELINE
OMAN	OMAN CRUDE
ORIENTE	Oriente
ORIENTE CRUDE	Oriente at KINDER MORGAN
ORIENTE CRUDE OIL	Oriente at KINDER MORGAN
ORIE	Oriente
ORIENTE/ BASRAH LIGHT	ORIENTE/ BASRAH LIGHT AT PACIFIC TERMINAL
F2	ORIENTE
EHORIENT	ORIENTE CRUDE AT EAST HYNES
PACPLF2	ORIENTE CRUDE AT PACIFIC PIPELINE
PTORIENT	ORIENTE CRUDE AT PACIFIC TERMINAL
PLACERITA	PLACERITA
PLACERITA	PLACERITA CRUDE
PLNSORIE	PLAINS ORIENTE

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	POLVO	POLVO CRUDE
	F7	SAN JOAQUIN
	SEAL BEACH	SEAL BEACH
	F5	SEAL BEACH
	SIGNAL HILL	SIGNAL HILL
	EHSJLB	SJLB CRUDE AT EAST HYNES
	PACPLF7	SJLB CRUDE AT PACIFIC PIPELINE
	SJV	SJV
	THUMS	Thums
	THUMS CRUDE	Thums at Kinder Morgan
	PACPLF9	THUMS CRUDE AT PACIFIC PIPELINE
	TOPKO	TOPKO
	WILMINGTON	WILMINGTON
	WILMINGT	WILMINGTON
	F9	WILMINGTON
	ANS/BASRAH LIGHT	ANS/BASRAH LIGHT
	BASRAH LIGHT MIX	BASRAH LIGHT MIX
	BASRAH LIGHT/ORIENTE	BASRAH LIGHT/ORIENTE
	CALYPSO/BASRAH LIGHT	CALYPSO/BASRAH LIGHT
	CALYPSO/BASRAH LIGHT MIX	CALYPSO/BASRAH LIGHT MIX
	ORIENTE/BAS LT	ORIENTE/BAS LT
	ORIENTE/BASRAH LIGHT	ORIENTE/BASRAH LIGHT
	SJLB	SJLB
	ELK HILLS	ELK HILLS
	SJV HEAVY	SJV HEAVY

Diesel
	5D	L S (.05) DIESEL
	5P	L S (.05) DIESEL PIPELINE
	California Diesel Fuel Max 15 PPM	California Diesel Fuel Max 15 PPM
	CARB	CARB DIESEL
	CARB Diesel	CARB Diesel
	CARB DIESEL	CARB DIESEL AT KINDER MORGAN
	CARB DSL	CARB ULTRA LS DSL
	CARB DSLD	CARB ULTRA LS DSL DYED
	CARB ULS DIESEL	CARB ULS DIESEL AT KINDER MORGAN
	CARB ULTRA LS DSL	CARB ULTRA LS DSL
	CARB ULTRA LS DSL DYED	CARB ULTRA LS DSL DYED
	CARB ULTRA LS DSL L	CARB ULTRA LS DSL L
	CARB ULTRA LS DSL L DYED	CARB ULTRA LS DSL L DYED
	CD	CARB DIESEL
	CUTDIST	Cutter Distillate
	Cutter	Cutter
	CU	CUTTER

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

DIESEL	DIESEL
Diesel Blending	Diesel Blending
Diesel Blending	Diesel Blending
Diesel U-14 OOS	Diesel U-14 OOS
DU	UNFINISHED STR RUN DSL RED DYE
EPA	EPA DIESEL
EPA DSL	EPA DSL
EPA DIESEL	EPA DIESEL AT KINDER MORGAN
EPA ULS DIESEL	EPA ULS DIESEL AT KINDER MORGAN
EPA ULTRA LOW SULFER	EPA ULTRA LOW SULFER
EPA ULTRA LOW SULFER	EPA ULTRA LOW SULFER
F76	NAVAL DISTILLATE F76
F-76 DIESEL	NAVAL DISTILLATE F76 at Kinder Morgan
HCU Diesel	HCU Diesel
HCU Diesel	HCU Diesel
HCU feed Diesel	HCU feed Diesel
HIGH SULFUR DIESEL (0.5%) DYED(130)	HIGH SULFUR DIESEL (0.5%) DYED(130)
KMCARB	CARB DIESEL AT KINDER MORGAN
KMEPA	EPA DIESEL AT KINDER MORGAN
KMULSCD	ULSCD AT KINDER MORGAN
LOW SULF. CARB EQUIVALENT DIESEL(134)	LOW SULF. CARB EQUIVALENT DIESEL(134)
LOW SULF. CARB EQUIVALENT DIESEL(135)	LOW SULF. CARB EQUIVALENT DIESEL(135)
LOW SULFUR CARB DIESEL (.05%)	LOW SULFUR CARB DIESEL (.05%)
LOW SULFUR CARB DIESEL (.05%)(131)not	LOW SULFUR CARB DIESEL (.05%)
LOW SULFUR CARB DIESEL DYED	LOW SULFUR CARB DIESEL DYED
LOW SULFUR EPA DIESEL(133)	LOW SULFUR EPA DIESEL(133)
LS CARB CERT. DIESEL 2	LS CARB CERT. DIESEL 2
MARINE DIESEL(137)	MARINE DIESEL(137)
MHCU Diesel	MHCU Diesel
NAVAL DISTILLATE (F76)(136)	NAVAL DISTILLATE (F76)(136)
NO2 LS	Low Sulfur # 2 Fuel
NO2 LS	Low Sulfur # 2 Fuel
NO2 ULS	Ultra Low Sulfur #2F
NO2 ULS D	Ultra Low Sulfur #2F Dyed
PCAPEPA	EPA DIESEL IN PCAP
PCAPULSCD	ULSCD IN PCAP
PD	PRODUCTION DIESEL
RD	RED DYE DIESEL
S.R. Diesel	S.R. Diesel
SH CARB MV#2 DIESEL (S-15	SH CARB MV#2 DIESEL (S-15
TD	TREATED DIESEL
TF	F76 DIESEL
UD	UNTREATED DIESEL
ULSCD	ULTRA LOW SULFUR CARB DIESEL
ULSCDRD	RED DYE ULTRA LOW SULFUR CARB DIESEL

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	ULSD	ULTRA LOW SULFUR DIESEL
	ULSD BASE PRODUCT	ULSD BASE PRODUCT
	ULSD EPA	ULSD EPA
	ULTRA LS CARB DSL 15 PPM	ULTRA LS CARB DSL 15 PPM
	ULTRA LS CARB DYED DSL 15 DYED	ULTRA LS CARB DYED DSL 15 DYED
	UNF NO2	Unfinished # 2 Fuel
	UNFINISHED STRAIGHT RUN	UNFINISHED STRAIGHT RUN
	UNFINISHED STRAIGHT RUN D	UNFINISHED STRAIGHT RUN D
	Unfinished Straight Run Diesel(Dyed)	Unfinished Straight Run Diesel(Dyed)
	UNFINISHED STRAIGHT RUN DISTILLATE	UNFINISHED STRAIGHT RUN DISTILLATE
	Unfinished Straight Run Distillate	Unfinished Straight Run Distillate
	UNT Diesel	UNT Diesel
	UNT DSL	UNT DSL
	UNT. Diesel	UNT. Diesel
	UNTREATED DIESEL	UNTREATED DIESEL at Kinder Morgan
	UNTREATED DISTILLATE	UNTREATED DISTILLATE at Kinder Morgan
	Low Sulfer #2 Fuel	Low Sulfer #2 Fuel
	F76 DIESEL	F76 DIESEL
	Low Sulfur #2 Fuel	Low Sulfur #2 Fuel

Catfeed
	DP	DEPENT FEED
	F.R.G.O.	F.R.G.O.
	FRGO	FRGO
	GAS OIL	GAS OIL
	GAS OIL (GA)	GAS OIL (GA)
	GAS OIL (INCOMING)(792)	GAS OIL (INCOMING)(792)
	Gasoil	Gasoil
	HC Charge	HC Charge
	HC Charge	HC Chg
	HC Chg	HC Chg
	HC Chg	HC Chg
	HC Chg (off spec)	HC Chg (off spec)
	HC Chg (sludge to 4')	HC Chg (sludge to 4')
	HIGH SULFUR GAS OIL	HIGH SULFUR GAS OIL
	HIGH SULFUR GAS OIL	HIGH SULFUR GAS OIL
	HVGO	HVGO
	HVGO	HVGO
	KMVGO	VGO AT KINDER MORGAN
	Light Vacuum Gas Oil	Light Vacuum Gas Oil
	LC	LIGHT CYCLE OIL
	LS	LOW SULFER FCC FEED
	LVGO	Light Vacuum Gas Oil
	PF	PIPELINE LS FCC

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	Start-up Oil	Start-up Oil
	TREATED FCC FEED GAS OIL	TREATED FCC FEED GAS OIL
	TVGO	Treated VGO
	UCO	UCO
	UCO/VGO	UCO/VGO
	UGO	UNCONVERTED GAS OIL
	UNCGASOIL	Unconverted Gas Oil
	UNCONVERTED GAS OIL	UNCONVERTED GAS OIL
	UNTREATED FCC FEED GAS OIL, HOT	UNTREATED FCC FEED GAS OIL, HOT
	VACUUM GAS OIL	VACUUM GAS OIL
	VGO	Vacuum Gas Oil/Catfeed
	VGO	VGO
	VH	UNT FCC FEED
	VT	VACUUM TOPS

Gasoline
	ALKYLATE	ALKYLATE
	ALKYLATE	ALKYLATE
	Alkylate / Iso-Octane	Alkylate / Iso-Octane
	ATSCALKY	ALKYLATE AT ATSC
	AZRBOB 89.5	AZRBOB 89.5 at Kinder Morgan
	AZRBOB 89.5 (Z6)	AZRBOB 89.5 at Kinder Morgan
	C4Buty	Butylene
	C5Pente	Pentene
	CARBOB	CARBOB 85 GAS- SUMMER (A1)
	CARBOB	CARBOB GASOLINE
	CARBOB PREMIUM WINTER	CARBOB PREMIUM WINTER
	CARBOB-MID	CARBOB 85 GAS-MID (A2)
	CARBOB-P (SUMMER)	CARBOB-P (SUMMER)
	CARBOB-P (WINTER)	CARBOB-P (WINTER)
	CARBOB-R (SUMMER)	CARBOB-R (SUMMER)
	CARBOB-R (WINTER)	CARBOB-R (WINTER)
	CARBOB-RW	CARBOB GAS- WINTER (A3)
	CARFG	CARFG UNL GAS - WINTER
	CARFG UNL GAS - MID w/ 10% ETHANOL	CARFG UNL GAS - MID w/ 10% ETHANOL
	CARFG UNL GAS - SUMMER w/ 10% ETHANOL	CARFG UNL GAS - SUMMER w/ 10% ETHANOL
	CARFG UNL GAS - SUMMER w/ 5.7%	CARFG UNL GAS - SUMMER w/ 5.7%
	CARFG UNL GAS - WINTER w/ 10% ETHANOL	CARFG UNL GAS - WINTER w/ 10% ETHANOL
	CARFG UNL GAS - WINTER w/ 5.7%	CARFG UNL GAS - WINTER w/ 5.7%
	CARFG UNL GAS-10% ETH SUM	CARFG UNL GAS-10% ETH SUM
	CARFG UNL GAS-10% ETH WIN	CARFG UNL GAS-10% ETH WIN
	CARFG1	CARFG UNL GAS - SUMMER W/10%
	CATNAPHT	Cat Naphtha
	CD Hydro Chg	CD Hydro Chg

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CD Hydro Chg	CD Hydro Chg
coker naphtha	coker naphtha
DESNAP	Desulfurized Naphtha
DH	#5 DHDS NAPHTHA
FN	DESULF HVY NAP
FRNAPH	Full Range Naphtha
FULL RANGE NAPHTHA	FULL RANGE NAPHTHA
FULL RANGE NAPTHA	FULL RANGE NAPTHA
F.R.N.	FULL RANGE NAPTHA
Gaso. Blending	Gaso. Blending
Gasoline	Gasoline
GS	#3 GHDS NAPHTHA
Heavy Reformate	Heavy Reformate
HR	HEAVY REFORMATE
HSR	HSR
Hvy Naph - HUX OOS	Hvy Naph - HUX OOS
IC4	Isobutane
IC5	Isopentane
IS	ISOMERATE
ISO	Isobutane
ISOB	Isobutane
ISO - OCTANE	ISO - OCTANE
ISO_OCTANE	Iso Octane at Chemoil terminal
ISO_OCTANE	Iso Octane at Chemoil terminal
ISO BUTANE	ISO BUTANE
ISO OCTANE	ISO OCTANE
Isobutane (bullet) OOS	Isobutane (bullet) OOS
Isobutane (sphere)	Isobutane (sphere)
ISOMERATE	ISOMERATE
ISOOCT	ISO OCTANE
IsoOctane	IsoOctane
KMPCBOB	PREMIUM CARBOB AT KINDER MORGAN
KMCBOB	CARBOB AT KINDER MORGAN
CBOB85	CARBOB AT KINDER MORGAN
CARBOB 85	CARBOB AT KINDER MORGAN
CARBOB 85 (A1)	CARBOB AT KINDER MORGAN
CARBOB 85 (A2)	CARBOB AT KINDER MORGAN
CARBOB 85 (A3)	CARBOB AT KINDER MORGAN
CBOB89	PREMIUM CARBOB AT KINDER MORGAN
CARBOB 89.5	PREMIUM CARBOB AT KINDER MORGAN
LIGHT STRAIGHT RUN NAPHTHA	LIGHT STRAIGHT RUN NAPHTHA
LIGHT STRAIGHT RUN NAPTHA	LIGHT STRAIGHT RUN NAPTHA
LN	LIGHT NAPHTHA
LSR	LIGHT STRAIGHT RUN NAPHTHA
LSR -Gaso.	LSR -Gaso.

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Lt. Reformate	Lt. Reformate
Naphtha	Naphtha
NATURAL	Natural Gasoline
Natural gasoline	Natural gasoline
NC4	Butane
NC5	Pentane
NH	#1 NHDS NAPHTHA
NORMAL BUTANE	Normal Butane
NORMAL BUTANE	NORMAL BUTANE
Normal Butane (sphere)	Normal Butane (sphere)
offspec Ref	offspec Ref
PCAPCBOB	CARBOB IN PCAP
PE	PENTANES
Pentane	Pentane
PENTANE	PENTANE
PN	PURCHASED NAPHTH
PO	NATURAL GAS LIQUID
PRECARFGS	CARFG ULP GAS-10% Eth Summer
PRECARFGW	CARFG ULP GAS-10% Eth Winter
Prem. Gaso.	Prem. Gaso.
Premium	Premium
PREMIUM GASOLINE -SUMMER	PREMIUM GASOLINE -SUMMER
PREMIUM GASOLINE -WINTER	PREMIUM GASOLINE -WINTER
PRM CARBOB	PRM CARBOB
PRM Gas	PRM Gas
PS	PREMIUM SUMMER
PU	PIPELINE UNLEADED SU
REFORMAT	Reformate
REFORMATE	REFORMATE
Regular	Regular
REGULAR GASOLINE - SUMMER	REGULAR GASOLINE - SUMMER
REGULAR GASOLINE - WINTER	REGULAR GASOLINE - WINTER
REGULAR UL 85.5 CARB	REGULAR UL 85.5 CARB
RF	REFORMER FEED
RH	REFORMATE HI RON
RL	REFORMATE LO RON
RN	FULL RANGE NAPHTHA
Sales (Gaso.)	Sales (Gaso.)
SH RUL 87 CARB ETOH 3.3-3	SH RUL 87 CARB ETOH 3.3-3
SH VPOWER 91 CARB ETOH 3.	SH VPOWER 91 CARB ETOH 3.
SN	HEAVY NAPHTHA
Sour Coker Naph	Sour Coker Naph
Sweet Fd.	Sweet Fd.
ULPCARBS	CARBOB PREMIUM SUMMER
ULPCARFW	CARBOB PREMIUM WINTER

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	UNF HVY NTA	Unfinished Heavy Naphtha
	UNFINISHED FULL RANGE NAPHTHA(119)	UNFINISHED FULL RANGE NAPHTHA(119)
	UNL SUMMER	UNLEADED GAS - SUMMER GRADE
	UNL WINTER	CARFG UNL GAS - WINTER W/ETHANOL
	UNLCARF	CARFG UNL GAS- 5.7% Eth Summer
	UNLCARFGS	CARFG UNL GAS-10% Eth Summer
	UNLCARFGW	CARFG UNL GAS-10% Eth WIN
	UNLCARFW	CARFG UNL GAS- 5.7% Eth WINTER
	UNTREATED HEAVY NAPHTHA	UNTREATED HEAVY NAPHTHA
	BD	LPG FROM DEPENTANIZER-Butane
	BG	LPG (BUTANE) GAS
	BR	LPG FROM REFORMER-Butane
	BU	LPG (BUTANE) LIQ
	MIXED PENTANE	MIXED PENTANE
	Mixed Pentanes	Mixed Pentanes
	MX PEN	MIXED PENTANES
	Natural Gas Liquid	Natural Gas Liquid
	NGL(904)	NGL(904)
	SUB-OCTANE ULR	ULR at Kinder Morgan
	SUB-OCTANE ULR (H9)	ULR at Kinder Morgan
	CBOB89.5	CBOB89.5
	MIX PEN	MIX PEN
	SUBOCTANE ULR	SUBOCTANE ULR
	SUBOCTANE ULR (H9)	SUBOCTANE ULR (H9)

Jet
	JET A	Jet A
	JP8	Jet A Military JP8
	JETICEADD	Jet A W/Icing Inhibitor
	JET A(120)	JET A(120)
	ATSCJET	JET AT ATSC
	KMJET	JET AT KINDER MORGAN
	PCAPJET	JET IN PCAP
	JET-A	JET-A
	JET-A W/ICING INHIBITOR	JET-A W/ICING INHIBITOR
	JAICE	JET-A W/ICING INHIBITOR
	1D	JP8
	JP-8	JP-8
	JP-8(925)	JP-8(925)
	Kerosene	Kerosene
	KD	KEROSENE DISTILLATE
	LOW SULFUR JP-8(123)	LOW SULFUR JP-8(123)
	PJ	PIPELINE JET
	KU	PURCHASED KD (TO UD)

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	PK	PURCHASED KEROSENE
	JA	REFINERY JET
	UNF KERO	UNFINISHED KEROSENE
	Unfinished Kerosene Distillate	Unfinished Kerosene Distillate
	UNFINISHED KEROSENE DISTILLATE(125)	UNFINISHED KEROSENE DISTILLATE(125)
	UNT KD	UNT KD
	PD / Kero	PD / Kero
	PD / Kero	PD / Kero
	PD / Kero	PD / Kero
	ATSCJET	JET AT ATSC
	KMJET	JET AT KINDER MORGAN
	PCAPJET	JET IN PCAP
	JAICE	JET-A W/ICING INHIBITOR
	1D	JP8
	KD	KEROSENE DISTILLATE
	PJ	PIPELINE JET
	KU	PURCHASED KD (TO UD)
	PK	PURCHASED KEROSENE
	JA	REFINERY JET

Propane/LPG
	C3Propa	Propane
	C3Propy	Propylene
	L.P.G.	L.P.G.
	LIQUID PETROLEUM GAS	LIQUID PETROLEUM GAS
	LPG	LIQUID PETROLEUM GAS
	PP/BB	PP/BB
	PR	PROPANE
	PROPANE	Non-Stenched Propane
	PROPANE	PROPANE
	C3Propa	C3Propa

Slop/Transmix
	CS	CRUDE UNIT SLOP
	HVYSLOP	HEAVY OIL SLOP
	KMTM	TRANS MIX AT KINDER MORGAN
	LTSLOP	LIGHT OIL SLOP
	Recon.	Recon.
	SC	SLOP OIL
	SE	EMULSION SLOP
	SL	LAKEWOOD SLOP
	SLOP	Slop Oil - Crude
	SLOP	Slop Oil - Crude

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	Slop Oil	Slop Oil
	Slop oil	Slop Oil
	Slop Oil- PSV relief	Slop Oil- PSV relief
	SLOP OIL(973)	SLOP OIL(973)
	TM	TRANS MIX
	TRANSMIX	TRANSMIX
	TRANSMIX (991)	TRANSMIX (991)
	MIX PROD	Mixed Product
	Slop oil	Slop oil
	ATSCTM	TRANS MIX AT ATSC
	Slop oil	Slop oil

Excluded Products
	CETANE	CETANE IMPROVER
	CI-0801 Cetane Improver	CI-0801 Cetane Improver
	Conductivity Improver	Conductivity Improver
	DYDIST	Unf Dyed Dist
	Gasoline Additive	Gasoline Additive
	GASOLINE COMPONENT	GASOLINE COMPONENT
	GC2000	GC-2000
	GC-2000(Carb Diesel Add.)	GC-2000(Carb Diesel Add.)
	GC-2000(Carb Diesel Add.)(976)	GC-2000(Carb Diesel Add.)(976)
	HYDROACID	Hydrochloric Acid
	HYDROCHLORIC ACID (31.45%	HYDROCHLORIC ACID (31.45%
	ICING INHIBITOR - ADDITIVE	ICING INHIBITOR - ADDITIVE
	INDULIN SA-L(988)	INDULIN SA-L(988)
	JC 747 Diesel Combustion Additive	JC 747 Diesel Combustion Additive
	JC747	JC747 Diesel Additive
	Lubricity Additive	Lubricity Additive
	MOLTEN SULFUR	MOLTEN SULFUR
	MOLTEN SULFUR	MOLTEN SULFUR
	Red Dye Additive	Red Dye Additive
	SHELL - Gasoline Additive	SHELL - Gasoline Additive
	Sodium Hydrosulfide, Solution	Sodium Hydrosulfide, Solution
	SODIUM NAPHTHENATE	SODIUM NAPHTHENATE
	SULFUR	Sulfur
	SULFUR	SULFUR
	SULFURIC ACID (93%)	SULFURIC ACID (93%)
	TALL OIL PITCH	Tall Oil Pitch
	ZINCSULPHATE	Cetane Improver
	CHEM-ACID HCL D40 Drum	Cetane Improver
	CHEM-ACID HCL- GA	CH69
	CHEM-AD HERE LOF	ACID HCL
	CHEM-ANIOX II	ADHERE

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CHEM-AOS	ANIOX II
CHEM-BENTONITE CLAY (SLURRY)	CHEM-AOS
CHEM-BUTONAL NS-198	BEN CLAY
CHEM-BUTONAL NX 1118	BUT NS-198
CHEM-BUTONAL NX 1138	BUTONAL NX 1118
CHEM-BUTONAL NX 4190	BUTONAL NX 1138
CHEM-C450	BUTONAL NX 4190
CHEM-C471	C450
CHEM-CALCIUM CHLORIDE	C471
CHEM-CAUSTIC	CAL CHLORIDE
CHEM-CAUSTIC SODA Beads PPG	CAUSTIC
CHEM-CORSAPAVE 197	CAUSTIC SODA
CHEM-DRESINATE TX	CHEM-CORSAPAVE 197
CHEM-DRESINATE XX	DRSNATE TX
CHEM-DUOMEEN TE-9	DRESNTE XX
CHEM-ELVAX RESIN 3185	TE-9
CHEM-EVOTHERM M1	ELVAX
CHEM-EXXONMOBIL ESCORENE	EVOTHERM M1
CHEM-GILSONITE	EXXONESCORENE
CHEM-HONEYWELL 7205	GILSONITE
CHEM-INDULIN AA27	CHEM-HONEYWELL 7205
CHEM-INDULIN AA75	CH35
CHEM-INDULIN AA-89	INDLN AA75
CHEM-INDULIN C	IND AA-89
CHEM-INDULIN JAK	INDULIN C
CHEM-INDULIN QTS	INDULIN JAK
CHEM-INDULIN SAL	INDULIN QTS
CHEM-INDULIN W-5	INDULIN SAL
CHEM-INDULIN XD-70	IND W-5
CHEM-INNOVALT N200	IND XD-70
CHEM-INNOVALT N400	INNOVALT-N200
CHEM-KRATON 1118	INNOVALT
CHEM-KRATON 1184/86	D1118
CHEM-KRATON D-1101	1184/86/AT
CHEM-KRATON D1192 ET	KRTN 1101
CHEM-KRATON MD0243 KT	CHEM-KRATON D1192 E
CHEM-LAB	CHEM-KRATON MD0243
CHEM-LATEX/UP 1158	LAB
CHEM-LATEX/UP 1159	CHEM-UP 1158
CHEM-METHOCEL 40-100	CHEM-UP 1159
CHEM-MORELIFE 5000	METHOCEL
CHEM-MQ3	MORELIFE 5000
CHEM-MQ4	MQ3
CHEM-MQK-IM	MQ4
CHEM-PAVEBOND/MORE	MQK

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

CHEM-PC 1688	PVB/AS
CHEM-PERAL 417	PC 1688
CHEM-POLYBILT 103/7840E	PERAL 417
CHEM-POLYBILT 152/721.1K	103/7840E
CHEM-POLYFON H	152/721.1K
CHEM-Polyphosphoric Acid	POLYFON H
CHEM-REDICOTE E-4819	CHEM-POLYPHOSPHORIC
CHEM-SASOBIT	REDIC 4819
CHEM-SHEREX AA27	SASOBIT
CHEM-SHEREX AA54-100	SHRX AA27
CHEM-SODIUM BICARBONATE	SHRX AA54
CHEM-SODIUM CHLORIDE	SOD BICARB
CHEM-SODIUM HYDROXIDE	SOD CHLOR
CHEM-Solprene 411	SODIUM HYDROXIDE
CHEM-SULFUR	S 411
CHEM-SYNETHIC RUBBER	CHEM-SULFUR
CHEM-TALL OIL	CHEM-SYNETHIC RUBBE
CHEM-TOPEIN CMA	TALL OIL
CHEM-TRI VIS L	CHEM-TOPEIN CMA
CHEM-TROYSAN 186	TRI VIS L
CHEM-UP-1935	TROYSAN186
CHEM-VINSOL BAGS	UP-1935
CHEM-VINSOL NVX	VINSOL BAGS
CHEM-VINSOL RESIN	VINSOL NVX
CHEM-ZINC SULPHATE	VINZOL
Sour Water	Sour Water
Nitrogen	Nitrogen
Ammonia (OOS)	Ammonia (OOS)
ETHBOB	Ethanol-RBOB
ETHANOL	Ethanol
ETHANOL - 100%	ETHANOL - 100%
ETHANOL (DENAT ALCOHOL)	ETHANOL (DENAT ALCOHOL)
ETHANOL COMPONENT	ETHANOL COMPONENT
DE	DEETHANIZER OFF GAS
DG	DEPENT GAS
FG	DHDS FRAC OFF GAS
FT	FLASH TWR OG
GG	#3 GHDS OFF GAS
PG	PLANT GAS
RG	REFORMER STAB OFF GAS
FL	DHDS FRAC OH LIQ
LU	LUBE OIL
1C	#1 CRUDE HTR FG
1V	#1 VACUUM HEATER FG
2C	#2 CRUDE HTR FG

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

2V	#2 VACUUM HTR FG
AB	AB PLANT HTRS FG
BF	BOILER FUEL GAS
C1Meth	Methane
C2Etha	Ethane
C2Ethy	Ethylene
CL	NAT GAS TO C-120
CO	Carbon Monoxide
CO2	Carbon Dioxide
DI	DIST HDS HTR FG
DR	DEPENT REB FG
FA	FLARE GAS
FH	FLASH TWR HTR FG
GF	GAS OIL HDS HTR
H2Hyd	Hydrogen
H2S	Hydrogen Sulfide
IN	INCIN H 401 FG
N2	Nitrogen
O2	Oxygen
RE	REFORM HTR FG
SF	SCOT FUEL GAS
OW	OILY WATER
SW	STORM WATER
H2	WATER (H2O)
FGAS	FUEL GAS BURNED
NG	NATURAL GAS (CITY)
7BOILER	STEAM FROM #7 BOILER
8BOILER	STEAM FROM #8 BOILER
9BOILER	STEAM FROM #9 BOILER
ABPLANT	STEAM TO AB PLANT
ABWHB	STEAM FROM AB WHB
BSRX	STEAM TO BS RX
BSSGB	STEAM TO BS SGB
COGEN	STEAM FROM COGEN
COGENDEAERATOR	STEAM TO COGEN DEAERATOR
DEAERATOR	STEAM TO DEAERATOR
DIPAREB	STM TO DIPA REB
FLARE	STEAM TO FLARE
GHDSWHB	STEAM FROM GHDSWHB
ISOMRX	STEAM TO ISOM RX
JETS	STEAM TO JETS
NSREBOILER	STEAM TO NS REBOILER
REFDEAERATOR	STEAM TO REF DEAERATOR
REFWHB	STEAM FROM WHB
RSREBOILER	STEAM TO RS REBOILER

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

SRUWHB	STEAM FROM SRU WHB
STABREBOILER	STEAM TO STAB REBOILER
STABSTRIP	STEAM TO STAB SIDE STRM
TANKFARM	STEAM TO TANK FARM
W208	STEAM TO W208
W301	STEAM TO W301
W302	STEAM TO W302
W304	STEAM TO W304
W601	STEAM TO W601
W602B	STEAM TO W602B
W602C	STEAM TO W602C
W602D	STEAM TO W602D
W605	STEAM TO W605
W802	STEAM TO W802
W803	STEAM TO W803
W804	STEAM TO W804
HYDRO	STEAM TO HYDROPROCESSING

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule Q
Form of Trade Sheet

TRADE SHEET TEMPLATES

FOR PRODUCTS
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product / Description:	[Gasoline / Conventional Regular Gasoline Blendstock (CBOB) for blending with 10% denatured fuel ethanol]
Grade / Type:	[A#]
Grade Description:	[Meeting pipeline specifications for the relevant grade]
Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms (USD/GAL):
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco Products '86]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

FOR CRUDE STANDARD TRADES
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]

FOR CRUDE EXCHANGE
Trade Date (Month/Day/Year):	[mm/dd/yyyy]
Ticket #:	[#]	Version:	[#]
Broker (Full Legal Name):
Contact:	[Contact's Name]	Phone #:	[XXX-XXX-XXXX]
Rate:
Evergreen:	[Yes/No]	Cancellation Provisions:	[Buyer to Cancel 30 calendar days prior to delivery month]
Credit Terms:	[Describe specific terms as applicable]
PART A
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Seller's Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]
PART B
Buyer (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Seller (Full Legal Name):
Contact:	[Trader's Name]	Phone #:	[XXX-XXX-XXXX]
Quantity:	[X,XXX.XX]	Unit/Conversion:	[Barrels/Day]
Product Description:	[Crude]
Grade/Type:	[WTI / Light Sweet Type (Common Stream Quality) Crude Oil]
Grade Description:
[Common Stream: Crude Oil moved through pipeline/pipeline facilities which has commingled or intermixed with crudes of like quality and characteristics as may be determined by the carrier based on quality assays]

Incoterms:	[FOB]
Delivery Location:	[Location, City, State]
Shipping Method:	[Pipeline]
Shipping Method Name:	[Pipeline X]
Delivery Period/Cycle:	[From and including mm/dd/yyyy to and including mm/dd/yyyy (if applicable); C# (if applicable)]
Tolerance/Option:	[10]% at [Buyer's Option/Sellers Option/Operational Tolerance]
Pricing Terms:
[Spot price or full description of pricing source/formula (pricing units must be specified e.g. USD/BBL or USD/GAL), and the pricing dates and decimal place rounding of each price source should be specified]

EFP Price:	[Product]	[Futures Contract]
Pre-payment Terms:	[if applicable, specify price/source, pricing date(s), and settlement date(s)
Payment Terms:	[# business days after BOL date]
GT&C:	[Conoco '93 GT&Cs with STUSCO 2009 Amends]
GT&C Negotiated Amends:	[To be specified if not covered by GT&C]
Risk of Loss:	[To be specified if not covered by GT&C]
Quantity Determination:	[To be specified if not covered by GT&C]
Quality Determination:	[To be specified if not covered by GT&C]
Importer of Record:	[Buyer/Seller]
Detailed Specifications: (add more rows as necessary)	Property/Test	Min (units)	Max (units)	Price Adj & Units / Rejection
	[Sulfur] / [D####]	[X.XX%]	[X.XX%]	[USD X.XX per X%]
Ancillaries: (add more rows as necessary)	Cost Details	For the Account of:
		Buyer	Seller	Other
	[Freight]	[USD X.XX per unit]
Comments:	[Comments should be entered for any item not captured in the sections above]
Schedule Q-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule R
FORM OF STEP-OUT INVENTORY SALES AGREEMENT
THIS STEP-OUT INVENTORY SALES AGREEMENT (this “Agreement”), is made and entered into as of [ ], by and between J. Aron & Company (“Seller”) and Alon Supply, Inc. (the “Buyer”) (each referred to individually as a “Party” and collectively, the “Parties”).
RECITALS
A.The Buyer has entered into the Tolling Agreement (as defined below) with Paramount Petroleum Corporation (“PPC”), pursuant to which the Buyer has the exclusive right, through services provided by PPC, to refine, process and store crude oil and refined petroleum products at the refining, processing and terminalling units owned and operated by PPC and located in Paramount, California, Long Beach, California, Lakewood, California and Bakersfield, California, together with other real and personal property related thereto (collectively, the “Refinery”).
B.    The Parties have entered into the Inventory Sales Agreement pursuant to which Seller procured all of Buyer’s then current Crude and Product Inventory in order to meet its obligations under the Supply and Offtake Agreement (as defined below).
C.    At the Termination Date (as defined below), Seller desires to sell and Buyer desires to purchase, all of Seller’s crude oil, and feedstocks and products inventory held in the Transfer Locations (as defined below).
D.    Seller and Buyer desire to enter into this Agreement to set forth their agreements regarding the protocols to be used for measuring the quantity and quality of the Crude and Product Inventory and to establish the prices to be paid for such Crude and Product Inventory.
AGREEMENTS
NOW, THEREFORE, in consideration of the foregoing premises, the mutual promises and covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, subject to the terms and conditions hereinafter set forth, agree as follows:
SECTION 1: DEFINITIONS
1.1    Definitions. The following terms shall have the following meanings for the purposes of this Agreement:
“Affiliate” has the meaning specified in the Supply and Offtake Agreement.
“Agreement” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Barrel” means 42 United States standard gallons at 60 degrees Fahrenheit.

Schedule R-1

“BS&W” means basic sediment and water.
“Business Day” has the meaning specified in the Supply and Offtake Agreement.
“Buyer” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Commencement Date” has the meaning specified in the Supply and Offtake Agreement.
“Crude and Product Inventory” means all crude oil, feedstocks and products of the types listed on Schedule P of the Supply and Offtake Agreement that are held in the Transfer Locations as of the Inventory Transfer Time.
“Definitive Termination Date Value” means the price of the Crude and Product Inventory, assuming that the Crude and Product Inventory was determined as of the Inventory Transfer Time, as more particularly set forth and determined in accordance with the procedures described in Article 3 of this Agreement.
“Deferred Portion” has the meaning specified in the Inventory Sales Agreement between the Parties, dated as of the Commencement Date.
“Estimated Termination Date Value” has the meaning set forth in Section 4.1.
“Gallon” means one standard United States gallon at 60 degrees Fahrenheit.
“Independent Inspection Company” has the meaning specified in the Supply and Offtake Agreement.
“Inventory Report” has the meaning set forth in Section 3.3 of this Agreement.
“Inventory Transfer Time” means 11:59:59 p.m., PST, on the Termination Date.
“Parties” and “Party” have the meanings set forth in the introductory paragraph immediately preceding the Recitals.
“Price Adjustment” has the meaning set forth in Section 4.4 of this Agreement.
“Pricing Benchmark” has the meaning specified in the Supply and Offtake Agreement.
“Projected Inventory” has the meaning set forth in Section 4.1(a) of this Agreement.
“PST” means the prevailing time in the Pacific time zone.
“Refinery” has the meaning set forth in Recital A of this Agreement.
“Sales Statement” has the meaning set forth in Section 4.3 of this Agreement.

Schedule R-2

“Seller” has the meaning set forth in the introductory paragraph immediately preceding the Recitals.
“Step-out Prices” means, with respect to the different components of the Crude and Product Inventory, the applicable pricing index, formula or benchmark included under the category of Step-out Prices set forth on Schedule B of the Supply and Offtake Agreement.
“Supply and Offtake Agreement” means the Amended and Restated Supply and Offtake Agreement by and between Buyer and Seller, dated as of [ ], 2015 as from time to time amended, modified and/or restated.
“Termination Date” means the date on which the Supply and Offtake Agreement terminates.
“Transfer Locations” means the Crude Storage Facilities and the Product Storage Facilities (as each is defined in the Supply and Offtake Agreement) as of the Termination Date.
All capitalized terms used, but that are not otherwise defined, in the body of this Agreement shall have the meanings ascribed to such terms in the Supply and Offtake Agreement.
SECTION 2:     ASSIGNMENT AND CONVEYANCE
2.1    Assignment and Conveyance. Effective upon the Inventory Transfer Time, Seller shall assign, transfer and deliver unto the Buyer, its successors and assigns forever, all of the Seller’s right, title, and interest in and to all of the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, to have and to hold, all of the Seller’s right, title, and interest in and to the Crude and Product Inventory, together with all of the rights and appurtenances thereto in anywise belonging, unto the Buyer and its successors and assigns forever. The Seller, for itself, its successors and assigns, covenants and agrees to warrant and forever defend good title to the Crude and Product Inventory, free and clear of all liens, claims and encumbrances of any nature, against the claims of all parties claiming the same by, through, or under Seller, but not otherwise.
2.2    Warranties and Representations of Conveying Party; Disclaimer of Warranties. EXCEPT FOR THE FOREGOING LIMITED SPECIAL WARRANTY OF TITLE, EACH CONVEYANCE OF CRUDE AND PRODUCT INVENTORY IS MADE AND ACCEPTED WITHOUT ANY WARRANTY OR REPRESENTATION WHATSOEVER, EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, REGARDING THE CRUDE AND PRODUCT INVENTORY INCLUDING, WITHOUT LIMITATION, ANY WARRANTY AS TO THE CONDITION OR MERCHANTABILITY OF SUCH COMMODITY OR FITNESS OF ANY SUCH COMMODITY FOR A PARTICULAR PURPOSE, ALL OF WHICH ARE HEREBY DISCLAIMED. THE BUYER SHALL ACCEPT ALL OF THE CRUDE AND PRODUCT INVENTORY IN ITS “AS IS, WHERE IS” CONDITION AND “WITH ALL FAULTS.”
SECTION 3:     DETERMINATION OF INVENTORY
3.1    Inspection. The Independent Inspection Company shall determine and report the quantity and quality of Crude and Product Inventory at the Storage Facilities, except as described

Schedule R-3

in Section 3.2.2 below. Promptly upon appointment of the Independent Inspection Company, Seller shall provide Buyer and the Independent Inspection Company with all information relating to the Crude and Product Inventory, including tank and product types and select a date mutually acceptable to the Parties but in any event no later than ten (10) Business Days prior to the Termination Date, for the Independent Inspection Company to commence preparing to survey the physical inventory. The Parties shall agree on and communicate to the Independent Inspection Company those Included Locations that the Independent Inspection Company shall survey and the scope of such survey. The cost of the Independent Inspection Company is to be shared equally by Buyer and Seller.
3.2    Physical Inventory.
3.2.1    The Independent Inspection Company shall conduct a survey at the Storage Facilities of the physical inventory at the Included Locations specified by the Parties pursuant to Section 3.1 above at and as of the Inventory Transfer Time, and shall conduct such physical inventory survey pursuant to its customary procedures and in accordance with the latest ASTM standards and principles then in effect, provided that the Independent Inspection Company shall be instructed by the Parties to maximize, to the extent reasonably practicable, the extent to which tank measurements are conducted on a static tank basis. Each of Buyer and Seller shall have the right to witness or appoint a representative to witness on its behalf, the survey of the physical inventory conducted by the Independent Inspection Company.
3.2.2    With respect to (a) volumes located at any Included Third Party Storage Tanks, the physical inventory shall be determined by the operating company at that location based on its normal month-end inventory determination procedures (b) volumes located at any third party Included Crude Pipelines or third party Included Product Pipelines, the physical inventory shall equal the volume transferred from Seller to Buyer by in-line transfer as specified in the joint transfer instruction provided by the Parties to such pipeline and (c) volumes located in any Crude Storage Tanks, Product Storage Tanks, Company-owned Included Crude Pipelines or Company-owned Included Product Pipelines that were excluded from the Independent Inspection Company’s survey, the physical inventory shall be determined by the Parties using procedures agreed upon by the Parties, provided that nothing in this clause (c) shall preclude the Parties from using the Independent Inspection Company as a part of such procedures.
3.3    Disputes. Either Party or their respective representatives present at the survey of the physical inventory conducted by the Independent Inspection Company at the Inventory Transfer Time may question or dispute the calculations and/or laboratory results of the Independent Inspection Company. Any questions or disputes relating to the quantity and the qualitative laboratory results of the entire physical inventory shall be resolved by the Independent Inspection Company within three (3) Business Days after the receipt of the Independent Inspection Company quantity and quality report and the resolution by the Independent Inspector Company shall be final and binding on both Parties absent fraud or manifest error. At the end of such period and following resolution of all quantity and quality disputes, the agreed quantity and quality entries shall be recorded in the physical inventory report (the “Inventory Report”) and will become the official quantity and quality measurements of the Crude and Product Inventory as of the Inventory Transfer Time. Such recorded quantity shall be adjusted for BS&W and temperature corrected to 60 degrees Fahrenheit and the

Schedule R-4

volume contained in the Transfer Locations shall be the “Definitive Termination Date Volume” for purposes of this Agreement.
3.4    Inventory Report. Within three (3) Business Days after the Inventory Transfer Time, the Independent Inspection Company shall provide the Parties with the Inventory Report.
SECTION 4:     PAYMENT AND PRICING
4.1    Delivery of Estimated Termination Date Value.

(a)
No later than three (3) Business Days prior to the Termination Date, Buyer shall deliver to Seller a notice containing an estimate of the Crude and Product Inventory it projects will be available at the Inventory Transfer Time (the “Projected Inventory”).

(b)
Based on the Projected Inventory and such data as is then reasonably available and using the applicable Pricing Benchmarks, Seller shall provide Buyer with a reasonable, good faith estimate of the purchase value for the Crude and Product Inventory (the “Estimated Termination Date Value”) available at the Inventory Transfer Time. The supporting calculations used to determine the Estimated Termination Date Value shall also be delivered to Buyer.

4.2    Payment on the Termination Date. The Estimated Termination Date Value shall be incorporated into Seller’s payment to Buyer to be made under Section 19.2(b) of the Supply and Offtake Agreement.
4.3    Crude and Product Inventory Sales Statement. Promptly after the Termination Date, Seller shall calculate the Definitive Termination Date Value using the data regarding the Crude and Product Inventory provided in the Inventory Report and deliver to Buyer a statement including such calculated price (the “Sales Statement”), provided that Seller has obtained the appropriate information for such calculation. Seller shall use the relevant Step-out Prices to price the various quantities set forth in the Inventory Report and the Sales Statement shall include all supporting calculations and documentation used to determine the Definitive Termination Date Value; provided that, for Crude Oil or each Product Category, the applicable Step-Out Price indicated under the section “Table 1: Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied first to the portion of such quantity up to the relevant Baseline Volume and the applicable Step-Out Price indicated under the section “Table 2: Volume in excess of Baseline Volume” on Schedule B to the Supply and Offtake Agreement shall be applied to any portion of such quantity in excess or below the relevant Baseline Volume.
4.3.1    Unless Buyer gives notice to Seller on or before the first (1st) Business Day after Buyer’s receipt of the Sales Statement that Buyer disputes the Definitive Termination Date Value specified in the Sales Statement, the Definitive Termination Date Value shall be as specified in the Sales Statement. If Buyer gives timely notice to Seller that it disputes the Definitive Termination Date Value specified in the Sales Statement, the Parties shall consult in good faith and

Schedule R-5

use all reasonable efforts to agree upon the calculation of the Definitive Termination Date Value. If the Parties have not agreed on the Definitive Termination Date Value within one (1) Business Day after Seller’s receipt of Buyer’s dispute notice, either Party shall have the right to submit such matters as remain in dispute to a single accounting firm as the Parties shall mutually agree, for final resolution, which resolution shall be binding upon the Parties, and judgment upon which may be entered in any court having jurisdiction over the Party against which such determination is sought to be enforced; provided, however, that the Definitive Termination Date Volume, as provided in the Inventory Report prepared by the Independent Inspection Company, shall not be subject to further review or dispute. The accounting firm’s determination shall be in the form of a written opinion as is appropriate under the circumstances and shall confirm that the Definitive Termination Date Volume was rendered in accordance with this Section 4.3. The fees and expenses of such accounting firm for its services in resolving such dispute shall be borne equally by the Parties.
4.4    Crude and Product Inventory Sales Price Adjustment. Upon final determination of the Definitive Termination Date Value pursuant to Section 4.3, such amount shall be incorporated into the payment made under Section 19.2(c) of the Supply and Offtake Agreement.
4.5    Deferred Portion. Upon the Termination Date, Seller shall pay to Buyer the Deferred Portion, irrespective of whether Seller makes any payments to pursuant to Section 4.4 above.
4.6    Taxes.
4.6.1    (a) Buyer shall pay and indemnify and hold Seller harmless against, the amount of all sales, use, gross receipts, value added, severance, ad valorem, excise, property, spill, environmental, transaction-based, or similar taxes, duties and fees, howsoever designated regardless of the taxing authority, and all penalties and interest thereon (each, a “Tax” and collectively, “Taxes”), paid, owing, asserted against, or incurred by Seller directly or indirectly with respect to the Crude Oil procured and sold, and the Products purchased and resold, and other transactions contemplated hereunder to the greatest extent permitted by applicable law; in the event that Buyer is not permitted to pay such Taxes, the amount due hereunder shall be adjusted such that Buyer shall bear the economic burden of the Taxes. Buyer shall pay when due such Taxes unless there is an applicable exemption from such Tax, with written confirmation of such Tax exemption to be contemporaneously provided to Seller. To the extent Seller is required by law to collect such Taxes, one hundred percent (100%) of such Taxes shall be added to invoices as separately stated charges and paid in full by Buyer in accordance with this Agreement, unless Buyer is exempt from such Taxes and furnishes Seller with a certificate of exemption; provided, however, that (i) the failure of Seller to separately state or collect Taxes from Buyer shall not alter the liability of Buyer for Taxes and (ii) Seller shall only be liable for Taxes if and to the extent that Taxes have been separately stated and collected from Buyer. Seller shall be responsible for all taxes imposed on Seller’s net income.
(b)    As provided in the Supply and Offtake Agreement, in addition to paragraph (a), Buyer shall complete and file all necessary property tax returns on Seller’s behalf with respect to Crude Oil and Products, regardless of whether property tax laws place the obligation to do so on Seller or Buyer, disclose Seller’s ownership interest therein, and pay such amounts as due. Provided that Buyer pays (or indemnifies Seller for) all property taxes, Buyer shall have the first

Schedule R-6

right to claim income tax credits for such property taxes paid and shall be solely responsible for the extent to which such credits are available to or realized by Buyer.
4.6.2    If Buyer disagrees with Seller’s determination that any Tax is due with respect to transactions under this Agreement, Buyer shall have the right to seek an administrative determination from the applicable taxing authority, or, alternatively, Buyer shall have the right to contest any asserted claim for such Taxes in its own name, subject to its agreeing to indemnify Seller for the entire amount of such contested Tax should such Tax be deemed applicable. Seller agrees to reasonably cooperate with Buyer, at Buyer’s cost and expense, in the event Buyer determines to contest any such Taxes.
4.6.3    (a) Buyer and Seller shall promptly inform each other in writing of any assertion by a taxing authority of additional liability for Taxes in respect of said transactions. Any legal proceedings or any other action against Seller with respect to such asserted liability shall be under Seller’s direction but Buyer shall be consulted. Any legal proceedings or any other action against Buyer with respect to such asserted liability shall be under Buyer’s direction but Seller shall be consulted. In any event, Buyer and Seller shall fully cooperate with each other as to the asserted liability. Each Party shall bear all the reasonable costs of any action undertaken by the other at the Party’s request.
(b)    In addition to paragraph (a) and other information sharing requirements applicable to Seller and Buyer, Seller and Buyer shall seasonably exchange and share information with each other as necessary to properly report, defend, challenge, and pay Taxes (including but not limited to sales taxes and fuel taxes), including information that supports and demonstrates total sales and sales that are exempt from Tax.
4.6.4    Any other provision of this Agreement to the contrary notwithstanding, this Section 4.6 shall survive until ninety (90) days after the expiration of the statute of limitations for the assessment, collection, and levy of any Tax.
SECTION 5:     MISCELLANEOUS
5.1    Assignment. This Agreement shall inure to the benefit of and be binding upon the Parties hereto, their respective successors and permitted assigns.

(a)
Buyer shall not assign this Agreement or its rights or interests hereunder in whole or in part, or delegate its obligations hereunder in whole or in part, without the express written consent of the Seller. Seller may, without the Buyer’s consent, assign and delegate all of the Buyer’s rights and obligations hereunder to (i) any Affiliate of the Seller, provided that the obligations of such Affiliate hereunder are guaranteed by The Goldman Sachs Group, Inc. or (ii) any non-Affiliate Person that succeeds to all or substantially all of its assets and business and assumes the Seller’s obligations hereunder, whether by contract, operation of law or otherwise, provided that the creditworthiness of such successor entity is equal or superior to the

Schedule R-7

creditworthiness of the Seller immediately prior to such assignment. Any other assignment by the Seller shall require the Buyer’s consent.

(b)
Any attempted assignment in violation of this Section 5 shall be null and void ab initio and the non-assigning Party shall have the right, without prejudice to any other rights or remedies it may have hereunder or otherwise, to terminate this Agreement effective immediately upon notice to the Party attempting such assignment.

5.2    Termination. If an Event of Default has occurred and is continuing under the Supply and Offtake Agreement, then Seller (if Buyer is the Defaulting Party thereunder) or Buyer (if Seller is the Defaulting Party thereunder) shall have the right, immediately and at any time(s) thereafter, to terminate this Agreement and to exercise any rights and remedies provided for under or in connection with the Supply and Offtake Agreement or any other agreement to which Seller and Buyer are parties, or at law or equity.
5.3    Notices. All invoices, notices, requests and other communications given pursuant to this Agreement shall be in writing and sent by email or nationally recognized overnight courier. A notice shall be deemed to have been received when transmitted by email to the other Party’s email address set forth in Schedule M of the Supply and Offtake Agreement, or on the following Business Day if sent by nationally recognized overnight courier to the other Party’s address set forth in Schedule M of the Supply and Offtake Agreement and to the attention of the person or department indicated. A Party may change its address or email address by giving written notice in accordance with this Section, which is effective upon receipt.
5.4    Severability. In the event any portion of this Agreement shall be found by a court of competent jurisdiction to be unenforceable, that portion of this Agreement will be null and void and the remainder of this Agreement will be binding on the Parties as if the unenforceable provisions had never been contained herein.
5.5    Waiver; Limitation of Liability.
5.5.5    The delay or failure of any Party to enforce any of its rights under this Agreement arising from any default or breach by the other Party shall not constitute a waiver of any such default, breach, or any of the Party’s rights relating thereto. No custom or practice which may arise between the Parties in the course of operating under this Agreement will be construed to waive any Parties’ rights to either ensure the other Party’s strict performance with the terms and conditions of this Agreement, or to exercise any rights granted to it as a result of any breach or default under this Agreement. Neither Party shall be deemed to have waived any right conferred by this Agreement or under any applicable law unless such waiver is set forth in a written document signed by the Party to be bound, and delivered to the other Party. No express waiver by either Party of any breach or default by the other Party shall be construed as a waiver of any future breaches or defaults by such other Party.
5.5.6    IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL

Schedule R-8

DAMAGES, INCLUDING LOST PROFITS, ARISING UNDER THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
5.6    Entire Agreement; Amendment. The terms of this Agreement, together with the Exhibits hereto constitute the entire agreement between the Parties with respect to the matters set forth in this Agreement, and no representations or warranties shall be implied or provisions added in the absence of a written agreement to such effect between the Parties. This Agreement shall not be modified or changed except by written instrument executed by the Parties’ duly authorized representatives.
5.7    Choice of Law; Dispute Resolution.
5.7.1    This Agreement shall be governed by, construed and enforced under the laws of the State of New York without giving effect to its conflicts of laws principles that would require the application of the laws of another state.
5.7.2    All controversies or disputes arising out of and related to this Agreement shall be resolved in accordance with the dispute resolution procedures set forth in the Supply and Offtake Agreement.
5.8    Counterparts. This Agreement may be executed by the Parties in separate counterparts and initially delivered by facsimile transmission or otherwise, with original signature pages to follow, and all such counterparts shall together constitute one and the same instrument.
5.9    Further Assurances. Both Seller and Buyer agree to execute and deliver, from time to time, such other and additional instruments, notices, transfer orders and other documents, and to do all such other and further acts and things as may be necessary to more fully and effectively transfer and assign the Crude and Product Inventory to Buyer.
5.10    Third Party Consents. The assignment and conveyance set forth in this Agreement shall not constitute an assignment or transfer of any of the Crude and Product Inventory if an attempted assignment thereof without the prior consent of a third party would result in a termination thereof, unless and until such consent shall have been obtained, at which time such asset(s) shall be and is hereby deemed to be transferred and assigned to Buyer in accordance herewith.
5.11    Jurisdiction; Consent to Service of Process; Waiver. Each of the Parties hereto agrees, subject to Section 5.7, that they each hereby irrevocably submits to the exclusive jurisdiction of any federal or state court of competent jurisdiction situated in the City of New York, (without recourse to arbitration unless both Parties agree in writing), and to service of process by certified mail, delivered to the Party at the address indicated in Schedule M of the Supply and Offtake Agreement. Each Party hereby irrevocably waives, to the fullest extent permitted by Applicable Law, any objection to personal jurisdiction, whether on grounds of venue, residence or domicile. Each of the Parties hereto knowingly and intentionally, irrevocably and unconditionally waives trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein.

Schedule R-9

[Remainder of this page intentionally left blank]

Schedule R-10

IN WITNESS WHEREOF, each Party hereto has caused this Agreement to be executed by its duly authorized representative as of the date first above written.

J. ARON & COMPANY

By:
Name:
Title:
ALON SUPPLY, INC.
By:
Name:
Title:

Schedule R-11

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule S

	A	B	C	D	E	F	G	H	I	J	K	L	P
1	Paramount Petroleum, Corp.
2	Final Refinery Yield
3	October 2011
4		Production
5		Prod Code	Product Description	Beg Inv Bbls	MTD Receipts	MTD Shipments	MTD Production	End Inv Bbls	Production BPD	% Prod	Production YTD BPD	% Prod
6
7	g	201	CARBOB-R	37,312	—	126,139	140,027	51,200	4,517	11.09%	3,244	13.78%	—
8		206	CARBOB-P	5,173	—	—	(917)	4,256	(30)	-0.07%	(105)	-0.44%	—
9		200	CARFG-P	—	—	15,195	15,195	—	490	1.20%	175	0.74%	—
10	g	203	CARFG-R	—	—	133,175	133,175	—	4,296	10.54%	1,555	6.61%	—
11	g	228	Alkyalate	—	—	—	—	—	—	0.00%	(182)	-0.77%	—
12	g	106	Iso Butane	902	—	7,517	8,351	1,736	269	0.66%	91	0.39%	—
13	g	110	Iso Octane	19,317	35,509	—	(28,873)	25,953	(931)	-2.29%	(95)	-0.40%	—
14	g	115	Pentane	1,036	—	11,592	15,874	5,318	512	1.26%	196	0.83%	—
15		118	Ethanol	4,372	16,994	1,126	(14,917)	5,323	(481)	-1.18%	(49)	-0.21%	—
16	g	244	Reformate Hi Ron	69,133	—	—	14,203	83,336	458	1.12%	268	1.14%	—
17	l	551	Light Naptha	10,279	11,532	11,532	1,090	11,369	35	0.09%	28	0.12%	—
18			Total Gasoline:	147,524	64,035	306,276	283,208	188,492	9,136	22.42%	5,127	21.66%	—
19
20	d	314	Jet “A”	31,140	—	39,851	10,814	2,103	349	0.86%	1,060	4.50%	—
21	d	346	JP8	—	—	14,806	14,806	—	478	1.17%	368	1.56%	—
22	6	353	Jet “A” w/icing	—	—	—	—	—	—	0.00%	—	0.00%	—
23	d	420	Ultra Low Sulfur CARB Diesel	18,113	534	137,213	168,636	50,069	5,440	13.35%	2,877	12.22%	—
24	d	421	Ultra Low Sulfur CARB Diesel Dyed	—	—	39,237	39,237	—	1,266	3.11%	641	2.72%	—
25	d	443	F76 Naval Diesel	—	—	—	—	—	—	0.00%	—	0.00%	—
26	d	480	Ultra Low Sulfur EPA Diesel	33,785	—	239,669	275,387	69,503	8,883	21.81%	3,284	13.95%	—
27	d	412	Cetane Additive	302	257	—	(273)	286	(9)	-0.02%	(6)	-0.03%	—
28	d	411	GC2000	31	—	—	12	43	0	0.00%	(1)	-0.01%	—
29			Total Distillate:	83,371	790	470,776	508,618	122,003	16,407	40.27%	8,222	34.93%	—
30
31	l	550	SR Naphtha	—	—	—	—	—	—	0.00%	—	0.00%	—
32	l	554	Full Range Naphtha	34,117	—	—	(14,464)	19,653	(467)	-1.15%	(295)	-1.25%	—
33	l	558	Desulfurized Naphtha	20,361	—	—	(2,996)	17,365	(97)	-0.24%	40	0.17%	—
34	l	442	Kerosene	16,971	—	—	1,561	18,532	50	0.12%	59	0.25%	—
35	l	439	Untreated Diesel	39,725	30,197	(42,369)	27,553	(1,367)	-3.35%		(275)	-1.17%	—
36	l	492	Untreated Diesel Dyed	—	—	—	—	—	—	0.00%	—	0.00%	—
37			Total Light Unfinished:	111,174	30,197	—	(58,268)	83,103	(1,880)	-4.61%	(470)	89.65%	—
38
39	a	10000	Asphalt	—	—	—	409,502	—	13,210	32.42%	7,145	30.35%	—
40			Total Heavy Oil:	—	—	—	409,502	—	13,210	32.42%	7,145	30.35%	—
41
42	h	466	HSVGO	323,947	0	59,481	29,216	293,682	942	2.31%	1,635	6.94%	—
43	h	463	LSVGO	85,265	—	—	(54,160)	31,105	(1,747)	-4.29%	277	1.18%	—
44	h	318	Unconverted Gas Oil	9,367	—	23,237	26,990	13,120	871	2.14%	274	1.16%	—

Schedule S – 1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

45	h	555	Slop	49,723	—	—	(8,541)	41,182	(276)	-0.68%	105	0.44%	—
46	h	553	Fuel Oil	3,736	—	21,491	20,782	3,027	670	1.65%	91	0.39%	—
47	h	552	VTB To Fuel	—	—	10,759	10,759	—	347	0.85%	90	0.38%	—
48			Total Heavy Unfinished:	472,038	0	114,969	25,046	382,115	808	1.98%	2,471	10.50%	—
49
50		12	Hydrogen	—	—	—	—	—	—	0.00%	—	0.00%
51	l	440	Transmix	—	—	—	—	—	—	0.00%	1	0.00%	—
52	o	108	LPG	5,451	—	51,009	51,467	5,909	1,660	4.08%	741	3.15%	—
53		112	Propane	705	—	5,930	5,727	502	185	0.45%	40	0.17%
54	o	306	Sulfur	841	—	3,131	3,050	760	98	0.24%	52	0.22%	—
55		ˆ493	Cutterstock	—	—	—	—	—	—	0.00%	—	0.00%	—
56			Total Other:	6,997	—	60,070	60,244	7,171	1,943	4.77%	834	3.54%	—
57
58			Subtotal:	821,104	95,023	952,091	1,228,350	782,883	39,624	97.26%	23,329	190.64%	—
59
60
61		9991	Vaporized LPG				1,380
62		9992	Vaporized Other Gases
63		9999	Plant Gain/Loss				34,593		1,116	2.74%	209	0.89%
64			Total:				1,264,323		40,740	100%	23,537	192%
65
66
67		Raw Material Input

Schedule S – 2

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

	A	B	C	D	E	F	G	H	I	J	K	L	P	Q	R
4		Production
5		Prod Code	Product Description	Beg Inv Bbls	MTD Receipts	MTD Shipments	MTD Production	End Inv Bbls	Production BPD	% Prod	Production YTD BPD	% Prod
6
68		Prod	Product	Beg Inv	MTD	Adj/	MTD	End Inv	Input	%	Input	%
69		Code	Description	Bbls	Receipts	Regrades	Input	Bbls	BPD	Input	YTD BPD	Input		PPC	Glencore
70		8520	ANS	—	—		—	—	—	0.00%	94	0.40%	—	—	—
71		8523	Line 63	51,073	29,839	—	29,882	51,030	964	2.36%	707	3.05%	—	—	51,030
72		8524	Chevron Crudes	75,051	315,876	—	348,102	42,825	11,229	27.53%	5,092	21.95%	—	—	42,825
73		8532	Cold Lake	43,165	343,303	—	331,039	55,429	10,679	26.18%	4,046	17.44%	—	—	55,429
74		8526	Montebello	—	—	—	—	—	—	0.00%	600	2.59%	—	—	—
75		8525	Seal Beach	—	—	—	—	—	—	0.00%	1,749	7.54%	—	—	—
76		8521	San Joaquin	—	—	—	—	—	—	0.00%	58	0.25%	—	—	—
77		8508	Oriente	24,732	258,217	—	219,509	63,441	7,081	17.36%	3,935	16.97%	—	—	63,441
78		8539	Oman	—	—	—	—	—	—	0.00%	586	2.53%	—		—
79		8541	ESPO	95,426	22,886	—	118,312	—	3,817	9.36%	1,588	6.85%	—		—
80		8540	Polvo	—	—	—	—	—	—	0.00%	600	2.59%			—
81		8537	LA Basin	—	1,457	—	1,457	—	47	0.12%	179	0.77%	—	—	—
82		8509	Wilmington/THUMS	25,764	—	—	(1,809)	27,573	(58)	-0.14%	135	0.58%	—	—	27,573
83		8527	Napo	—	—	—	—	—	—	0.00%	—	0.00%	—		—
84		8531	Basrah	—	275,744	—	191,748	83,996	6,185	15.17%	2,070	8.93%	—	—	83,996
85		8590	Crude Slop	—	—	—	—	—	—	0.00%	—	0.00%	—		—
86			Total Crude:	315,211	1,247,322	—	1,238,239	324,294	39,943	97.94%	21,440	92.44%	—	—	324,294
87
88		440	Transmix	—	6,946	—	6,946	—	224	0.55%	135	0.58%	—
89		ˆ228	Alkylate	—	—	—	—	—	—	0.00%	359	1.55%	—
90		ˆ119	Ethanol	—	—	—	—	—	—	0.00%	128	0.55%	—
91		ˆ554	Full Range Naphtha	—	—	—	—	—	—	0.00%	232	1.00%	—
92		ˆ110	Iso Octane	—	—	—	—	—	—	0.00%	40	0.17%	—
93		ˆ551	Light Naptha	—	—	—	—	—	—	0.00%	—	0.00%	—
94		ˆ550	SR Naphtha	—	—	—	—	—	—	0.00%	—	0.00%	—
95		ˆ463	LSVGO	—	—	—	—	—	—	0.00%	175	0.75%	—
96		ˆ439	Ultreated Dsl	—	—	—	—	—	—	0.00%	396	1.71%	—
97		ˆ480	Ultra Low Sulfur EPA Diesel	—	—	—	—	—	—	0.00%	1	0.00%	—
98		2	Natural Gas H2 Plant	—	19,138	—	19,138	—	617	1.51%	289	1.24%	—
99		ˆ555	Slop	—	—	—	—	—	—	0.00%	—	0.00	$—
100		ˆ466	HSVGO	—	—	—	—	—	—	0.00%	—	0.00%	—
101		ˆˆ466	HSVGO	—	—	—	—	—	—	0.00%	—	0.00%	—
102			Total Other:	—	26,084	—	26,084	—	841	2.06%	1,754	7.56%	—
103
104			Total Raw Material Input:	315,211	1,273,406	—	1,264,323	324,294	40,785	100%	23,194	100%	—

Schedule S – 3

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule T
Excluded Transaction Trade Sheet

EXCLUDED TRANSACTION TRADE SHEET
Trade Date (Month/Day/Year): Ticket No.	[MM/DD/YYYY]	#

Excluded Transaction Type:	[Buy/Sell]	[Stand-Alone Trade/One of a Group]

Note: In evaluating whether a proposed Excluded Transaction is permitted, it is understood that a “Buy” will reduce the volume to be shipped from the Storage Facilities for the period listed, and a “Sell” will increase the volume to be shipped from the Storage Facilities for the period listed.

Contact:	[Aron Contact]	Phone No#	[###-###-####]
FOR PRODUCT
Quantity	Unit/Conversion:	[Barrels]
Product Description:
Specifications (Grade):
Shipping Method:
Location/Pipeline:	Pipeline:	Cycle: [If Applicable]

Delivery Period:

Comments:

Schedule T-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule V

					In Bound				Out Bound
		Runs			Truck Bbls		Rail Bbls		Truck Bbls		Rail Bbls
Flow Date	Invoice Date	Crude Unit 1	Crude Unit 2	Adjustment	to PPC	to LB	to PPC	to LB	to PPC	to LB	to PPC	to LB
24-Aug-12	30-Aug-12	17,761.00	27,245.00	-	-	-	3,000.00	-	500.00	-	-	-
25-Aug-12	30-Aug-12	15,469.00	26,949.00	376.00	-	-	2,400.00	-	1,000.00	-	-	-
26-Aug-12	30-Aug-12	16,988.00	27,520.00	1,092.00	-	-	-	-	-	-	-	-
27-Aug-12	29-Aug-12	18,301.00	27,019.00	413.00	-	-	-	-	-	-	-	-
28-Aug-12	31-Aug-12	18,139.00	27,348.00	210.00	-	-	-	-	-	-	-	-

					+ve Amount Due J. Aron
Estimated Daily Net Crude Sales	Daily Price	Payment Factor	True Up Factor	Cumulative Volume	Cumulative Settlement	Refund Volume	Refund Settlement	Net Settlement		Invoiced?	True Up Date	Split True Up Month
56,674.667	110.880	1.333	1/4 Sept 20; 3/4 Oct 19	213,659.00	23,690,509.92	44,907.00	4,581,501.95	19,109,007.97		YES	20-Sep-12	YES	1/4 Sept 20 & 3/4 Oct 20
54,189.333	110.880	1.333	1/4 Sept 20; 3/4 Oct 19							YES	20-Sep-12	YES	1/4 Sept 20 & 3/4 Oct 20
57,888.000	110.880	1.333	1/4 Sept 20; 3/4 Oct 19							YES	20-Sep-12	YES	1/4 Sept 20 & 3/4 Oct 20
44,907.000	102.022	1.000	1.00	44,907.00	4,581,501.95	-	-	4,581,501.95		YES	20-Sep-12	NO
45,277.000	110.256	1.000	1.00	171,841.000	18,946,501.30	126,564.00	14,033,416.32	4,913,084.98		YES	19-Oct-12	NO	Refund uses 3/4 of August 30th daily q. fixes

Schedule V-1

PORTIONS OF THIS EXHIBIT DENOTED WITH THREE ASTERISKS (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT.

Schedule X
Pipeline Systems (Included Crude Pipelines and Included Product Pipelines)
Pipelines Leased or Licensed from Kinder Morgan
Line 66 – Leased from SFPP, L.P. (Kinder)
Pipelines Leased from Chevron
Chevron Line 1 - (Paramount to Downey/Artesia to Lakewood)
Pipelines Leased from Crimson Pipeline
GX-210- (Willow Manifold to Kinder Morgan Carson)
Pipelines Leased from Chemoil
Line 3 LS - (Pico/D St. Vault to Matson Vault & Ribost Terminal)
Owned Pipelines
GX-130 – (Neptune Manifold to La Paloma Manifold)
GX-150 – (La Paloma Manifold to Medora Manifold to Avalon Manifold)
GX-140 – (Avalon Manifold to Kinder Morgan Carson)
PPC Line 145 – (PPC to KM LS 66)
PPC Upper 4 Pipeline – (Downey/Artesia Vault to Cenco/Crimson)
PPC Lower 4 Pipeline – ( ICTF Manifold to Long Beach Refinery)
PPC Middle 4 Pipeline – (Long Beach to Chevron Box at the corner of Downey/Artesia)
PPC 12” Pipeline – (PPC refinery to Lakewood or East Hynes)
PPC Line 3 Pipeline – (Matson manifold to ICTF Manifold)
PPC Line 3B Pipeline – (ICTF Manifold to Kinder Morgan Carson)
PPC Line 35 Pipeline – (Paramount Refinery to Long Beach Refinery)
Crimson California Pipeline LP Common Carrier Pipeline System
Plains Pacific Pipeline System LLC Common Carrier Pipeline System

Schedule X-1